Registration No. 33-28598
                                              File No. 811-5724

                               SECURITIES AND EXCHANGE COMMISSION
                                     WASHINGTON, D.C. 20549

                                            FORM N-14


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /



        PRE-EFFECTIVE AMENDMENT NO.                              /   /



        POST-EFFECTIVE AMENDMENT NO. 1                          / X /


                                OPPENHEIMER STRATEGIC FUNDS TRUST
                       (Exact Name of Registrant as Specified in Charter)


                        3410 South Galena Street, Denver, Colorado 80231
                            (Address of Principal Executive Offices)


                                          212-323-0200
                                 (Registrant's Telephone Number)


                                     Andrew J. Donohue, Esq.
                           Executive Vice President & General Counsel
                               Oppenheimer Management Corporation
                      Two World Trade Center, New York, New York 10048-0203
                                   (212) 323-0256
                             (Name and Address of Agent for Service)


As soon as practicable after the Registration Statement becomes effective. (Approximate Date of Proposed Public Offering)


It is proposed that this filing will become effective on June 2, 1995, pursuant to Rule 488.

No filing fee is due because the Registrant has previously registered an indefinite number of shares under Rule 24f-2; a Rule 24f-2 notice for the year ended September 30, 1994 was filed on November 29, 1994.

                               CONTENTS OF REGISTRATION STATEMENT



This Registration Statement contains the following pages and documents:

Front Cover
Contents Page
Cross-Reference Sheet


Part A

Proxy Statement for Oppenheimer Strategic Diversified Income Fund and
Prospectus for Oppenheimer Strategic Income Fund


Part B

Statement of Additional Information

Part C

Other Information
Signatures
Exhibits

                                            FORM N-14
                                OPPENHEIMER STRATEGIC FUNDS TRUST
                                      Cross Reference Sheet
Part A of
Form N-14
Item No.      Proxy Statement and Prospectus Heading and/or Title of Document
- --------      ----------------------------------------------------------------
1      (a)    Cross Reference Sheet
       (b)    Front Cover Page
       (c)    *
2      (a)    *
       (b)    Table of Contents
3      (a)    Comparative Fee Table
       (b)    Synopsis
       (c)    Principal Risk Factors
4      (a)    Synopsis; Approval of the Reorganization; Comparison between the
              Fund and Strategic Income Fund; Method of Carrying Out the
              Reorganization; Miscellaneous Information
       (b)    Approval of the Reorganization - Capitalization Table
              (Unaudited)
5      (a)    Registrant's Prospectus; Additional Information
       (b)    *
       (c)    *
       (d)    *
       (e)    Comparison between the Fund and Strategic Income Fund
       (f)    Comparison between the Fund and Strategic Income Fund
6      (a)    Prospectus of Oppenheimer Strategic Diversified Income Fund;
              Front Cover Page
       (b)    Comparison between the Fund and Strategic Income Fund
       (c)    *
       (d)    *
7      (a)    Introduction; Synopsis
       (b)    *
       (c)    Introduction; Approval of the Reorganization
8      (a)    Proxy Statement
       (b)    *
9             *

Part B of
Form N-14
Item No.      Statement of Additional Information Heading
- ---------     -------------------------------------------
10            Cover Page
11            Table of Contents
12     (a)    Oppenheimer Strategic Income Fund's Statement of Additional
Information
       (b)    *
13     (a)    Statement of Additional Information about Oppenheimer Global
              Environment Fund
       (b)    *
    14        Registrant's Statement of Additional Information; Statement of
              Additional Information about Oppenheimer Strategic Diversified
              Income Fund; Annual Report of Oppenheimer Strategic Diversified
              Income Fund at 9/30/94; Semi-Annual Report of Oppenheimer
              Strategic Diversified Income Fund at 3/31/95; Oppenheimer
              Strategic Income Fund Annual Report at 9/30/94 and Semi-Annual
              Report (unaudited) at 3/31/95

Part C of
Form N-14
Item No.      Other Information Heading
- ---------     -------------------------
15            Indemnification
16            Exhibits
17            Undertakings


_______________

* Not Applicable or negative answer

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /

Filed by a party other than the registrant      /   /

Check the appropriate box:
    /   /   Preliminary proxy statement

/ X /    Definitive proxy statement

/   /    Definitive additional materials

/   /    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Oppenheimer Strategic Funds Trust
- ------------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

Oppenheimer Strategic Diversified Income Fund
- ------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/   /    $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-
         6(j)(2).

/   /    $500 per each party to the controversy pursuant to Exchange Act
         Rule 14a-6(i)(3).

/   /    Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

(1)   Title of each class of securities to which transaction applies:
- ------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:
- ------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- ------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
- ------------------------------------------------------------------
/   /    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- ------------------------------------------------------------------
(1)   Amount previously paid:
- ------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
- ------------------------------------------------------------------
(3)   Filing Party:
- ------------------------------------------------------------------
(4)   Date Filed:

- -----------------------
(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                         June 1995



Dear Oppenheimer Strategic Diversified Income Fund Shareholder:

     Several weeks ago, I sent a letter to let you know about some positive changes being proposed for your Fund. A shareholder meeting has been scheduled in July and all shareholders of record on May 12th are being asked to vote either in person or by proxy. Enclosed you will find several items including, a notice of the meeting, a proxy statement detailing the proposal, a ballot card, an Oppenheimer Strategic Income
Fund prospectus, and a postage-paid return envelope for your convenience.

What is being proposed?

     In February, your Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommended approval of the merger of Strategic Diversified Income Fund into another Oppenheimer fund, Oppenheimer Strategic Income Fund.

Why does the Board of Trustees recommend this change?

     The Board of Trustees feels that this change is in the best interest of shareholders because both Strategic Diversified Income Fund and Strategic Income Fund have the same objective -- that is, seeking high current income. They also use the same flexible approach of investing in a diverse portfolio of U.S. government securities, lower-rated, high yield corporate bonds, and foreign fixed income securities to achieve that objective.

     Your Fund's objective and investment management style will not change as a result of this consolidation. But, by merging into a much larger fund -- Strategic Income Fund currently has over $4 billion in assets -- shareholders of Strategic Diversified Income Fund may benefit from the added diversification that comes with having a greater number of investment options as well as the lower expense ratio of a much larger fund.

     Your vote is very important because these decisions will affect your investment. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund -
- - and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

     Please contact your financial adviser or call us at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                    Sincerely,

                                    [JSF signature]

                          OPPENHEIMER STRATEGIC DIVERSIFIED INCOME FUND
                        3410 South Galena Street, Denver, Colorado  80231
                                         1-800-525-7048

                            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                    TO BE HELD JULY 12, 1995

To the Shareholders of Oppenheimer Strategic Diversified Income Fund:

    Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Strategic Diversified Income Fund ("Strategic Diversified Income Fund"), a registered management investment company, will be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on July 12, 1995, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve an Agreement and Plan of Reorganization between Strategic Diversified Income Fund and Oppenheimer Strategic Income Fund ("Strategic Income Fund"), and the transactions contemplated thereby, including the transfer of substantially all the assets of Strategic Diversified Income Fund, which is a series of Oppenheimer Strategic Funds Trust (the
"Trust"), having one class of shares, designated as Class C, in exchange for Class C shares of Strategic Income Fund, which is also a series of the Trust and the distribution of Class C shares to the shareholders of Strategic Diversified Income Fund in complete liquidation of Strategic Diversified Income Fund, the cancellation of the outstanding shares of Strategic Diversified Income Fund and its termination as a series of the Trust.

2. To act upon such other matters as may properly come before the Meeting.


Shareholders of record at the close of business on May 12, 1995 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Strategic Diversified Income Fund's Board of Trustees recommends a vote in favor of the Proposal.

WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

June 2, 1995
_______________________________________________________________________
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER STRATEGIC INCOME FUND
3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

PROXY STATEMENT AND PROSPECTUS

    Oppenheimer Strategic Funds Trust (the "Trust") has filed with the Securities and Exchange Commission (the "SEC") a Registration Statement on Form N-14 relating to the registration of Class C shares of its series named Oppenheimer Strategic Income Fund ("Strategic Income Fund") to be offered to the shareholders of the second series of the Trust named Oppenheimer Strategic Diversified Income Fund (the "Fund"), located at 3410 South Galena Street, Denver, Colorado 80231 (telephone 1-800-525-
7048), pursuant to an Agreement and Plan of Reorganization (the "Reorganization Agreement") between Strategic Income Fund and Strategic Diversified Income Fund. This Proxy Statement of Strategic Diversified Income Fund relating to the Reorganization Agreement and the transactions contemplated thereby (the "Reorganization") also constitutes a Prospectus of Strategic Income Fund filed as part of such Registration Statement. Strategic Income Fund is a mutual fund with the investment objective of seeking a high level of current income by investing mainly in debt securities and by writing covered call options on them.

This Proxy Statement and Prospectus sets forth concisely information about Strategic Income Fund that shareholders of Strategic Diversified Income Fund should know before voting on the Reorganization. A copy of the Prospectus for Strategic Income Fund, dated May 26, 1995, supplemented May 26, 1995, is enclosed, and is incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to Oppenheimer Shareholder Services ("OSS"), the transfer and shareholder servicing agent for Strategic Income Fund and Strategic Diversified Income Fund, at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Strategic Diversified Income Fund, dated February 1, 1995, supplemented May 26, 1995; (ii) a Statement of Additional Information about Strategic Diversified Income Fund, dated May 26, 1995; and (iii) a Statement of Additional Information about Strategic Income Fund, dated May 26, 1995 (the "Strategic Income Fund Additional Statement"). The Strategic Income Fund Additional Statement, which is incorporated herein by reference, contains more detailed information about Strategic Income Fund and its management. A Statement of Additional Information relating to the Reorganization, dated June 2, 1995, has been filed with the SEC as part of the Strategic Income Fund Registration Statement on Form N-14 and is incorporated by reference herein, and is available by written request to OSS at the same address immediately above or by calling the toll-free number shown above.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated June 2, 1995.

                                        TABLE OF CONTENTS
                                 PROXY STATEMENT AND PROSPECTUS
                                                                   Page
    Introduction
   General
   Record Date; Vote Required; Share Information
   Proxies
   Costs of the Solicitation and the Reorganization
   Comparative Fee Table
Synopsis
   Parties to the Reorganization
   The Reorganization
   Reasons for the Reorganization
   Tax Consequences of the Reorganization
   Investment Objectives and Policies
   Investment Advisory and Distribution and Service Plan Fees
   Purchases, Exchanges and Redemptions
Principal Risk Factors
Approval of the Reorganization (The Proposal)
   Reasons for the Reorganization
   The Reorganization
   Tax Aspects of the Reorganization
   Capitalization Table (Unaudited)
Comparison Between Strategic Diversified Income Fund and Strategic Income
Fund
   Investment Objectives and Policies
   Special Investment Methods
   Investment Restrictions
   Portfolio Turnover
   Description of Brokerage Practices
   Expense Ratios and Performance
   Shareholder Services
   Rights of Shareholders
   Management and Distribution Arrangements
   Purchase of Additional Shares
Method of Carrying Out the Reorganization
Miscellaneous
   Additional Information
   Financial Information
   Public Information
Other Business
Annex A - Agreement and Plan of Reorganization, dated
February 28, 1995, by and between Oppenheimer Strategic
Diversified Income Fund and Oppenheimer Strategic
Income Fund                                              A-1

                          OPPENHEIMER STRATEGIC DIVERSIFIED INCOME FUND
                        3410 South Galena Street, Denver, Colorado 80231
                                         1-800-525-7048

                                 PROXY STATEMENT AND PROSPECTUS

                                 Special Meeting of Shareholders
                                    to be held July 12, 1995


                                          INTRODUCTION

General

    This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Strategic Diversified Income Fund (the "Fund"), a registered management investment company, in connection with the solicitation by the Board of Trustees (the "Board") of Oppenheimer Strategic Fund Trust (the "Trust") proxies to be used at the Special Meeting of Shareholders of Strategic Diversified Income Fund to be held at 3410 South Galena Street, Denver, Colorado 80231, at 10:00 A.M., Denver time, on July 12, 1995, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about June 12, 1995.

At the Meeting, shareholders of Strategic Diversified Income Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between Strategic Diversified Income Fund and Oppenheimer Strategic Income Fund ("Strategic Income Fund"), and the transactions contemplated thereby (the "Reorganization"), including the transfer of substantially all the assets of Strategic Diversified Income Fund, which is a series of Oppenheimer Strategic Funds Trust (the "Trust"), having one class of shares, designated as Class C, in exchange for Class C shares of Strategic Income Fund, the distribution of Class C shares to the shareholders of Strategic Diversified Income Fund in complete liquidation of Strategic Diversified Income Fund, and the cancellation of the outstanding shares of Strategic Diversified Income Fund and its termination as a series of the Trust. The Class C shares to be issued by Strategic Income Fund pursuant to the Reorganization will be issued at net asset value without a sales charge and without the imposition of the contingent deferred sales load. Additional information with respect to these changes to Strategic Income Fund is set forth herein, in the Prospectus of Strategic Income Fund accompanying this Proxy Statement and Prospectus and in the Strategic Income Fund Additional Statement which is incorporated herein by reference.

Record Date; Vote Required; Share Information

    The Board has fixed the close of business on May 12, 1995 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of the holders of a majority of the outstanding shares of Strategic Diversified Income Fund is defined in the Investment Company Act of 1940 as the vote of the holders of the lesser of: (i) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Strategic Diversified Income Fund will vote on the Reorganization. The vote of shareholders of Strategic Income Fund is not being solicited.

At the close of business on the Record Date, there were approximately 11,296,673.993 shares of Strategic Diversified Income Fund issued and outstanding and 588,698,559.025 outstanding Class A shares of 266,560,605.322 outstanding Class B shares of Strategic Income Fund. The presence in person or by proxy of the holders of a majority of such shares constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Strategic Diversified Income Fund, as of the Record Date, no person owned of record or beneficially 5% or more of its outstanding shares. As of the Record Date, to the knowledge of Strategic Income Fund, no person owned of record or beneficially 5% or more of its outstanding shares. In addition, as of the record date, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of either Strategic Diversified Income Fund or Strategic Income.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

    Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Strategic Diversified Income Fund at Two World Trade Center, 34th Floor, New York, New York 10048-0203; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

    All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Strategic Diversified Income Fund. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Strategic Diversified Income Fund or officers and employees of OSS, personally or by telephone or telegraph; any expenses so incurred will be borne by OSS. Proxies may be solicited by a proxy solicitation firm hired at Strategic Diversified Income Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Strategic Diversified Income Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Strategic Diversified Income Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Strategic Diversified Income Fund and Strategic Income Fund will bear the cost of their respective tax opinions. Any other out-of-pocket expenses of Strategic Diversified Income Fund and Strategic Income Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Strategic Diversified Income Fund and Strategic Income Fund, respectively, in the amounts so incurred by each.

                                      COMPARATIVE FEE TABLE

    Strategic Diversified Income Fund and Strategic Income Fund each pay a variety of expenses directly for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in Strategic Diversified Income Fund with the direct expenses of investing in Strategic Income Fund. The direct expenses of investing in the surviving Strategic Income Fund are not expected to be different as a result of the Reorganization.


                            Oppenheimer          Oppenheimer
                            Strategic DiversifiedStrategic Income
                            Income Fund Class C  Fund Class A    Class B             Class C
Shareholder Transaction Expenses

Maximum Sales Charge on
   Purchases (as a % of
   offering price)                   None             4.75%      None                None
Sales Charge on Reinvested
   Dividends                         None             None       None                None
Deferred Sales Charge (as
   a % of the lower of the
   original purchase price
   or redemption proceeds)           1%(1)            None       5% in the first year1%(1)
                                                                 declining to 1%
                                                                 in the sixth year
                                                                 and eliminated
                                                                 thereafter

                                                 Pro Forma Surviving
                                                 Strategic Income Fund
                                                 Class A         Class B             Class C

Maximum Sales Charge on
   Purchases (as a % of
   offering price)                               4.75%           None                None
Sales Charge on Reinvested
   Dividends                                     None            None                None
Deferred Sales Charge (as
   a % of the lower of the
   original purchase price
   or redemption proceeds)                       None            5% in the first     1%(1)
                                                                 year declining to
                                                                 1% in the sixth
                                                                 year and eliminated
                                                                 thereafter

(1) If you redeem shares within 12 months of buying them, you may have to pay a 1% contingent deferred sales charge ("CDSC"). The CDSC will not be imposed on Fund shares exchanged in this Reorganization but will continue to apply to Strategic Income shares received, based on the date your Fund shares were purchased.



    The following numbers are projections of Strategic Diversified Income Fund's business expenses based on a six month period (annualized) ended March 31, 1995 (unaudited). Since Class C shares of Strategic Income Fund were not publicly offered during the fiscal year ended September 30, 1994, the annual operating expenses are estimates, based on Class B shares of Strategic Income Fund. The pro forma information with respect to Class
C shares is based on estimates of the business expenses for Strategic Income Class B shares after giving effect to the Reorganization. These amounts are shown as a percentage of average net assets. The 12b-1 Distribution and Service Plan fees are the 12b-1 service plan fees (0.25% of average annual net assets) and the annual asset-based sales charges of 0.75%.

                                         Strategic                            Pro Forma
                                         Diversified        Strategic         Strategic
                                         Income Fund        Income Fund       Income
                                         Class C            Class C           Class C
Management Fees                              .75%              .54%               .54%
12b-1 Distribution and Service
  Plan Fees                                 1.00%             1.00%              1.00%
Other Expenses                               .44%              .15%               .15%
Total Fund Operating Expenses               2.19%             1.69%              1.69%

    Class A and Class B shares will not be issued to shareholders of Strategic Diversified Income Fund as part of the Reorganization. However, for informational purposes, the business expenses of Class A and Class B shares, for the six months ended March 31, 1995 (annualized) was with respect to Class A shares, .54% of management fees, .24% of 12b-1 service plan fees, and .16% of other expenses for total operating expenses of
 .94%. With respect to Class B shares, .54% of management fees, 1.00% of 12b-1 Distribution and Service Plan Fees and .17% of other expenses, for total operating expenses of 1.71%. The pro forma estimates with respect to Class A and Class B shares after giving effect to the Reorganization would be the same.

Example. To try and show the effect of the expenses in an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in either the Class C shares of Strategic Diversified Income Fund, Class C shares of Strategic Income or the pro forma surviving Strategic Income Fund and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                                        1 year      3 years      5 years      10 years*
Oppenheimer Strategic
Diversified Income Fund
     Class C Shares                     $32         $69          $117         $252

Oppenheimer Strategic
Income Fund
     Class C Shares                     $27         $53          $92          $200

Pro Forma Combined Fund
     Class C Shares                     $27         $53          $92          $200

If you did not redeem your investment, it would incur the following expenses:

                                        1 year      3 years      5 years      10 years*
Oppenheimer Strategic
Diversified Income Fund
     Class C Shares                     $22         $69          $117         $252

Oppenheimer Strategic
Income Fund
     Class C Shares                     $17         $53          $92          $200

Pro Forma Surviving Strategic
Income Fund
     Class C Shares                     $17         $53          $92          $200

- -------------------
* Because of the asset-based sales charge imposed on shares of Strategic Diversified Income Fund, long term shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulatory requirements.

                                            SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Strategic Diversified Income Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement, a copy of which is attached as an Annex hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Strategic Income Fund which accompanies this Proxy Statement and Prospectus and is incorporated by reference herein.

Parties to the Reorganization

Strategic Diversified Income Fund is one of two investment portfolios or "series" of Oppenheimer Strategic Funds Trust (the "Trust"). The Trust was organized in 1989 as a Massachusetts business trust with one series, but in December 1993, the Trust was reorganized to become a multi-series business trust and Strategic Diversified Income Fund became a series of it. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.
Each of the two series of the Trust is a fund that issues its own shares, has its own investment portfolio, and its own assets and liabilities. Strategic Diversified Income Fund and Strategic Income Fund are each located at 3410 South Galena Street, Denver, Colorado 80231. There is one Board of Trustees of the Trust. Oppenheimer Management Corporation (the "Manager") acts as investment adviser to Strategic Diversified Income Fund and Strategic Income Fund (collectively referred to herein as the "funds"). Additional information about the parties is set forth below.

Shares to be Issued. Shareholders of Strategic Diversified Income Fund will receive Class C shares of Strategic Income Fund in exchange for their shares of Strategic Diversified Income Fund. The Board of Trustees of the Trust have established three classes of shares of Strategic Income which are Classes A, B and C. All classes of shares vote together in the aggregate as to certain matters, however shares of a particular class vote together on matters that affect that class alone. With respect to Strategic Diversified Income Fund, there is only one class of shares, and Fund shareholders vote exclusively on all matters submitted to a vote of Fund shareholders. In most other respects, the shares of Strategic Diversified Income Fund, and Class C shares of Strategic Income to be issued in the reorganization are substantially similar.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Strategic Diversified Income Fund to Strategic Income Fund in exchange for Class C shares of Strategic Income Fund. Presently Strategic Diversified Income Fund has only one class of shares (Class C shares). The net asset value of Strategic Income Fund Class C shares issued in the exchange will equal the value of the assets of Strategic Diversified Income Fund received by Strategic Income Fund. Following the Closing of the Reorganization presently scheduled for August 4, 1995, Strategic Diversified Income Fund will distribute the Class C shares of Strategic Income Fund received by Strategic Diversified Income Fund on the Closing Date to holders of Fund shares issued and outstanding as of the Valuation Date (as hereinafter defined). As a result of the Reorganization, each Fund shareholder will receive that number of full and fractional Strategic Income Fund Class C shares equal in value to such shareholder's pro rata interest in the assets transferred to Strategic Income Fund as of the Valuation Date. The Board has determined that the interests of existing Fund shareholders will not be diluted as a result of the Reorganization. For the reasons set forth below under "The Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees'), as that term is defined in the Investment Company Act, has concluded that the Reorganization is in the best interests of Strategic Diversified Income Fund and its shareholders and recommends approval of the Reorganization by Fund shareholders. If the Reorganization is not approved, Strategic Diversified Income Fund will continue in existence as a series of the Trust and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

At a meeting of the Board of Trustees (the "Board") held February 28, 1995, the Trustees reviewed and discussed materials relevant to the Reorganization. The Board, including the Independent Trustees, unanimously approved and recommended to shareholders of Strategic Diversified Income Fund that they approve the Reorganization. Strategic Diversified Income Fund and Strategic Income Fund are each series of the same Trust. Strategic Diversified Income Fund presently offers one class of shares designated as Class C. Strategic Income Fund has three designated classes of shares; Class A, Class B and Class C. Each series has its own investment portfolio and its own assets and liabilities. The Board, in its review of the proposed reorganization, noted that both Strategic Diversified Income Fund and Strategic Income Fund share the identical investment objective of seeking a high level of current income by investing primarily in debt securities and by writing covered call options on them. The investment policies and restrictions of each fund are substantially the same. While sharing identical investment objectives and policies, Strategic Diversified Income Fund is a new fund which commenced the sales of its shares on February 1, 1994. Strategic Diversified Income Fund has not grown and it is significantly smaller in size compared to Strategic Income Fund. The Board considered that Strategic Income Fund would provide a greater diversification of investments to Fund shareholders, and at the same time Fund shareholders would have the benefit of a reduction in management fee rates and business expenses based on the large asset size and the large number of shareholders of Strategic Income Fund. As of March 31, 1995, Strategic Diversified Income Fund has ______ net assets and Strategic Income Fund had approximately net assets of ___________. The Board concluded that as a result of such Reorganization, shareholders of Strategic Diversified Income Fund would become shareholders of a larger fund and should benefit from the economics of scale.

The Board, in reviewing financial information, considered that Fund shareholders would expect a reduction in overall expenses as a result of becoming shareholders in the larger Strategic Income Fund. Although the Manager had been voluntarily reimbursing Strategic Diversified Income Fund to the level needed to maintain the dividend, the voluntary reimbursement is no longer necessary, and it was terminated in September of 1994. The ratio of expenses to average net assets for Strategic Diversified Income Fund for the fiscal year ended September 30, 1994 was 1.71% (after reimbursement). For the six months ended March 31, 1995, the ratio of expenses to average net assets was 2.19%. Before voluntary reimbursement by the Manager these expenses for the period ended September 30, 1994 were 2.13%.

For the fiscal year ended September 30, 1994, and the six month period ended March 31, 1995 (unaudited) on a pro forma basis giving effect to the Reorganization, the expense ratio of Strategic Income Fund, as a percentage of average annual net assets would have been 1.71% and 1.69%, respectively, for Class C shares.

In addition to the above, the Board also considered information with respect to the investment performance of Strategic Diversified Income Fund. The Board considered information concerning Class B shares of Strategic Income Fund, which has comparable business expenses to the expected expenses of the Class C shares of Strategic Diversified Income Fund, and determined that both standardized yield and average annual return were better for Class B shares of Strategic Income Fund than Class C shares of Strategic Diversified Income Fund. Although past performance is not predictive of future results, shareholders of Strategic Diversified Income Fund would have an opportunity to become shareholders of Strategic Diversified Income Fund with better past performance.

The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the combining of Strategic Diversified Income Fund with Class C shares of Strategic Income Fund would not result in dilution to the shareholders of Strategic Diversified Income Fund and it would not result in dilution to shareholders of Strategic Income Fund.

Tax Consequences of the Reorganization

In the opinion of Deloitte & Touche LLP, tax adviser to Strategic Diversified Income Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, no gain or loss will be recognized by the Trust, Strategic Income Fund, or the shareholders of Strategic Diversified Income Fund for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects" below.

Investment Objectives and Policies

Strategic Diversified Income Fund and Strategic Income Fund have virtually identical investment objectives and policies. Each fund seeks a high level of current income mainly from interest on debt securities and also seeks to enhance its income by writing covered call options on debt securities. The funds do not invest with the objective of seeking capital appreciation.

Each fund seeks its investment objective by investing principally in three market sectors: (1) debt securities of foreign governments and companies,
(2) U.S. Government securities, and (3) lower-rated, high-yield debt securities of U.S. companies. Under normal market conditions the funds will invest in each of these three sectors, but from time to time the Manager will adjust the amounts the funds invest in each sector.

Investment Advisory and Distribution and Service Plan Fees

The terms and conditions of each investment advisory agreement are the same. The funds obtain investment management services from the Manager. The management fee is payable monthly and computed on the net asset value of each fund as of the close of business each day. Both Strategic Diversified Income Fund and Strategic Income Fund pay the same management fee at the rate of 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of the net assets in excess of $1 billion.
Each fund has a Distribution and Service Plan (the "Plan" for its Class
C shares pursuant to which payments are made to Oppenheimer Funds Distributor, Inc. (the "Distributor") in connection with distributing each fund's Class C shares and servicing accounts. Under each Plan, the fund pays the Distributor an annual "asset-based sales charge" of 0.75 per year. The Distributor also receives a service fee of 0.25% per year.
Both fees are computed on the average annual net assets of the fund, determined as of the close of each regular business day. The Plan for Strategic Diversified Income Fund makes payments to reimburse the Distributor for its distribution expenses. The Plan for Strategic Income is a compensation plan under which Strategic Income pays the Distributor for certain distribution services but Strategic Income payments are not tied to reimbursing the Distributor for its expenses.

Purchases, Exchanges and Redemptions

Strategic Diversified Income Fund and Strategic Income Fund are each series of Oppenheimer Strategic Funds Trust. The funds are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same. Shares of either fund may be exchanged only for Class C shares of Oppenheimer Funds and the number of Oppenheimer Funds offering Class C shares is limited.

There is no initial sales charge on purchases of either Fund shares, however, if shares of either Fund are sold within 12 months, there will be a contingent deferred sales charge of 1%. Class C shares of Strategic Income Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC will be imposed as a result of the Reorganization. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other OppenheimerFunds which offer Class C shares, and reinvestment privileges. Please see "Shareholder Services," and you should refer to Strategic Diversified Income Fund's prospectus and Strategic Income Fund's prospectus included with this document for further information.

                                     PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Strategic Income Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information. As stated in their respective Prospectuses, as a general matter, both Strategic Diversified Income Fund and Strategic Income Fund are designed for investors willing to assume additional risk in return for seeking high current income. The funds do not invest with the objective of seeking capital appreciation.

Both Strategic Diversified Income Fund and Strategic Income Fund seek high current income mainly from interest on debt securities. They also seek to enhance income by writing covered call options on debt securities. In seeking their investment objectives, both funds invest in higher-yielding, lower-rated debt securities, commonly known as "junk bonds." The types of securities each Fund invests in are substantially similar, including foreign securities and certain derivative investments. These securities and risks of investing in them are described below under "Investment Objectives and Policies" on page 15. The Board of Trustees has concluded that shareholders of Strategic Diversified Income Fund should not be subject to any material increase in investment risks as shareholders of Strategic Income.

                                 APPROVAL OF THE REORGANIZATION
                                         (The Proposal)

Reasons for the Reorganization

At a meeting of the Board of Trustees (the "Board") held February 28, 1995, the Trustees reviewed and discussed materials relevant to the proposed Reorganization. The Board, including the Independent Trustees, unanimously approved and recommended to shareholders of Strategic Diversified Income Fund that they approve the Reorganization. Strategic Diversified Income Fund and Strategic Income Fund are each series of the same Trust. Strategic Diversified Income Fund presently offers one class of shares designated as Class C. Strategic Income Fund has three designated classes of shares; Class A, Class B and Class C. Each series has its own investment portfolio and its own assets and liabilities. The Board, in its review of the proposed reorganization, noted that both Strategic Diversified Income Fund and Strategic Income Fund share the identical investment objective of seeking a high level of current income by investing primarily in debt securities and by writing covered call options on them. The investment policies and restrictions of each fund are substantially the same. While sharing identical investment objectives, Strategic Diversified Income Fund is a new fund which commenced the sales of its shares on February 1, 1994. Strategic Diversified Income Fund has not grown and it is significantly smaller in size than Strategic Income Fund. The Board considered that Strategic Income Fund would provide a greater diversification of investments to Fund shareholders, and at the same time Fund shareholders would have the benefit of a reduction in management fee rates and business expenses based on the large asset size and the large number of shareholders of Strategic Income Fund. As of March 31, 1995, Strategic Diversified Income Fund had net assets of 49,094,881 and Strategic Income Fund had approximately net assets of 4,643,263,905. The Board concluded that as a result of such Reorganization, shareholders of Strategic Diversified Income Fund would become shareholders of a larger fund and should benefit from the economics of scale.

The Board, in reviewing financial information, considered that Fund shareholders would expect a reduction in overall expenses as a result of becoming shareholders in the larger Strategic Income Fund. Although the Manager had been voluntarily reimbursing Strategic Diversified Income Fund to the level needed to maintain the dividend, the voluntary reimbursement was terminated in September, 1994 because it was no longer necessary to maintain the dividend. The ratio of expenses to average net assets for Strategic Diversified Income Fund for the fiscal year ended September 30, 1994 was 1.71% (after reimbursement). For the six months ended March 31, 1995, the ratio of expenses to average net assets was 2.19%. Before voluntary reimbursement by the Manager these expenses for the period ended September 30, 1994 were 2.13%.

In addition to the above, the Board also considered information with respect to the performance of Strategic Diversified Income Fund. All shares of all classes of Strategic Income Fund represent interests in the same portfolio of investment securities, and the investment performance of Strategic Income Fund's investments affects each share equally. The investment return on the shares of the different classes is affected by the expenses borne by each class. The Board reviewed information concerning Class B shares of Strategic Income Fund, and considered that the business expenses which will be incurred by Class C shares of Strategic Income Fund are similar to the business expenses of Strategic Income Fund's Class B shares. Through the economies of scale mentioned above, it is anticipated that the expenses to be borne by Strategic Income Fund's Class C shares should be less than the expenses borne by Strategic Diversified Income Fund's shareholders. Based on this analysis, the Board anticipates that the investment performance of Strategic Income Fund's Class C shares should be better than the investment performance of shares of Strategic Diversified Income Fund if there were no Reorganization. Based on a similar analysis, the Board also considered that both standardized yield and average annual return were better for Class B shares of Strategic Income Fund than Class C shares of Strategic Diversified Income Fund. Although past performance is not predictive of future results, shareholders of Strategic Diversified Income Fund would have an opportunity to become shareholders of a fund with lower expenses.

The Board also considered that the Reorganization would be a tax-free reorganization, and there would be no sales charge imposed in effecting the Reorganization. The Board concluded that the Reorganization would not result in dilution to the shareholders of Strategic Diversified Income Fund and it would not result in dilution to shareholders of Strategic Income Fund.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Annex A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of Strategic Diversified Income Fund (other than the cash reserve described below (the "Cash Reserve")) as a series of Oppenheimer Strategic Funds Trust will be transferred to Strategic Income Fund in exchange for Class C shares of Strategic Income Fund, (ii) these shares will be distributed among the shareholders of Strategic Diversified Income Fund in complete liquidation of Strategic Diversified Income Fund, (iii) Strategic Diversified Income Fund will be terminated as a series of the Trust and (iv) the outstanding shares of Strategic Diversified Income Fund will be cancelled. Strategic Income Fund will not assume any of Strategic Diversified Income Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Strategic Income Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Strategic Diversified Income Fund other than its Cash Reserve; and (ii) the shareholders of Strategic Diversified Income Fund as of the close of business on the Closing Date will become shareholders of Class C shares of Strategic Income Fund.

The effect of the Reorganization will be that shareholders of Strategic Diversified Income Fund who vote their shares in favor of the Reorganization will be electing to redeem their shares of Strategic Diversified Income Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class C shares of Strategic Income Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Strategic Diversified Income Fund which is sufficient in the discretion of the Board for the payment of: (a) Strategic Diversified Income Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Strategic Income Fund. Strategic Diversified Income Fund and Strategic Income Fund, each as a series of Oppenheimer Strategic Funds Trust will bear all of their respective expenses associated with the Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Strategic Diversified Income Fund will not exceed $_____. Liabilities as of the date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Strategic Diversified Income Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, Strategic Income Fund will be in compliance with all of its investment policies and restrictions. Strategic Diversified Income Fund will recognize capital gain or loss on any sales made pursuant to this paragraph. As noted in "Tax Aspects of the Reorganization" below, if Strategic Diversified Income Fund realizes net gain from the sale of securities in 1995, such gain, to the extent not offset by capital loss carry forward, will be distributed to shareholders prior to the Closing Date and will be taxable to shareholders as capital gain.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Strategic Diversified Income Fund will pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Strategic Diversified Income Fund's shareholders all of Strategic Diversified Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Strategic Diversified Income Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Strategic Diversified Income Fund for Class C shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of Strategic Diversified Income Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Strategic Diversified Income Fund has represented to Deloitte & Touche, tax adviser to Strategic Diversified Income Fund, that there is no plan or intention by any Fund shareholder who owns 5% or more of Strategic Diversified Income Fund's outstanding shares, and, to Strategic Diversified Income Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Strategic Income Fund Class C shares received in the transaction that would reduce Strategic Diversified Income Fund shareholders' ownership of Strategic Income Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Fund shares as of the same date. Oppenheimer Strategic Funds Trust has represented to Deloitte & Touche that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Strategic Income Fund and Strategic Diversified Income Fund will receive the opinion of Deloitte to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code.

2. Strategic Diversified Income Fund and Strategic Income Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Strategic Diversified Income Fund upon the distribution of Class C shares of beneficial interest in Strategic Income Fund to the shareholders of Strategic Diversified Income Fund pursuant to Section 354 of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Strategic Diversified Income Fund by reason of the transfer of its assets solely in exchange for Class C shares of Strategic Income Fund.

5. Under Section 1032 of the Code no gain or loss will be recognized by Strategic Income Fund by reason of the transfer of Strategic
     Diversified Income Fund's assets solely in exchange for Class C shares of Strategic Income Fund.

6. The shareholders of Strategic Diversified Income Fund will have the same tax basis and holding period for the shares of beneficial interest in Strategic Income Fund that they receive as they had for Strategic Diversified Income Fund stock that they previously held, pursuant to Sections 358(a) and 1223(1) of the Code, respectively.

7. The securities transferred by Strategic Diversified Income Fund to Strategic Income Fund will have the same tax basis and holding period in the hands of Strategic Income Fund as they had for Strategic Diversified Income Fund, pursuant to Sections 362(b) and 1223(1) of the Code, respectively.


Shareholders of Strategic Diversified Income Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the Federal income tax consequences of the Reorganization, shareholders of Strategic Diversified Income Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Strategic Diversified Income Fund and Strategic Income Fund and indicates the pro forma combined capitalization as of March 31, 1995 as if the Reorganization had occurred on such dates.



March 31, 1995
                                                                 Net Asset
                                                                 Shares         Value
                                        Net Assets  Outstanding  Per Share
Oppenheimer Strategic
Income Fund
     Class A                            $2,990,586,689           663,783,585    $4.51
     Class B                            $1,652,677,216           366,177,811    $4.51

Oppenheimer Strategic
Diversified Income Fund
     Class C                            $   49,094,881            10,832,351    $4.53

Oppenheimer Strategic
Income Fund (Pro Forma
Combined Fund)
     Class A                            $2,990,586,689           663,783,585    $4.51
     Class B                            $1,652,672,216           336,177,811    $4.51
     Class C                            $   49,094,881            10,885,787    $4.51

Reflects issuance of 10,885,787 shares of Strategic Income Fund in a tax-free exchange for the net assets of Strategic Diversified Income Fund, aggregating $49,094,881.

The pro forma ratio of expenses to average annual net assets of the Class C shares at September 30, 1994 and at March 31, 1995 would have been 1.71% and 1.69%, respectively, for Class C shares. The pro forma ratio of expenses to average net assets of Class A of September 30, 1994 and March 31, 1995 would have been .93% and .94%, respectively. The pro forma ratio of expenses to average net assets of Class B at September 30, 1994 and March 31, 1995 would have been 1.71% and 1.69%, respectively.



                    COMPARISON BETWEEN Strategic Diversified Income Fund AND
                                      STRATEGIC INCOME FUND

Information about Strategic Diversified Income Fund and Strategic Income Fund is presented below. Additional information about Strategic Income Fund is set forth in its Prospectus, accompanying this Proxy Statement and Prospectus, and additional information about both funds is set forth in documents that may be obtained upon request of the transfer agent and upon review at the offices of the SEC. See "Miscellaneous - Public Information."

Investment Objectives and Policies

As their investment objective, both Strategic Diversified and Strategic Income Fund seek a high level of current income by investing mainly in debt securities and by writing covered calls on them. The funds do not invest with the objective of capital appreciation. In seeking their investment objectives, the funds employ virtually identical investment policies as described in detail below. The Manager is the investment adviser to both Strategic Diversified Income Fund and Strategic Income Fund.

Each of the funds seek their investment objective by investing principally in three market sectors: (1) debt securities of foreign governments and companies, (2) U.S. Government securities, and (3) lower-rated, high-yield debt securities of U.S. companies. Under normal market conditions the funds will invest in each of these three sectors, but from time to time the Manager will adjust the amounts Strategic Diversified Income Fund invests in each sector.

By investing in all three sectors, the funds seek to reduce the volatility of fluctuations in its net asset value per share, because the overall securities price and interest rate movements in each of the different sectors are not necessarily correlated with each other. Changes in one sector may be offset by changes in another sector that moves in a different direction. Therefore, this strategy may help reduce some of the risks from negative market movements and interest rate changes in any one sector. However, Strategic Diversified Income Fund may invest up to 100% of their respective assets in any one sector if the Manager believes that in doing so the funds can achieve their objective without undue risk to a fund's assets.

When investing the fund's respective assets, the Manager considers many factors, including general economic conditions in the U.S. and abroad, prevailing interest rates, and the relative yields of U.S. and foreign securities. While each fund may seek to earn income by writing covered call options, market price movements may make it disadvantageous to do so. The funds may also try to hedge against losses by using hedging strategies described below. When market conditions are unstable, the funds may invest substantial amounts of their assets in money market instruments for defensive purposes. These instruments include U.S. Government Securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Board of Trustees.

Lower Rated Securities

In seeking high current income, each fund may invest in higher-yielding, lower-rated debt securities, commonly known as "junk bonds." There is no restriction on the amount of each fund's assets that could be invested in these types of securities. Lower-rated debt securities are those rated below "investment grade," which means they have a rating of "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at time of purchase.

The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the fund, but evaluates other economic and business factors as well. Each fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. They are also subject to greater credit risk. For example, there is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk.

These risks mean that either fund may not achieve the expected income from lower-grade securities, and that either fund's net asset value per share may be affected by declines in value of these securities. Strategic Diversified Income Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in each fund's Statement of Additional Information.

Interest Rate Risks

In addition to credit risks, referred to above, debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer. Changes in the value of securities held by each fund mean that each fund's share prices can go up or down when interest rates change because of the effect of the change on the value of each fund's portfolio of debt securities.

Risk of Foreign Securities

Both Strategic Diversified Income Fund and Strategic Income Fund may invest in debt securities issued or guaranteed by foreign companies, "supranational" entities such as the World Bank, and foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income each fund receives. Each fund can also invest in preferred stocks and "zero coupon" securities, which have similar features to the ones described below in "Debt Securities of U.S. Companies." However, if the assets of either fund are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Board of Trustees. Each of the funds may buy or sell foreign currencies and foreign currency forward contracts (agreements to exchange one currency for another at a future date) to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect a fund from adverse exchange rate changes, there is a risk of loss if the Manager fails to predict currency exchange movements correctly. For example, foreign issuers are not required to use accounting methods that correspond to generally-accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended (the "Securities Act"), the issuer may not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by a variety of factors, including, among others, incomplete or inaccurate information available as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy in the U.S. or abroad, or changed circumstances in dealings between nations. In addition, it is generally more difficult to obtain court judgments outside the U.S. Additional costs may be incurred in connection with investments in foreign securities because of generally higher foreign commissions and the additional custodial costs associated with monitoring foreign securities. Foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S.

Debt Securities of Foreign Governments and Companies. The funds may invest in debt securities issued or guaranteed by foreign companies, "supranational" entities such as the World Bank, and foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. The funds will not invest more than 25% of their respective total assets in government securities of any one foreign country or more than 25% of its assets in companies in one foreign country. Otherwise, the funds are not restricted in the amount of assets they may invest in foreign countries or in which countries. Both funds may buy or sell foreign currencies and foreign currency forward contracts (agreements to exchange one currency for another at a future date) to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect the funds from adverse exchange rate changes, there is a risk of loss if the Manager fails to predict currency exchange movements correctly.

    U.S. Government Securities. The funds may invest in debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"). Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the funds invest in. Other mortgage-related U.S. Government Securities Strategic Diversified Income Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac") and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae"). Other U.S. Government Securities Strategic Diversified Income Fund invests in may be zero coupon Treasury securities and collateralized mortgage obligations ("CMOs").

Although U.S. Government Securities involve little credit risk, their values will fluctuate depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when one of the funds holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them when market conditions are appropriate.

Zero Coupon Treasury Securities. Zero coupon Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value and will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. Each of the funds accrues interest into holdings without receiving the accrual costs. As a result, the funds may be forced to seek portfolio securities to pay cash dividends of net redemptions.
The funds may invest up to 50% of their respective total assets in zero coupon securities issued by either the U.S. Government or U.S. companies.

Mortgage-Backed U.S. Government Securities and CMOs. Certain mortgage-backed U.S. Government securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

The funds may also invest in CMOs, which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

The funds may also enter into "forward roll" transactions with banks and dealers with respect to the mortgage-related securities in which it can invest. These require a fund to secure its obligation in the transaction by segregating assets with its custodian bank equal in amount to its obligation under the roll.

The funds may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the funds will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the funds might receive back less than their investment.

The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

Debt Securities of U.S. Companies. Each of the funds may invest in debt securities and dividend-paying common stocks issued by U.S. companies, including bonds, debentures, notes, preferred stocks, zero coupon securities, participation interests, asset-backed securities and sinking fund and callable bonds. The funds may purchase these securities in public offerings or through private placements. The funds have no limitations on the maturity, capitalization of the issuer or credit rating of the domestic debt securities in which it invests, although it is expected that most issuers will have total assets in excess of $100 million.

Zero Coupon Corporate Securities. Zero coupon corporate securities are similar to U.S. Government zero coupon treasury securities but are issued by companies. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.

Corporate Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the funds. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

Participation Interests. Each of the funds may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members
of the lending syndicate.   No more than 5% of each fund's net assets can
be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, each fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to each fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities" below.

Special Investment Methods

    Strategic Diversified Income Fund and Strategic Income Fund use the special investment methods summarized below.

Borrowing For Leverage. From time to time, Strategic Diversified Income Fund and Strategic Income Fund may increase their ownership of securities by borrowing up to 50% of the value of their respective assets from banks on an unsecured basis and investing the borrowed funds (on which the fund will pay interest), subject to the 300% asset coverage requirement of the Investment Company Act. Purchasing securities with borrowed funds is a speculative investment method known as leveraging. There are risks associated with leveraging purchases of portfolio securities by borrowing, including a possible reduction of income and increased fluctuation of net asset value per share.

Short Sales Against-the-Box. The funds may not sell securities short except in transactions referred to as "short sales against-the-box." No more than 15% of each fund's net assets will be held as collateral for such short sales at any one time.

    Hedging. Each of the funds may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." Strategic Diversified Income Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below.

The funds may buy and sell options, futures and forward contracts for a number of purposes. They may do so to try to manage its exposure to the possibility that the prices of their portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. They may do so to try to manage their exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge each fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the funds' exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on each fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities each fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to each fund for liquidity purposes or defensive reasons or to raise cash to distribute to shareholders.

Futures. The funds may buy and sell futures contracts that relate to (1) broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures), and (2) interest rates (these are referred to as Interest Rate Futures). Each of the funds may buy and sell certain kinds of put options (puts) and call options (calls). The funds may purchase calls on (1) debt securities, (2) Futures, (3) broadly-based securities indices and (4) foreign currencies, or to terminate its obligation on a call Strategic Diversified Income Fund previously wrote. The funds may write (that is, sell) covered call options on debt securities to raise cash for income to distribute to shareholders or for defensive reasons. When the fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the fund keeps the cash premium (and the investment).

Each of the funds may purchase put options. Buying a put on an investment gives a fund the right to sell the investment at a set price to a seller of a put on that investment. Each fund can purchase those puts that relate to (1) debt securities (whether or not it holds such securities in its portfolio), (2) Interest Rate Futures, (3) Stock or Bond Index Futures or (4) foreign currencies. Each fund may purchase puts on investments it does not own. Writing puts requires the segregation of liquid assets to cover the put. Neither fund will write a put if it will require more than 50% of that fund's respective net assets to be segregated to cover the put obligation.

Each of the funds may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or on the over-the-counter market, or are quoted by recognized dealers in those options. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the fund owns, or to protect against increases in the dollar cost of buying foreign securities.

    Each fund may buy and sell calls if certain conditions are met: (1) the calls must be listed on a domestic or foreign securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. or on the over-the-counter market; and (2) each call must be "covered" while it is outstanding; that means the fund must own the securities on which the call is written or it must own other securities that are acceptable for the escrow arrangements required for calls. There is no limit on the amount of each fund's total assets that may be subject to covered calls. Each fund can also write calls on foreign currencies (discussed below). Each fund may also write covered calls on Futures Contracts it owns, but these calls must be covered by securities or other liquid assets Strategic Diversified Income Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of a fund's put and call options would exceed 5% of a fund's total assets.

Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The funds use them to "lock-in" the U.S. dollar price of a security denominated in a foreign currency that each fund, respectively has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. Each fund may also use "cross hedging," where the fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

Interest Rate Swaps. In an interest rate swap, a fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The funds enter into swaps only on securities they own. The funds may not enter into swaps with respect to more than 25% of their total assets. Also, each fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a fund's return. Each of the funds could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Options trading involves the payment of premiums and has special tax effects on each fund. There are also special risks in particular hedging strategies. If a covered call written by one of the funds is exercised on a security that has increased in value, that fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit their exposure in foreign currency exchange contracts, each fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. Each of the funds could be obligated to pay more under their respective swap agreements than it receives under them, as a result of interest rate changes. The funds will not enter into swaps with respect to more than 25% of their respective total assets.

    Derivative Investments. Strategic Diversified Income Fund and Strategic Income Fund can invest in a number of different kinds of "derivative investments." Each of the funds may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts.

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect a fund's share price. Certain derivative investments held by each of the funds may trade in the over-the-counter markets and may be illiquid. If that is the case, the fund's investment in them will be limited.

    Illiquid and Restricted Securities. Strategic Diversified Income Fund will not purchase or otherwise acquire any securities that may be illiquid by virtue of the absence of a readily-available market or because their disposition would be subject to legal restrictions ("restricted securities") if, as a result, more than 10% of Strategic Diversified Income Fund's net assets would be invested in securities that are illiquid (including repurchase agreements maturing in more than seven days). This limit may increase to 15% if certain state laws are changed or Strategic Diversified Income Fund's shares are no longer sold in those states. This policy does not limit the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act that are determined to be liquid by Strategic Diversified Income Fund's Board of Trustees or by the Manager under Board-approved guidelines. Such guidelines take into account, among other factors, trading activity for such securities and the availability of reliable pricing information. If there is a lack of trading interest in particular Rule 144A securities, Strategic Diversified Income Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling such securities at prices representing their fair value. Strategic Income Fund has an identical policy with respect to investment in restricted and illiquid securities.

Loans of Portfolio Securities. To attempt to increase income for liquidity purposes, each fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of that fund's total assets. Each fund presently does not intend that the value of securities loaned in the current fiscal year will exceed 5% of the value of its respective total assets.

Repurchase Agreements. Each fund may acquire securities subject to repurchase agreements to generate income for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of fund shares or settlement of purchases of portfolio investments. If the vendor fails to pay the agreed-upon resale price on the delivery date, the fund's risks may include any costs of disposing of such collateral, and any loss from any delay in foreclosing on the collateral. Each fund's repurchase agreements will be fully collateralized. There is no limit on the amount of the fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less.

    Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. Strategic Diversified Income Fund may invest up to 5% of its total assets in warrants or rights. That 5% does not apply to warrants and rights Strategic Diversified Income Fund acquired as part of units with other securities or that were attached to other securities. No more than 2% of Strategic Diversified Income Fund's assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. Strategic Income Fund has the same policy with respect to warrants and rights.

"When-Issued" and Delayed Delivery Transactions. Strategic Diversified Income Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to Strategic Diversified Income Fund if the value of the security declines prior to the settlement date. Strategic Income Fund has the same policy with respect to when issued and delayed delivery transactions.

Investment Restrictions

    Strategic Diversified Income Fund and Strategic Income Fund have certain investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Set forth below is a summary of these investment restrictions which is qualified in its entirety by the investment policies and restrictions of the funds contained in their respective Prospectus and Statement of Additional Information.

Strategic Diversified Income Fund and Strategic Income Fund each have other investment restrictions which are fundamental policies. Under these fundamental policies, the funds cannot do any of the following: (1) as to 75% of total assets, the funds may not buy securities issued or guaranteed by a single issuer if, as a result, the funds would have invested more than 5% of their assets in the securities of that issuer or would own more than 10% of the voting securities of that issuer (purchases of U.S. Government Securities are not restricted by this policy); (2) the funds may not borrow money in excess of 50% of the value of total assets, and it may borrow only subject to the restrictions described under "Borrowing for Leverage;" (3) the funds may not invest more than 25% of total assets in any one industry (this limit does not apply to U.S. Government Securities but each foreign government is treated as an "industry," and utilities are divided according to the services they provide); (4) the funds may not invest more than 5% of total assets in securities of issuers (including their predecessors) that have been in operation less than three years; (5) buy or sell real estate, or commodities or commodity contracts; however, the funds may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the funds may buy and sell Hedging Instruments; (6) buy securities on margin, except that the funds may make margin deposits in connection with any of the Hedging Instruments which it may use; (7) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933; (8) buy and retain securities of any issuer if those officers, Trustees or Directors of Strategic Diversified Income Fund or the Manager who beneficially own more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; (9) invest in oil, gas, or other mineral exploration or development programs; (10) buy the securities of any company for the purpose of exercising management control; (11) make loans, except by purchasing debt obligations in accordance with its investment objectives and policies, or by entering into repurchase agreements, or as described in "Loans of Portfolio Securities"; (12) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or by virtue of ownership of other securities has the right, without payment of any further consideration, to obtain an equal amount of securities sold short ("short sales against-the-box"); short sales against-the-box may be made to defer realization of gain or loss for Federal income tax purposes.

Portfolio Turnover

    Holding a portfolio security for any particular length of time is not generally a consideration in investment decisions. As a result of each fund's investment policies and market factors, their portfolio securities are actively traded to try to benefit from short-term yield differences among debt securities. As a result, portfolio turnover of each of the funds may be higher than other mutual funds. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Additionally, high portfolio turnover may result in increased short-term capital gains and affect the ability of each of the funds to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. Strategic Diversified Income Fund and Oppenheimer Strategic Income Fund each qualified in their last fiscal year and intend to do so in the coming year, although they reserve the right not to qualify.

For the fiscal year ended September 30, 1994, the portfolio turnover rate for Strategic Diversified Income Fund and Strategic Income Fund was 108.8% and 119.0%, respectively. For the six months ended March 31, 1995 (unaudited), the portfolio turnover rate for Strategic Diversified Income Fund and Strategic Income Fund was 79.7% and 66.9%, respectively.

Description of Brokerage Practices

Subject to the provisions of the advisory agreement, when brokers are used for each fund's portfolio transactions, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain circumstances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and other procedures and rules. Brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When either of the funds engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

As most purchases made by each fund are principal transactions at net prices, each fund incurs little or no brokerage costs. Each of the funds usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution can be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The funds seek to obtain prompt execution of such orders at the most favorable net price.

The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the funds and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the portfolio of the funds or being considered for purchase. The Board of Trustees, including the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Agreement, the Plans of Distribution described below or in any agreements relating to those Plans), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or the benefit of such services.

Expense Ratios and Performance

    The ratio of expenses to average net assets for Strategic Diversified Income Fund for the fiscal year ended September 30, 1994 was 2.13% (before expense reimbursement). For the six months ended March 31, 1995 (unaudited) the ratio of expenses to average net assets for Strategic Diversified Income Fund was 2.19% (annualized). Further details are set forth under "Fund Expenses" and "Financial Highlights" in Strategic Income Fund's Prospectus dated May 26, 1995, which accompanies this Proxy Statement and Prospectus, and in Strategic Diversified Income Fund's Annual Report as of September 30, 1994 and Semi-Annual Report as of March 31, 1995 (unaudited), and Strategic Income Fund's Annual Report as of September 30, 1994 and Semi-Annual Report as of March 31, 1995 (unaudited), which are included in the Additional Statement. The standardized yield for Strategic Diversified Income Fund for the 30 day period ended March 31, 1995 was 8.15% and the average annual return for the one year period ended March 31, 1995 and since inception of Strategic Diversified Income Fund (February 1, 1994) was <1.04%> and <1.06%>, respectively. For the 30 day period ended March 31, 1995, the standardized yield for the Strategic Income's Class B shares was 8.40%. For the one year period ended March 31, 1995, and since inception (November 30, 1992) the average annual return on an investment in Class
B shares of Strategic Income Fund were <4.96%> and 5.06%, respectively.

For the one year period ended March 31, 1995, and since inception of Strategic Diversified Income Fund (February, 1994), the average annual return at net asset value was <.11%> and <1.06%>. For the one year period ended March 31, 1995 and since inception of Strategic Income Fund Class
B shares (November 30, 1992), the average annual return at net asset value was <.39%> and 6.16%.

Shareholder Services

    The policies of Strategic Diversified Income Fund and Strategic Income Fund with respect to minimum initial investments and subsequent investments by its shareholders are substantially the same. Both Strategic Diversified Income Fund and Strategic Income Fund offer the following privileges: (i) Rights of Accumulation, (ii) Letters of Intent,
(iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) reinvestment of net redemption proceeds at net asset value within six months of a redemption, (viii) AccountLink and PhoneLink arrangements, (ix) exchanges of shares for shares of certain other funds at net asset value, and (x) telephone redemption and exchange privileges.

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone up to $100,000. Shares of either Fund may be exchanged only for Class C shares of other OppenheimerFunds although the number of Funds offering Class C shares is limited. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a pre-designated account at a U.S. bank or other financial institution that is an ACH member ("AccountLink redemption"). There is no dollar limit on telephone redemption proceeds sent to a bank account when an AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank, which is a member of the Federal Reserve wire system. Shareholders of the funds may reinvest redemption proceeds within six months of a redemption at net asset value in Class A shares of the funds or any of numerous "Eligible Funds" within the OppenheimerFunds complex. Strategic Diversified Income Fund and Strategic Income Fund may redeem accounts valued at less than $200 if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

    Shares of both Strategic Diversified Income Fund and Strategic Income are sold without sales charge, but if the shares are sold within 12 months of their purchase, a contingent deferred sales charge will be imposed. Thereafter, shares of Strategic Diversified Income Fund and Strategic Income Fund are redeemable at their net asset value. The shares of each such fund, including shareholders of each class, entitle the holder to one vote per share on the election of trustees and all other matters submitted to shareholders of the fund. Shares of Strategic Diversified Income Fund and the Class C shares of Strategic Income Fund which Fund shareholders will receive in the Reorganization participate equally in the fund's dividends and distributions and in the fund's net assets upon liquidation. All shares of Strategic Diversified Income Fund, and Class A, Class B, and Class C shares, when issued, are fully paid and non-assessable. It is not contemplated that the Trust, Strategic Diversified Income Fund or Strategic Income Fund will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of Strategic Diversified Income Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value subject to the contingent deferred sales charge. Shareholders of the Trust have the right, under certain circumstances, to remove a Trustee and will be assisted in communicating with other shareholders for such purpose.

Oppenheimer Strategic Funds Trust is organized as a Massachusetts Business Trust and is governed principally by its Declaration of Trust and by-laws. Although the Trust was originally organized with one series, in December 1993, the Trust was reorganized to become a multi-series business trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. Each of the two series of the Trust (Strategic Diversified Income Fund and Strategic Income Fund) has its own shares. The Board of Trustees has the power, without shareholder approval, to establish and designate one or more series and to divide unissued shares of Strategic Diversified Income Fund or Strategic Income Fund into two or more classes. The Board has done so with respect to its Oppenheimer Strategic Income Fund series, which has three classes of shares, Class A, Class B and Class C. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Shares of a particular class vote together on matters that affect that class. Shares are free transferable. Most Amendments to the Declaration of Trust require the approval of a "majority" (as defined in the Investment Company Act) of a fund's shareholders. Under certain circumstances, shareholders of the funds may be held personally liable as partners for the fund's obligations, and under the Declaration of Trust such a shareholder is entitled to indemnification rights by the funds; the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations.

As of May 12, 1995 there were 165,923 shares of Strategic Fund Class A and 89,981 shares of Strategic Income Class B. Class C shares were not issued as of this date.

Management and Distribution Arrangements

    The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser for Strategic Diversified Income Fund pursuant to an investment advisory agreement with Strategic Diversified Income Fund dated February 1, 1994 (the "Fund Advisory Agreement") and acts as the investment adviser to Strategic Income Fund pursuant to an investment advisory agreement with Strategic Income Fund dated October 22, 1990 (the "Strategic Income Fund Advisory Agreement"). Strategic Diversified Income Fund Advisory Agreement has not been submitted to or approved by the shareholders of Strategic Diversified Income Fund. The Strategic Income Fund Advisory Agreement was submitted to and approved by the shareholders of Strategic Income Fund at a meeting held on October 1, 1990. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis - Investment Advisory and Service Plan Fees." The 12b-1 Distribution and Service Plan fees paid by Strategic Diversified Income Fund to the Distributor (including the asset-based sales charge) and the 12b-1 Distribution and Service Plan fees with respect to Class C shares (including the asset-based sales charge) of Strategic Income Fund are set forth under "Synopsis - Investment Advisory and Service Plan Fees," and are more fully explained below.

The terms and conditions of the investment advisory agreement for each fund are the same.

    Pursuant to Strategic Diversified Income Fund Advisory Agreement and the Strategic Income Fund Advisory Agreement, the Manager supervises the investment operations of the funds and the composition of their portfolios and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. The Investment Advisory Agreements require the Manager to provide Strategic Diversified Income Fund and Strategic Income Fund with adequate office space, facilities and equipment and to provide and supervise the activities of, all administrative and clerical personnel required to provide effective administration for the funds, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of each fund.

For the fiscal year ended September 30, 1994 and the six months ended March 31, 1995 (unaudited), the management fees paid by Strategic Diversified Income Fund were $171,570 and $109,624, respectively. For the fiscal year ended September 30, 1994 and the six months ended March 31, 1995 (unaudited) the management fees for Strategic Income Fund were $23,416,092 and $12,485,016, respectively. Neither fund's advisory agreement contains any expense limitation. However, independently of the advisory agreement, the Manager has undertaken that the total expenses of Strategic Diversified Income Fund and Strategic Income Fund in any fiscal year (including the management fee but exclusive of taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation) shall not exceed the most stringent state regulatory limitation on fund expenses applicable to the funds. At present, that limitation is imposed by California and limits expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2% of the next $70 million and 1.5% of average annual net assets in excess of $100 million.

In addition, independently of the advisory agreement, during the fiscal year ended September 30, 1994, the Manager previously had voluntarily agreed to assume any expense of Strategic Diversified Income Fund in a fiscal year to the extent required to enable Strategic Diversified Income Fund to accrue income, net of expenses, to allow Strategic Diversified Income Fund to pay dividends at the annualized rate of $.3525 per share. As a result of the expense assumption, the yield and total return of Strategic Diversified Income Fund may have been higher during that period than they otherwise would have been. After September 30, 1994, there has been no reimbursement by the Manager. With respect to Strategic Income Fund, the Manager has undertaken to assume Strategic Diversified Income Fund's expenses (other than extraordinary non-recurring expenses) to enable Strategic Diversified Income Fund to pay a dividend of $0.438 per share per annum. The Manager reserves the right to change or eliminate the expense limitations at any time and there can be no assurance as to the duration of the expense limitation by either fund. It is not expected that Strategic Income Fund will maintain a fixed dividend rate for its Class C shares and there can be no assurance as to the payment of any dividends or the realization of any capital gains by either fund.

    The Manager is controlled by OAC, a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $30 billion as of March 31, 1995, with more than 2.4 million shareholder accounts. Oppenheimer Shareholder Services, a division of the Manager, acts as transfer and shareholder servicing agent on an at-cost basis for Strategic Diversified Income Fund and Strategic Income Fund and for certain other open-end funds managed by the Manager and its affiliates.

The Distributor, a wholly-owned subsidiary of the Manager, acts as the general distributor of each fund's shares under a General Distributor's Agreement for each fund dated February 1, 1994. For the fiscal year ended September 30, 1994, the contingent deferred sales charge collected on Fund shares totalled $18,270, all of which the Distributor retained.

    Under the Distribution and Service Plans adopted by both Strategic Diversified Income Fund and Strategic Income Fund for its Class C shares, the Distributor is paid an annual asset-based sales charge of 0.75% per year in addition to the 0.25% annual service fee. The asset-based sales charge allows an investor to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell shares of the funds. The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold shares of the funds. The asset-based sales charge and service fees increase expenses by up to 1% of average net assets per year. The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advancing of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on shares of Strategic Diversified Income Fund, or Class C shares of Strategic Income, respectively, which have been outstanding for a year or more.

Purchase of Additional Shares

    Shares of Strategic Diversified Income Fund and Class C shares of Strategic Income Fund are sold without a sales charge. If shares of Strategic Diversified Income Fund or Strategic Income are redeemed within 12 months of buying them, a contingent deferred sales charge of 1% may be imposed.

The contingent deferred sales charge on Class C shares of Strategic Income Fund will only affect shareholders of Strategic Diversified Income Fund to the extent that they desire to make additional purchases of shares of Strategic Income Fund in addition to the shares which they will receive as a result of the Reorganization. The Class C shares to be issued under the Reorganization Agreement will be issued by Strategic Income Fund at net asset value without a sales charge. Future dividends and capital gain distributions of Strategic Income Fund, if any, may be reinvested without sales charge. Any Fund shareholder who is entitled to a reduced sales charge on additional purchases by reason of a Letter of Intent or Rights of Accumulation based upon holdings of shares of Strategic Diversified Income Fund will continue to be entitled to a reduced sales charge on any future purchase of shares of Strategic Income Fund.

                            METHOD OF CARRYING OUT THE REORGANIZATION

    The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Strategic Diversified Income Fund and the receipt of the other opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Strategic Diversified Income Fund, excluding the Cash Reserve, will be delivered to Strategic Income Fund in exchange for Class C shares of Strategic Income Fund. The Cash Reserve to be retained by Strategic Diversified Income Fund will be sufficient in the discretion of the Board for the payment of Strategic Diversified Income Fund's liabilities, and Strategic Diversified Income Fund's expenses of liquidation.

Assuming the shareholders of Strategic Diversified Income Fund approve the Reorganization, the actual exchange of assets is expected to take place on August 4, 1995 or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Strategic Diversified Income Fund shall be permanently suspended on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Strategic Diversified Income Fund after that date will be treated as requests for redemptions of Class C shares of Strategic Income Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class C shares of Strategic Income Fund, and the value of the assets of Strategic Diversified Income Fund to be transferred as of the close of business on the Valuation Date, in the manner used by Strategic Income Fund in the valuation of assets.
Strategic Income Fund is not assuming any of the liabilities of Strategic Diversified Income Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Strategic Income Fund to Strategic Diversified Income Fund will be the same as the value of the assets of the portfolio received by Strategic Income Fund. For example, if, on the Valuation Date, Strategic Diversified Income Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Strategic Income
Fund would be $100,000. If the net asset value per share of Strategic Income Fund were $10 per share at the close of business on the Valuation Date, the number of shares to be issued would be 10,000 ($100,000 divided by $10). These 10,000 shares of Strategic Income Fund would be distributed to the former shareholders of Strategic Diversified Income Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    After the Closing Date, Strategic Diversified Income Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class C shares of Strategic Income Fund received by Strategic Diversified Income Fund at the closing, in liquidation of the outstanding shares of Strategic Diversified Income Fund, and the outstanding shares of Strategic Diversified Income Fund will be cancelled. To assist Strategic Diversified Income Fund in this distribution, Strategic Income Fund will, in accordance with a shareholder list supplied by Strategic Diversified Income Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Strategic Income Fund to each shareholder of Strategic Diversified Income Fund. Certificates for Class C shares of Strategic Income Fund will be issued upon written request of a former shareholder of Strategic Diversified Income Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Strategic Income Fund. Former shareholders of Strategic Diversified Income Fund who wish certificates representing their shares of Strategic Income Fund must, after receipt of their confirmations, make a written request to OSS, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Strategic Diversified Income Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer or exchange any shares of Strategic Income Fund.

Under the Reorganization Agreement, within one year after the Closing Date, Strategic Diversified Income Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Strategic Income Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Strategic Diversified Income Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Strategic Diversified Income Fund will complete its liquidation.

Under the Reorganization Agreement, either Strategic Diversified Income Fund or Strategic Income Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.


In the event that the Reorganization Agreement is not consummated for any reason, the Board will consider and may submit to the shareholders other alternatives.

                                          MISCELLANEOUS

Additional Information

Financial Information

    The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling. Further financial information as to Strategic Diversified Income Fund is contained in its current Prospectus, which is available without charge from Oppenheimer Shareholder Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein, and in its audited financial statements as of September 30, 1994, and unaudited financial statements as of March 31, 1995, which are included in the Additional Statement. Financial information for Strategic Income Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein, and in its audited financial statements as of September 30, 1994 and unaudited financial statements as of March 31, 1995, which are included in the Additional Statement.

Public Information

    Additional information about Strategic Diversified Income Fund and Strategic Income Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Strategic Income Fund's Prospectus dated May 26, 1995, accompanying this Proxy Statement and Prospectus and incorporated herein; (ii) Strategic Diversified Income Fund's Prospectus dated May 26, 1995, which may be obtained without charge by writing to OSS, P.O. Box 5270, Denver, Colorado 80217; (iii) Strategic Income Fund's Annual Report as of September 30, 1994 and unaudited financial statements as of March 31, 1995, which may be obtained without charge by writing to OSS at the address indicated above; and (iv) Strategic Diversified Income Fund's Annual Report as of September 30, 1994 and unaudited financial statements as of March 31, 1995, which may be obtained without charge by writing to OSS at the address indicated above. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement, which incorporates by reference the Strategic Income Fund Statement of Additional Information, and Strategic Diversified Income Fund's Prospectus dated May 26, 1995, and Statement of Additional Information dated May 26, 1995: the organization and operation of Strategic Income Fund and Strategic Diversified Income Fund; more information on investment policies, practices and risks; information about Strategic Diversified Income Fund's and Strategic Income Fund's Boards of Trustees and their responsibilities; a further description of the services provided by Strategic Income Fund's and Strategic Diversified Income Fund's investment adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, B and C shares of Strategic Income Fund and Class C shares of Strategic Diversified Income Fund; purchase, redemption and exchange programs; and distribution arrangements.

Strategic Diversified Income Fund and Strategic Income Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Strategic Diversified Income Fund and Strategic Income Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                         OTHER BUSINESS

    Management of Strategic Diversified Income Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees


George C. Bowen, Secretary

June 2, 1995                                                    230

                              AGREEMENT AND PLAN OF REORGANIZATION


       AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of February 28, 1995 by and between Oppenheimer Strategic Diversified Income Fund (the "Fund"), a Massachusetts business trust, and Oppenheimer Strategic Income Fund ("Strategic Income Fund"), a Massachusetts business trust.

                                      W I T N E S S E T H:

       WHEREAS, the parties are each open-end investment companies of the management type; and

       WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Strategic Diversified Income Fund through the acquisition by Strategic Income Fund of substantially all of the assets of Strategic Diversified Income Fund in exchange for the voting shares of beneficial interest ("shares") of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of Strategic Diversified Income Fund, which shares of Strategic Income Fund are thereafter to be distributed by Strategic Diversified Income Fund pro rata to its shareholders in complete liquidation of Strategic Diversified Income Fund and complete cancellation of its shares;

       NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

       1. The parties hereto hereby adopt a Plan of Reorganization pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Strategic Income Fund of substantially all of the properties and assets of Strategic Diversified Income Fund in exchange for shares of Strategic Income Fund and the assumption by Strategic Income Fund of certain liabilities of Strategic Diversified Income Fund, followed by the distribution of such Strategic Income Fund shares to the shareholders of Strategic Diversified Income Fund in exchange for their shares of Strategic Diversified Income Fund, all upon and subject to the terms of the Agreement hereinafter set forth.


       The share transfer books of Strategic Diversified Income Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Strategic Diversified Income Fund; redemption requests received by Strategic Diversified Income Fund after that date shall be treated as requests for the redemption of the shares of Strategic Income Fund to be distributed to the shareholder in question as provided in
Section 5.

       2. On the Closing Date (as hereinafter defined), all of the assets of Strategic Diversified Income Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Strategic Diversified
Income Fund sufficient in its discretion for the payment of the expenses of Strategic Diversified Income Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Strategic Income Fund, in exchange for and against delivery to Strategic Diversified Income Fund on the Closing Date of a number of shares of Strategic Income Fund having an aggregate net asset value equal to the value of the assets of Strategic Diversified Income Fund so transferred and delivered.

       3. The net asset value of shares of Strategic Income Fund and the value of the assets of Strategic Diversified Income Fund to be transferred shall in each case be determined as of the close of business of the New
York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of Strategic Income Fund and Strategic
Diversified Income Fund shall be done in the manner used by Strategic
Income Fund and Strategic Diversified Income Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Strategic Income Fund in such computation shall be applied to the valuation of the assets of Strategic Diversified Income Fund to be transferred to Strategic Income Fund.

              Strategic Diversified Income Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Strategic Diversified Income Fund's shareholders all of Strategic Diversified Income Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

       4. The closing (the "Closing") shall be at the office of Oppenheimer Management Corporation (the "Agent"), Two World Trade Center, Suite 3400, New York, New York 10048, at 4:00 P.M. New York time on August 4, 1995, or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

              In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

       5. As soon as practicable after the closing, Strategic Diversified Income Fund shall distribute on a pro rata basis to the shareholders of Strategic Diversified Income Fund on the Valuation Date the shares of Strategic Income Fund received by Strategic Diversified Income Fund on the Closing Date in exchange for the assets of Strategic Diversified Income
Fund in complete liquidation of Strategic Diversified Income Fund; for the purpose of the distribution by Strategic Diversified Income Fund of such shares of Strategic Income Fund to its shareholders, Strategic Income Fund will promptly cause its transfer agent to: (a) credit an appropriate number of shares of Strategic Income Fund on the books of Strategic Income Fund to each shareholder of Strategic Diversified Income Fund in accordance with a list (the "Shareholder List") of its shareholders received from Strategic Diversified Income Fund; and (b) confirm an appropriate number of shares of Strategic Income Fund to each shareholder of Strategic Diversified Income Fund; certificates for shares of Strategic Income Fund will be issued upon written request of a former shareholder of Strategic Diversified Income Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Strategic Income Fund.

              The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Strategic Diversified Income Fund, indicating his or her share balance. Strategic Diversified Income Fund agrees to supply the Shareholder List to Strategic Income Fund not later than the Closing Date. Shareholders of Strategic Diversified Income Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Strategic Income Fund which they received.

       6. Within one year after the Closing Date, Strategic Diversified Income Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Strategic Income Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Strategic Diversified Income Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Strategic Diversified Income Fund outstanding on the Valuation Date.

       7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the closing, Strategic Income Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Strategic Diversified Income Fund shall deliver to Strategic Income Fund two copies of a list setting forth the securities then owned by Strategic Diversified Income Fund. Promptly after the Closing, Strategic Diversified Income Fund shall provide Strategic Income Fund a list setting forth the respective federal income tax bases thereof.

       8. Portfolio securities or written evidence acceptable to Strategic Income Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Strategic Diversified Income Fund pursuant to Rule 17f-4 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Strategic Diversified Income Fund on the Closing Date to Strategic Income Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any.
The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Strategic Income Fund for the account of Strategic Income Fund. Shares of Strategic Income Fund representing the number of shares of Strategic
Income Fund being delivered against the assets of Strategic Diversified
Income Fund, registered in the name of Strategic Diversified Income Fund, shall be transferred to Strategic Diversified Income Fund on the Closing
Date.  Such shares shall thereupon be assigned by Strategic Diversified
Income Fund to its shareholders so that the shares of Strategic Income
Fund may be distributed as provided in Section 5.

              If, at the Closing Date, Strategic Diversified Income Fund is unable to make delivery under this Section 8 to Strategic Income Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Strategic Diversified Income Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Strategic Diversified Income Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Strategic Diversified Income Fund will deliver to Strategic Income Fund by or on the Closing Date and with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Strategic Income Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Strategic Income Fund.

       9. Strategic Income Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Strategic Diversified Income Fund, but Strategic Diversified Income Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Strategic Diversified Income Fund. Strategic Diversified Income Fund and Strategic Income Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Strategic Income Fund and Strategic Diversified Income Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Strategic Diversified Income Fund and Strategic Income Fund, respectively, in the amounts so incurred by each.

       10. The obligations of Strategic Income Fund hereunder shall be subject to the following conditions:

              A. The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the shareholders of Strategic Diversified Income Fund shall have approved the Agreement and the transactions contemplated thereby, and Strategic Diversified Income Fund shall have furnished to Strategic Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Strategic Diversified Income Fund; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Strategic Diversified Income Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

              B. Strategic Income Fund shall have received an opinion dated the Closing Date of counsel to Strategic Diversified Income Fund, to the effect that (i) Strategic Diversified Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; and
(ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Strategic Diversified Income Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Strategic Diversified Income Fund.

              C. The representations and warranties of Strategic Diversified Income Fund contained herein shall be true and correct at and as of the Closing Date, and Strategic Income Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of Strategic Diversified Income Fund, dated the Closing Date, to that effect.

              D. On the Closing Date, Strategic Diversified Income Fund shall have furnished to Strategic Income Fund a certificate of the Treasurer or Assistant Treasurer of Strategic Diversified Income Fund as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Strategic
Diversified Income Fund as of the Closing Date.

              E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Strategic Diversified Income Fund at the close of business on the Valuation Date.

              F. A Registration Statement on Form N-14 filed by Strategic Funds Trust under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 26, 1995.

              G. On the Closing Date, Strategic Income Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to Strategic Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Strategic Diversified Income Fund arising out of litigation brought against Strategic Diversified Income Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Strategic Diversified Income Fund delivered to Strategic Income Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

              H. Strategic Income Fund shall have received an opinion, dated the Closing Date, of Deloitte & Touche LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

              I. Strategic Income Fund shall have received at the closing all of the assets of Strategic Diversified Income Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.


       11. The obligations of Strategic Diversified Income Fund hereunder shall be subject to the following conditions:

              A. The Board of Trustees of Strategic Income Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Strategic Income Fund shall have furnished to Strategic Diversified Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Strategic Income Fund.

              B. Strategic Diversified Income Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Strategic Diversified Income Fund, and Strategic Diversified Income Fund shall have furnished Strategic Income Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Strategic Diversified Income Fund.

              C. Strategic Diversified Income Fund shall have received an opinion dated the Closing Date of counsel to Strategic Income Fund, to the effect that (i) Strategic Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Strategic Income Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Strategic Income Fund, and (iii) the shares of Strategic Income Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth in Strategic Income Fund's then current Prospectus and Statement of Additional Information.

              D. The representations and warranties of Strategic Income Fund contained herein shall be true and correct at and as of the Closing Date, and Strategic Diversified Income Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or an Assistant Secretary or the Treasurer of Strategic Income Fund to that effect dated the Closing Date.

              E. Strategic Diversified Income Fund shall have received an opinion of Deloitte & Touche LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in this Plan of Reorganization and in accordance with (i) Strategic
Diversified Income Fund's representation that there is no plan or intention by any Fund shareholder who owns 5% or more of Strategic Diversified Income Fund's outstanding shares, and, to Strategic
Diversified Income Fund's best knowledge, there is no plan or intention on the part of the remaining Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Strategic Income Fund shares received in the transaction that would reduce Strategic Diversified Income Fund shareholders' ownership of Strategic Income Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Fund shares as of the same date, and (ii) the representation by each of Strategic Diversified Income Fund and Strategic Income Fund that, as of the Closing Date, Strategic Diversified Income Fund and Strategic Income Fund will qualify as regulated investment companies or will meet the diversification test of
Section 368(a)(2)(F)(ii) of the Code, will be as follows:

              1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

              2. Strategic Diversified Income Fund and Strategic Income Fund will each qualify as a "party to a reorganization" within the meaning of
Section 368(b)(2) of the Code.

              3. No gain or loss will be recognized by the shareholders of Strategic Diversified Income Fund upon the distribution of Class C shares of beneficial interest in Strategic Income Fund to the shareholders of Strategic Diversified Income Fund pursuant to Section 354 of the Code.

              4. Under Section 361(a) of the Code no gain or loss will be recognized by Strategic Diversified Income Fund by reason of the transfer of substantially all its assets in exchange for shares of Strategic Income Fund.

              5. Under Section 1032 of the Code no gain or loss will be recognized by Strategic Income Fund by reason of the transfer of substantially all Strategic Diversified Income Fund's assets in exchange for Class C shares of Strategic Income Fund and Strategic Income Fund's assumption of certain liabilities of Strategic Diversified Income Fund.

              6. The shareholders of Strategic Diversified Income Fund will have the same tax basis and holding period for the Class C shares of beneficial interest in Strategic Income Fund that they receive as they had for Strategic Diversified Income Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

              7. The securities transferred by Strategic Diversified Income Fund to Strategic Income Fund will have the same tax basis and holding period in the hands of Strategic Income Fund as they had for Strategic Diversified Income Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

              F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Strategic Diversified Income Fund at the close of business on the Valuation Date.

              G. A Registration Statement on Form N-14 filed by Oppenheimer Strategic Funds Trust under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 26, 1995.

              H. On the Closing Date, Strategic Diversified Income Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of Oppenheimer Management Corporation acceptable to Strategic Diversified Income Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Strategic Income Fund arising out of litigation brought against Strategic Income Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Strategic Income Fund delivered to Strategic Diversified Income Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

              I. Strategic Diversified Income Fund shall acknowledge receipt of the shares of Strategic Income Fund.

       12. Strategic Diversified Income Fund hereby represents and warrants that:

              A. The financial statements of Strategic Diversified Income Fund as at September 30, 1994 (audited) and March 31, 1995 (unaudited) heretofore furnished to Strategic Income Fund, present fairly the financial position, results of operations, and changes in net assets of Strategic Diversified Income Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1994 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Strategic Diversified Income Fund, it being agreed that a decrease in the size of Strategic Diversified Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

              B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Strategic Diversified Income Fund's shareholders, Strategic Diversified Income Fund has authority to transfer all of the assets of Strategic Diversified Income Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

              C. The Prospectus, as amended and supplemented, contained in Strategic Diversified Income Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              D. There is no material contingent liability of Strategic Diversified Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Strategic Diversified Income Fund, threatened against Strategic
Diversified Income Fund, not reflected in such Prospectus;

              E. There are no material contracts outstanding to which Strategic Diversified Income Fund is a party other than those ordinary in the conduct of its business;

              F. Strategic Diversified Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Strategic Diversified Income Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

              G. All Federal and other tax returns and reports of Strategic Diversified Income Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Strategic Diversified Income Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Strategic Diversified Income Fund ended September
30, 1994 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

              H. Strategic Diversified Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Strategic Diversified Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Strategic Diversified Income Fund intends to meet such requirements with respect to its current taxable year.

       13.    Strategic Income Fund hereby represents and warrants that:

              A. The financial statements of Strategic Income Fund as at September 30, 1994 (audited) and March 31, 1995 (unaudited) heretofore furnished to Strategic Diversified Income Fund, present fairly the financial position, results of operations, and changes in net assets of Strategic Income Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from September 30, 1993 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Strategic Income Fund, it being understood that a decrease in the size of Strategic Income Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

              B. The Prospectus, as amended and supplemented, contained in Oppenheimer Strategic Funds Trust's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration
Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              C. There is no material contingent liability of Strategic Income Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Strategic Income Fund, threatened against Strategic Income Fund, not reflected in such Prospectus;

              D. There are no material contracts outstanding to which Strategic Income Fund is a party other than those ordinary in the conduct of its business;

              E. Strategic Income Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the shares of Strategic Income Fund which it issues to Strategic Diversified Income Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as otherwise set forth in Strategic Income Fund's Registration Statement; and will conform to the description thereof contained in Strategic Income Fund's Registration Statement, will be duly registered under the 1933 Act and in the states where registration is required; and Strategic Income Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

              F. All Federal and other tax returns and reports of Strategic Income Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Strategic Income Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Strategic Income Fund ended September 30, 1993 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

              G. Strategic Income Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Strategic Income Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Strategic Income Fund intends to meet such requirements with respect to its current taxable year;

              H. Strategic Income Fund has no plan or intention (i) to dispose of any of the assets transferred by Strategic Diversified Income Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

              I. After consummation of the transactions contemplated by the Agreement, Strategic Income Fund intends to operate its business in a substantially unchanged manner.

       14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Strategic Income Fund hereby represents to and covenants with Strategic Diversified Income Fund that, if the reorganization becomes effective, Strategic Income Fund will treat each shareholder of Strategic Diversified Income Fund who received any of Strategic Income Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Strategic Income Fund received by such shareholder for the purpose of making additional investments in shares of Strategic Income Fund, regardless of the value of the shares of Strategic Income Fund received.


       15. Strategic Income Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Strategic Income Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable and, thereafter, to cause the cancellation of its outstanding shares.

       16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

       17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

       18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgement of such waiver.

       19. Strategic Diversified Income Fund understands that the obligations of Strategic Income Fund under the Agreement are not binding upon any Trustee or shareholder of Strategic Income Fund personally, but bind only Strategic Income Fund and Strategic Income Fund's property. Strategic Diversified Income Fund represents that it has notice of the provisions of the Declaration of Trust of Strategic Income Fund disclaiming shareholder and Trustee liability for acts or obligations of Strategic Income Fund.

       20. Strategic Income Fund understands that the obligations of Strategic Diversified Income Fund under the Agreement are not binding upon any Trustee or shareholder of Strategic Diversified Income Fund personally, but bind only Strategic Diversified Income Fund and Strategic Diversified Income Fund's property. Strategic Income Fund represents that it has notice of the provisions of the Declaration of Trust of Strategic Diversified Income Fund disclaiming shareholder and Trustee liability for acts or obligations of Strategic Diversified Income Fund.

       IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

Attest: OPPENHEIMER STRATEGIC FUNDS TRUST on behalf of Oppenheimer Strategic Diversified Income Fund


__________________________               By:__________________________________
Robert G. Zack                              George C. Bowen
Assistant Secretary                         Treasurer


Attest: OPPENHEIMER STRATEGIC FUNDS TRUST on behalf of Oppenheimer Strategic Income Fund


__________________________               By:_________________________________
Robert G. Zack                              Andrew J. Donohue
Assistant Secretary                         Vice President

                          OPPENHEIMER STRATEGIC DIVERSIFIED INCOME FUND

                             PROXY FOR SPECIAL SHAREHOLDERS MEETING
                                    TO BE HELD JULY 12, 1995

    The undersigned shareholder of Oppenheimer Strategic Diversified Income Fund (the "Fund"), does hereby appoint George C. Bowen, Rendle Myer and James C. Swain, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Strategic Diversified Income Fund to be held on July 12, 1995, at 3410 South Galena Street, Denver, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.


PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS
INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:

     To approve an Agreement and Plan of Reorganization between Strategic Diversified Income Fund and Oppenheimer Strategic Income Fund, and the transactions contemplated thereby, including the transfer of substantially all the assets of Strategic Diversified Income Fund, which is a series of Oppenheimer Strategic Funds Trust (the "Trust"), having one class of shares, designated as Class C, in exchange for Class C shares of Strategic Income Fund, which is also a series of the Trust and the distribution of Class C shares to the shareholders of Strategic Diversified Income Fund in complete liquidation of Strategic Diversified Income Fund, the cancellation of the outstanding shares of Strategic Diversified Income Fund and its termination as a series of the Trust.

                  FOR____          AGAINST____          ABSTAIN____


                     Dated:    ___________________________, 1995
                               (Month)             (Day)
                               ___________________________________
                                         Signature(s)
                               ___________________________________
                                         Signature(s)

                               Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.
                                                                 230

                                OPPENHEIMER STRATEGIC FUNDS TRUST
                      Two World Trade Center, New York, New York 10048-0203
                                         1-800-525-7048

                                             PART B

                               STATEMENT OF ADDITIONAL INFORMATION
                                        June 2, 1995

                               ___________________________________

     This Statement of Additional Information of Oppenheimer Strategic Funds Trust consists of this cover page and the following documents:

    1. Prospectus of Oppenheimer Strategic Income Fund dated May 26, 1995, supplemented May 26, 1995, filed herein and is incorporated herein by reference.

2. Statement of Additional Information of Oppenheimer Strategic Income Fund dated May 26, 1995, filed herein and is incorporated herein by reference.

3. Prospectus of Oppenheimer Strategic Diversified Income Fund dated February 1, 1995, supplemented May 26, 1995, filed herein and is incorporated herein by reference.

4. Statement of Additional Information of Oppenheimer Strategic
Diversified Income Fund dated May 26, 1995, filed herein and is incorporated herein by reference.

5. Strategic Income Fund's Annual Report as of September 30, 1994, which has been previously filed and is incorporated herein by reference.

6. Strategic Income Fund's Semi-Annual Report (unaudited) as of March 31, 1995, filed herein and is incorporated herein by reference.

7. Strategic Diversified Income Fund's Annual Report as of September 30, 1994, which has been previously filed and is incorporated herein by reference.

8. Strategic Diversified Income Fund's Semi-Annual Report as of March 31, 1995, filed herein and is incorporated herein by reference.

       This Statement of Additional Information (the "Additional Statement") is not a Prospectus. This Additional Statement should be read in conjunction with the Proxy Statement and Prospectus, which may be obtained by written request to Oppenheimer Shareholder Services ("OSS"), P.O. Box 5270, Denver, Colorado 80217, or by calling OSS at the toll-free number shown above.

                                OPPENHEIMER STRATEGIC INCOME FUND
                              Supplement dated May 26, 1995 to the
                                  Prospectus dated May 26, 1995

       The Prospectus is amended by adding the following text to the paragraph immediately below the sales charge table in "Class A Shares" on page 30 of the Prospectus:

          In addition to paying dealers the regular commission for sales of Class A shares stated in the sales charge table in "Class A Shares," and the commission for sales of Class B shares described in the third paragraph in "Distribution and Service Plan for Class B Shares" on page 35 of this Prospectus, the Distributor will pay additional commission to participating brokers, dealers or financial institutions that have a sales agreement with the Distributor (these are referred to as "participating firms") for shares of the Fund sold in "qualifying transactions" from May 15, 1995, through August 18, 1995 under the following conditions. The Distributor will pay
       (1) 0.75% of the offering price of Class A shares sold by a registered representative or sales representative of a participating firm, and (2) .50% of the offering price of Class B shares sold by a registered representative or sales representative of a participating firm.

          "Qualifying transactions" are sales by a registered representative or sales representative in the amount of $150,000 or more (calculated at offering price) of Class A and/or Class B shares (if offered) of any one or more of the following OppenheimerFunds: the Fund, Oppenheimer Global Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Champion High Yield Fund, Oppenheimer Growth Fund, Oppenheimer Limited-Term Government Fund and Oppenheimer Main Street Income & Growth Fund. "Qualifying transactions" do not include sales of Class A shares (a) at net asset value without sales charge, or (b) subject to a contingent deferred sales charge, or (c) intended but not yet transacted under a Letter of Intent. However, if Class A shares of the Fund or any of the other OppenheimerFunds listed above are purchased at net asset value without sales charge from May 15, 1995, through August 18, 1995, with the proceeds of shares redeemed within the prior 12 months from another mutual fund (other than a fund managed by the Manager or one of its affiliates) on which an initial sales charge or contingent deferred sales charge was paid, the amount of that purchase will count toward the $150,000 qualifying amount described above (but not for the payment of additional commission).

May 26, 1995

Oppenheimer Strategic Income Fund

Prospectus dated May 26, 1995

       Oppenheimer Strategic Income Fund (the "Fund") is a mutual fund that seeks a high level of current income by investing mainly in debt securities and by writing covered call options on them. The Fund invests principally in (1) debt securities of foreign governments and companies,
(2) U.S. Government securities, and (3) lower-rated, high-yield debt securities of U.S. companies, commonly known as "junk bonds." The Fund may invest some or all of its assets in any of these three market sectors at any time. When it invests in more than one sector, the Fund may reduce some of the risks of investing in only one market sector, which may help to reduce the fluctuations in its net asset value per share.

       The Fund may invest up to 100% of its assets in "junk bonds," or foreign debt securities rated below investment grade, which are securities that are speculative and involve greater risks, including risk of default, than higher-rated securities. The Fund is a diversified portfolio designed for investors willing to assume additional risk in return for seeking high current income. You should carefully review the risks associated with an investment in the Fund. Please refer to "Special Risks of Lower-Rated Securities" on page 17.

       This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the May 26, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover.
The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).




(OppenheimerFunds logo)


Shares of the Fund are not deposits or obligations of any bank, nor are they guaranteed by any bank or insured by the F.D.I.C. or any other agency, and involve investment risks including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


ABOUT THE FUND

Expenses
Overview of the Fund
Financial Highlights


Investment Objective and Policies


How the Fund is Managed
Performance of the Fund

ABOUT YOUR ACCOUNT

How to Buy Shares
Class A Shares
Class B Shares
Class C Shares
Special Investor Services
AccountLink
Automatic Withdrawal and Exchange
  Plans
Reinvestment Privilege
Retirement Plans
How to Sell Shares
By Mail
By Telephone
Checkwriting
How to Exchange Shares
Shareholder Account Rules and Policies
Dividends, Capital Gains and Taxes
Appendix: Description of Ratings Categories

ABOUT THE FUND

Expenses

       The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

       - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages __ through __ for an explanation of how and when these charges apply.

                                     Class A       Class B             Class C
                                     Shares        Shares              Shares

Maximum Sales                        4.75%         None                None
Charge on
Purchases (as a %
of offering price)

Sales Charge on                      None          None                None
Reinvested
Dividends

Deferred Sales                  None(1)       5% in the           1% if
Charge (as a %                                first year,         shares are
of the lower                                  declining           redeemed
of the original                               to 1% in the        within 12
purchase price                                sixth year          months of
or redemption                                 and                 purchase(2)
proceeds)                                     eliminated
                                              thereafter(2)

Exchange Fee                         None          None                None


Redemption Fee                       None(3)       None(3)             None(3)

(1) If you invest more than $1 million in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Class A Shares," below.

(2) See "How to Buy Shares," below, for more information on the contingent deferred sales charges.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire, but not for redemptions paid by check or by ACH wire through AccountLink, or for which checkwriting privileges are used (see "How to Sell Shares").

       - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed" below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

       The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A Shares are service fees. For Class B and Class C shares, the 12b-
1 Distribution Plan Fees are service fees and asset-based sales charges.
The service fee for each class is 0.25% of average annual net assets of the class and the asset-based sales charge for Class B and Class C shares is 0.75%. These Plans are described in greater detail in "How to Buy Shares."


       The actual expenses for each class of shares in future years may be more or less than the numbers in the table, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Therefore, the Annual Fund Operating Expenses for Class C shares are estimates based on amounts that would have been payable in that period assuming that Class C shares were outstanding during such fiscal year.

                                        Class A       Class B      Class C
                                        Shares        Shares       Shares

Management Fees                         0.54%         0.54%        0.54%

12b-1 Distribution Plan
  Fees                                  0.25%         1.00%        1.00%

Other Expenses                          0.16%         0.17%        0.17%

Total Fund Operating                    0.95%         1.71%        1.71%
Expenses

       - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                           1 year          3 years      5 years   10 years*
Class A Shares             $57             $76          $98           $159
Class B Shares             $67             $84          $113          $163


Class C Shares             $27             $54          $93           $202


       If you did not redeem your investment, it would incur the following expenses:

                           1 year      3 years      5 years       10 years*
Class A Shares             $57         $76          $98           $159
Class B Shares             $17         $54          $93           $163


Class C Shares             $17         $54          $93           $202



* The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares" for more information.

       These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

Overview of the Fund

       Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

       - What Is The Fund's Investment Objective? The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities and by writing covered call options on them.

       - What Does the Fund Invest In? The Fund invests primarily in debt securities of foreign governments and companies, U.S. Government securities, and lower-rated high yield debt securities of U.S. companies. The Fund may also write covered calls and use derivative investments to enhance income, and may use hedging instruments, including some derivative investments, to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page __.

       - Who Manages the Fund? The Fund's investment advisor is Oppenheimer Management Corporation, which (including a subsidiary) advises investment company portfolios having over $30 billion in assets. The Fund's portfolio managers, who are primarily responsible for the selection of the Fund's securities, are David Negri and Arthur Steinmetz. The Manager is paid an advisory fee by the Fund, based on its assets. The Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page __ for more information about the Manager and its fees.

       - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in foreign securities, especially those issued by underdeveloped countries, generally involve special risks. The value of foreign securities may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political or economic factors. The Fund's investments in lower-rated securities are considered speculative, involve greater risks and may be less liquid than higher-rated securities. In addition, the Fund's investments in U.S. Government securities and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, the change in value of particular stocks or bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally not as risky as aggressive growth funds, but is more aggressive than money market or investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page ___ for a more complete discussion.

       - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page ___ for more details.

       - Will I Pay a Sales Charge to Buy Shares? The Fund has three classes of shares. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within 6 years or 12 months, respectively, of purchase. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about which class may be appropriate for you.

       - How Can I Sell My Shares? Shares can be redeemed by mail, by telephone call to the Transfer Agent on any business day, or through your dealer, by writing a check against your Fund account (available for Class A shares only) or by wire to a previously designated bank account. Please refer to "How To Sell Shares" on page ___. The Fund also offers exchange privileges to other OppenheimerFunds, described in "How to Exchange Shares" on page ____.

       - How Has the Fund Performed? The Fund measures its performance by quoting its dividend yield, distribution return, average annual total return and cumulative total return, which measure historical performance. The Fund's yield and returns can be compared to the yield and returns
(over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

       The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994, is included in the Statement of Additional Information. Class B shares were publicly offered only during a portion of that period, commencing November 30, 1992. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Accordingly, no information on Class C shares is reflected in the table below or in the Fund's other financial statements.



- ------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights


                                                                              Class A                                Class B
                                                                              -------                                -------
                                                                             Year Ended                             Year Ended
                                                                            September 30,                          September 30,
                                                          1994       1993       1992       1991     1990(2)      1994      1993(1)
- ----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                     $5.21      $5.07      $5.01      $4.87      $5.00      $5.22       $4.89
- ----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .45        .48        .46        .56        .59        .42         .36
Net realized and unrealized gain (loss)
on investments, options written
and foreign currency transactions                         (.35)       .17        .14        .21       (.10)      (.36)        .34
                                                        ------     ------     ------     ------     ------     ------      ------
Total income from investment
operations                                                 .10        .65        .60        .77        .49        .06         .70
- ----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                      (.43)      (.50)      (.46)      (.57)      (.57)      (.39)       (.36)
Distributions from net realized gain
on investments, options written
and foreign currency transactions                            --      (.01)      (.08)      (.06)      (.05)        --        (.01)
Distributions in excess of net
realized gain on investments,
options written and foreign
currency transactions                                     (.12)        --         --         --         --       (.12)         --
Tax return of capital                                     (.01)        --         --         --         --       (.01)         --
                                                        ------     ------     ------     ------     ------     ------      ------
Total dividends and distributions
to shareholders                                           (.56)      (.51)      (.54)      (.63)      (.62)      (.52)       (.37)
- ----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $4.75      $5.21      $5.07      $5.01      $4.87      $4.76       $5.22
                                                        ------     ------     ------     ------     ------     ------      ------
                                                        ------     ------     ------     ------     ------     ------      ------
- ----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                       1.85%     13.30%     12.56%     16.97%     10.20%      1.07%
13.58%
- ----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                                           $3,143     $2,754     $1,736       $560       $177     $1,586        $695
- ----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $3,082     $2,107     $1,084       $311        $93     $1,236        $276
- ----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                        661,897    528,587    342,034    111,739     36,418    333,489     133,235
- ----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     8.72%      9.78%   9.39%     11.82%  12.79%(4)      7.90%    8.13%(4)
Expenses                                                   .95%      1.09%   1.16%(5)   1.27%(5)   1.36%(4)      1.71%    1.80%(4)
- ----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                               119.0%     148.6%     208.2%     194.7%     424.6%     119.0%      148.6%

1. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
2. For the period from October 16, 1989 (commencement of operations) to September 30, 1990.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
4. Annualized.
5. Includes $.0002 and $.0020 per share of federal excise tax expense for 1992 and 1991, respectively. The expense ratio, exclusive of federal excise tax expense, was 1.16% and 1.23%, respectively.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $6,168,422,547 and $4,642,399,344, respectively.

Investment Objective and Policies

Objective. The Fund seeks a high level of current income mainly from interest on debt securities and also seeks to enhance its income by writing covered call options on debt securities. The Fund does not invest with the objective of seeking capital appreciation.

Investment Policies and Strategies. The Fund seeks its investment objective by investing principally in three market sectors: (1) debt Fsecurities of foreign governments and companies, (2) U.S. Government securities, and (3) lower-rated, high-yield debt securities of U.S. companies. Under normal market conditions the Fund will invest in each of these three sectors, but from time to time the Manager will adjust the amounts the Fund invests in each sector.

       By investing in all three sectors, the Fund seeks to reduce the volatility of fluctuations in its net asset value per share, because the overall securities price and interest rate movements in each of the different sectors are not necessarily correlated with each other. Changes in one sector may be offset by changes in another sector that moves in a different direction. Therefore, this strategy may help reduce some of the risks from negative market movements and interest rate changes in any one sector. However, the Fund may invest up to 100% of its assets in any one sector if the Manager believes that in doing so the Fund can achieve its objective without undue risk to the Fund's assets.

       When investing the Fund's assets, the Manager considers many factors, including general economic conditions in the U.S. and abroad, prevailing interest rates, and the relative yields of U.S. and foreign securities. While the Fund may seek to earn income by writing covered call options, market price movements may make it disadvantageous to do so. The Fund may also try to hedge against losses by using hedging strategies described below. When market conditions are unstable, the Fund may invest substantial amounts of its assets in money market instruments for defensive purposes. These strategies are described in greater detail below and also in the Statement of Additional Information under the same headings.

       The amount of income the Fund may earn to distribute to shareholders will fluctuate, depending on the securities the Fund owns and the sectors in which it invests. The Fund is not a complete investment program and is designed for investors willing to assume a higher degree of risk. There is no assurance that the Fund will be able to achieve its investment objective. Because of the high-yield, lower-rated securities in which the Fund invests, the Fund is considered a speculative investment, and the value of your shares may decline in adverse market conditions.

       - Special Risks of Lower-Rated Securities. In seeking high current income, the Fund may invest in higher-yielding, lower-rated debt securities, commonly known as "junk bonds." There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. Lower-rated debt securities are those rated below "investment grade," such as debt securities that have a rating of "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard
& Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at time of purchase.

       The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency ("credit risk"). All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk.

       These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

       - Portfolio Turnover. The length of time the Fund has held a security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies and market factors, the Fund will trade its portfolio actively to try to benefit from short-term yield differences among debt securities and as a result the Fund's portfolio turnover may be higher than other mutual funds. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Additionally, high portfolio turnover may result in increased short-term capital gains and affect the ability of the Fund to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

       - How the Fund's Portfolio Securities Are Rated. As of September 30, 1994, the Fund's portfolio included corporate bonds in the following S&P rating categories or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): AAA, 0.80%; AA, 0.00%; A, 0.07%; BBB, 1.59%; BB, 4.29%; B, 22.66%; CCC, 4.37%; CC, 0.71%; C, 0.46%; D,
0.69%.  The Appendix to this Prospectus describes the rating categories.
The allocation of the Fund's assets in securities in the different rating categories will vary over time.

       -  Interest Rate Risks.   In addition to credit risk, described
above, debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

       - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies that it follows to try to achieve its objective. Additionally, it uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless a particular policy is identified in this Prospectus or in the Statement of Additional
Information as "fundamental." The Fund's investment objective is a fundamental policy.

       The Fund's Board of Trustees may change non-fundamental policies, strategies and techniques without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

Debt Securities of Foreign Governments and Companies. The Fund may invest in debt securities issued or guaranteed by foreign companies, "supranational" entities such as the World Bank, and foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. The Fund can also invest in preferred stocks and "zero coupon" securities, which have similar features to the ones described below in "Debt Securities of U.S. Companies." Preferred stocks and zero coupon securities are described in more detail in the Statement of Additional Information.

       The Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, the Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries and has no limitations on the maturity or capitalization of the issuer of the foreign debt securities in which it invests, although it is expected that most issuers will have total assets or capitalization in excess of $100 million. However, if the Fund's assets are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.

       The Fund may buy or sell foreign currencies and foreign currency forward contracts (agreements to exchange one currency for another at a future date) to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, there is a risk of loss if the Manager fails to predict currency exchange movements correctly.

       - Risks of Foreign Securities. Investing in foreign securities, especially those issued in underdeveloped countries, generally involves special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. If the Fund distributes more income during a period than it earns because of unfavorable currency exchange rates, those dividends may later have to be considered a return of capital. Some of the foreign debt securities the Fund may invest in, such as emerging market debt, have speculative characteristics. More information about the risks and potential rewards of foreign securities is contained in the Statement of Additional Information.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"). Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae") are supported by the full faith and credit of the U.S. Government. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund invests in. Other mortgage-related U.S. Government Securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac") and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae"). Other U.S. Government Securities the Fund invests in may be zero coupon Treasury securities and collateralized mortgage obligations ("CMOs").

       Although U.S. Government Securities involve little credit risk, their values will fluctuate depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them when market conditions are appropriate. Writing covered calls is explained below, under "Other Investment Techniques and Strategies."

       - Zero Coupon Treasury Securities. Zero coupon Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value and will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. The Fund accrues interest on its holdings without receiving the actual cash. As a result, the Fund may be forced to sell portfolio securities to pay cash dividends or meet redemptions. The Fund may invest up to 50% of its total assets in zero coupon securities issued by either the U.S. Government or U.S. companies.

       - Mortgage-Backed U.S. Government Securities and CMOs. Certain mortgage-backed U.S. Government securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

       The Fund may also invest in CMOs, which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

       The Fund may also enter into "forward roll" transactions with banks and dealers with respect to the mortgage-related securities in which it can invest. These require the Fund to secure its obligation in the transaction by segregating assets with its custodian bank equal in amount to its obligation under the roll.

       The Fund may invest in CMOs that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other of which receives some or all of the interest. Stripped securities that receive interest only are subject to increased volatility in price due to interest rate changes and have the additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall), the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances. See "Mortgage-backed Securities" in the Statement of Additional Information for more details.

Debt Securities of U.S. Companies. The Fund may invest in debt securities and dividend-paying common stocks issued by U.S. companies, including bonds, debentures, notes, preferred stocks, zero coupon securities, participation interests, asset-backed securities and sinking fund and callable bonds.The Fund may purchase these securities in public offerings or through private placements. The Fund has no limitations on the maturity, capitalization of the issuer or credit rating of the domestic debt securities in which it invests, although it is expected that most issuers will have total assets in excess of $100 million.

       - Zero Coupon Corporate Securities. Zero coupon corporate securities are similar to U.S. Government zero coupon Treasury securities but are issued by companies. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.

       - Corporate Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral. Thus, the risks of corporate asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers.

       - Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members
of the lending syndicate.   No more than 5% of the Fund's net assets can
be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities".

       - Special Risks - Borrowing for Leverage. The Fund may borrow up to 50% of the value of its net assets from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset value per share will fluctuate more than the net asset value of funds that don't borrow, since the Fund pays interest on borrowings and interest expense affects the Fund's share price and yield. Borrowing for leverage is subject to limits under the Investment Company Act, described in more detail in "Borrowing for Leverage" in the Statement of Additional Information.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that are designed to reduce some of the risks. For more information, please refer to the description of these techniques under the same headings in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       - Temporary Defensive Investments. In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary defensive position by investing some of its assets (there is no limit on the amount) in short-term money market instruments. These include U.S. Government Securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Fund's Board of Trustees.

       - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities amounting to not more than 25% of its total assets to brokers, dealers and other financial institutions, subject to certain conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets.

       - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the re-sale price on the delivery date, the Fund may experience costs in disposing of the collateral and losses if there is any delay in doing so.

       - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments.
Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is
registered under the Securities Act of 1933.   The Fund will not invest
more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

       - Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% does not apply to warrants and rights the Fund acquired as part of units with other securities or that were attached to other securities. No more than 2% of the Fund's assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

       - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

       - Hedging. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

       The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

       Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or defensive reasons or to raise cash to distribute to shareholders.

       Futures.  The Fund may buy and sell futures contracts that relate to
(1) broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures), and (2) interest rates (these are referred to as Interest Rate Futures). All of these futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information. The Fund does not use futures and options on futures for speculative purposes.

       Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

       The Fund may purchase calls on (1) debt securities, (2) Futures, (3) broadly-based securities indices and (4) foreign currencies, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options on debt securities to raise cash for income to distribute to shareholders or for defensive reasons. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

       The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can purchase those puts that relate to (1) debt securities, (2) Interest Rate Futures, (3) Stock or Bond Index Futures or (4) foreign currencies. The Fund may purchase puts on investments it does not own. Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be segregated to cover the put obligation.

       The Fund may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or on the over-the-counter market, or are quoted by recognized dealers in those options. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against increases in the dollar cost of buying foreign securities.

       The Fund may buy and sell calls if certain conditions are met: (1) the calls must be listed on a domestic or foreign securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. or on the over-the-counter market; and (2) each call must be "covered" while it is outstanding; that means the Fund must own the securities on which the call is written or it must own other securities that are acceptable for the escrow arrangements required for calls. There is no limit on the amount of the Fund's total assets that may be subject to covered calls. The Fund can also write calls on foreign currencies (discussed below). The Fund may also write covered calls on Futures Contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

       Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock-in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

       Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

       Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

       Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

       - Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging").

       One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited, as discussed in "Illiquid and Restricted Securities".

       Another type of derivative the Fund may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment the Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

       Other derivative investments the Fund may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following: (1) as to 75% of its total assets, the Fund may not buy securities issued or guaranteed by a single issuer if, as a result, the Fund would have invested more than 5% of its assets in the securities of that issuer or would own more than 10% of the voting securities of that issuer (purchases of U.S. Government Securities are not restricted by this policy); (2) the Fund may not borrow money in excess of 50% of the value of its total assets (as a non-fundamental policy, that limit is applied to the Fund's net assets), and it may borrow only subject to the restrictions described under "Borrowing for Leverage," in the Statement of Additional Information; (3) the Fund may not invest more than 25% of its total assets in any one industry (this limit does not apply to U.S. Government Securities but each foreign government is treated as an "industry," and utilities are divided according to the services they provide); and (4) the Fund may not invest more than 5% of its total assets in securities of issuers (including their predecessors) that have been in operation less than three years.

       All of the percentage limitations described above and elsewhere in this Prospectus and Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1989 as a Massachusetts business trust with one series, but in December 1993, that business trust was reorganized to become a multi-series business trust called Oppenheimer Strategic Funds Trust (the "Trust"), and the Fund became a series of it. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

       The Board of Trustees has the power, without shareholder approval, to divide unissued shares of this Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote together on matters that affect that class alone. Shares are freely transferrable.

       The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

The Manager and its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

       The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $30 billion as of March 31, 1995, and with more than 2.4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

       -  Portfolio Managers.  The Portfolio Managers of the Fund are Arthur
P. Steinmetz and David P. Negri. They have been the individuals principally responsible for the day-to-day management of the Fund's portfolio since November 1989. Mr. Steinmetz, a Senior Vice President of the Manager, and Mr. Negri, a Vice President of the Manager, are Vice Presidents of the Trust. They each serve as officers and portfolio managers of other OppenheimerFunds.

       - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of the Fund's average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets in excess of $1 billion. The Fund's management fee for its last fiscal year was 0.54% of average annual net assets for Class A shares and 0.54% for Class B shares, which may be higher than the rate paid by some other mutual funds.

       The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

       There is also information about the Fund's brokerage policies and portfolio transactions in "Brokerage Policies of the Fund" in the Statement of Additional Information. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage.
From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use in those cases, the investment advisory agreement allows the Manager to consider whether brokers have sold shares of the Fund or any other funds for which the Manager also serves as investment adviser.

       - The Distributor. The Fund's shares are sold through dealers or brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

       - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different, as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

       It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       - Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

       When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period for Class
C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

       - Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period.
The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       - Management's Discussion of Performance. During the past fiscal year, the Fund's performance was affected by the rise in short-term interest rates, both in the U.S. and abroad. As interest rates rose, the bond market declined. In response to rising interest rates in the U.S., the Manager reduced the Fund's exposure to long-term U.S. government bonds, as well as high yield corporate bonds issued by companies whose earnings are sensitive to interest rate changes. The proceeds from the sale of those investments were used to increase the Fund's investment in higher- yielding, lower-rated corporate bonds issued by companies whose earnings tend to rise in the middle-to-late stages of an economic expansion. In addition, the Manager used futures to hedge against interest rate risk and thus avoided the sale of interest bearing securities. As foreign interest rates rose and the dollar weakened against major currencies, the Manager reduced the Fund's investments in Latin America and other emerging markets which tend to perform poorly in a rising interest rate environment. The Manager increased the Fund's investments in foreign government bonds which the Manager believed would benefit from economic growth.

       - Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in Class A and Class B shares of the Fund from the inception of each respective Class held through September 30, 1994, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the 4.75% maximum initial sales charge on Class A shares and the maximum 5% contingent deferred sales charge for Class B shares. Class C shares were not publicly offered during the fiscal year ended September 30, 1994. Accordingly, no information is presented on Class C shares in the graph below.

       Because the Fund invests in a variety of debt securities in domestic and foreign markets, the Fund's performance is compared to the performance of The Lehman Brothers Aggregate Bond Index and The Salomon Brothers World Government Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S.
government securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of income, but not capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Oppenheimer Strategic Income Fund
Comparison of Change in Value
of $10,000 Hypothetical Investment to
Lehman Brothers Aggregate Bond Index and
Salomon Brothers World Government Bond Index

(Graph)

Past Performance is not predictive of future performance.

Oppenheimer Strategic Income Fund
Average Annual Total Returns at 9/30/94

                           1 Year              Life of Class*

              Class A:     -2.98%              9.93%
              Class B:     -3.49%              6.49%


_________________
* Class A shares were first publicly offered on 10/16/89.
  Class B shares were first publicly offered on 11/30/92.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

       - Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more OppenheimerFunds, you will not pay an initial sales charge but if you sell any of those shares within 18 months after your purchase, you may pay a contingent deferred sales charge, which will vary depending on the amount you invested. Sales charges are described below.

       - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. It is described below.

       - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other OppenheimerFunds (not all of which currently offer Class B and Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

       In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the asset-based sales charges on Class B and Class C expenses (which will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different.

       - How Long Do You Expect to Hold Your Investment? The Fund is designed for long-term investment. While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. The effect of the sales charge over time, using our assumptions, will generally depend on the amount invested. Because of the effect of class-based expenses, your choice will also depend on how much you invest.

       Investing for the Short Term. If you have a short term horizon (that is, you plan to hold your shares less than six years), you should probably consider purchasing Class C shares rather than Class A or Class B shares. This is because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

       However, if you plan to invest more than $250,000 for a period less than six years, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares (and the contingent deferred sales charges that apply if you redeem Class C shares within a year of purchase) might have a greater impact on your account during the period than the initial sales charge that would apply if Class A shares were purchased instead at the applicable reduced Class A sales charge rate.

       For most investors who invest $500,000 or more, in most cases, Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B, or orders for more than $1 million of Class C shares from a single investor.

       Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class A shares will likely be more advantageous than Class B or Class C shares. This is because of the effect of expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation. Class B shares may be appropriate for smaller investments held for the longer term because there is no initial sales charge on Class B shares and Class B shares held six years following their purchase convert into Class A shares.

       Of course, all of these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and you should analyze your options carefully.

       - Are There Differences in Account Features That Matter to You? Because some account features (such as checkwriting) may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) might not be advisable (because of the effect of the contingent deferred sales charge) in non-retirement accounts for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Additionally, dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A, such as the Class B and Class C asset-based sales charges described below and in the Statement of Additional Information.

       Also, because not all OppenheimerFunds currently offer Class B and Class C shares, and because exchanges are permitted only to the same class of shares in other OppenheimerFunds, you should consider how important the exchange privilege is likely to be for you.

       - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling or servicing one class of shares than another class. It is important that investors understand that the purpose of the contingent deferred sales charge and asset-based sales charge for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

       With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

       Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

       There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

       - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

       - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

       - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

       - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to receive redemption proceeds, and to transmit dividends and distributions.

       Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

       - Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

       - At What Prices Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

       If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer as commission. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                           Front-End           Front-End
                           Sales Charge        Sales Charge
                           As a                As a                Commission as
                           Percentage of       Percentage of       Percentage of
Amount of Purchase         Offering Price      Amount Invested     Offering Price
Less than $50,000          4.75%               4.98%               4.00%

$50,000 or more but
less than $100,000         4.50%               4.71%               3.75%

$100,000 or more but
less than $250,000         3.50%               3.63%               2.75%

$250,000 or more but
less than $500,000         2.50%               2.56%               2.00%

$500,000 or more but
less than $1 million       2.00%               2.04%               1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

       - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more OppenheimerFunds aggregating $1 million or more (shares of the Fund and other OppenheimerFunds that offer only one class of shares that have no class designation are considered "Class A shares" for this purpose). However, the Distributor pays dealers of record commissions on such purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of share purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

       If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge may be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. The Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all OppenheimerFunds you purchased subject to the Class A contingent deferred sales charge.

       In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

       No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

       - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of OppenheimerFunds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

       - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases for Class A shares, you and your spouse can add together Class A shares you purchase for your individual accounts, or jointly, or on behalf of your children who are minors, under trust or custodial accounts. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

       Additionally, you can add together current purchases of Class A shares of the Fund and other OppenheimerFunds with Class A shares of OppenheimerFunds you previously purchased subject to a sales charge, provided that you still hold your investment in one of the OppenheimerFunds; the value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The OppenheimerFunds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Transfer Agent. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

       - Letter of Intent. Under a Letter of Intent, you may purchase Class A shares of the Fund and other OppenheimerFunds during a 13-month period at the reduced sales charge rate that applies to the total amount of the intended purchases. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

       - Waivers of Class A Sales Charges. No sales charge is imposed on sales of Class A shares to the following investors: (1) the Manager or its affiliates; (2) present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees; (3) registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (4) dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees; (5) employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children); (6) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients; and (7) dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

       Additionally, no sales charge is imposed on shares that are (a) issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party or (b) purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor, or (c) purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other OppenheimerFunds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor, or (d) purchased and paid for with proceeds of shares redeemed in the prior 12 months from a mutual fund on which an initial sales charge or contingent deferred sales charge was paid (other than a fund managed by the Manager or any of its affiliates); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver. There is a further discussion of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

       The Class A contingent deferred sales charge does not apply to purchases of Class A shares at net asset value described above and is also waived if shares are redeemed in the following cases: (1) retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans ("Retirement Plans"), (2) returns of excess contributions made to Retirement Plans, (3) Automatic Withdrawal Plan payments that are limited to no more than 12% of the original account value annually, (4) involuntary redemptions of shares by operation of law or under the procedures set forth in the Fund's Declaration of Trust or adopted by the Board of Trustees, and (5) if at the time an order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (with no further commission payable if the shares are redeemed within 18 months of purchase).

       - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

       Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period.

       The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Years Since                             Contingent Deferred Sales Charge
Beginning of Month In Which             on Redemptions in that Year
Purchase Order was Accepted             (As % of Amount Subject to Charge)

0 - 1                                          5.0%
1 - 2                                          4.0%
2 - 3                                          3.0%
3 - 4                                          3.0%
4 - 5                                          2.0%
5 - 6                                          1.0%
6 and following                                None

       In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.


       - Waivers of Class B Sales Charge. The Class B contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue
Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration); (3) returns of excess contributions to Retirement Plans; and (4) distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age
59 1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59 1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with the other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

       The contingent deferred sales charge is also waived on Class B shares in the following cases: (i) shares sold to the Manager or its affiliates;
(ii) shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (iii) shares issued in plans of reorganization to which the Fund is a party; and (iv) shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

       - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

       - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

       The Distributor uses the service fee to compensate dealers for providing personal service for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by up to 1.00% of average net assets per year.

       The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

       The Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares. Therefore, those expenses may be carried over and paid in future years. At September 30, 1994, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $64,673,369 (equal to 4.08% of the Fund's net assets represented by Class B shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the Plan was terminated.

       Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).
The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

       To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

       - Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived if the shareholder requests it for any of the redemptions or circumstances described above under "Waivers of Class B Sales Charge."

       - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

       The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by 1.00% of average net assets per year.

       The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.00% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

       The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class C shares. Those payments are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class C shares, including compensating personnel of the Distributor who support distribution of Class C shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class C shares before the Plan was terminated.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

       AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

       - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

       - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

       - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

       - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another

OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

       - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

       - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

       - Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Fund shares, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other OppenheimerFunds without paying a sales charge. This privilege applies only to redemptions of Class A shares or to redemptions of Class B shares of the Fund that you purchased by reinvesting dividends or distributions or on which you paid a contingent deferred sales charge when your redeemed them. It also applies to shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

       - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

       - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

       - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

       - Pension and Profit-Sharing Plans for self-employed persons and other small business owners

       Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

       You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

       - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form.  There are special income tax withholding
requirements        for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee.

There are additional details in the Statement of Additional Information.

       - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

       - You wish to redeem more than $50,000 worth of shares and receive a check
       - A redemption check is not payable to all shareholders listed on the account statement
       - A redemption check is not sent to the address of record on your statement
       - Shares are being transferred to a Fund account with a different owner or name
       - Shares are redeemed by someone other than the owners (such as an Executor)

       - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or from a foreign bank that has a U.S. correspondent bank, or from a U.S. registered dealer or broker in securities, municipal securities or government securities, or from a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

       -  Your name
       -  The Fund's name
       -  Your Fund account number (from your statement)
       -  The dollar amount or number of shares to be redeemed
       -  Any special payment instructions
       -  Any share certificates for the shares you are selling, and
       - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
       Oppenheimer Shareholder Services
       P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
       Oppenheimer Shareholder Services
       10200 E. Girard Avenue, Building D
       Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

- -  To redeem shares through a service representative, call 1-800-852-8457
- -  To redeem shares automatically on PhoneLink, call 1-800-533-3310

       Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

       - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

       - Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

       Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

       - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
       - Checkwriting privileges are not available for accounts holding Class B shares, or Class C or Class A shares that are subject to a contingent deferred sales charge.
       -  Checks must be written for at least $100.
       - Checks cannot be paid if they are written for more than your account value.
Remember: your shares fluctuate in value and you should not write a check close to the total account value.
       - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 10 days.
       -  Don't use your checks if you changed your Fund account number.

How to Exchange Shares

       Shares of the Fund may be exchanged for shares of certain
OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

       - Shares of the fund selected for exchange must be available for sale in your state of residence
       - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
       - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
       - You must meet the minimum purchase requirements for the fund you purchase by exchange
       - Before exchanging into a fund, you should obtain and read its prospectus

       Shares of a particular class may be exchanged only for shares of the same class in the other OppenheimerFunds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the OppenheimerFunds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. Certain OppenheimerFunds offer Class A and Class B or Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

       Exchanges may be requested in writing or by telephone:

       - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

       - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

       You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

       There are certain exchange policies you should be aware of:

       - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of portfolio securities at a time or price disadvantageous to the Fund.

       - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

       - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

       - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

       - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each regular business day, by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

       - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

       - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

       - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

       - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

       - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

       - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

       - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. Effective June 7, 1995, for accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

       - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

       - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

       - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

       - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

       - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the 25th day of each month (or the prior regular business day if the 25th is not a regular business day), but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B or Class C shares because expenses allocable to Class B and Class C shares will generally be higher.

       During the Fund's fiscal year ended September 30, 1994, the Fund attempted to pay dividends on its Class A shares at a constant level.
That was done keeping in mind the amount of net investment income and other distributable income available from the Fund's portfolio investments. However, the amount of each dividend can change from time to time (or there might not be a dividend at all on either class) depending on market conditions, the Fund's expenses, and the composition of the Fund's portfolio. Attempting to pay dividends at a constant level required the Manager to monitor the Fund's income stream from its investments and at times to select higher yielding securities (appropriate to the Fund's objectives and investment restrictions) to maintain income at the required level. This practice did not affect the net asset values of either class of shares. The Board of Trustees may change or end the Fund's targeted dividend level for Class A shares at any time. There is no targeted dividend level for Class B or Class C shares.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

       - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
       - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
       - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
       - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

       - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

       - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

       - Returns of Capital: If distributions made by the Fund must be recharacterized at the end of a fiscal year because of the Fund's investment policies (for example, due to losses on foreign currency exchange), shareholders may have a non-taxable return of capital. If this occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce the tax basis in your Fund shares.

       This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

Appendix: Description of Ratings Categories of Rating Services


Description of Moody's Investors Service, Inc. Bond Ratings

       Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

       Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

       A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

       Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


       Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

       Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

       C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Description of Standard & Poor's Bond Ratings

       AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

       AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

       A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

       BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

       BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER STRATEGIC INCOME FUND

       Graphic material included in Prospectus of Oppenheimer Strategic Income Fund: "Comparison of Total Return of Oppenheimer Strategic Income Fund with The Lehman Aggregate Bond Index and The Salomon Brothers World Government Bond Index - Change in Value of a $10,000 Hypothetical
Investment"

A linear graph will be included in the Prospectus of Oppenheimer Strategic Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund during each of the Fund's fiscal years since the commencement of the Fund's operations as to Class A shares (October 16, 1989) and Class B shares (November 30, 1992) and comparing such values with the same investments over the same time periods with The Lehman Aggregate Bond Index and The Salomon World Government Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of The Lehman Brothers Aggregate Bond Index and The Salomon Brothers World Government Bond Index, is set forth in the Prospectus under "Fund Performance Information - Management's Discussion of Performance."


                                 Oppenheimer            Lehman Bros.           Salomon Brothers
Fiscal Year                      Strategic              Aggregate              World Government
(Period) Ended                   Income Fund A          Bond Index             Bond Index

10/16/89(1)                      $ 9,525                $10,000                $10,000
09/30/90                         $10,489                $10,498                $10,664
09/30/91                         $12,258                $12,177                $12,268
09/30/92                         $13,794                $13,705                $14,513
09/30/93                         $15,666                $15,072                $15,991
09/30/94                         $15,988                $14,586                $16,126

                                 Oppenheimer            Lehman Bros.           Salomon Brothers
Fiscal Year                      Strategic              Aggregate              World Government
(Period) Ended                   Income Fund B          Bond Index             Bond Index

11/30/92(2)                      $10,000                $10,000                $10,000
09/30/93                         $11,468                $11,141                $11,509
09/30/94                         $11,222                $10,782                $11,606


- ----------------------
(1) The Fund commenced operations on October 16, 1989.
(2) Class B shares of the Fund were first publicly offered on November 30, 1992.

Oppenheimer Strategic Income Fund
3410 South Galena Street
Denver, CO 80231
Telephone:  1-800-525-7048

Investment Advisor
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

PR0230.001.0595 *   Printed on recycled paper

OPPENHEIMER STRATEGIC DIVERSIFIED INCOME FUND
Supplement dated May 26, 1995 to the
Prospectus dated February 1, 1995


The Prospectus is amended as follows:

1. The supplement dated May 10, 1995 to the Prospectus is replaced by this supplement.

2. The effective date of the Prospectus on the cover page and the back cover page is amended to read as May 26, 1995.

3. The second sentence of the last paragraph on the cover page is amended to read as follows:

"You can find more detailed information about the Fund in the May 26, 1995 Statement of Additional Information."

4. Under "Expenses" on page 2, the chart "Shareholder Transaction Expenses" is amended by deleting the references to the $5.00 fee next to the heading "Exchange Fee" and inserting "None" on that line next to the heading; footnote 2 is deleted from that chart.

5. The following paragraphs are added at the end of "How the Fund is Managed" on page 15:

        The Board of Trustees of Oppenheimer Strategic Diversified Income Fund (referred to as "Strategic Diversified Income Fund" or the "Fund") has determined that it is in the best interest of the Fund's shareholders that the Fund reorganize with and into Oppenheimer Strategic Income Fund ("Strategic Income Fund"). The Board unanimously approved the terms of an agreement and plan of reorganization to be entered into between these funds (the "reorganization plan") and the transactions contemplated (the transactions are referred to as the "reorganization"). The Board further determined that the reorganization should be submitted to the Fund's shareholders for approval, and recommended that shareholders approve the reorganization.

        Pursuant to the reorganization plan, (i) substantially all of the assets of the Fund would be exchanged for Class C shares of Strategic Income Fund, (ii) these shares of Strategic Income Fund would be distributed to the shareholders of the Fund, (iii) Strategic Diversified Income Fund would be cancelled. It is expected that the reorganization will be tax-free, pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended, and the Fund will request an opinion of tax counsel to that effect.

        A meeting of the shareholders of Strategic Diversified Income Fund is expected to be held on or about July 12, 1995 to vote on the reorganization. Approval of the reorganization requires the affirmative vote of a majority of the outstanding shares of the Fund (the term "majority" is defined in the Investment Company Act as a special majority. It is also explained in the Statement of Additional Information). There is no assurance that Strategic Diversified Income Fund's shareholders will approve the reorganization. Details about the proposed reorganization will be contained in a proxy statement and other soliciting materials sent to Strategic Diversified Income Fund's shareholders of record on May 12, 1995. Persons who become shareholders of the Fund after the record date for the shareholder meeting will not be entitled to vote on the reorganization.

6. In the first paragraph of the section "How To Exchange Shares" on page 21, the second and third sentences are deleted.

7. In the subsection "Dividends" under the heading "Dividends, Capital Gains and Taxes" on page 23, the second sentence of the first paragraph of that subsection is amended to read as follows:

        Normally, dividends are paid on the 25th day of every month (if the 25th is not a regular business day, dividends are paid on the prior regular business day), but the Board of Trustees can change that date.


May 26, 1995

Oppenheimer Strategic Diversified Income Fund
Prospectus dated February 1, 1995

   Oppenheimer Strategic Diversified Income Fund (the "Fund") is a mutual fund that seeks a high level of current income by investing mainly in debt securities and by writing covered call options on them. The Fund invests principally in: (1) debt securities of foreign governments and companies, (2) U.S. Government securities, and (3) lower-rated high-yield debt securities of U.S. companies, commonly known as "junk bonds." The Fund may invest some or all of its assets in any of these three market sectors at any time. When it invests in more than one sector, the Fund may reduce some of the risks of investing in only one market sector, which may help to reduce the fluctuations in its net asset value per share.

   The Fund may invest up to 100% of its assets in "junk bonds," or foreign debt securities rated below investment grade, which are securities that may be considered to be speculative and involve greater risks, including risk of default, than higher-rated securities. The Fund is a diversified portfolio designed for investors willing to assume additional risk in return for seeking high current income. You should carefully review the risks associated with an investment in the Fund. Please refer to "Special Risks of Lower-Rated Securities" on page __.

   This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully and keep it for future reference. You can find more detailed information about the Fund in the February 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover.
The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

   Shares of the Fund are not deposits or obligations of any bank, nor are they guaranteed by any bank or insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents
Page

About the Fund

Expenses
Overview of the Fund
Financial Highlights
Objective and Policies
How the Fund is Managed
Performance of the Fund

About Your Account

How to Buy Shares
Special Investor Services
AccountLink
Automatic Withdrawal and Exchange Plans
Retirement Plans
How to Sell Shares
By Mail
By Telephone
How to Exchange Shares
Shareholder Account Rules and Policies
Dividends, Capital Gains and Taxes
Appendix: Ratings of Investments

ABOUT THE FUND

Expenses

        The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

        - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages ____ through ____, for an explanation of how and when these charges apply.


Maximum Sales Charge on Purchases
  (as a % of offering price)                             None
Sales Charge on Reinvested Dividends                     None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds)                 1.0%(1)
Exchange Fee                                             $5.00(2)

(1) If you redeem shares within 12 months of buying them, you may have to pay a 1% contingent deferred sales charge. See "How to Buy Shares," below.

(2) The fee is waived for automated exchanges, as described in "How to Exchange Shares."

        - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

        The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of the Fund's shares for that year. The 12b-1 Distribution and Service Plan Fee includes both a service fee and an asset-based sales charge. The service fee is a maximum of 0.25% of average annual net assets and the asset-based sales charge is 0.75%. This plan is described in greater detail in "How to Buy Shares." The Total Fund Operating Expenses shown are net of a voluntary expense assumption by the Manager. The expense assumption lowered the Fund's overall expense ratio. Without such expense assumption by the Manager, the Management Fees for the Fund's shares would have been 0.92% of average net assets, and the "Total Fund Operating Expenses" for the Fund's shares would have been 2.13%. The expense assumption is described in the Statement of Additional Information and may be modified or withdrawn by the Manager at any time.

        The actual expenses in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets. Shares of the Fund were not publicly sold before February 1, 1994. Therefore, the Annual Fund Operating Expenses are based only on expenses for the period from February 1, 1994 through September 30, 1994.

Management Fees (After Expense
  Reimbursement)                                   .33%
12b-1 Distribution Plan Fee                        1.00%
Other Expenses
  (After Expense Reimbursement)                    .38%
Total Fund Operating Expenses
  (After Expense Reimbursement)                    1.71%

        - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in shares of the Fund, and the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                  1 year    3 years      5 years      10 years*
                  $27       $54          $93          $202

        If you did not redeem your investment, it would incur the following expenses:

                  $17       $54          $93       $202

* Because of the asset-based sales charge imposed on shares of the Fund, long term shareholders could pay the economic equivalent of more than the maximum front-end sales charge allowed under applicable regulatory requirements.

        These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

Overview of the Fund

        Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

        - What Is The Fund's Investment Objective? The Fund's investment objective is to seek a high level of current income by investing mainly in debt securities and by writing covered call options on them.

        - What Does the Fund Invest In? The Fund invests primarily in debt securities of foreign governments and companies, U.S. Government securities and lower-rated high yield debt securities of U.S. companies.
The Fund may also write covered calls and use derivative investments to enhance income, and may use hedging instruments, including some derivative investments, to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies," starting on page ___.

        - Who Manages the Fund? The Fund's investment advisor is Oppenheimer Management Corporation, which (including a subsidiary) advises investment company portfolios having over $29 billion in assets. The Fund's portfolio managers, who are primarily responsible for the selection of the Fund's securities, are Arthur Steinmetz and David Negri. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's Board of Trustees, elected by shareholders, oversees the investment advisor and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

        - How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in foreign securities, especially those issued by underdeveloped countries, generally involve special risks. The value of foreign securities may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political or economic factors. The Fund's investments in lower-rated securities are considered speculative, involve greater risks and may be less liquid than higher-rated securities. In addition, the Fund's investments in U.S. Government securities and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, the change in value of particular stocks or bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally more conservative than aggressive growth funds, but more aggressive than money market or investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page ___ for a more complete discussion.

        - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How To Buy Shares" on page ___ for more details.

        - Will I Pay a Sales Charge to Buy Shares? Shares of the Fund are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge of 1% if redeemed within 12 months of purchase. There is also an annual asset-based sales charge. Please review "How To Buy Shares" starting on page ___ for more details.

        - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How To Sell Shares" on page ___.

        - How Has the Fund Performed? The Fund measures its performance by quoting its dividend yield, distribution return, average annual total return and cumulative total return, which measure historical performance. The Fund's yield and returns can be compared to the yield and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad market indices, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights

        The table on this page presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994, is included in the Statement of Additional Information. Shares of the Fund were publicly offered only during a portion of that period, commencing February 1, 1994.


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              SEPTEMBER 30,
                                                              1994(1)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

PER SHARE OPERATING DATA:
Net asset value, beginning of period                                $  5.00
- ----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                   .23
Net realized and unrealized loss on
investments, options written and foreign currency
transactions                                                           (.20)
                                                                    -------
Total income from investment operations                                 .03
- ----------------------------------------------------------------------------
Dividends from net investment income                                   (.23)
- ----------------------------------------------------------------------------
Net asset value, end of period                                      $  4.80
- ----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                     .58%
- ----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $42,888
- ----------------------------------------------------------------------------
Average net assets (in thousands)                                   $22,046
- ----------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                                        8,944
- ----------------------------------------------------------------------------
Ratios to average net assets(3):
Net investment income                                                 7.187%
Expenses, before voluntary reimbursement by the Manager               2.131%
Expenses net of voluntary reimbursement by the Manager                1.714%
- ----------------------------------------------------------------------------
Portfolio turnover rate(4)                                            108.8%

1. For the period from February 1, 1994 (commencement of operations) to September 30, 1994.
2. Assumes a hypothetical initial investment on February 1, 1994, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1994 were $63,604,122 and $21,616,005, respectively.


Investment Objective and Policies

Objective. The Fund seeks a high level of current income mainly from interest on debt securities and also seeks to enhance its income by writing covered call options on debt securities. The Fund does not invest with the objective of seeking capital appreciation.

Investment Policies and Strategies. The Fund seeks its investment objective by investing principally in three market sectors: (1) debt securities of foreign governments and companies, (2) U.S. Government securities, and (3) lower-rated, high-yield debt securities of U.S.
companies.   Under normal market conditions the Fund will invest in each of these three sectors, but from time to time the Manager will adjust the amounts the Fund invests in each sector.

        By investing in all three sectors, the Fund seeks to reduce the volatility of fluctuations in its net asset value per share, because the overall securities price and interest rate movements in each of the different sectors are not necessarily correlated with each other. Changes in one sector may be offset by changes in another sector that moves in a different direction. Therefore, this strategy may help reduce some of the risks from negative market movements and interest rate changes in any one sector. However, the Fund may invest up to 100% of its assets in any one sector if the Manager believes that in doing so the Fund can achieve its objective without undue risk to the Fund's assets.

        When investing the Fund's assets, the Manager considers many factors, including general economic conditions in the U.S. and abroad, prevailing interest rates, and the relative yields of U.S. and foreign securities. While the Fund may seek to earn income by writing covered call options, market price movements may make it disadvantageous to do so. The Fund may also try to hedge against losses by using hedging strategies described below. When market conditions are unstable, the Fund may invest substantial amounts of its assets in money market instruments for defensive purposes. These strategies are described in greater detail below and also in the Statement of Additional Information under the same headings.

        The amount of income the Fund may earn to distribute to shareholders will fluctuate, depending on the securities the Fund owns and the sectors in which it invests. The Fund is not a complete investment program and is designed for investors willing to assume a higher degree of risk. There is no assurance that the Fund will be able to achieve its investment objective. Because of the high-yield, lower-rated securities in which the Fund invests, the Fund is considered a speculative investment, and the value of your shares may decline in adverse market conditions.

        - Special Risks of Lower-Rated Securities. In seeking high current income, the Fund may invest in higher-yielding, lower-rated debt securities, commonly known as "junk bonds." There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. Lower-rated debt securities are those rated below "investment grade," which means they have a rating of "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at time of purchase.

        The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates other economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities. High yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency ("credit risk"). All corporate debt securities (whether foreign or domestic) are subject to some degree of credit risk.

        These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

        - Portfolio Turnover. The length of time the Fund has held a security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies and market factors, the Fund will trade its portfolio actively to try to benefit from short-term yield differences among debt securities and as a result the Fund's portfolio turnover may be higher than other mutual funds, although it is not expected to be more than 300% each year. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Additionally, high portfolio turnover may result in increased short-term capital gains and affect the ability of the Fund to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

        - How the Fund's Portfolio Securities Are Rated. As of September 30, 1994, the Fund's portfolio included corporate bonds in the following S&P rating categories (the amounts shown are dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): AAA, 1.44%; AA, 0%; A, 0%; BBB, 0%; BB, 2.11%; B,
20.50%; CCC, 2.91%; CC, 2.25%; C, .44%; D, .99%; unrated (by S&P or
Moody's), 9.37%. The Appendix to this Prospectus describes the rating categories. The allocation of the Fund's assets in securities in the different rating categories will vary over time.

        -  Interest Rate Risks.   In addition to credit risks, described
above, debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer. Changes in the value of securities held by the Fund mean that the Fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the Fund's portfolio of debt securities.

        - Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies that it follows to try to achieve its objective. Additionally, it uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless a particular policy is identified in this Prospectus as "fundamental." The Fund's investment objective is a fundamental policy.

        The Fund's Board of Trustees may change non-fundamental policies, strategies and techniques without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

Debt Securities of Foreign Governments and Companies. The Fund may invest in debt securities issued or guaranteed by foreign companies, "supranational" entities such as the World Bank, and foreign governments or their agencies. These foreign securities may include debt obligations such as government bonds, debentures issued by companies, as well as notes. Some of these debt securities may have variable interest rates or "floating" interest rates that change in different market conditions. Those changes will affect the income the Fund receives. The Fund can also invest in preferred stocks and "zero coupon" securities, which have similar features to the ones described below in "Debt Securities of U.S. Companies." Preferred stocks and zero coupon securities are described in more detail in the Statement of Additional Information.

        The Fund will not invest more than 25% of its total assets in government securities of any one foreign country. Otherwise, the Fund is not restricted in the amount of its assets it may invest in foreign countries or in which countries. However, if the Fund's assets are held abroad, the countries in which they are held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.

        The Fund may buy or sell foreign currencies and foreign currency forward contracts (agreements to exchange one currency for another at a future date) to hedge currency risks and to facilitate transactions in foreign investments. Although currency forward contracts can be used to protect the Fund from adverse exchange rate changes, there is a risk of loss if the Manager fails to predict currency exchange movements correctly.

        - Risks of Foreign Securities. Investing in foreign securities, especially those issued in underdeveloped countries, generally involves special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. If the Fund distributes more income during a period than it earns because of unfavorable currency exchange rates, those dividends may later have to be considered a return of capital. Some of the foreign debt securities the Fund may invest in, such as emerging market debt, have speculative characteristics. More information about the risks and potential rewards of foreign securities is contained in the Statement of Additional Information.

U.S. Government Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities ("U.S. Government Securities"). Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, and mortgage participation certificates guaranteed by the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the U.S. Government. Ginnie Mae certificates are one type of mortgage-related U.S. Government Security the Fund invests in. Other mortgage-related U.S. Government Securities the Fund invests in that are issued or guaranteed by federal agencies or government-sponsored entities, are not supported by the full faith and credit of the U.S. Government. Those securities include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Mac"), and obligations supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("Fannie Mae"). Other U.S. Government Securities the Fund invests in may be zero coupon Treasury securities and collateralized mortgage obligations ("CMOs").

        Although U.S. Government Securities involve little credit risk, their values will fluctuate depending on prevailing interest rates. Because the yields on U.S. Government Securities are generally lower than on corporate debt securities, when the Fund holds U.S. Government Securities it may attempt to increase the income it can earn from them by writing covered call options against them when market conditions are appropriate. Writing covered calls is explained below, under "Other Investment Techniques and Strategies."

        - Zero Coupon Treasury Securities. Zero coupon Treasury securities generally are U.S. Treasury notes or bonds that have been "stripped" of their interest coupons, U.S. Treasury bills issued without interest coupons, or certificates representing an interest in the stripped securities. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value and will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. The Fund accrues interest on its holdings without receiving the actual cash. As a result, the Fund may be forced to sell portfolio securities to pay cash dividends or meet redemptions. The Fund may invest up to 50% of its total assets in zero coupon securities issued by either the U.S. Government or U.S. companies.

        - Mortgage-Backed U.S. Government Securities and CMOs. Certain mortgage-backed U.S. Government Securities "pass-through" to investors the interest and principal payments generated by a pool of mortgages assembled for sale by government agencies. Pass-through mortgage-backed securities entail the risk that principal may be repaid at any time because of prepayments on the underlying mortgages. That may result in greater price and yield volatility than traditional fixed-income securities that have a fixed maturity and interest rate.

        The Fund may also invest in CMOs, which generally are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payment of the interest and principal generated by the pool of mortgages is passed through to the holders as the payments are received. CMOs are issued with a variety of classes or series which have different maturities. Certain CMOs may be more volatile and less liquid than other types of mortgage-related securities, because of the possibility of the prepayment of principal due to prepayments on the underlying mortgage loans.

        The Fund may also enter into "forward roll" transactions with banks and dealers with respect to the mortgage-related securities in which it can invest. These require the Fund to secure its obligation in the transaction by segregating assets with its custodian bank equal in amount to its obligation under the roll.

        The Fund may invest in CMOs that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other of which receives some or all of the interest. Stripped securities that receive interest only are subject to increased volatility in price due to interest rate changes, and have the additional risk that if the principal underlying the CMO is prepaid (which is more likely to happen if interest rates fall) the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only are also subject to increased volatility in price due to interest rate changes, and have the additional risk that the security may be less liquid during demand or supply imbalances. See "Mortgage-backed Securities" in the Statement of Additional Information for more details.

Debt Securities of U.S. Companies. The Fund may invest in debt securities and dividend-paying common stocks issued by U.S. companies, including bonds, debentures, notes, preferred stocks, zero coupon securities, participation interests, asset-backed securities and sinking fund and callable bonds. The Fund may purchase those securities in public offerings or through private placements. The Fund has no limitations on the maturity, capitalization of the issuer or credit rating of the domestic debt securities in which it invests, although it is expected that most issuers will have total assets in excess of $100 million.

        - Zero Coupon Corporate Securities. Zero coupon corporate securities are similar to U.S. Government zero coupon Treasury securities but are issued by companies. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.

        - Corporate Asset-Backed Securities. Asset-backed securities are fractional interests in pools of consumer loans and other trade receivables, similar to mortgage-backed securities. They are issued by trusts and special purpose corporations. They are backed by a pool of assets, such as credit card or auto loan receivables, which are the obligations of a number of different parties. The income from the underlying pool is passed through to holders, such as the Fund. These securities are frequently supported by a credit enhancement, such as a letter of credit, a guarantee or a preference right. However, the extent of the credit enhancement may be different for different securities and generally applies to only a fraction of the security's value. These securities present special risks. For example, in the case of credit card receivables, the issuer of the security may have no security interest in the related collateral.

        - Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities".

        - Special Risks - Borrowing for Leverage. The Fund may borrow up to 50% of the value of its assets from banks to buy securities. The Fund will borrow only if it can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage."
This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that the Fund's net asset value per share will fluctuate more than the net asset value of funds that don't borrow, since the Fund pays interest on borrowings and interest expense affects the Fund's share price and yield. Borrowing for leverage is subject to limits under the Investment Company Act, described in more detail in "Borrowing for Leverage" in the Statement of Additional Information.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more detailed information about these practices, including limitations on their use that are designed to reduce some of the risks. For more information, please refer to the description of these techniques under the same headings in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

        - Temporary Defensive Investments. In times of unstable economic or market conditions, the Manager may determine that it is appropriate for the Fund to assume a temporary defensive position by investing some of its assets (there is no limit on the amount) in short-term money market instruments. These include U.S. Government Securities, bank obligations, commercial paper, corporate obligations and other instruments approved by the Fund's Board of Trustees.

        - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities amounting to not more than 25% of its total assets to brokers, dealers and other financial institutions subject to certain conditions described in the Statement of Additional Information. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned is not expected to exceed 5% of the value of its total assets.

        - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the re-sale price on the delivery date, the Fund may experience costs in disposing of the collateral and losses if there is any delay in doing so.

        - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

        - Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. The Fund may invest up to 5% of its total assets in warrants or rights. That 5% does not apply to warrants and rights the Fund acquired as part of units with other securities or that were attached to other securities. No more than 2% of the Fund's assets may be invested in warrants that are not listed on the New York or American Stock Exchanges. For further details about these investments, please refer to "Warrants and Rights" in the Statement of Additional Information.

        - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

        - Hedging. The Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based securities indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

        The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

        Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or defensive reasons or to raise cash to distribute to shareholders.

        Futures. The Fund may buy and sell futures contracts that relate to (1) broadly-based securities indices (these are referred to as Stock Index Futures and Bond Index Futures), and (2) interest rates (these are referred to as Interest Rate Futures). All of these futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information. The Fund does not use futures and options on futures for speculative purposes.

        Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

        The Fund may purchase calls on (1) debt securities, (2) Futures, (3) broadly-based securities indices and (4) foreign currencies, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options on debt securities to raise cash for income to distribute to shareholders or for defensive reasons.
When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

        The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can purchase those puts that relate to (1) debt securities (whether or not it holds such securities in its portfolio), (2) Interest Rate Futures, (3) Stock or Bond Index Futures or
(4) foreign currencies. The Fund may purchase puts on investments it does not own. Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 50% of the Fund's net assets to be segregated to cover the put obligation.

        The Fund may buy or sell foreign currency puts and calls only if they are traded on a securities or commodities exchange or over-the-counter market, or are quoted by recognized dealers in those options. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against increases in the dollar cost of buying foreign securities.

        The Fund may buy and sell calls if certain conditions are met: (1) the calls must be listed on a domestic or foreign securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. or on the over-the-counter market; and (2) each call must be "covered" while it is outstanding; that means the Fund must own the securities on which the call is written or it must own other securities that are acceptable for the escrow arrangements required for calls. There is no limit on the amount of the Fund's total assets that may be subject to covered calls. The Fund can also write calls on foreign currencies (discussed below). The Fund may also write covered calls on Futures Contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

        Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock-in" the U.S.
dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund may also use "cross hedging," where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

        Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

        Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

        Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on a security that has increased in value, the Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional
Information.

        - Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging").

        One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform.
The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that the Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited, as discussed in "Illiquid and Restricted Securities".

        Another type of derivative the Fund may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment the Fund may invest in is a currency-indexed security. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

        Other derivative investments the Fund may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following: (1) as to 75% of its total assets, the Fund may not buy securities issued or guaranteed by a single issuer if, as a result, the Fund would have invested more than 5% of its assets in the securities of that issuer or would own more than 10% of the voting securities of that issuer (purchases of U.S. Government Securities are not restricted by this policy); (2) the Fund may not borrow money in excess of 50% of the value of its total assets, and it may borrow only subject to the restrictions described under "Borrowing For Leverage" in the Statement of Additional Information; (3) the Fund may not invest more than 25% of its total assets in any one industry (this limit does not apply to U.S. Government Securities but each foreign government is treated as an "industry," and utilities are divided according to the services they provide); and (4) the Fund may not invest more than 5% of its total assets in securities of issuers (including their predecessors) that have been in operation less than three years.

        All of the percentage limitations described above and elsewhere in this Prospectus and Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.


How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios or "series" of Oppenheimer Strategic Funds Trust (the "Trust"). The Trust was organized in 1989 as a Massachusetts business trust with one series, but in December 1993, the Trust was reorganized to become a multi-series business trust and the Fund became a series of it. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. Each of the two series of the Trust is a fund that issues its own shares, has its own investment portfolio, and its own assets and liabilities.

        The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

        Presently, the Fund has only one class of shares (Class C shares). However, the Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. These classes could have different dividends and distributions and could be subject to different expenses. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Shares are freely transferrable.

The Manager and its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

        The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manage investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of September 30, 1994, and with more than 1.8 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

        - Portfolio Managers. The Portfolio Managers of the Fund are Arthur P. Steinmetz and David P. Negri. They have been the individuals principally responsible for the day-to-day management of the Fund's portfolio since February 1, 1994. Mr. Steinmetz, a Senior Vice President of the Manager, and Mr. Negri, a Vice President of the Manager, are Vice Presidents of the Trust. They each serve as officers and portfolio managers of other OppenheimerFunds.

        - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of the net assets in excess of $1 billion. The Manager has voluntarily agreed to assume any expenses of the fund to allow the Fund to pay dividends at a set rate, as further described in the Statement of Additional Information. The Fund's management fee for its last fiscal year was 0.33% of average annual net assets after such expense reimbursement.

        The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

        There is also information about the Fund's brokerage policies and portfolio transactions in "Brokerage Policies of the Fund" in the Statement of Additional Information. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage.
From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, in those cases the investment advisory agreement allows the Manager to consider whether brokers have sold shares of the Fund or any other funds for which the Manager also serves as investment adviser.

        - The Distributor. The Fund's shares are sold through dealers or brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "OppenheimerFunds") and is sub-distributor for funds managed by a subsidiary of the Manager.

        - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other OppenheimerFunds on an "at-cost" basis. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.


Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return," "average annual total return" and "yield" to illustrate its
performance.   This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

        It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

        - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

        When total returns are shown for the entire period shares of the Fund have been offered, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. Total returns may also be quoted "at net asset value," without considering the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.

        - Yield. The Fund's yield is calculated by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for the Fund's shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance for the period February 1, 1994 through September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

        - Management's Discussion of Performance. During the past fiscal year, the Fund's performance was affected by the rise in short-term interest rates, both in the U.S. and abroad. As interest rates rose, the bond market declined. In response to rising interest rates in the U.S., the Manager reduced the Fund's exposure to long-term U.S. government bonds, as well as high yield corporate bonds issued by companies whose earnings are sensitive to interest rate changes. The proceeds from the sale of those investments were used to increase the Fund's investment in higher- yielding, lower-rated corporate bonds issued by companies whose earnings tend to rise in the middle-to-late stages of an economic expansion. In addition, the Manager used futures to hedge against interest rate risk and thus avoided the sale of interest bearing securities. As foreign interest rates rose and the dollar weakened against major currencies, the Manager reduced the Fund's investments in Latin America and other emerging markets which tend to perform poorly in a rising interest rate environment. The Manager increased the Fund's investments in foreign government bonds which the Manager believed would benefit from economic growth.

        - Comparing the Fund's Performance to the Market. The chart below shows the performance of a hypothetical $10,000 investment in shares of the Fund held until September 30, 1994, with all dividends and capital gains distributions reinvested in additional shares. The graph reflects the deduction of the maximum 1% contingent deferred sales charge on shares of the Fund.

        Because the Fund invests in a variety of debt securities in domestic and foreign markets, the Fund's performance is compared to the performance of the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index of U.S. corporate bond issues, U.S.
Government Securities and mortgage-backed securities widely regarded as a measure of the performance of the domestic debt securities market. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, widely regarded as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of income, but not capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance data reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change in Value
of a $10,000 Hypothetical Investment in
Oppenheimer Strategic Diversified Income Fund,
Lehman Brothers Aggregate Bond Index, and
Salomon World Government Bond Index

(Graph)
Past performance is not predictive of future performance.


Cumulative Total Return
of the Fund at 9/30/94

           Life: *

           -0.38

_____________________
*Shares of the Fund were first publicly offered on 2/1/94.


ABOUT YOUR ACCOUNT

How to Buy Shares

        If you buy shares of the Fund, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months, you will normally pay a contingent deferred sales charge of 1%, as described below.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

           With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

           Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

           There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other OppenheimerFunds
(a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

        - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service.

        - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

        - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217. If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

        - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to receive redemption proceeds, and to transmit dividends and distributions.

        Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

        - Asset Builder Plans. You may purchase shares of the Fund (and up to four other OppenheimerFunds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

        - At What Price Are Shares Sold? Shares are sold at net asset value that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of the Fund's shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

        If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Contingent Deferred Sales Charge. If shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of the Fund's shares.

        To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

        - Waivers of Contingent Deferred Sales Charge. The contingent deferred sales charge will be waived if the shareholder requests it for any of the following redemptions: (1) distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary; (2) redemptions from accounts other than Retirement Plans following the death or disability of the shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration), (3) returns of excess contributions to Retirement Plans, and (4) distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 591/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 591/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request).

        The contingent deferred sales charge is also waived in the following cases: (i) shares sold to the Manager or its affiliates; (ii) shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; (iii) shares issued in plans of reorganization to which the Fund is a party; and (iv) shares redeemed in involuntary redemptions as described below. Further details about this policy are contained in "Reduced Sales Charges" in the Statement of Additional Information.

        - Distribution and Service Plan. The Fund has adopted a Distribution and Service Plan to compensate the Distributor for its services and costs in distributing the Fund's shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of the Fund, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell shares of the Fund.

        The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold shares of the Fund. The asset-based sales charge and service fee increase expenses by up to 1.00% of average net assets per year.

        The Distributor pays the 0.25% service fee to dealers in advance for the first year after the Fund's shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs.

        The Distributor's actual expenses in selling shares of the Fund may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan. Therefore, those expenses may be carried over and paid in future years. At September 30, 1994, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $748,070 (equal to 1.74% of the Fund's net assets on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for expenses it incurred before the Plan was terminated.


Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

        AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

        - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

        - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

        - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

        - Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

        - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

        - Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

        - Automatic Exchange Plans. You can authorize the Transfer Agent to automatically exchange an amount you establish in advance for Class C shares of up to five other OppenheimerFunds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

- -       Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

- -       403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations

- -       SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

- -       Pension and Profit-Sharing Plans for self-employed persons and other employers

        Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

        You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

        - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

        - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

        - You wish to redeem more than $50,000 worth of shares and receive a check
        - A redemption check is not payable to all shareholders listed on the account statement
        - A redemption check is not sent to the address of record on your statement
        - Shares are being transferred to a Fund account with a different owner or name
        - Shares are redeemed by someone other than the owners (such as an Executor)

        - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or from a foreign bank that has a U.S. correspondent bank, or from a U.S. registered dealer or broker in securities, municipal securities or government securities, or from a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

        -      Your name
        -      The Fund's name
        -      Your Fund account number (from your statement)
        -      The dollar amount or number of shares to be redeemed
        -      Any special payment instructions
        -      Any share certificates for the shares you are selling, and
        - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
   Oppenheimer Shareholder Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
   Oppenheimer Shareholder Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

- -  To redeem shares through a service representative, call 1-800-852-8457
- -  To redeem shares automatically on PhoneLink, call 1-800-533-3310

        Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

        - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

        - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

        Shares of the Fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share at the time of exchange, without sales charge. A $5 service fee will be deducted from the fund account you are exchanging into to help defray administrative costs. That charge is waived for automated exchanges made by brokers on Fund/SERV and for automated exchanges between already established accounts on PhoneLink described below. To exchange shares, you must meet several conditions:

        - Shares of the fund selected for exchange must be available for sale in your state of residence
        - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
        - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
        - You must meet the minimum purchase requirements for the fund you purchase by exchange
        - Before exchanging into a fund, you should obtain and read its prospectus

        Shares of the Fund may be exchanged only for Class C shares of other OppenheimerFunds. At present, not all of the OppenheimerFunds offer the same classes of shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. Certain OppenheimerFunds offer Class A shares and Class B or
Class C shares, and a list can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

        Exchanges may be requested in writing or by telephone:

        - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

        - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

        You can find a list of OppenheimerFunds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

        There are certain exchange policies you should be aware of:

        - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of portfolio securities at a time or price disadvantageous to the Fund.

        - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

        - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

        - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

        - Net Asset Value Per Share is determined as of the close of The New York Stock Exchange on each regular business day by dividing the value of the Fund's net assets by the number of shares of the Fund that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

        - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

        - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

        - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

        - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

        - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

        - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates.
Therefore, the redemption value of your shares may be more or less than their original cost.

        - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

        - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

        - Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

        - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of dividends.

        - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain shares of the Fund.

        - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends from net investment income each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on the fourth Wednesday of every month, but the Board of Trustees can change that date. Distributions may be made monthly from any net short-term capital gains the Fund realizes in selling securities.

        During the Fund's fiscal year ended September 30, 1994, the Fund attempted to pay dividends on its shares at a constant level. That was done keeping in mind the amount of net investment income and other distributable income available from the Fund's portfolio investments. However, the amount of each dividend can change from time to time (or there might not be a dividend at all) depending on market conditions, the Fund's expenses, and the composition of the Fund's portfolio. Attempting to pay dividends at a constant level required the Manager to monitor the Fund's income stream from its investments and at times to select higher yielding securities (appropriate to the Fund's objectives and investment restrictions) to maintain income at the required level. This practice did not affect the net asset value of the Fund's shares. The Board of Trustees may change or end the Fund's targeted dividend level for shares at any time.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

        - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
        - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
        - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
        - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

        - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

        - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

        - Returns of Capital: If distributions made by the Fund must be recharacterized at the end of a fiscal year because of the Fund's investment policies (for example, due to losses on foreign currency exchange), shareholders may have a non-taxable return of capital. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce the tax basis in your Fund shares.

        This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.


Appendix: Description of Ratings Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

        Aaa: Bonds rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

        A: Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds rated "Baa" are considered medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

        Ba: Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

        Ca: Bonds rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

        C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Description of Standard & Poor's Bond Ratings

        AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

        A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

        BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

        BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER STRATEGIC DIVERSIFIED INCOME FUND

        Graphic material included in Prospectus of Oppenheimer Strategic Diversified Income Fund: "Comparison of Total Return of Oppenheimer Strategic Diversified Income Fund with The Lehman Aggregate Bond Index and The Salomon Brothers World Government Bond Index - Change in Value of a $10,000 Hypothetical Investment"

A linear graph will be included in the Prospectus of Oppenheimer Strategic Diversified Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund since the commencement of the Fund's operations (February 1, 1994) and comparing such values with the same investments over the same time periods with The Lehman Aggregate Bond Index and The Salomon World Government Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of The Lehman Brothers Aggregate Bond Index and The Salomon Brothers World Government Bond Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                                 Oppenheimer            Lehman Bros.           Salomon Brothers
Fiscal Year                      Strategic Diversified  Aggregate              World Government
(Period) Ended                   Income Fund A          Bond Index             Bond Index
2/1/94(1)                        $10,000                $10,000                $10,000
09/30/94                         $ 9,966                $ 9,543                $10,104

1.  The Fund commenced operations on February 1, 1994.

Oppenheimer Strategic Diversified Income Fund
3410 South Galena Street
Denver, Colorado  80231
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR0387.001.0295 *   Printed on recycled paper

Oppenheimer Strategic Income Fund

3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048

Statement of Additional Information dated May 26, 1995

       This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 26, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


TABLE OF CONTENTS

                                                        Page
About the Fund
Investment Objective and Policies                     2
     Investment Policies and Strategies               2
     Other Investment Techniques and Strategies        11
     Other Investment Restrictions                    25
How the Fund is Managed                               25
     Organization and History                         25
     Trustees and Officers of the Fund                26
     The Manager and Its Affiliates                   30
Brokerage Policies of the Fund                        31
Performance of the Fund                               33
Distribution and Service Plans                        38
About Your Account                                    40
How To Buy Shares                                     40
How To Sell Shares                                    46
How To Exchange Shares                                50
Dividends, Capital Gains and Taxes                    52
Additional Information About the Fund                 54
Independent Auditors' Report                          55
Financial Statements                                  56
Appendix: Industry Classifications                    A-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

       In selecting securities for the Fund's portfolio, the Fund's investment manager, Oppenheimer Management Corporation (the "Manager"), evaluates the investment merits of debt securities primarily through the exercise of its own investment analysis. This may include, among other things, consideration of the financial strength of an issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

       - Investment Risks. With the exception of U.S. Government Securities, the debt securities the Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange rate risk: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

       - Special Risks - High Yield Securities. As stated in the Prospectus, the corporate debt securities in which the Fund will principally invest may be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limitation, in unrated securities which offer, in the opinion of the Manager, comparable yields and risks as those rated securities in which the Fund may invest.

       Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities,
(v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

       - Portfolio Turnover. The Manager will monitor the Fund's tax status under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") during periods in which the Fund's annual turnover rate exceeds 100%. To the extent that increased portfolio turnover results in sales of securities held less than three months, the Fund's ability to qualify as "regulated investment company" under the Internal Revenue Code may be affected (see "Dividends and Distributions," below). No limitations are placed on the weighted average maturity of the portfolio, which will generally be of longer duration. Preferred stocks, other than those of a finite maturity, will be assumed to have a 40 year maturity for the purpose of calculating a weighted average maturity. The Fund anticipates it will shift its investment focus to securities of longer maturity as interest rates decline, and to securities of shorter maturity as interest rates rise. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

       - Debt Securities of Foreign Governments and Companies. As stated in the Prospectus, the Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain "supranational entities" (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other securities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

       The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar.
These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

       Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

       Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" when the Fund moves its investment focus among different sectors, because they are not subject to many of the special considerations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable SEC rules.

       - Risks of Foreign Securities. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally-accepted accounting principles ("G.A.A.P."). If foreign securities are not registered under the Securities Act of 1933, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934. In addition, it is generally more difficult to obtain court judgments outside the United States. The values of foreign securities will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circumstances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commissions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

       Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Covered Calls and Hedging," below.

       The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

       The Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds." These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components: (i) any collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

       The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of "supranational entities" include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

       - U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. The U.S. Government Securities the Fund can invest in are described in the Prospectus and include U.S. Treasury securities such as "zero coupon" Treasury securities, mortgage-backed securities and CMOs.

       - Zero Coupon Treasury Securities. The Fund may invest in zero coupon Treasury securities, which are U.S. Treasury bills issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped obligations and coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates.

       - Mortgage-Backed U.S. Government Securities and CMOs. These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associations. The pools are assembled for sale to investors (such as the Fund) by government agencies, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Those government agencies may also issue derivative mortgage backed securities such as collateralized mortgage obligations ("CMOs"), discussed below.

       The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

       Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

       - GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certificates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments when due.

       The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

       The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

       - FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

       - FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

       - Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying maturities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities
(discussed above), CMOs are designed to be retired as the underlying mortgages are repaid. In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

       - Stripped Mortgage-Backed Securities. These are derivative multi-class mortgage back securities, that are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates. Commonly, one class receives some of the interest and most of the principal, while the other class will receive most of the interest and the rest of the principal. In some cases, one class will receive all of the interest ("interest-only" securities) and the other will receive all of the principal. The yield on interest-only securities is extremely sensitive to the rate of principal payments (including prepayments) on the underlying pool, and a rapid rate of principal prepayments may have a material adverse effect on the yield of the interest-only class. If the underlying pool experiences greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment.

       - Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security to selected banks or other entities and simultaneously agree to repurchase a similar security (same type, coupon and maturity) from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

       - Debt Securities of U.S. Companies. The Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

       The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and reinvestment of that income may occur at times when rates are generally lower than those on the called bond.

       - Preferred Stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

       - Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Restricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial institution. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the financial strength of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its obligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Manager has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.

       - Warrants and Rights. The Fund may, to the limited extent described in the Prospectus, invest in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

       - Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage-backed securities.

       - Zero Coupon Corporate Securities. The Fund may invest in zero coupon securities issued by corporations. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such corporate zero coupon securities, in addition to the risks identified above under "U.S. Government Securities -
 Zero Coupon Treasury Securities," are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

       - Mortgage-Backed Securities. Mortgage-backed securities may also be issued by private issuers such as commercial banks, savings and loan associations, mortgage insurance companies and other secondary market issuers that create pass-through pools of conventional residential mortgage loans and on commercial mortgage loans. They may be the originators of the underlying loans as well as the guarantors of the mortgage-backed securities. There are no direct or indirect government guarantees of payments on these pools. However, timely payment of interest and principal of these pools is generally supported by various forms of insurance or guarantees. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. The insurance available, the guarantees, and the creditworthiness of the issuers will be evaluated by the Manager to determine whether a particular mortgage-backed security of this type meets the Fund's investment standards. There can be no assurance that the private insurers can meet their obligations under the policies. Securities issued by certain private poolers may not be readily marketable, and would be treated as illiquid securities subject to the Fund's limitations on investments in such securities.

       - Temporary Defensive Investments. In times of unstable or uncertain economic or market conditions, when the Manager determines it appropriate to do so, the Fund may assume a temporary defensive position and invest an unlimited amount of its assets in U.S. dollar-denominated debt obligations, issued by the U.S. or foreign governments, domestic or foreign corporations or banks, maturing in one year or less ("money market securities"). The Fund will purchase money market securities to maintain liquidity deemed necessary by the Manager for investment purposes, and to minimize the impact of fluctuating interest rates on the net asset value of the Fund. To the extent the Fund is so invested, it is not invested to achieve its investment objective of seeking a high level of current income.

Other Investment Techniques and Strategies

       - Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements, in order to generate income while providing liquidity. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time), for delivery on an agreed upon future date. The sale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to collateralize the repayment obligation fully. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value. If the vendor of a repurchase agreement fails to pay the agreed-upon resale price on the delivery date, the Fund's risks in such event may include any costs of disposing of the collateral, and any loss from any delay in foreclosing on the collateral.

       - Illiquid and Restricted Securities. The Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). As noted in the prospectus, that amount may, in the future, increase to 15%. This policy applies to participation interests, bank time deposits, master demand notes, repurchase transactions having a maturity beyond seven days, over-the-counter options held by the Fund and that portion of assets used to cover such options and certain derivative instruments. This policy is not a fundamental policy and does not limit purchases of restricted securities eligible for resale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The expenses of registration of restricted securities that are subject to legal restrictions on resale (excluding securities that may be resold by the Fund pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the Fund would be permitted to sell them. Thus, the Fund might not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractual resale restrictions, which might lower the amount realizable upon the sale of such securities.

       - Loans of Portfolio Securities. The Fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting certain credit standards if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of securities loaned does not exceed 25% of the value of the Fund's total assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of the securities, or loss of rights in the collateral should the borrower
fail financially.   The Fund will not lend its portfolio securities to any
officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

       - Special Risks - Borrowing for Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the current requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

       - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

       The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

       To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

       When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

       - Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are debt obligations that may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, in its discretion to prepay the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of no less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Fund's quality standards. Floating rate or variable rate obligations that do not provide for recovery of principal and interest within seven days will be subject to the limitations applicable to illiquid securities described in "Illiquid and Restricted Securities." There is otherwise no limit on the amount of the Fund's assets that may be invested in floating rate and variable rate obligations.

       - Hedging with Options and Futures Contracts. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments for temporary defensive purposes. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts may also be written on debt securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures; Financial Futures (together with Interest Rate Futures, "Futures"); Forward Contracts (defined below); and call and put options on debt securities, Futures, bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to:
(i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations. A call or put may be purchased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.

       When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) purchase puts on such Futures or securities, or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

       The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

       - Writing Call Options. The Fund may write (i.e. sell) call options ("calls") on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets, to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

       To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

       The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

       - Writing Put Options. The Fund may write put options on debt securities or Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

       When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

       The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       - Purchasing Calls and Puts. The Fund may purchase calls on debt securities or on Futures that are traded on U.S. and foreign securities exchanges and the U.S. over-the-counter markets, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of debt securities underlying calls purchased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

       The Fund may purchase put options ("puts") which relate to debt securities (whether or not it holds such securities in its portfolio), foreign currencies or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

       Buying a put on an investment it does not own, either a put on an index or a put on a Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

       Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

       An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       - Options on Foreign Currencies. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

       - Futures. The Fund may buy and sell Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future or a foreign currency exchange contract ("Forward Contract"), discussed below. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security at a specific future date for a fixed price. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract. A securities index assigns relative values to the securities included in that index and is used as a basis for trading long-term Financial Futures contracts. Financial Futures reflect the price movements of securities included in the index. They differ from Interest Rate Futures in that settlement is made in cash rather than by delivery of the underlying investment.

       Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

       - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.
To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

       The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

       The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

       The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

       The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund with the Custodian having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's obligations with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

       The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

       The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation".

       - Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

       When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

       - Regulatory Aspects of Hedging Instruments. The Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which exempts the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Fund will not, as to any positions, whether short, long or a combination thereof, enter into Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

       Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; and (v) writing calls on investments held for less than three months.

       Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

       Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

       Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

       - Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

       If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

       The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are fundamental policies of the Fund. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at a shareholders' meeting, if the holders of more than 50% of the outstanding shares are present or represented by a proxy, or (ii) more than 50% of the outstanding shares.

       Under these additional restrictions, the Fund cannot: (1) buy or sell real estate, or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the Fund may buy and sell Hedging Instruments; (2) buy securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use; (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933; (4) buy and retain securities of any issuer if those officers, Trustees or Directors of the Fund or the Manager who beneficially own more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; (5) invest in oil, gas, or other mineral exploration or development programs; (6) buy the securities of any company for the purpose of exercising management control; (7) make loans, except by purchasing debt obligations in accordance with its investment objectives and policies, or by entering into repurchase agreements, or as described in "Loans of Portfolio Securities"; (8) buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of such investments would exceed 5% of the value of the Fund's total assets; or (9) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or by virtue of ownership of other securities has the right, without payment of any further consideration, to obtain an equal amount of securities sold short ("short sales against-the-box"); short sales against-the-box may be made to defer realization of gain or loss for Federal income tax purposes.

       For purposes of the Fund's policy not to concentrate described under investment restriction number 3 in the Prospectus, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.


How the Fund Is Managed

Organization and History. As a series of a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

       The Fund and Oppenheimer Strategic Diversified Income Fund ("OSDIF") are separate series of Oppenheimer Strategic Funds Trust. Each series is a fund that issues its own shares and has its own investment portfolio, assets and liabilities. The Board of Trustees has approved an agreement and plan of reorganization (the "Plan") between the Fund and OSDIF in which the Fund would survive the reorganization. Implementation of the Plan is subject to approval of OSDIF shareholders, and would ultimately result in the Fund being the only series of Oppenheimer Strategic Funds Trust. Neither this Statement of Additional Information nor the Prospectus will be amended to disclose implementation of the Plan.

       The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Tax-Exempt Bond Fund, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Centennial America Fund, L.P., Oppenheimer Champion High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income & Growth Fund, Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Short-Term Income Fund, Oppenheimer Variable Account Funds, and Oppenheimer Integrity Funds; as well as the following "Centennial Funds":
Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust, (all of the foregoing funds are collectively referred to as the "Denver OppenheimerFunds"). All of the Fund's officers except Messrs. Steinmetz and Negri are officers of the Denver OppenheimerFunds. Mr. Fossel is President and Mr. Swain is Chairman of the Denver OppenheimerFunds. As of May 2, 1995, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two officers of the Fund, Jon S. Fossel and Andrew J. Donohue, are trustees), other than the shares beneficially owned under that plan by officers of the Fund listed above.

Robert G. Avis, Trustee*; Age 63
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

William A. Baker, Trustee; Age 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 64
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

Jon S. Fossel, President and Trustee*; Age 53
Two World Trade Center, New York, New York 10048-0203
Chairman, Chief Executive Officer and a director of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

Raymond J. Kalinowski, Trustee; Age 65
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age 73
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 73
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

Ned M. Steel, Trustee; Age 79
3416 S. Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman and Trustee*; Age 61
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a Director of the Manager; President and a Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Andrew J. Donohue, Vice President; Age 44
Executive Vice President and General Counsel of Oppenheimer Management Corporation ("OMC") (the "Manager") and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in, Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age 58
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Arthur P. Steinmetz, Vice President and Portfolio Manager; Age 36
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager; an officer of other
OppenheimerFunds.

David P. Negri, Vice President and Portfolio Manager; Age 41
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age 46
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert J. Bishop, Assistant Treasurer; Age 36
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller of the Manager, prior to which he was an Accountant for Resolution Trust Corporation and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting, an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.

__________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

           - Remuneration of Trustees. The officers of the Trust are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund during its fiscal year ended September 30, 1994, and (ii) from all 22 of the Denver-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:

                                                                 Total Compensation
                                       Aggregate                 From All
                                       Compensation              Denver-based
Name and Position                      from Fund                 OppenheimerFunds1


Robert G. Avis                         $6,907.62                 $53,000.00
  Trustee
William A. Baker                       $9,547.76                 $73,257.01
  Audit and Review
  Committee Chairman
  and Trustee
Charles Conrad, Jr.                    $8,900.88                 $68,293.67
  Audit and Review
  Committee Member
  and Trustee
Raymond J. Kalinowski                  $6,907.62                 $53,000.00
  Trustee
C. Howard Kast                         $6,907.62                 $53,000.00
  Trustee
Robert M. Kirchner                     $8,900.88                 $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel                           $6,907.62                 $53,000.00
  Trustee

______________________
1  For the 1994 calendar year.

Major Shareholders. As of May 2, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A or Class B shares. As of that date, no Class C shares were outstanding.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Mr. Fossel and Mr. Swain) serve as Trustees of the Fund.

           The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

           - The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund, and is computed on the aggregate net assets of the Fund as of the close of business each day.
The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

           Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to unaffiliated trustees, legal, bookkeeping and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation. The Fund also pays its organizational and start-up expenses, as explained in the notes to the accompanying Financial Statements. During the Fund's fiscal years ended September 30, 1992, 1993 and 1994 the management fees paid by the Fund to the Manager were $7,128,280, $14,044,913 and $23,416,082, respectively.

           The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. At present, this limitation, imposed by California, limits such expenses to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million, and 1.5% of average annual net assets in excess of $100 million. The payment of the management fee at the end of the month will be reduced so that there will not be any accrued but unpaid liability under this expense limitation.
The Manager reserves the right to terminate or amend this undertaking at any time. Any assumption of the Fund's expenses under this undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited. The Manager has also undertaken to assume the Fund's expenses (other than extraordinary non-recurring expenses) to enable the Fund to pay a dividend of $0.438 per share per annum. As a result of that expense assumption, the Fund's yield and total return may have been higher during that period than they otherwise would have been. The Manager may terminate that undertaking at any time.

           The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreement relates. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager or one of its affiliates shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

           - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended September 30, 1992, 1993 and 1994, the aggregate amount of sales charges on sales of the Fund's Class A shares was $38,724,674, $39,326,104 and $31,059,937, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $10,331,365, $9,834,389 and $8,686,206 in those respective years. During the Fund's fiscal period November 30, 1992 through September 30, 1993 and the fiscal year ended September 30, 1994, the contingent deferred sales charges collected on the Fund's Class B shares totalled 281,835 and 2,731,436, respectively, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

           - The Transfer Agent. Oppenheimer Shareholder Services, as transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.


Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the advisory agreement and the interests and policies of the Fund as established by its Board of Trustees.

           Under the advisory agreement, the Manager is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of the shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, when brokers are used for the Fund's portfolio transactions, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain circumstances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. Brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

           Most purchases of money market instruments and debt obligations are principal transactions at net prices. Instead of using a broker for those transactions, the Fund normally deals directly with the selling or purchasing principal or market maker unless it determines that a better price or execution can be obtained using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of such orders at the most favorable net price.

           The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions.

           The research services provided by brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "Independent Trustees" (those Trustees of the Fund who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Agreement, the Plans of Distribution described below or in any agreements relating to those Plans), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or the benefit of such services.

           During the Fund's fiscal years ended September 30, 1992, 1993 and 1994, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $4,200, $4,663 and $46,217, respectively. During the Fund's fiscal year ended September 30, 1994, $6,989 was paid to brokers as commissions in return for research services; the aggregate amount of those transactions was $1,329,858.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return", "cumulative total return," "average annual total return at net asset value," and "total return at net asset value" of an investment in each class of Fund shares may be advertised. An explanation of how yields and total returns are calculated for each class and the components of those calculations is set forth below. No total return and yield calculations are presented below for Class C shares because no shares of that class were publicly issued during the fiscal year ended September 30, 1994.

           The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yield and total returns of the Class A, Class B and Class C shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and expenses allocated to the particular class.

           -  Standardized Yields.

           - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2             ((------ + 1)   - 1)
                          cd

           The symbols above represent the following factors:

a =        dividends and interest earned during the 30-day period.
b = expenses accrued for the period (net of any expense reimbursements).
c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
d = the maximum offering price per share of the class on the last day of the period, adjusted for undistributed net investment income.

           The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1994, the standardized yields for the Fund's Class A and Class B shares were 8.65% and 8.31%, respectively.

           - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A, Class B or Class C share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class) on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
- ----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365

           The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

           From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1994, were 8.77% and 9.21% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended September 30, 1994, was 8.43% when calculated at net asset value.

           -  Total Return Information

           - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )
           - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P
- ------- = Total Return
   P

           In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as discussed below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the time period shown (unless the total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one year period ended September 30, 1994 and for the period from October 16, 1989 (commencement of operations) to September 30, 1994, were -2.98% and 9.93%, respectively. The cumulative "total return" on Class A shares for the latter period was 59.88%. For the fiscal year ended September 30, 1994 and the period from November 30, 1992 through September 30, 1994, the average annual total return on an investment in Class B shares of the Fund were -3.49% and 6.49%, respectively. The cumulative total return on an investment in Class B shares of the Fund for the period from November 30, 1992 to September 30, 1994 was 12.22%.

           - Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative "total return at net asset value" for Class A, Class B or Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative "total returns at net asset value" on the Fund's Class A shares for the fiscal year ended September 30, 1994, and for the period from October 16, 1989 to September 30, 1994 were 1.85% and 67.85%, respectively. The cumulative total return at net asset value on the Fund's Class B shares for the fiscal year ended September 30, 1994 and for the period from November 30, 1992 through September 30, 1994 was 1.07% and 16.11%, respectively.

Other Performance Comparisons. From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other general bond funds. The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration. The Fund's performance may also be compared to the performance of the Lipper General Bond Fund Index, which is a net asset value weighted index of general bond funds compiled by Lipper. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend date.

           From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, in broad investment categories (equity, taxable bond, municipal bond and hybrid) monthly, based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A and Class B shares of the Fund in relation to other taxable bond funds. Rankings are subject to change.

           The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Salomon Brothers High Grade Corporate Bond Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

           From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New York Times, Money, The Wall Street Journal, Fortune, or other publications. These articles may include quotations of performance from other sources, such as Lipper or Morningstar.

              When comparing yield, total return and investment risk of an investment in Class A, Class B or Class C shares of the Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaranteed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.


Distribution and Service Plans

           The Fund has adopted a Service Plan for Class A Shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company
Act) of the shares of each class. For the Distribution and Service Plans for the Class B and Class C shares, the votes were cast by the Manager as the then-sole initial holder of such shares.

           In addition, the Manager and the Distributor may, under the Plans, from time to time from their own resources (which, as to the Manager, may include profits derived from the advisory fee it receives from the Fund) make payments to Recipients for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

           Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by an exemptive order issued by the Securities and Exchange Commission to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

           While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Class B Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward under the Class B Plan, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

           Under the Plans, no payment will be made to any broker, dealer or other financial institution under the Plan (each is referred to as a "Recipient") in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate allowed under the Plans and set no minimum amount.

           For the fiscal year ended September 30, 1994, payments under the Class A Plan totaled $7,673,295, all of which was paid by the Distributor to Recipients, including $468,405 paid to an affiliate of the Distributor. Unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

           The Class B Plan and Class C Plan allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance payment of the service fee. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of the advance of the service fee payment to the Distributor.

           Although the Class B Plan and the Class C Plan permit the Distributor to retain both the asset-based sales charges and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B Plan and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset based sales charges and service fees. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B Plan and from the contingent deferred sales charges collected on redeemed Class B shares) the sales commissions paid to authorized brokers or dealers. For the fiscal year ended September 30, 1994, payments under the Class B Plan totaled $12,329,469, including $17,712 paid to an affiliate of the Distributor and $11,816,316 retained by the Distributor. No payments have been made under the Class
C Plan during that period, as no Class C shares were outstanding.

           Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate brokers and dealers in connection with the sale of Class B and Class C shares of the Fund. The Distributor's actual distribution expenses for any given year may exceed the aggregate of payments received pursuant to the Class B or Class C Plan and from contingent deferred sales charges. Under the Class B Plan, such expenses will be carried forward and paid in future years. The Fund will be charged only for interest expenses, carrying charges or other financial costs that are directly related to the carry-forward of actual distribution expenses for such shares. For example, if the Distributor incurred distribution expenses of $4 million in a given fiscal year, of which $2,000,000 was recovered in the form of contingent deferred sales charges paid by investors and $1,600,000 was reimbursed in the form of payments made by the Fund to the Distributor under the Class B Plan, the balance of $400,000 (plus interest) would be subject to recovery in future fiscal years from such sources.

           The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described above and in the Prospectus. The asset-based sales charge paid to the Distributor by the Fund under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.



           The Class C Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers at the time of sale, as described in the Prospectus,
(ii) may finance such commissions and/or the advance of the service fee payment to Recipients under that Plan, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.


ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $1 million or more of Class B or Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

           The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class
B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B and Class C shares are subject.

           The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

           The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The NYSE's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may also close on other days. Trading may occur in debt securities and in foreign securities at times when the Exchange is closed, including weekends and holidays or after the close of the Exchange on a regular business day. Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.

           The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities traded on NASDAQ and other unlisted equity securities for which last sales prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the highest closing bid price at the time of valuation, or, if no closing bid price is reported, on the basis of a closing bid price obtained from a dealer who maintains an active market in that security; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mean between the bid and asked prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities traded on foreign exchanges or in foreign over-the-counter markets are valued at the closing or last sales prices reported on a principal exchange or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The value of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.

           Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the NYSE. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees, or the Manager under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

           In the case of U.S. Government Securities, mortgage-backed securities, foreign fixed-income securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Fund's Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

           Calls, puts and Futures are valued at the last sale prices on the principal exchanges or on the NASDAQ National Market on which they are traded, or, if there are no sales that day, in accordance with (i) above. Forward currency contracts are valued at the closing price on the London foreign exchange market. When the Fund writes an option, an amount equal to the premium received by the Fund is included in its Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will begin to accrue dividends on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings.

           - The OppenheimerFunds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-Distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Bond Fund
Oppenheimer Insured Tax-Exempt Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Time Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion High Yield Fund
Oppenheimer Investment Grade Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Mortgage Income Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Investment Grade Bond Fund
Oppenheimer Strategic Short-Term Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Diversified Income Fund

the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

           There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

           - Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A shares of the Fund (and other eligible OppenheimerFunds) sold with a front-end sales charge during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestments of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to obtain the reduced sales charge rate (as set forth in the Prospectus) applicable to purchases of shares in that amount (the "intended purchase amount"). Each purchase under the Letter will be made at the public offering price applicable to a single lump-sum purchase of shares in the intended purchase amount, as described in the Prospectus.

           In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

           If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

           In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

           -  Terms of Escrow that Apply to Letters of Intent.

1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended amount specified under the Letter is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.


5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of the Letter) do not include any shares sold without a front-end sales charge or subject to a Class A contingent deferred sales charge unless (for the purpose of determining completion of the obligation to purchase shares under the Letter) the shares were acquired in exchange for shares of one of the OppenheimerFunds whose shares were acquired by payment of a sales charge.

6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Eligible Funds.

           There is a sales charge on the purchase of certain Eligible Funds. An application should be obtained from the Transfer Agent, completed and returned, and a prospectus of the selected fund(s) (available from the Distributor) should be obtained before initiating Asset Builder payments.
The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer
Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

           Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

           - Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

           - Selling Shares by Wire. The wire of redemptions proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption.
In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by wire.

           - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

           - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under the "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after receipt by the Transfer Agent of the reinvestment order. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.
If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the OppenheimerFunds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How
To Sell Shares" in the Prospectus. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after receipt of an order placed by such dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Payment ordinarily will be made within seven (effective through June 7, 1995, within three) days after the Distributor's receipt of the required redemption documents, with signature(s) guaranteed as described in the Prospectus.


Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How
To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of the payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectus under "Class B Contingent Deferred Sales Charge" and "Class C Contingent Deferred Sales Charge").

           By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

           - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

           - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and thereafter shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under such plans should not be considered as a yield or income on your investment. It may not be desirable to purchases additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

           The transfer agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Fund and the Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

           For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

           Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (the date selected for receipt is an approximate date), according to the choice specified in writing by the Planholder.

           The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

           The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

           To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

           If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

           As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds that have a single class without a class designation are deemed "Class A" shares for this purpose. All OppenheimerFunds offer Class A shares (except for Oppenheimer Strategic Diversified Income Fund), but only the following other OppenheimerFunds currently offer Class C shares:

              Oppenheimer Fund
              Oppenheimer Global Growth & Income Fund
              Oppenheimer Asset Allocation Fund
              Oppenheimer Champion High Yield Fund
              Oppenheimer U.S. Government Trust
              Oppenheimer Intermediate Tax-Exempt Bond Fund
              Oppenheimer Target Fund
              Oppenheimer Cash Reserves (Class C shares are available only by exchange)
              Oppenheimer Strategic Diversified Income Fund
              Oppenheimer Main Street Income & Growth Fund

The following other OppenheimerFunds offer Class B shares:

              Oppenheimer Main Street Income & Growth Fund
              Oppenheimer Equity Income Fund
              Oppenheimer Strategic Income & Growth Fund
              Oppenheimer Strategic Investment Grade Bond Fund
              Oppenheimer Strategic Short-Term Income Fund
              Oppenheimer New York Tax-Exempt Fund
              Oppenheimer Tax-Free Bond Fund
              Oppenheimer California Tax-Exempt Fund
              Oppenheimer Pennsylvania Tax-Exempt Fund
              Oppenheimer Florida Tax-Exempt Fund
              Oppenheimer New Jersey Tax-Exempt Fund
              Oppenheimer Insured Tax-Exempt Bond Fund
              Oppenheimer Main Street California Tax-Exempt Fund
              Oppenheimer Total Return Fund, Inc.
              Oppenheimer Investment Grade Bond Fund
              Oppenheimer Value Stock Fund
              Oppenheimer Limited-Term Government Fund
              Oppenheimer High Yield Fund
              Oppenheimer Mortgage Income Fund
              Oppenheimer Cash Reserves (Class B shares are only available by exchange)
              Oppenheimer Growth Fund
              Oppenheimer Global Fund
              Oppenheimer Discovery Fund

           Class A shares of OppenheimerFunds may be exchanged for shares of any Money Market Fund; shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of OppenheimerFunds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of OppenheimerFunds subject to a CDSC); and shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class
B contingent deferred sales charge is imposed on Class B shares redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

           The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

           When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

           When exchanging shares by telephone, the shareholder must either have an existing account in, or acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

           Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange request from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

           The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

           Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by that shareholder for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.
It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

           The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

           Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from Hedging Instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset value of Class A, Class B and Class
C shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Any long-term capital gains distributions will be identified separately when paid and when tax information is distributed by the Fund. If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

           If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

           Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January
1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine in a particular year that it might be in the best interest of shareholders for the Fund not to make distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

           The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other OppenheimerFunds listed in "Reduced Sales Charges" above at net asset value without sales charge. Not all OppenheimerFunds currently offer Class B and Class C shares. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.

Additional Information About The Fund

The Custodian. The Custodian of the assets of the Fund is The Bank of New York. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager and its affiliates have banking relationships with the Custodian. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

Independent Auditors' Report


The Board of Trustees and Shareholders of Oppenheimer Strategic Income
Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Income Fund as of September 30, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1994 and 1993, and the financial highlights for the period October 16, 1989 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Income Fund at September 30, 1994, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
- ----------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1994

- ------------------------------------------------------------------------------
Statement of Investments  September 30, 1994


                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements--0.9%
- ------------------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 4.95%, dated
9/30/94, to be repurchased at $40,716,789 on 10/3/94, collateralized by U.S.
Treasury Nts., 4.25%--8.50%, 4/15/95--7/15/98, with a value of $23,014,481 and U.S. Treasury Bills, 0%, 3/16/95--3/23/95, with a value of $18,537,281
(Cost $40,700,000)                                                                                $40,700,000        $40,700,000
- ------------------------------------------------------------------------------------------------------------------------------------
Short-Term Government Obligations--0.3%
- ------------------------------------------------------------------------------------------------------------------------------------
Bonos de la Tesoreria la Federacion:
0%, 8/3/95                                                                                          7,623,450(1)       2,103,222
0%, 8/10/95                                                                                        12,197,520(1)       3,360,261
- ------------------------------------------------------------------------------------------------------------------------------------
United Mexican States Treasury Bills, 0%, 11/10/94                                                 35,238,970(1)      10,203,270
- ------------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Government Obligations (Cost $15,646,044)                                                            15,666,753
- ------------------------------------------------------------------------------------------------------------------------------------
Long-Term Government Obligations--49.8%
- ------------------------------------------------------------------------------------------------------------------------------------
Argentina (Republic Of):
Bonos de Consolidacion de Deudas:
Bonds, 8.375%, 12/20/03                                                                            36,950,000         30,797,934
Bonds, Series I, 3.704%, 4/1/01(4)(6)                                                              77,759,247(1)      45,377,982
Bonds, Series I, 4.375%, 4/1/01(4)(6)                                                              27,007,821         20,469,552
Bonds, Series I, 4.8125%, 4/1/07(4)(6)                                                             45,913,296         28,585,986
Bonds, Series I, 4.8125%, 9/1/02(4)(6)                                                             15,634,644         10,528,088
Supplier Bocon (Pesos), 4.60%, 4/1/07                                                               5,057,512(1)       2,118,317
Discount Bonds, 4.250%, 3/31/23                                                                    20,000,000         14,250,000
Par Bonds, 4.25%, 3/31/23(8)                                                                       30,000,000         14,925,000
Past Due Interest Bonds, 5%, 3/31/05(4)(6)                                                        107,000,000         81,721,250
- ------------------------------------------------------------------------------------------------------------------------------------
Bariven SA Sr. Nts., Gtd. by Petroleos de Venezuela:
9.50%, 12/10/96                                                                                       500,000            478,750
9%, 2/25/97(5)                                                                                      1,000,000            930,000
- ------------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of):
6% Debs., 9/15/13                                                                                  32,000,000         17,220,000
Bonds, Banco do Brasil SA, 10.50%, 4/14/98                                                          5,000,000          5,043,750
Bonds, Banco do Nordeste, Sr. Unsec. Debs, 9%, 11/12/96                                             8,200,000          7,779,750
Bonds, Nacional de Desenvolvimento Economico e Social:
10.375%, 4/27/98                                                                                    3,850,000          3,854,813
Interest Due and Unpaid Bonds, 8.75%, 1/1/01(4)                                                    19,061,000         15,844,456
Nts., Banco Estado Minas Gerais:
10%, 1/15/96                                                                                       14,870,000         14,349,550
7.875%, 2/10/99(5)                                                                                  4,000,000          3,290,000
8.25%, 2/10/00                                                                                      9,000,000          7,245,000
8.25%, 2/10/00(5)                                                                                   2,000,000          1,630,000
- ------------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of):
8.75%, Nts., 10/6/99                                                                                5,000,000          4,984,084
1989--1990 Integrated Loan Facility Bonds:
4.188%, 7/1/01(4)(5)                                                                               16,131,048         15,485,807
4.44%, 10/26/03(4)(5)                                                                               8,122,423          7,594,466
Empresa Columbiana de Petroleos, Nts., 7.25%, 7/8/98(5)                                            15,650,000         14,926,188
- ------------------------------------------------------------------------------------------------------------------------------------
Denmark (Kingdom of) Bonds:
9%, 11/15/98                                                                                      158,160,000(1)      26,215,716
6%, 12/10/99                                                                                       47,450,000(1)       6,929,474


4  Oppenheimer Strategic Income Fund

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
                                                                                                     ------          ------------
- ------------------------------------------------------------------------------------------------------------------------------------
Long-Term Government Obligations (continued)
First Australia National Mortgage Acceptance Corp. Ltd Bonds,
Series 17, 15%, 7/15/02                                                                            $3,740,000(1)     $ 3,015,869
- ------------------------------------------------------------------------------------------------------------------------------------
Indonesia (Republic of) CD, Bank Negara, 0%, 4/24/95                                           56,500,000,000(1)      23,817,889
- ------------------------------------------------------------------------------------------------------------------------------------
Italy (Republic of) Treasury Bonds:
12%, 9/1/97                                                                                    13,600,000,000(1)       8,843,486
12.50%, 1/1/98                                                                                 13,500,000,000(1)       8,877,980
Buoni Pollennali del Tes:
12%, 1/1/96                                                                                    13,720,000,000(1)       8,904,807
12%, 5/1/97                                                                                    62,325,000,000(1)      40,491,269
12.50%, 6/16/97                                                                                12,300,000,000(1)       8,074,634
12.50%, 3/19/98                                                                                 4,740,000,000(1)       3,135,692
12%, 1/17/99                                                                                   10,000,000,000(1)       6,476,281
- ------------------------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.:
Tranche A, 4.125%, 10/15/00(4)(5)                                                                     900,000            738,000
Tranche B, 4.125%, 11/15/04(4)(5)                                                                   5,000,000          3,400,000
- ------------------------------------------------------------------------------------------------------------------------------------
Landeskredietbank Baden Sr. Unsec. Unsub. Nts., 11.625%, 6/24/99                                5,000,000,000(1)       3,241,186
- ------------------------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of):
Loan Participation Agreement:
Tranche A, 5.938%, 1/1/09(4)(5)                                                                    55,950,000         40,843,500
Tranche B, 4.312%, 1/1/04(4)(5)                                                                    33,800,000         26,089,375
- ------------------------------------------------------------------------------------------------------------------------------------
New South Wales Treasury Corp., 7% Gtd. Bonds, 4/1/04                                              16,000,000(1)       9,375,719
- ------------------------------------------------------------------------------------------------------------------------------------
New Zealand (Republic of) Bonds:
9%, 11/15/96                                                                                       65,570,000(1)      39,610,123
10%, 7/15/97                                                                                       29,150,000(1)      18,009,173
- ------------------------------------------------------------------------------------------------------------------------------------
Oesterreich Kontrollbank Sr. Unsec. Unsub. Gtd. Nts., 10%, 8/10/99                              3,700,000,000(1)       2,276,923
- ------------------------------------------------------------------------------------------------------------------------------------
Polish People's Republic Loan Participation Agreement, 5.0625%, 2/3/24(4)(5)(7)                    20,750,000(1)      11,481,851
- ------------------------------------------------------------------------------------------------------------------------------------
Quebec, Canada (Province of), Sr. Nts., 9.50%, 10/2/02                                             20,000,000(1)      13,495,634
- ------------------------------------------------------------------------------------------------------------------------------------
South Africa (Republic of), Loan Participation Agreements:
Eskom 4.907%, 12/23/97(4)(5)                                                                        6,457,568          6,037,827
Eskom 4.651%, 1/15/98(4)(5)                                                                         8,750,000          8,137,500
Eskom 4.875%, 4/15/98(4)(5)                                                                         2,767,816          2,504,874
Eskom 4.75%, 9/15/99(4)(5)                                                                          8,578,951          7,763,951
Eskom 4.875%, 2/15/00(4)(5)                                                                        29,550,000         27,333,750
- ------------------------------------------------------------------------------------------------------------------------------------
South Australia Government Finance Authority Bonds, 10%, 1/15/03                                   34,200,000(1)      24,282,057
- ------------------------------------------------------------------------------------------------------------------------------------
Spain (Kingdom of):
Bonds, 11.45%, 8/30/98                                                                         10,236,000,000(1)      80,606,211
Bonds, 10.25%, 11/30/98                                                                         1,500,000,000(1)      11,351,344
Gtd. Bonds, Bonos y Obligacion del Estado, 12.25%, 3/25/00                                      9,781,000,000(1)      78,905,977
- ------------------------------------------------------------------------------------------------------------------------------------
Treasury Corp. of Victoria:
Bonds, 12%, 10/22/98                                                                               19,000,000(1)      15,100,310
Gtd. Bonds, 8.25%, 10/15/03                                                                        80,290,000(1)      51,130,130
- ------------------------------------------------------------------------------------------------------------------------------------
United Kingdom Treasury Nts., 12%, 11/20/98                                                        43,743,000(1)      76,484,630
- ------------------------------------------------------------------------------------------------------------------------------------
United Mexican States:
1990 Combined Multi-Year Restructuring Agreement,
Restructured Sov. Loan, 4.28%, 12/23/06(4)(5)                                                      26,277,514         21,876,031
Banco Nacional de Comercio Exterior SNC International Finance BV
Collateralized Fixed Rate Par Bonds:
Series A, 6.25%, 12/31/19                                                                          15,000,000          9,721,875
Series B, 6.25%, 12/31/19                                                                          15,000,000          9,721,875


5  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Investments  (Continued)

                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
                                                                                                     -------        --------------
- ------------------------------------------------------------------------------------------------------------------------------------
Long-Term Government Obligations (continued)
Gtd. Matador Bonds:
13%, 1/29/97                                                                                   $1,250,000,000(1)      $9,819,166
12.65%, 6/21/98                                                                                 2,900,000,000(1)      21,652,719
12.25%, 12/3/98                                                                                    19,500,000(1)      32,000,800
7.25% Debs., 2/2/04                                                                                 1,750,000          1,467,821
Bankpesca Restructured Sov. Loan, 6.0625%, 10/26/06(4)(5)                                           5,310,128          4,420,682
Banobras Myra Loan Participation Agreement, Tranche 2,
6.125%, 11/16/06(4)(5)                                                                              3,271,125          2,723,213
- ------------------------------------------------------------------------------------------------------------------------------------
Myra Old Money Loan Participation Agreements:
5.6875%, 3/20/05(4)(5)                                                                              4,039,820          3,363,150
6.1725%, 3/20/05(4)(5)                                                                                167,589            139,518
- ------------------------------------------------------------------------------------------------------------------------------------
New New Money Loan Participation Agreements, 5.1825%, 3/25/05(4)(5)                                 1,203,817          1,002,178
Tranche A, 6.0625%, 3/25/05(4)(5)                                                                   2,659,208          2,213,791
Nts., Nacional Financiera SNC, 13.60%, 4/2/98                                                   1,395,000,000(1)      10,998,875
- ------------------------------------------------------------------------------------------------------------------------------------
Petacalco Topolobampo Trust, Sr. Sec. Unsub. Nts.:
8.125%, 12/15/03(5)                                                                                 1,950,000          1,674,563
8.125%, 12/15/03                                                                                   10,975,000          9,424,781
- ------------------------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos Gtd. Medium Term Nts.:
7.60%, 6/15/00(5)                                                                                  14,310,000         13,033,834
8.625%, 12/1/23                                                                                    13,500,000         11,189,070
- ------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
10.50%, 2/15/95(11)                                                                               190,000,000        193,443,750
10.375%, 5/15/95                                                                                   25,000,000         25,703,125
8.125%, 8/15/19                                                                                   100,100,000        101,726,250
7.875%, 2/15/21                                                                                   197,500,000        195,031,250
6.25%, 8/15/23                                                                                     48,000,000         38,984,971
7.125%, 2/15/23                                                                                   100,000,000         90,906,189
- ------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
11.25%, 2/15/95                                                                                    66,500,000         67,892,303
5.125%, 11/15/95                                                                                      150,000            148,500
9.25%, 1/15/96                                                                                     13,000,000         13,475,305
11.25%, 5/15/19                                                                                    28,000,000         28,936,233
8.875%, 11/15/19(12)                                                                              128,719,000        135,637,646
9.50%, 11/15/19                                                                                    85,000,000         88,107,761
8.50%, 11/15/20                                                                                    44,000,000         46,392,500
- ------------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of):
6.75% Debs., 9/20/95(5)                                                                            29,025,000         27,537,469
6.2364% Debs., 12/29/95(4)                                                                          8,048,318          7,364,211
8.2375% Unsub. Nts., 9/20/95(4)                                                                     2,500,000          2,360,738
9.125% Unsub., 3/11/96                                                                              7,500,000          7,106,250
9.00% Sr. Unsec. Unsub. Nts., 5/27/96(5)                                                           23,025,000         21,557,156
- ------------------------------------------------------------------------------------------------------------------------------------
Bonds, Banco Venezuela TCI:
0% Debs, 12/13/94                                                                                     456,558            442,862
0% Debs, 12/13/98(5)                                                                                9,885,056          6,326,436
- ------------------------------------------------------------------------------------------------------------------------------------
Western Australia Treasury Corp. Gtd. Bonds, 12.50%, 4/1/98                                        21,400,000(1)      17,192,205
- ------------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Government Obligations (Cost $2,518,241,698)                                                       2,355,130,917
- ------------------------------------------------------------------------------------------------------------------------------------
Mortgage/Asset-Backed Obligations--5.7%
- ------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage Finance Corp:
Nts., 6.75%, 4/25/24(5)                                                                               849,343            579,412
Nts., 6.75%, 2/25/25(5)                                                                               710,295            485,665


6  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
                                                                                                     -------         ------------
- ------------------------------------------------------------------------------------------------------------------------------------

Mortgage/Asset-Backed
Obligations (continued)
Sub. Mtg. Pass-Through Certificates, Series 1994-1:
0%, Cl. B-8, 3/25/25(5)                                                                            $2,184,269         $1,639,568
0%, Cl. B-9, 3/25/25(5)                                                                             2,184,269          1,566,531
0%, Cl B-10, 3/25/25(5)                                                                             1,092,134            779,511
- ------------------------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., 7% Sub. Bonds, Series 1993-5:
Cl. B3, 4/25/23                                                                                     1,662,792          1,189,417
Cl. B4, 4/25/23                                                                                     1,603,408            217,963
- ------------------------------------------------------------------------------------------------------------------------------------
CMC Security Corp. III, 0% Collateralized Mtg. Oblig., Series 1994-E,
Cl. E-B3, 3/25/24(5)                                                                                4,957,267          3,389,532
- ------------------------------------------------------------------------------------------------------------------------------------
CSFOB 11%, Cl.E, 2/15/14(5)                                                                        12,000,000         11,701,248
- ------------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, 1994-C1, Class 2-D, 8.70%, 9/25/25(5)                                                   2,500,000          2,398,828
- ------------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, 1994-C1, Class 2-E, 8.70%, 9/25/25(5)                                                   2,500,000          2,312,109
- ------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Series 176, Class F, 8.95%, 3/15/20                              16,988,000         17,368,530
- ------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Interest-Only Stripped Mtg.-Backed
Security:
Trust 221, Class 2, 7.50%, 5/25/23(10)                                                             63,848,072         23,923,063
Trust 240, Class 2, 7%, 9/25/23(10)                                                               114,242,159         43,197,816
Trust 240, Class 2, 7%, 2/25/24(10)                                                               170,646,483         65,485,589
Trust 252, Class 2, 7.50%, 11/30/23(10)                                                            88,701,927         33,679,013
Trust 258, Class 2, 7%, 3/25/24(10)                                                                35,135,718  0       12,714,738
- ------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Principal-Only Stripped
Mtg.-Backed Security, Series 1993-253 Class G, 0%, 11/25/23(9)                                      7,802,220          3,513,437
- ------------------------------------------------------------------------------------------------------------------------------------
GE Capital Mtg. Services, Inc.:
Series 1994-7 Cl. B3, 6% Sub. Bonds., 2/25/09                                                       1,586,524          1,149,239
Series 1994-10 Cl. B3, 6.5% Sub. Bonds., 3/25/24(5)                                                 4,763,001          3,328,148
Series 1994-11 Cl. B3, 6.5% Sub. Bonds., 5/25/24(5)                                                 3,167,515          2,134,114
- ------------------------------------------------------------------------------------------------------------------------------------
Prudential Agricultural Credit, Inc. Farmer Mac Agricultural Real Estate
Trust Sr. Sub. Mtg. Pass-Through Certificates:
9.18%, Series 1992-2, Cl. B2, 1/15/03(4)(5)                                                         5,681,627          4,320,255
9.47%, Series 1992-2, Cl. B3, 4/15/09(4)(5)                                                         5,792,386          4,407,260
- ------------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp. 7.785% Mtg. Pass-Through Certificates,
Series 1993-6, Cl. B5, 6/15/23(5)                                                                   4,087,900          3,021,214
- ------------------------------------------------------------------------------------------------------------------------------------
Resolution Trust Corp. Commercial Mtg. Pass-Through Certificates:
8.25%, Series 1992-CHF, Cl.C, 12/25/20                                                              1,776,220          1,726,265
10.638 %, Series 1992-16, Cl. B3, 5/24/24(4)                                                        2,822,000          2,859,039
8.75%, Series 1993-C1, Cl.B, 5/25/24                                                                7,572,000          7,496,280
8.50%, Series 1993-C2, Cl.E, 3/25/25                                                                  161,685            158,578
8%, Series 1994-C1, Cl.E, 6/25/26                                                                   5,000,000          3,781,250
- ------------------------------------------------------------------------------------------------------------------------------------
SKW Real Estate Limited Partnership, 9.05%, Secured
Note, Cl. E, 4/15/04(5)                                                                             9,500,000          9,048,750
- ------------------------------------------------------------------------------------------------------------------------------------
Total Mortgage/Asset-Backed Obligations (Cost $268,347,594)                                                          269,572,362
- ------------------------------------------------------------------------------------------------------------------------------------
Corporate Bonds and Notes--35.6%
- ------------------------------------------------------------------------------------------------------------------------------------
Basic Materials--4.2%
- ------------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.7%
Acme Metals, Inc., 12.50% Sr. Sec. Nts., 8/1/02                                                     6,500,000          6,597,500
- ------------------------------------------------------------------------------------------------------------------------------------
Aftermarket Technology Corp., 12% Sr. Sub. Nts., 8/1/04(5)                                          2,000,000          2,030,000
- ------------------------------------------------------------------------------------------------------------------------------------
Atlantis Group, Inc., 11% Sr. Nts., 2/15/03                                                         9,000,000          8,865,000
- ------------------------------------------------------------------------------------------------------------------------------------
Carbide/Graphite Group, Inc., 11.50% Sr. Nts., 9/1/03                                              15,500,000         15,848,750


7  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Investments  (Continued)

                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
                                                                                                     -------         ------------
- ------------------------------------------------------------------------------------------------------------------------------------
Chemicals (continued)
Harris Chemical North America, Inc.:
0%/10.25% Gtd. Sr. Sec. Disc. Nts., 7/15/01(3)                                                    $12,500,000        $10,187,500
10.75% Gtd. Sr. Sub. Nts., 10/15/03                                                                 1,000,000            942,500
- ------------------------------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                                        3,750,000          3,881,250
- ------------------------------------------------------------------------------------------------------------------------------------
NL Industries Inc.:
11.75% Sr. Sec. Nts., 10/15/03                                                                        500,000            516,250
0%/13% Sr. Sec. Disc. Nts., 10/15/05(3)                                                             1,250,000            795,313
- ------------------------------------------------------------------------------------------------------------------------------------
Quantum Chemical Corp., 10.375% Fst. Mtg. Nts., 6/1/03                                              3,500,000          3,883,799
- ------------------------------------------------------------------------------------------------------------------------------------
Rexene Corp.:
9% Fst. Priority Nts., 11/15/99(8)                                                                  2,535,000          2,522,325
10% 2nd Priority Nts., 11/15/02(6)                                                                  3,706,000          3,536,143
- ------------------------------------------------------------------------------------------------------------------------------------
Sherritt, Inc., 11.00% Debs., 3/31/04                                                              10,000,000(1)       7,175,639
- ------------------------------------------------------------------------------------------------------------------------------------
Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/01/02                                        12,275,000         12,397,750
USG Corp., 9.25%, 9/15/01                                                                           3,200,000          3,048,000
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      82,227,719
- ------------------------------------------------------------------------------------------------------------------------------------
Metals--0.8%
Haynes International, Inc., 11.25% Sr. Sec. Nts., 6/15/98                                           3,000,000          2,565,000
- ------------------------------------------------------------------------------------------------------------------------------------
Horsehead Industries, Inc.:
13.50% Extd. Nts., 6/1/97(4)                                                                        4,566,000          4,702,980
14% Sub. Nts., 6/1/99                                                                               5,050,000          4,974,250
- ------------------------------------------------------------------------------------------------------------------------------------
Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                                                   2,000,000          2,000,000
- ------------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.:
9.875% Sr. Nts., 2/15/02                                                                            4,175,000          3,715,750
12.75% Sr. Sub. Nts., 2/1/03                                                                       16,850,000         16,386,625
- ------------------------------------------------------------------------------------------------------------------------------------
Stelco, Inc., 10.25% Debs., 4/30/96                                                                 4,300,000(1)       3,173,683
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      37,518,288
- ------------------------------------------------------------------------------------------------------------------------------------
Paper and Forest
Products--1.7%
Domtar, Inc., 10.85% Debs., 8/15/17                                                                 2,500,000(1)       1,703,049
- ------------------------------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc., 12.375% Sr. Nts., 8/15/02(2)                                                   1,830,000          1,070,550
- ------------------------------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01                                                   8,450,000          8,661,250
- ------------------------------------------------------------------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                                        14,370,000         13,471,875
- ------------------------------------------------------------------------------------------------------------------------------------
PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                                                 17,500,000         15,312,500
- ------------------------------------------------------------------------------------------------------------------------------------
Rainy River Forest Products, 10.75% Sr. Sec. Nts., 10/15/01                                         3,250,000          3,258,125
- ------------------------------------------------------------------------------------------------------------------------------------
Riverwood International Corp.:
10.75% Sr. Nts., 6/15/00                                                                            5,000,000          5,225,000
11.25% Sr. Sub. Nts., 6/15/02                                                                         950,000            997,500
10.375% Sr. Sub. Nts., 6/30/04                                                                      3,600,000          3,681,000
- ------------------------------------------------------------------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts., 7/20/15                               2,645,897          2,435,522
- ------------------------------------------------------------------------------------------------------------------------------------
Stone Container Corp.:
9.875% Sr. Nts., 2/1/01                                                                            18,300,000         17,224,875
10.75% Sr. Sub. Debs., 4/1/02                                                                         300,000            286,500
10.75% Fst. Mtg. Nts., 10/1/02                                                                      4,100,000          4,094,875
- ------------------------------------------------------------------------------------------------------------------------------------
Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                                            5,125,000          5,060,938
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      82,483,559


8  Oppenheimer Strategic Income Fund


                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
                                                                                                     -------         ------------
- ------------------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals--9.7%
- ------------------------------------------------------------------------------------------------------------------------------------
Automotive--0.6%     Envirotest Systems Corp.:
9.125% Sr. Nts., 3/15/01                                                                           $3,000,000         $2,782,500
9.625% Sr. Sub. Nts., 4/1/03                                                                        8,940,000          8,224,800
- ------------------------------------------------------------------------------------------------------------------------------------
Foamex LP/Foamex Capital Corp., 11.875% Sr. Sub. Debs., 10/1/04                                     2,600,000          2,626,000
- ------------------------------------------------------------------------------------------------------------------------------------
Foamex LP/JPS Automotive Corp., Units(5)                                                            8,750,000          4,856,250
- ------------------------------------------------------------------------------------------------------------------------------------
JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                                            2,500,000          2,525,000
- ------------------------------------------------------------------------------------------------------------------------------------
Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                                      8,600,000          7,955,000
- ------------------------------------------------------------------------------------------------------------------------------------
SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02                                                             1,350,000          1,410,750
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      30,380,300
- ------------------------------------------------------------------------------------------------------------------------------------
Construction Supplies and
Development--0.9%
Baldwin Co., 10.375% Sr. Nts., Series B, 8/1/03                                                     9,000,000          7,605,000
- ------------------------------------------------------------------------------------------------------------------------------------
Dal-Tile International, Inc., 0% Sr. Sec. Nts., 7/15/98                                            21,500,000         13,491,250
- ------------------------------------------------------------------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                                      6,900,000          6,555,000
- ------------------------------------------------------------------------------------------------------------------------------------
NVR, Inc., 11% Gtd. Sr. Nts., 4/15/03                                                               3,490,000          3,193,350
- ------------------------------------------------------------------------------------------------------------------------------------
USG Corp., 10.25% Sr. Sec. Nts., 12/15/02                                                          10,967,000         11,241,175
- ------------------------------------------------------------------------------------------------------------------------------------
Walter Industries, Inc., 14.625% Sr. Nts., Series B, 1/1/99(2)                                        742,000          1,253,980
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      43,339,755
- ------------------------------------------------------------------------------------------------------------------------------------
Consumer Goods
and Services--2.6%
Amstar Corp., 11.375% Sr. Sub. Nts., 2/15/97                                                       10,886,000         10,777,140
- ------------------------------------------------------------------------------------------------------------------------------------
Coleman Holdings, Inc., 0% Sr. Sec. Disc. Nts., Series B, 5/27/98                                  13,450,000          9,078,750
- ------------------------------------------------------------------------------------------------------------------------------------
Dr. Pepper Bottling Co. of Texas, 10.25% Sr. Nts., 2/15/00                                          3,000,000          3,030,000
- ------------------------------------------------------------------------------------------------------------------------------------
Dr. Pepper/Seven-Up Cos., Inc., 0%/11.50% Sr. Sub. Disc. Nts., 11/1/02(3)                           4,118,000          3,294,400
- ------------------------------------------------------------------------------------------------------------------------------------
Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                                   23,000,000         24,610,000
- ------------------------------------------------------------------------------------------------------------------------------------
Insilco Corp., 10.375% Sr. Sec. Nts., 7/1/97                                                        5,866,000          5,961,323
- ------------------------------------------------------------------------------------------------------------------------------------
Interco, Inc., 9% Sec. Nts., Series B, 6/1/04(5)                                                   17,826,000         17,539,045
- ------------------------------------------------------------------------------------------------------------------------------------
MacAndrews & Forbes Group, Inc., Sub. Nts., 12.25%, 7/1/96                                          1,565,000          1,561,088
- ------------------------------------------------------------------------------------------------------------------------------------
MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99                                          4,915,000          4,890,425
- ------------------------------------------------------------------------------------------------------------------------------------
Mary Kay Corp.:
12.75% Gtd. Sr. Nts., Series B, 12/6/00(5)                                                          1,000,000          1,045,000
10.25% Sr. Nts., 12/31/00(5)                                                                        9,875,000          9,677,500
- ------------------------------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, 13% Sr. Nts., 6/15/01                                                     4,150,000          3,934,893
- ------------------------------------------------------------------------------------------------------------------------------------
Protection One Alarm Monitoring, Inc., 12% Sr. Sub. Nts., Series B, 11/1/03                         6,500,000          6,207,500
- ------------------------------------------------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                             5,200,000          4,563,041
- ------------------------------------------------------------------------------------------------------------------------------------
Revlon Worldwide Corp., 0% Sr. Sec. Disc. Nts., 3/15/98                                            15,450,000          7,184,250
- ------------------------------------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                                            9,450,000          8,587,688
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     121,942,043
- ------------------------------------------------------------------------------------------------------------------------------------
Entertainment--1.8%
Arizona Charlie's, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(5)                                  5,775,000          5,053,125
- ------------------------------------------------------------------------------------------------------------------------------------
Aztar Corp., 11% Sr. Sub. Nts., 10/1/02                                                             6,250,000          5,507,813
- ------------------------------------------------------------------------------------------------------------------------------------
Aztar Mortgage Funding, Inc., 13.50% Gtd. Fst. Mtg. Nts., 9/15/96                                   2,220,000          2,203,350
- ------------------------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50% Sr. Sec. Nts., 2/1/01                                    3,100,000          2,170,000
- ------------------------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(5)                             4,200,000          3,255,000
- ------------------------------------------------------------------------------------------------------------------------------------
Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02                                    12,800,000         13,600,000
- ------------------------------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp., 13.50% Fst. Mtg. Nts., 9/30/98                                              3,500,000          2,992,500
- ------------------------------------------------------------------------------------------------------------------------------------
Hollywood Casino, 14%, 4/1/98                                                                       3,000,000          3,105,000
- ------------------------------------------------------------------------------------------------------------------------------------
Kloster Cruise Ltd., 13% Sr. Sec. Nts., 5/1/03                                                     14,000,000         13,930,000


9  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Investments  (Continued)

                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Entertainment
(continued)
Lady Luck Gaming Finance Corp., 10.50% Fst. Mtg. Nts., 3/1/01                                      $4,020,000         $1,809,000
- ------------------------------------------------------------------------------------------------------------------------------------
MGM Grand Hotel Finance Corp, 11.75% Fst. Mtg. Nts., Series A, 5/1/99                               5,000,000          5,337,500
- ------------------------------------------------------------------------------------------------------------------------------------
Maritime Group Ltd., Units(4)(5)(6)                                                                 2,939,466          2,330,262
- ------------------------------------------------------------------------------------------------------------------------------------
Marvel (Parent) Holdings, Inc., 0% Sr. Sec. Disc. Nts., 4/15/98                                     7,050,000          4,406,250
- ------------------------------------------------------------------------------------------------------------------------------------
Marvel Holdings, Inc., 0% Sr. Sec. Disc. Nts., Series B, 4/15/98                                   12,500,000          7,843,750
- ------------------------------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                                10,000,000          8,600,000
- ------------------------------------------------------------------------------------------------------------------------------------
Treasure Bay Gaming & Resorts, Inc., Units(5)                                                       4,050,000          1,235,250
- ------------------------------------------------------------------------------------------------------------------------------------
Treasure Bay Gaming, 12.25% Fst. Mtg. Nts., 11/15/00(5)                                             1,125,000            354,375
- ------------------------------------------------------------------------------------------------------------------------------------
Trump Plaza Funding, 10.875%, 6/15/01                                                               1,000,000            712,500
- ------------------------------------------------------------------------------------------------------------------------------------
United Gaming, Inc., 7.50% Cv. Sub. Debs., 9/15/03                                                  1,540,000          1,287,825
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      85,733,500
- ------------------------------------------------------------------------------------------------------------------------------------
Hotels/Lodging--0.1%
Embassy Suites, Inc., 10.875% Gtd. Sr. Sub. Nts., 4/15/02                                           2,250,000          2,340,000
- ------------------------------------------------------------------------------------------------------------------------------------
Host Marriott Hospitality, Inc., 11% Sr. Nts., Series L, 5/1/07                                     4,353,000          4,380,206
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,720,206
- ------------------------------------------------------------------------------------------------------------------------------------
Media--1.8%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03                              8,850,000          8,584,500
- ------------------------------------------------------------------------------------------------------------------------------------
Act III Broadcasting, Inc., 9.625% Sr. Sub. Nts., 12/15/03                                          1,000,000            955,000
- ------------------------------------------------------------------------------------------------------------------------------------
GSPI Corp., 10.15% Fst. Mtg. Bonds, 6/24/10(5)                                                        835,202            896,590
- ------------------------------------------------------------------------------------------------------------------------------------
General Media, Inc., 10.625% Sr. Sec. Nts., 12/31/00                                                4,000,000          3,740,000
- ------------------------------------------------------------------------------------------------------------------------------------
Infinity Broadcasting Corp., 10.375% Sr. Sub. Nts., 3/15/02                                         4,000,000          4,160,000
- ------------------------------------------------------------------------------------------------------------------------------------
Lamar Advertising Co., 11% Sr. Sec. Nts., 5/15/03                                                  12,000,000         11,730,000
- ------------------------------------------------------------------------------------------------------------------------------------
News America Holdings, Inc.:
12% Sr. Nts., 12/15/01                                                                              2,500,000          2,849,190
8.50% Sr. Nts., 2/15/02                                                                             6,000,000          5,815,097
8.625%, Sr. Nts., 2/1/03                                                                           10,400,000         10,298,006
10.125% Gtd. Sr. Debs., 10/15/12                                                                    3,300,000          3,461,541
- ------------------------------------------------------------------------------------------------------------------------------------
SCI Television, Inc.:
7.50% Fst. Sec. Loan Nts., 6/30/98                                                                  4,380,331          4,281,774
11% Sr. Sec. Nts., 6/30/05                                                                          5,653,155          5,759,152
- ------------------------------------------------------------------------------------------------------------------------------------
SFX Broadcasting, Inc., 11.375% Sr. Sub. Nts., 10/1/08                                              3,000,000          3,127,500
- ------------------------------------------------------------------------------------------------------------------------------------
Sinclair Broadcasting Group, Inc., 10% Sr. Sub. Nts., 12/15/03                                     12,925,000         12,537,250
- ------------------------------------------------------------------------------------------------------------------------------------
Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01                                     5,500,000          5,836,875
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      84,032,475
- ------------------------------------------------------------------------------------------------------------------------------------
Real Estate Development--0.5%
Casino Magic Finance Corp., 11.50% Fst. Mtg. Nts., 10/15/01                                         4,150,000          3,216,250
- ------------------------------------------------------------------------------------------------------------------------------------
Noranda Forest, Inc., 11% Debs., 7/15/98                                                            2,000,000(1)       1,580,504
- ------------------------------------------------------------------------------------------------------------------------------------
Olympia & York First Canadian Place Ltd., 11% Debs., Series 3, 11/4/49(2)                           5,150,000(1)       2,380,448
- ------------------------------------------------------------------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Nts., 4/1/02                                 17,000,000         15,385,000
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      22,562,202
- ------------------------------------------------------------------------------------------------------------------------------------
Retail--1.4%
Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                                                17,950,000         17,680,750
- ------------------------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                                            7,000,000          5,915,000
- ------------------------------------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., 0%/12% Sr. Disc. Debs., 5/1/05(3)                                           750,000            435,000
- ------------------------------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                                 8,370,000          7,951,500
- ------------------------------------------------------------------------------------------------------------------------------------
Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                                      11,500,000          9,775,000
- ------------------------------------------------------------------------------------------------------------------------------------
R.H. Macy & Co., Inc., 14.50% Sr. Sub. Debs., 10/15/98(2)                                           7,450,000          5,364,000


10  Oppenheimer Strategic Income Fund


                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Retail (continued)

Sears Canada, Inc.:
11.75% Debs., 12/5/95                                                                              $2,400,000(1)      $1,874,240
11.70% Debs., 7/10/00                                                                               3,150,000(1)       2,542,133
- ------------------------------------------------------------------------------------------------------------------------------------
Southland Corp., 4.50% 2nd Priority Sr. Sub. Debs., Series A, 6/15/04                               4,850,000          3,031,250
- ------------------------------------------------------------------------------------------------------------------------------------
Waban, Inc., 11% Sr. Sub. Nts., 5/15/04                                                             8,000,000          7,920,000
- ------------------------------------------------------------------------------------------------------------------------------------
Zale Delaware, Inc., 11% Gtd. 2nd Priority Sr. Sec. Nts., 7/30/00                                   2,000,000          2,005,000
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      64,493,873
- ------------------------------------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals--4.3%
- ------------------------------------------------------------------------------------------------------------------------------------
Food--2.6%
Family Restaurant, Inc.:
9.75% Sr. Nts., 2/1/02                                                                              8,000,000          7,040,000
0%/10.875% Sr. Sub. Disc. Nts., 2/1/04(3)                                                          14,850,000          8,984,250
- ------------------------------------------------------------------------------------------------------------------------------------
Farm Fresh, Inc., 12.25% Sr. Nts., 10/1/00                                                         10,350,000          8,952,750
- ------------------------------------------------------------------------------------------------------------------------------------
Flagstar Corp., 10.75% Sr. Nts., 9/15/01                                                            4,000,000          3,790,000
- ------------------------------------------------------------------------------------------------------------------------------------
Food 4 Less Supermarkets, Inc., 13.75% Sr. Sub Nts., 6/15/01                                        1,500,000          1,620,000
- ------------------------------------------------------------------------------------------------------------------------------------
Foodmaker, Inc., 14.25% Sr. Sub. Nts., 5/15/98                                                     15,000,000         15,768,750
- ------------------------------------------------------------------------------------------------------------------------------------
Heileman Acquisition Corp., 9.625% Sr. Sub. Nts., 1/31/04                                           8,050,000          6,862,625
- ------------------------------------------------------------------------------------------------------------------------------------
Kash 'N Karry Food Stores, Inc., 14% Sub. Debs., 2/1/01(2)                                          1,000,000            285,000
- ------------------------------------------------------------------------------------------------------------------------------------
Pulsar Internacional, S.A. de C.V.:
8%, Nts., 12/14/94(5)                                                                              30,000,000         30,000,000
9%, Nts., 9/19/95(5)                                                                               14,750,000         14,750,000
- ------------------------------------------------------------------------------------------------------------------------------------
RJR Nabisco, Inc., 8.625% Medium-Term Nts., 12/1/02                                                20,000,000         18,255,759
- ------------------------------------------------------------------------------------------------------------------------------------
Royal Crown Corp., 9.75% Sr. Sec. Nts., 8/1/00                                                      2,000,000          1,865,000
- ------------------------------------------------------------------------------------------------------------------------------------
Specialty Foods, 10.25% Sr. Nts., 8/15/01                                                           6,100,000          5,490,000
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     123,664,134
- ------------------------------------------------------------------------------------------------------------------------------------
Food and Drug Distribution--1.1%
Alco Health Distribution Corp., 11.25% Sr. Debs., 7/15/05(6)                                       13,540,068         13,248,117
- ------------------------------------------------------------------------------------------------------------------------------------
Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                                             8,680,000          8,680,000
- ------------------------------------------------------------------------------------------------------------------------------------
Duane Reade, 12% Sr. Nts., Series B, 9/15/02                                                        2,250,000          2,182,500
- ------------------------------------------------------------------------------------------------------------------------------------
Grand Union Co.:
11.25% Sr. Nts., 7/15/00                                                                            8,350,000          7,577,625
12.25% Sr. Sub. Nts., 7/15/02                                                                       8,200,000          6,068,000
- ------------------------------------------------------------------------------------------------------------------------------------
Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99                                        7,350,000          6,504,750
- ------------------------------------------------------------------------------------------------------------------------------------
Thrifty Payless Holdings, 12.25% Sr. Sub. Nts., 4/15/04                                             2,000,000          2,065,000
- ------------------------------------------------------------------------------------------------------------------------------------
Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03                                                     5,000,000          4,987,500
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      51,313,492
- ------------------------------------------------------------------------------------------------------------------------------------
Healthcare--0.6%
Abbey Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 11/1/02                                          2,000,000          1,835,000
- ------------------------------------------------------------------------------------------------------------------------------------
American Medical International, Inc.:
11.25% Nts., 2/6/95                                                                                 1,060,000(1)       1,684,158
13.50% Sr. Sub. Nts., 8/15/01                                                                       1,200,000          1,342,500
- ------------------------------------------------------------------------------------------------------------------------------------
Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04(5)                                             3,000,000          3,105,000
- ------------------------------------------------------------------------------------------------------------------------------------
Mediq/PRN Life Support Services, Inc., 11.125% Sr. Sec. Nts., 7/1/99                                3,000,000          2,835,000
- ------------------------------------------------------------------------------------------------------------------------------------
Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                                            6,290,000          7,327,850
- ------------------------------------------------------------------------------------------------------------------------------------
Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02                                          3,750,000          4,003,125
- ------------------------------------------------------------------------------------------------------------------------------------
Total Renal Care, Inc., Units                                                                       9,700,000          6,984,000
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      29,116,633
- ------------------------------------------------------------------------------------------------------------------------------------


11  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Investments  (Continued)

                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Energy--1.9%
Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                                                $2,600,000         $2,827,500
- ------------------------------------------------------------------------------------------------------------------------------------
Gulf Canada Resources Ltd., 9.25% Sr. Sub. Debs., 1/15/04                                          10,500,000          9,667,875
- ------------------------------------------------------------------------------------------------------------------------------------
HS Resources, Inc., 9.875% Sr. Sub. Nts., 12/1/03                                                   3,750,000          3,543,750
- ------------------------------------------------------------------------------------------------------------------------------------
Maxus Energy Corp.:
9.875% Nts., 10/15/02                                                                               4,550,000          4,390,750
8.50% Debs., 4/1/08                                                                                 5,000,000          4,306,250
11.50% Debs., 11/15/15                                                                              3,500,000          3,517,500
- ------------------------------------------------------------------------------------------------------------------------------------
Mesa Capital Corp., 0%/12.75% Sec. Disc. Nts., 6/30/98(3)                                          21,047,000         18,679,213
- ------------------------------------------------------------------------------------------------------------------------------------
OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                                            13,000,000         14,852,500
- ------------------------------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                                         1,700,000          1,566,125
- ------------------------------------------------------------------------------------------------------------------------------------
Presidio Oil Co.:
11.50% Sr. Sec. Nts., Series B, 9/15/00                                                             6,564,500          6,269,098
13.90% Sr. Sub. Gas Indexed Nts., Series B, 7/15/02(4)                                              5,250,000          4,672,500
- ------------------------------------------------------------------------------------------------------------------------------------
Rowan Cos., Inc., 11.875% Sr. Nts., 12/1/01                                                         7,500,000          8,025,000
- ------------------------------------------------------------------------------------------------------------------------------------
TGX Corp., 12.675% Sr. Sub. Exch. Nts., 4/1/94(2)                                                   6,920,000          2,802,600
- ------------------------------------------------------------------------------------------------------------------------------------
Triton Energy Corp., 0% Sr. Sub. Disc. Nts., 11/1/97                                                3,500,000          2,572,500
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      87,693,161
- ------------------------------------------------------------------------------------------------------------------------------------
Financial--3.5%
Acadia Partners LP, 13% Sub.Nts., 10/1/97(5)                                                       25,000,000         25,750,000
- ------------------------------------------------------------------------------------------------------------------------------------
Banco Ganadero SA, 9.75%, 8/26/99(5)                                                               13,700,000         13,802,750
- ------------------------------------------------------------------------------------------------------------------------------------
Blue Bell Funding, Inc., 11.85% Extd. Sec. Nts., 5/1/99(4)                                          4,500,000          4,820,625
- ------------------------------------------------------------------------------------------------------------------------------------
Borg-Warner Security Corp, 9.125%, Sr. Sub. Nts., 5/1/03                                            5,360,000          4,837,400
- ------------------------------------------------------------------------------------------------------------------------------------
Card Establishment Services, Inc., 10% Sr. Sub. Nts., Series B, 10/1/03                            17,275,000         16,324,875
- ------------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(5)                                                         1,611,387          1,772,526
- ------------------------------------------------------------------------------------------------------------------------------------
Grupo Mexicano de Desarrollo S.A., 8.25%, Gtd. Nts., 2/17/01(5)                                    14,700,000         12,090,750
- ------------------------------------------------------------------------------------------------------------------------------------
International Bank for Reconstruction and Development Bonds, 12.50%, 7/25/97                       60,320,000(1)      39,253,853
- ------------------------------------------------------------------------------------------------------------------------------------
Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                                            2,500,000          2,718,750
- ------------------------------------------------------------------------------------------------------------------------------------
Nacolah Holding Corp., 9.50% Sr. Nts., 12/1/03                                                      6,500,000          5,801,250
- ------------------------------------------------------------------------------------------------------------------------------------
Navistar Financial Corp., 9.50% Medium-Term Nts., 6/1/96                                            6,075,000          6,101,122
- ------------------------------------------------------------------------------------------------------------------------------------
Pioneer Finance, 13.50% Fst Mtg. Bonds, 12/1/98                                                    18,205,000         16,839,625
- ------------------------------------------------------------------------------------------------------------------------------------
Reliance Group Holdings, Inc., 9.75% Sr. Sub. Debs., 11/15/03                                       3,200,000          2,896,016
- ------------------------------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(5)                                    13,700,000         12,364,250
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     165,373,792
- ------------------------------------------------------------------------------------------------------------------------------------
Industrial--2.5%
- ------------------------------------------------------------------------------------------------------------------------------------
Containers--0.8%
Calmar, Inc., 12% Sr. Sec. Nts., 12/15/97                                                           7,000,000          7,017,500
- ------------------------------------------------------------------------------------------------------------------------------------
Calmar Spraying Systems, Inc., 14% Sr. Sub. Disc. Nts., 2/15/99                                     3,850,000          3,869,250
- ------------------------------------------------------------------------------------------------------------------------------------
Owens-Illinois, Inc., 10% Sr. Sub. Nts., 8/1/02                                                     2,100,000          2,110,500
- ------------------------------------------------------------------------------------------------------------------------------------
Sea Containers Ltd.:
9.50% Sr. Nts., 7/1/03                                                                              4,750,000          4,405,625
12.50% Sr. Sub. Debs., Series A, 12/1/04                                                            2,850,000          2,985,375
- ------------------------------------------------------------------------------------------------------------------------------------
Terex Corp., 13% Sr. Nts., 8/1/96(5)                                                                4,065,000          3,780,450
- ------------------------------------------------------------------------------------------------------------------------------------
Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                                          11,900,000         11,840,500
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      36,009,200


12  Oppenheimer Strategic Income Fund

                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
General Industrial--0.9%
EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                                       $15,785,000        $14,364,350
- ------------------------------------------------------------------------------------------------------------------------------------
Imo Industries, Inc., 12.25% Sr. Sub. Debs., 8/15/97                                                3,850,000          3,898,125
- ------------------------------------------------------------------------------------------------------------------------------------
Pace Industries, 10.625% Sr. Nts., 12/1/02                                                         12,300,000         11,193,000
- ------------------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(5)                                                    3,900,000          3,900,000
- ------------------------------------------------------------------------------------------------------------------------------------
Southdown, Inc., 14% Sr. Sub. Nts., Series B, 10/15/01                                              3,450,000          3,907,125
- ------------------------------------------------------------------------------------------------------------------------------------
United States Banknote Corp., 11.625%, 8/1/02                                                       4,220,000          3,776,900
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      41,039,500
- ------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.8%
Chrysler Corp., 13% Debs., 3/1/97                                                                     500,000            513,706
- ------------------------------------------------------------------------------------------------------------------------------------
Chrysler Financial Corp., 13.25% Sr. Nts., 10/15/99                                                 4,500,000          5,485,211
- ------------------------------------------------------------------------------------------------------------------------------------
Tiphook Financial Corp.:
7.125% Gtd. Nts., 5/1/98                                                                            5,000,000          3,625,000
8% Gtd. Nts., 3/15/00                                                                               5,583,000          3,852,270
- ------------------------------------------------------------------------------------------------------------------------------------
Transportacion Maritima Mexicana S.A.:
8.50% Nts., 10/15/00                                                                                4,000,000          3,525,000
9.25% Nts., 5/15/03                                                                                11,000,000          9,693,750
- ------------------------------------------------------------------------------------------------------------------------------------
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc. Nts.,
Series B, 12/15/03(3)                                                                              19,266,000         10,548,135
- ------------------------------------------------------------------------------------------------------------------------------------
Trism, Inc., 10.75% Sr. Sub. Nts., 12/15/00                                                         1,250,000          1,226,563
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      38,469,635
- ------------------------------------------------------------------------------------------------------------------------------------
Technology--7.5%
- ------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Defense--1.0%
GPA Delaware, Inc.:
8.75% Gtd. Nts., 12/15/98                                                                           5,255,000          4,414,200
9.75%, 12/10/01                                                                                     2,000,000          1,545,000
- ------------------------------------------------------------------------------------------------------------------------------------
GPA Holland BV:
8.50% Medium-Term Nts., 2/10/97(5)                                                                 10,500,000          9,318,750
8.625% Medium-Term Nts., Series C, 1/15/99(5)                                                       4,750,000          3,752,500
8.94% Medium-Term Nts., Series C, 2/16/99                                                           2,000,000          1,595,000
9.50% Medium-Term Nts., Series A, 12/15/01(5)                                                       1,500,000          1,155,000
- ------------------------------------------------------------------------------------------------------------------------------------
GPA Investment BV, 6.40% Nts., 11/19/98                                                             2,000,000          1,505,000
- ------------------------------------------------------------------------------------------------------------------------------------
GPA Netherlands BV, 8.50% Medium-Term Nts., 3/3/97(5)                                               6,500,000          5,752,500
- ------------------------------------------------------------------------------------------------------------------------------------
Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                                               1,800,000          1,845,000
- ------------------------------------------------------------------------------------------------------------------------------------
Sequa Corp., 8.75% Sr. Nts., 12/15/01                                                               9,000,000          8,325,000
- ------------------------------------------------------------------------------------------------------------------------------------
Talley Industries, Inc., 0%/12.25% Sr. Disc. Debs., 10/15/05                                       17,296,000          9,080,400
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      48,288,350
- ------------------------------------------------------------------------------------------------------------------------------------
Cable Television--2.7%
Adelphia Communications Corp.:
10.25% Sr. Nts., Series B, 7/15/00                                                                  2,000,000          1,840,000
12.50% Sr. Nts., 5/15/02                                                                            6,740,000          6,740,000
- ------------------------------------------------------------------------------------------------------------------------------------
American Telecasting, Inc., 12.50%, Sr. Disc. Nts., 6/15/04                                        17,600,000          8,624,000
- ------------------------------------------------------------------------------------------------------------------------------------
Bell Media Cable, 11.95%, 7/15/04                                                                   6,125,000          3,498,906
- ------------------------------------------------------------------------------------------------------------------------------------
Cablevision Systems Corp.:
14% Sr. Sub. Reset Debs., 11/15/03(4)                                                               7,900,000          7,998,750
10.75% Sr. Sub. Debs., 4/1/04                                                                       2,525,000          2,575,500
9.875% Sr. Sub. Debs., 2/15/13                                                                      5,550,000          5,175,375
9.875% Sr. Sub. Debs., 2/15/13                                                                      2,000,000          1,840,000
- ------------------------------------------------------------------------------------------------------------------------------------
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(3)(5)                                               12,600,000          7,985,224
- ------------------------------------------------------------------------------------------------------------------------------------
Comcast Cellular Corp., 0% Nts., Series B, 3/5/00                                                   6,600,000          4,092,000


13  Oppenheimer Strategic Income Fund



- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Investments  (Continued)

                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Cable Television
(continued)
Continental Broadcasting Ltd./Continental Broadcasting Capital Corp.,
10.625% Sr. Sub. Nts., 7/1/03                                                                      $7,150,000         $7,230,438
- ------------------------------------------------------------------------------------------------------------------------------------
Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13                                              8,200,000          7,462,000
- ------------------------------------------------------------------------------------------------------------------------------------
Echostar Communications Corp., Units                                                               23,250,000         11,160,000
- ------------------------------------------------------------------------------------------------------------------------------------
Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B, 11/1/03(4)                     17,500,000         15,837,500
- ------------------------------------------------------------------------------------------------------------------------------------
International CableTel, Inc., 0%/10.875% Sr. Def. Cpn. Nts., 10/15/03(3)                            3,600,000          2,016,000
- ------------------------------------------------------------------------------------------------------------------------------------
Marcus Cable, 0%/13.5% Gtd. Sr. Sub. Disc. Nts., 8/1/04(3)                                         13,200,000          7,227,000
- ------------------------------------------------------------------------------------------------------------------------------------
New World Communications Holding Corp., 0%, 6/15/99(5)                                             17,000,000          9,201,250
- ------------------------------------------------------------------------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                                           2,000,000          2,010,000
- ------------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc.:
7.45% Nts., 2/1/98                                                                                    800,000            787,000
7.95% Nts., 2/1/00                                                                                  3,020,000          2,955,825
- ------------------------------------------------------------------------------------------------------------------------------------
Time Warner, Inc./Time Warner Entertainment LP, 10.15% Sr. Nts., 5/1/12                             1,000,000          1,053,737
- ------------------------------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                                       8,000,000          8,690,000
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     126,000,505
- ------------------------------------------------------------------------------------------------------------------------------------
Communications--2.4%
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(3)                                           26,626,000         17,573,160
- ------------------------------------------------------------------------------------------------------------------------------------
Centennial Cellular Corp., 8.875% Sr. Nts., 11/1/01                                                15,250,000         13,801,250
- ------------------------------------------------------------------------------------------------------------------------------------
Horizon Cellular Telephone LP/Horizon Finance Corp.,
0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(3)                                                         21,402,000         15,409,440
- ------------------------------------------------------------------------------------------------------------------------------------
MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(3)                                     12,400,000          7,347,000
- ------------------------------------------------------------------------------------------------------------------------------------
New City Communications, Inc., 11.375%, Sr. Sub. Nts., 11/1/03                                     17,975,000         18,199,688
- ------------------------------------------------------------------------------------------------------------------------------------
Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04(3)                                    4,675,000          2,314,125
- ------------------------------------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp.:
9.75% Sr. Sec. Nts., 8/1/00                                                                         3,600,000          3,591,000
0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(3)                                                          33,700,000         22,663,250
- ------------------------------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 10.875% Sr. Debs., 4/15/04                                             2,200,000          2,249,500
- ------------------------------------------------------------------------------------------------------------------------------------
USA Mobile Communication, Inc. II, 9.50% Sr. Nts., 2/1/04                                           9,350,000          8,415,000
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     111,563,413
- ------------------------------------------------------------------------------------------------------------------------------------
Technology--1.4%
Bell & Howell Holdings Co.:
10.75% Sr. Sub. Nts., Series B, 10/1/02                                                             2,000,000          1,950,000
0%/10.75% Sr. Disc. Debs., Series B, 3/1/05(3)                                                     28,450,000         14,936,250
- ------------------------------------------------------------------------------------------------------------------------------------
Berg Electronics Holdings Corp., 11.375% Sr. Sub. Debs., 5/1/03                                     2,100,000          2,147,250
- ------------------------------------------------------------------------------------------------------------------------------------
Computervision Corp., 10.875% Sr. Nts., 8/15/97                                                     4,650,000          4,336,125
- ------------------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp., 11% Sr. Nts, 8/15/00                                                           9,500,000          9,951,250
- ------------------------------------------------------------------------------------------------------------------------------------
Imax Corp., 7% Sr. Nts., 3/1/01(8)                                                                 13,200,000         11,550,000
- ------------------------------------------------------------------------------------------------------------------------------------
International Semi-Tech Microelectronics, Inc.,
0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(3)                                                          24,000,000         11,340,000
- ------------------------------------------------------------------------------------------------------------------------------------
Unisys Corp.:
9.75% Sr. Nts., 9/15/96                                                                             2,000,000          2,026,100
13.50% Credit Sensitive Nts., 7/1/97                                                                4,200,000          4,567,517
8.875% Nts., 7/15/97                                                                                1,000,000            977,135
9.75% Sr. Nts., 9/15/16                                                                             3,900,000          3,460,263
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      67,241,890


14  Oppenheimer Strategic Income Fund

                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Utilities--2.0%
Beaver Valley Funding Corp., 9% Debs., 6/1/17                                                     $20,400,000        $15,520,666
- ------------------------------------------------------------------------------------------------------------------------------------
California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(3)                                        17,575,000         12,610,063
- ------------------------------------------------------------------------------------------------------------------------------------
Coastal Corp., 11.75% Sr. Debs., 6/15/06                                                            2,500,000          2,743,750
- ------------------------------------------------------------------------------------------------------------------------------------
Del Norte Funding Corp.:
9.95% Debs., 1/2/98(2)                                                                              5,000,000          2,601,765
11.25% Debs., 1/2/14(2)                                                                             3,350,000          1,744,459
- ------------------------------------------------------------------------------------------------------------------------------------
El Paso Electric Co.:
9.20% Debs., 7/2/97(2)                                                                              1,500,000            810,487
10.375% Lease Obligation Debs., 1/15/94(2)                                                         12,750,000          6,895,735
- ------------------------------------------------------------------------------------------------------------------------------------
El Paso Funding Corp.:
9.375% Debs., 1/1/96(2)                                                                             6,000,000          3,241,415
10.75% Debs., 4/1/13(2)                                                                            11,900,000          6,485,500
- ------------------------------------------------------------------------------------------------------------------------------------
First PV Funding Corp., Lease Obligation Bonds:
10.30%, Series 1986A, 1/15/14                                                                      16,450,000         15,296,409
10.15%, Series 1986B, 1/15/16                                                                      20,100,000         18,484,870
- ------------------------------------------------------------------------------------------------------------------------------------
Southwest Gas Corp., 9.75% Debs., Series F, 6/15/02                                                   125,000            131,362
- ------------------------------------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., Series A, 12/28/08(5)                                       9,500,000          8,763,750
- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      95,330,231
- ------------------------------------------------------------------------------------------------------------------------------------
Total Corporate Bonds and Notes (Cost $1,779,466,288)                                                              1,682,537,856
                                                                                                     Shares
- ------------------------------------------------------------------------------------------------------------------------------------
Common Stocks--0.2%
- ------------------------------------------------------------------------------------------------------------------------------------
Berg Electronics Holdings Corp.(2)(5)                                                                 159,220            716,490
- ------------------------------------------------------------------------------------------------------------------------------------
Capital Gaming, Inc.(6)                                                                                82,676            547,729
- ------------------------------------------------------------------------------------------------------------------------------------
Celcaribe SA(5)                                                                                     2,048,760          2,504,275
- ------------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(5)                                                                                       525            525,000
- ------------------------------------------------------------------------------------------------------------------------------------
Ladish, Inc.                                                                                          806,000            806,000
- ------------------------------------------------------------------------------------------------------------------------------------
New World Communications Group, Inc., Cl. A                                                            44,672            636,576
- ------------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc.                                                                           232,222          2,264,165
- ------------------------------------------------------------------------------------------------------------------------------------
Trizec, Ltd.                                                                                           52,913(1)         414,201
- ------------------------------------------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $7,871,447)                                                                                  8,414,436
- ------------------------------------------------------------------------------------------------------------------------------------
Preferred Stocks--0.6%
- ------------------------------------------------------------------------------------------------------------------------------------
Berg Electronic Holdings, Series E(6)                                                                  81,248          2,193,696
- ------------------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp., $7.00 Cv., Series A(5)                                                            23,500          3,724,750
- ------------------------------------------------------------------------------------------------------------------------------------
First Madison Bank, FSB, 11.50%                                                                        95,000          9,975,000
- ------------------------------------------------------------------------------------------------------------------------------------
K-III Communications Corp.:
Sr. Exch., Series A                                                                                    80,000          2,060,000
$11.625 Exch., Series B(6)(13)                                                                         53,248          5,218,378
- ------------------------------------------------------------------------------------------------------------------------------------
Prime Retail, Inc., $19.00 Cv., Series B                                                               50,000          1,206,250
- ------------------------------------------------------------------------------------------------------------------------------------
Unisys Corp., $3.75 Cv., Series A                                                                     118,800          4,336,200
- ------------------------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (Cost $27,762,014)                                                                             28,714,274
                                                                                                      Units
- ------------------------------------------------------------------------------------------------------------------------------------
Rights, Warrants and Certificates--0.0%
- ------------------------------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc.:
Excess Cash Flow Payment Ctfs.                                                                         37,200                372
Litigation Trust Units                                                                                118,975              1,190


15  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Investments  (Continued)

                                                                                                                     Market Value
                                                                                                     Units            See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Rights, Warrants and
Certificates (continued)
Becker Gaming, Inc. Wts., Exp. 11/00(5)                                                               262,500           $525,000
- ------------------------------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Wts., Exp. 2/99                                                     69,024            224,328
- ------------------------------------------------------------------------------------------------------------------------------------
Casino America, Inc. Wts., Exp. 11/96                                                                   9,789             14,684
- ------------------------------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc. Wts., Exp. 10/03                                                      7,000             70,000
- ------------------------------------------------------------------------------------------------------------------------------------
General Media, Inc. Wts., Exp. 12/00(5)                                                                 4,000             40,000
- ------------------------------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp. Wts., Exp. 4/98                                                                 13,333          1,439,999
- ------------------------------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 11/03                                                                 182,000            584,220
- ------------------------------------------------------------------------------------------------------------------------------------
Santa Fe Hotel, Inc., Wts., Exp. 12/96                                                                    100             55,500
- ------------------------------------------------------------------------------------------------------------------------------------
Terex Corp. Rts., Exp. 7/96(5)                                                                         13,935             20,903
- ------------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc. Wts., Exp. 1/98(5)                                                         55,000                  0
- ------------------------------------------------------------------------------------------------------------------------------------
Total Rights, Warrants, and Certificates (Cost $1,705,251)                                                             2,976,196

                                                                                                      Face
                                                                            Date/Price               Amount
- ------------------------------------------------------------------------------------------------------------------------------------
Put Options Purchased--0.0%
- ------------------------------------------------------------------------------------------------------------------------------------
OTC 96-20+ Put Tsy, 7.50%, 11/24                                          Oct. 12/.009531         $50,000,000            484,375
European OTC Deutsche Mark/U.S. Dollar Put                                 Nov. 2/1.60DEM         338,733,106(1)         698,620
European OTC Deutsche Mark/U.S. Dollar Put                                 Nov. 8/1.60DEM         169,366,553(1)         382,058
European OTC Deutsche Mark/U.S. Dollar Put                                 Nov. 4/1.60DEM         169,366,553(1)         444,933
- ------------------------------------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Cost $7,858,128)                                                                          2,009,986
- ------------------------------------------------------------------------------------------------------------------------------------
Structured Instruments--5.6%
- ------------------------------------------------------------------------------------------------------------------------------------
Argentina Local Market Securities Trust:
Series I, 14.75%, 9/1/02(5)                                                                         3,750,000          3,750,000
Series II, 11.30%, 4/1/00(5)                                                                       23,400,000         23,576,670
- ------------------------------------------------------------------------------------------------------------------------------------
Bancario San Paolo, 14.28% CD, 10/18/94                                                         6,500,000,000(1)       2,419,583
- ------------------------------------------------------------------------------------------------------------------------------------
Bayerishe Landesbank, N.Y. Branch:
Italian Lira Linked Confidence Nt., Girozentrale Branch,
10%, 8/7/95(5)                                                                                     12,500,000         11,818,750
Italian Lira/Deutsche Mark Linked Confidence Nt., Girozentrale Branch,
10%, 8/7/95                                                                                        24,580,000         24,029,408
Mexican Peso Linked Confidence Nt., Girozentrale Branch,
35.50%, 12/30/94(5)                                                                                19,980,000         19,630,350
- ------------------------------------------------------------------------------------------------------------------------------------
Citibank, 10.50%-17% CD, 8/18/94--8/28/95                                                      31,736,857,279(1)      84,366,061
- ------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs International Limited, 5.10%, 2/28/95                                                 9,690,000          9,424,494
- ------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., Standard & Poor's 500 Indexed-Linked Nts.:
4.85%, 11/16/94(5)                                                                                  3,250,000          4,195,100
4.85%, 11/25/94(5)                                                                                    300,000            410,490
4.85%, 11/25/94(5)                                                                                  2,212,500          3,165,645
5.038%, 12/22/94(5)                                                                                 2,000,000          2,665,400
- ------------------------------------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York
(Singapore Branch) CD, 12.15%, 2/3/95                                                          14,898,412,500(1)       6,846,539
- ------------------------------------------------------------------------------------------------------------------------------------
Rabobank Certificate of Deposit:
Japanese Yen Maximum Rate Nts., 10%, 6/2/95(5)                                                     12,500,000         11,620,000
British Pound Sterling Maximum Rate Nts., 10%, 6/2/95(5)                                           25,000,000         22,797,500
Structured Product Asset Return Certificates, 9.40%,
Series 94-2, 9/1/97(5)                                                                             10,000,000          9,969,000


16  Oppenheimer Strategic Income Fund

- ------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Face           Market Value
                                                                                                     Amount           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Structured Instruments
(continued)
Swiss Bank Corporation Investment Banking, Inc.,
10% CD Sterling Rate Linked Nts., 7/3/95                                                          $23,530,000        $23,209,992
- ------------------------------------------------------------------------------------------------------------------------------------
Total Structured Instruments (Cost $270,746,085)                                                                     263,894,982
- ------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $4,938,344,549)                                                       98.7%      4,669,617,762
- ------------------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                          1.3          59,576,648
                                                                                                     -------      --------------
- ------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                            100.00%     $4,729,194,410
                                                                                                     -------      --------------
                                                                                                     -------      --------------
- ------------------------------------------------------------------------------------------------------------------------------------

1.  Face amount is reported in foreign currency.
2.  Non-income producing security.
3. Represents a zero coupon bond that converts to a fixed rate of interest at a designated date in the future.
4.  Represents the current interest rate for a variable rate security.
5.  Restricted security-see Note 6 of Notes to Financial Statements.
6.  Interest or dividend is paid in kind.
7.  Partial interest payment was received.
8.  Represents the current interest rate for an increasing rate security.
9. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.
10. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage backed securities (for example, GNMA pass-throughs).
11. Securities with an aggregate market value of $936,675 are held in escrow to cover initial margin requirements on open interest rate futures sales contracts, as follows:

    Type of Contract               Number of Contracts         Face Amount
    ----------------------------------------------------------------------------
    U.S. Treasury Nts., 12/94            245                   $24,921,094
    U.S. Treasury Bonds, 12/94            89                     8,808,219


    The market value of the open contracts was $33,665,282 at September 30, 1994, with a net unrealized gain of $64,031.
12. Securities with an aggregate market value of $22,128,750 are held in escrow to cover outstanding call options, as follows:

                                               Shares       Expiration  Exercise    Premium   Market Value
                                           Subject to Call     Date      Price      Received   See Note 1
    ------------------------------------------------------------------------------------------------------
    OTC 96-20 Put Tsy 7.50 11/24                 300,000     10/12/94   1.000156    $609,375     $937,500
    European OTC Deutsche Mark/U.S. Dollar    73,914,099     11/04/94   1.50 DEM     355,784      218,277
    European OTC Deutsche Mark/U.S. Dollar    33,207,784     11/04/94   1.60 DEM     872,628    1,096,836
    European OTC Deutsche Mark/U.S. Dollar   147,828,199     11/02/94   1.50 DEM     686,696      389,856
    European OTC Deutsche Mark/U.S. Dollar    66,415,567     11/02/94   1.60 DEM   1,732,112    2,213,366
    European OTC Deutsche Mark/U.S. Dollar    73,914,100     11/08/94   1.54 DEM     881,869      908,660
    European OTC Deutsche Mark/U.S. Dollar    33,207,784     11/08/94   1.60 DEM     903,055    1,136,225
    Argentina (Republic of) OTC U.S. Dollar       25,000     11/16/94   .7533        500,000      540,000
                                                                                                ---------
    ------------------------------------------------------------------------------------------------------
                                                                               $6,541,519   $7,440,720
13. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the
    Investment Company Act of 1940, at or during the year ended September 30,
    1994. The aggregate fair value of all securities of affiliated companies as of September 30, 1994 amounted to $5,218,378. Transactions during the period in which the issuer was an affiliate are as follows:

                            Balance                                                                 Balance
                            September 30, 1993               Gross Additions      Gross Reductions  September 30, 1994
                            ------------------------------   ----------------     ----------------  ------------------------------
                                                                                                                          Dividend
                                       Shares      Cost      Shares      Cost     Shares    Cost    Shares      Cost       Income
                            --------   ------   ----------   ------   ----------  ------  -------   ------   ----------   --------
K-III Communications Corp.,  $11.625   21,103   $2,095,713   32,281   $3,301,943    136   $13,677   53,248   $5,383,979
 $564,467

See accompanying Notes to Financial Statements.


17  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities  September 30, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $4,938,344,549)--see accompanying statement                                             $4,669,617,762
- ------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                     4,400,431
- ------------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on futures contracts--Note 7                                                                        64,031
- ------------------------------------------------------------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                                                                 109,861,572
Investments sold                                                                                                        84,944,908
Shares of beneficial interest sold                                                                                      16,958,955
- ------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                      141,704
- ------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                                         4,885,989,363
- ------------------------------------------------------------------------------------------------------------------------------------
Liabilities     Options written, at value (premiums received $6,541,519)--see accompanying statement--Note 4             7,440,720
- ------------------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                                  114,847,063
Shares of beneficial interest redeemed                                                                                  19,984,405
Distribution and service plan fees--Note 5                                                                               2,939,585
Dividends and distributions                                                                                             10,331,176
- ------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                    1,252,004
- ------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                                                      156,794,953
- ------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                          $4,729,194,410
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
Composition of
Net Assets
Paid-in capital                                                                                                     $5,035,306,478
- ------------------------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                                   (2,882,064)
- ------------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss from investment, written option and foreign
currency transactions                                                                                                  (34,233,637)
- ------------------------------------------------------------------------------------------------------------------------------------
Net unrealized depreciation on investments, options written and translation of assets
and liabilities denominated in foreign currencies                                                                     (268,996,367)
- ------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                                          $4,729,194,410
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value
Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $3,143,103,010
and 661,897,244 shares of beneficial interest outstanding)                                                                   $4.75
Maximum offering price per share
(net asset value plus sales charge of 4.75% of offering price)                                                               $4.99
- ------------------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on net assets
of $1,586,091,400 and 333,489,354 shares of beneficial interest outstanding)                                                 $4.76
See accompanying Notes to Financial Statements.


18  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statement of Operations  For the Year Ended September 30, 1994


- ------------------------------------------------------------------------------------------------------------------------------------
Investment Income
Interest:
Unaffiliated companies (net of withholding taxes of $1,101,145)                                                       $413,257,729
- ------------------------------------------------------------------------------------------------------------------------------------
Dividends:
Unaffiliated companies                                                                                                   3,242,246
Affiliated companies                                                                                                       564,467
- ------------------------------------------------------------------------------------------------------------------------------------
Total income                                                                                                          $417,064,442
- ------------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees--Note 5                                                                                                 23,416,082
- ------------------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A--Note 5                                                                                                          7,673,295
Class B--Note 5                                                                                                         12,329,469
- ------------------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 5                                                                    4,218,280
- ------------------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                      1,313,497
- ------------------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                                846,200
- ------------------------------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                                    156,391
Class B                                                                                                                    324,858
- ------------------------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                                    106,799
- ------------------------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                                 54,980
- ------------------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                       78,098
- ------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                                                                          50,517,949
- ------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                  366,546,493
- ------------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) on Investments,
Options Written and
Foreign Currency
Transactions
Net realized gain (loss) from:
Investments and options written (including premiums on options exercised)                                               (4,635,548)
Closing and expiration of option contracts written--Note 4                                                               9,145,220
Foreign currency transactions                                                                                          (21,719,790)
- ------------------------------------------------------------------------------------------------------------------------------------
Net realized loss                                                                                                      (17,210,118)
- ------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments and options written                                                                                       (371,603,790)
Translation of assets and liabilities denominated in foreign currencies                                                 54,421,484
- ------------------------------------------------------------------------------------------------------------------------------------
Net change                                                                                                            (317,182,306)
- ------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized loss on investments, options written and foreign
currency transactions                                                                                                 (334,392,424)
- ------------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                                                                   $32,154,069
- ------------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.


19  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                                      Year Ended September 30,
                                                                                                      1994                1993
- ------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                             $366,546,493        $225,207,116
- ------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments, options written and foreign
currency transactions                                                                              (17,210,118)         63,690,435
- ------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments, options written and translation of assets and liabilities denominated
in foreign currencies                                                                             (317,182,306)         32,124,174
                                                                                                   -----------         -----------
Net increase in net assets resulting from operations                                                32,154,069         321,021,725
- ------------------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions to
Shareholders
Dividends from net investment income:
Class A ($.4329 and $.4960 per share, respectively)                                               (236,741,649)       (210,522,530)
Class B ($.3938 and $.3637 per share, respectively)                                               (119,419,105)        (18,595,592)
- ------------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments, options written and foreign currency transactions:
Class A ($.0124 per share)                                                                                  --          (7,998,180)
Class B ($.0124 per share)                                                                                  --             (36,330)
- ------------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of gains on investments, options written and foreign currency transactions:
Class A ($.1179 per share)                                                                         (57,628,697)                 --
Class B ($.1179 per share)                                                                         (29,069,526)                 --
- ------------------------------------------------------------------------------------------------------------------------------------
Tax return of capital:
Class A ($.0135 per share)                                                                          (8,947,314)                 --
Class B ($.0135 per share)                                                                          (4,513,275)                 --
- ------------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest
Transactions
Net increase in net assets resulting from Class A beneficial interest
transactions--Note 2                                                                               685,155,178         945,622,259
- ------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from Class B beneficial interest
transactions--Note 2                                                                             1,019,463,146         683,558,019
- ------------------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase                                                                                   1,280,452,827       1,713,049,371
- ------------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                                3,448,741,583       1,735,692,212
                                                                                                --------------      --------------
End of year [including undistributed (overdistributed) net
investment income of ($2,882,064) and $2,865,362, respectively]                                 $4,729,194,410      $3,448,741,583
                                                                                                --------------      --------------
                                                                                                --------------      --------------

See accompanying Notes to Financial Statements.


20  Oppenheimer Strategic Income Fund


- ------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights


                                                                              Class A                                Class B
                                                                              -------                                -------
                                                                             Year Ended                             Year Ended
                                                                            September 30,                          September 30,
                                                          1994       1993       1992       1991     1990(2)      1994      1993(1)
- ----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                     $5.21      $5.07      $5.01      $4.87      $5.00      $5.22       $4.89
- ----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                      .45        .48        .46        .56        .59        .42         .36
Net realized and unrealized gain (loss)
on investments, options written
and foreign currency transactions                         (.35)       .17        .14        .21       (.10)      (.36)        .34
                                                        ------     ------     ------     ------     ------     ------      ------
Total income from investment
operations                                                 .10        .65        .60        .77        .49        .06         .70
- ----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment income                      (.43)      (.50)      (.46)      (.57)      (.57)      (.39)       (.36)
Distributions from net realized gain
on investments, options written
and foreign currency transactions                            --      (.01)      (.08)      (.06)      (.05)        --        (.01)
Distributions in excess of net
realized gain on investments,
options written and foreign
currency transactions                                     (.12)        --         --         --         --       (.12)         --
Tax return of capital                                     (.01)        --         --         --         --       (.01)         --
                                                        ------     ------     ------     ------     ------     ------      ------
Total dividends and distributions
to shareholders                                           (.56)      (.51)      (.54)      (.63)      (.62)      (.52)       (.37)
- ----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $4.75      $5.21      $5.07      $5.01      $4.87      $4.76       $5.22
                                                        ------     ------     ------     ------     ------     ------      ------
                                                        ------     ------     ------     ------     ------     ------      ------
- ----------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(3)                       1.85%     13.30%     12.56%     16.97%     10.20%      1.07%
13.58%
- ----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
Net assets, end of period
(in millions)                                           $3,143     $2,754     $1,736       $560       $177     $1,586        $695
- ----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                        $3,082     $2,107     $1,084       $311        $93     $1,236        $276
- ----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                        661,897    528,587    342,034    111,739     36,418    333,489     133,235
- ----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                     8.72%      9.78%   9.39%     11.82%  12.79%(4)      7.90%    8.13%(4)
Expenses                                                   .95%      1.09%   1.16%(5)   1.27%(5)   1.36%(4)      1.71%    1.80%(4)
- ----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                               119.0%     148.6%     208.2%     194.7%     424.6%     119.0%      148.6%

1. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
2. For the period from October 16, 1989 (commencement of operations) to September 30, 1990.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
4. Annualized.
5. Includes $.0002 and $.0020 per share of federal excise tax expense for 1992 and 1991, respectively. The expense ratio, exclusive of federal excise tax expense, was 1.16% and 1.23%, respectively.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $6,168,422,547 and $4,642,399,344, respectively.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. Significant Accounting Policies

Oppenheimer Strategic Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager).

The fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees.

Long-term debt securities which cannot be valued by the approved portfolio pricing service are valued by averaging the mean between the bid and asked prices obtained from two active market makers in such securities. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Securities for which market quotes are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. An option is valued based upon the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used. Forward foreign currency contracts are valued at the forward rate on a daily basis.

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1994, securities with an aggregate market value of $46,417,790, representing .95% of the Fund's total assets, were in default.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

   The Fund generally enters into forward foreign currency exchange contracts as a hedge, upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions. A forward exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Risks may arise from the potential inability of the counterparty to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


1. Significant Accounting Policies (continued)

     Options Written. The Fund may write covered call and put options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or purchasing a security at a price different from the current market value. All securities covering call options written are held in escrow by the custodian bank and the Fund maintains liquid assets sufficient to cover written put options in the event of exercise by the holder.

Allocation of Income, Expenses and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Income Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required.

Organization Costs. The Manager advanced $13,675 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly.

Distributions from net realized gains on investments, if any, will be declared at least once each year.

Change in Accounting for Distributions to Shareholders. Effective October 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, subsequent to September 30, 1993, amounts have been reclassified to reflect an increase in paid-in capital of $223,939, an increase in undistributed net investment loss of $9,032,371, and a decrease in undistributed capital loss on investments of $8,808,432. During the year ended September 30, 1994, in accordance with Statement of Position 93-2, paid-in capital was decreased by $13,460,589, undistributed net investment loss was decreased by $6,359,795 and undistributed capital loss was decreased by $7,100,794.

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

23  Oppenheimer Strategic Income Fund

2. Shares of Beneficial Interest

     The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                     Year Ended September 30, 1994           Period Ended September 30, 1993(1)
                                                     -----------------------------            ----------------------------------
                                                  Shares                       Amount        Shares                       Amount
- --------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                               236,638,548         $1,198,107,502        249,430,763          $1,264,793,607
Dividends and distributions reinvested              46,661,271            234,357,544         29,150,165             147,612,098
Redeemed                                          (149,989,676)          (747,309,868)       (92,028,210)           (466,783,446)
                                                  ------------         --------------        -----------          --------------
Net increase                                       133,310,143           $685,155,178        186,552,718            $945,622,259
                                                  ------------         --------------        -----------          --------------
                                                  ------------         --------------        -----------          --------------
- --------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                               211,514,941         $1,074,296,304        133,631,433            $685,673,857
Dividends and distributions reinvested              13,715,575             68,501,659          1,974,080              10,213,941
Redeemed                                           (24,975,699)          (123,334,817)        (2,370,976)            (12,329,779)
                                                  ------------         --------------        -----------          --------------
Net increase                                       200,254,817         $1,019,463,146        133,234,537            $683,558,019
                                                  ------------         --------------        -----------          --------------
                                                  ------------         --------------        -----------          --------------

1. For the year ended September 30, 1993 for Class A shares and for the period from November 30, 1992 (inception of offering) to September 30, 1993 for
   Class B shares.
- -------------------------------------------------------------------------------

3. Unrealized Gains And Losses on Investments and Options Written

     At September 30, 1994, net unrealized depreciation on investments and options written of $269,561,957 was composed of gross appreciation of $34,252,245, and gross depreciation of $303,814,202.
- -------------------------------------------------------------------------------
4. Option Activity

     Option activity for the year ended September 30, 1994 was as follows:

                                                                       Call Options                  Put Options
                                                                       ------------                  -----------
                                                                Number            Amount         Number         Amount
                                                              of Options       of Premiums     of Options    of Premiums
- --------------------------------------------------------------------------------------------------------------------------
Options outstanding at September 30, 1993                         30,000        $3,914,062             --            $--
- --------------------------------------------------------------------------------------------------------------------------
Options written                                              428,562,283        14,188,394        525,152      1,670,220
- --------------------------------------------------------------------------------------------------------------------------
Options cancelled in closing purchase transactions               (10,000)       (1,734,375)            --             --
- --------------------------------------------------------------------------------------------------------------------------
Options expired prior to exercise                                (39,750)       (6,350,000)      (225,152)    (1,060,845)
- --------------------------------------------------------------------------------------------------------------------------
Options exercised                                                (30,000)       (4,085,937)            --             --
                                                             -----------        ----------        -------       --------
Options outstanding at September 30, 1994                    428,512,533        $5,932,144        300,000       $609,375
                                                             -----------        ----------        -------       --------
                                                             -----------        ----------        -------       --------
- --------------------------------------------------------------------------------------------------------------------------

5. Management Fees And Other Transactions With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .75% on the first $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and
 .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

     For the year ended September 30, 1994, commissions (sales charges paid by investors) on sales of Class A shares totaled $31,059,937, of which $8,686,206 was retained by Oppenheimer Funds Distributor, Inc.
(OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the year ended September 30, 1994, OFDI received contingent deferred sales charges of $2,731,436 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocatedratably to these companies.


5. Management Fees And Other Transactions With Affiliates (continued)

Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the year ended September 30, 1994, OFDI paid $468,405 and $17,712, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained $11,816,316 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

6. Restricted Securities

The Fund owns securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the Act). The securities are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $370,578,238, or 7.8% of the Fund's net assets, at September 30, 1994. Illiquid and/or restricted securities, including those restricted securities that are transferable under Rule 144A of the Act are listed below.

                                                                                                                     Valuation
                                                                                                                   Per Unit as of
Security                                                                    Acquisition Date     Cost Per Unit   September 30, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
Acadia Partners LP, 13% Sub. Nts., 10/1/97(1)                                    3/12/93             $100.00          $103.00
- ------------------------------------------------------------------------------------------------------------------------------------
Aftermarket Technology Corp., 12% Sr. Sub. Nts., 8/1/04(1)                       7/21/94             $100.00          $101.50
- ------------------------------------------------------------------------------------------------------------------------------------
Argentina Local Market Securities Trust:
Series I, 14.75%, 9/1/02(1)                                                      9/19/94             $100.00          $100.76
Series II, 11.30%, 4/1/00(1)                                                     8/24/94             $100.00          $100.76
- ------------------------------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(1)          11/18/93--12/9/93        $100.00           $87.50
- ------------------------------------------------------------------------------------------------------------------------------------
Banco Ganadero SA, 9.75%, 8/26/99(1)                                             8/10/94              $99.58          $100.75
- ------------------------------------------------------------------------------------------------------------------------------------
Bariven SA, Sr. Nts., Gtd. by Petroleos de Venezuela, 9%, 2/25/97(1)             7/20/94              $85.38           $93.00
- ------------------------------------------------------------------------------------------------------------------------------------
Bayerische Landesbank N.Y. Branch:
Italian Lira Linked Confidence Nt.,
Girozentrale Branch, 10%, 8/7/95(1)                                              5/20/94             $100.00           $94.55
Mexican Peso Linked Confidence Nt.,
Girozentrale Branch, 35.50%, 12/30/94                                            9/23/94             $100.00           $98.25
- ------------------------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                        11/18/93--12/9/93          $2.10            $2.00
- ------------------------------------------------------------------------------------------------------------------------------------
Berg Electronics Holdings Corp.(1)                                          4/28/93--8/11/93           $1.27            $4.50
- ------------------------------------------------------------------------------------------------------------------------------------
Brazil (Federal Republic of):
Nts., Banco Estado Minas Gerais:
7.875%, 2/10/99(1)                                                          8/16/94--8/17/94          $79.66           $82.25
8.25%, 2/10/00(1)                                                                8/15/94              $76.25           $81.50
- ------------------------------------------------------------------------------------------------------------------------------------
Capital Queen & Casino, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00       11/18/93--12/17/93         $87.70           $77.50
- ------------------------------------------------------------------------------------------------------------------------------------
Celcaribe SA(1)                                                                  5/17/94               $1.19            $1.22
- ------------------------------------------------------------------------------------------------------------------------------------
Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(1)                                5/17/94              $60.78           $63.37
- ------------------------------------------------------------------------------------------------------------------------------------
Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04(1)                          4/22/94             $100.00          $103.50
- ------------------------------------------------------------------------------------------------------------------------------------
Chase Mortgage Finance Corp.:
Nts., 6.75%, 2/25/25(1)                                                          3/21/94              $78.55           $68.38
Nts., 6.75%, 4/25/24(1)                                                          3/21/94              $78.41           $68.22
Sub. Mtg. Pass-Through Certificates, Series 1994-1:
0%, Cl. B-8, 3/25/25(1)                                                          3/22/94              $81.12           $75.06
0%, Cl. B-9, 3/25/25(1)                                                          3/22/94              $80.89           $71.72
0%, Cl. B-10, 3/25/25(1)                                                         3/22/94              $80.41           $71.38




                                                                                                                     Valuation
                                                                                                                   Per Unit as of
Security                                                                    Acquisition Date     Cost Per Unit   September 30, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
CMC Security Corp. III, 0% Collateralized Mtg. Oblig.,
Series 1994-E, Cl. E-B3, 3/25/24(1)                                              3/21/94              $75.88           $68.38
- ------------------------------------------------------------------------------------------------------------------------------------
CSFOB 11%, Cl. E, 2/15/14                                                        5/16/94              $98.85           $97.51
- ------------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of):
1989-1990 Integrated Loan Facility Bonds:
4.188%, 7/1/01                                                              6/17/93--11/12/93         $91.78           $96.00
4.44%, 10/26/03                                                            10/25/93--12/17/93         $89.77           $93.50
- ------------------------------------------------------------------------------------------------------------------------------------
Empresa Columbiana de Petroleos, Nts., 7.25%, 7/8/98(1)                          4/25/94              $93.25           $95.38
- ------------------------------------------------------------------------------------------------------------------------------------
Dell Computer Corp. $7.00 Cv., Series A(1)                                   1/27/94--2/2/94         $103.57          $158.50
- ------------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.                                                                 4/14/92           $1,000.00        $1,000.00
- ------------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                                         4/14/92             $100.00          $110.00
- ------------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, 1994-Cl Class 2-D, 8.70%, 9/25/25                                    8/10/94              $98.00           $95.95
- ------------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, 1994-Cl Class 2-E, 8.70%, 9/25/25                                    8/10/94              $94.88           $92.48
- ------------------------------------------------------------------------------------------------------------------------------------
Foamex LP/JPS Automotive Corp., Units(1)                                         6/21/94              $51.39           $55.50
- ------------------------------------------------------------------------------------------------------------------------------------
GE Capital Mortgage Services, Inc.:
Series 1994-11 Cl. B3, 6.50%, 5/25/24(1)                                         3/11/94              $76.00           $67.38
Series 1994-10 Cl. B3, 6.50%, 3/25/24(1)                                         3/8/94               $77.45           $69.88
- ------------------------------------------------------------------------------------------------------------------------------------
General Media, Inc. Wts., Exp. 12/00(1)                                         12/15/93                $.01           $10.00
- ------------------------------------------------------------------------------------------------------------------------------------
GPA Holland BV:
8.50% Med.-Term Nts., 2/10/97(1)                                                 6/30/93              $69.50           $88.75
8.625% Med.-Term Nts., Series C, 1/15/99                                         1/10/94              $78.13           $79.00
9.50% Med.-Term Nts., Series A, 12/15/01                                         1/27/94              $79.96           $77.00
- ------------------------------------------------------------------------------------------------------------------------------------
GPA Netherlands BV, 8.50% Med.-Term Nts., 3/3/97(1)                         7/8/93--10/27/93          $76.63           $88.50
- ------------------------------------------------------------------------------------------------------------------------------------
Grupo Mexicano de Desarrollo SA, 8.25% Gtd. Nts., 2/17/01(1)                     2/8/94              $100.00           $82.25
- ------------------------------------------------------------------------------------------------------------------------------------
GSPI Corp., 10.15% First Mtg. Bonds, 6/24/10                                     1/29/93             $102.40          $107.35
- ------------------------------------------------------------------------------------------------------------------------------------
Interco, Inc., 9% Sec. Nts., Series B, 6/1/04(1)                                10/14/92              $91.50           $98.50
- ------------------------------------------------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement Nts.:
Tranche A, 4.25%, 10/15/00                                                       4/15/94              $78.50           $82.00
Tranche B, 4.125%, 11/15/04                                                      9/23/93              $70.00           $68.00
- ------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., Standard & Poor's
500 Indexed-Linked Nts.:
4.85%, 11/16/94                                                                  8/16/94             $139.20          $129.08
4.85%, 11/25/94                                                                  8/24/94             $132.00          $136.83
4.85%, 11/25/94                                                                  8/24/94             $139.00          $143.08
5.038%, 12/22/94                                                                 9/21/94             $146.40          $133.27
- ------------------------------------------------------------------------------------------------------------------------------------
Maritime Group Ltd., Units(1)                                               2/16/94--8/12/94          $99.60           $79.28
- ------------------------------------------------------------------------------------------------------------------------------------
Mary Kay Corp.:
12.75% Gtd. Sr. Nts., Series B, 12/6/00                                         12/11/92             $106.50          $104.50
10.25% Sr. Nts., 12/31/00                                                   6/30/93--10/11/93        $101.03           $98.00
- ------------------------------------------------------------------------------------------------------------------------------------
Morocco (Kingdom of)
Loan Participation Agreement:
Tranche A, 5.938%, 1/1/09                                                   2/23/94--9/15/94          $75.29           $73.00
Tranche B, 4.312%, 1/1/04                                                    5/18/94--6/3/94          $80.02           $77.19
- ------------------------------------------------------------------------------------------------------------------------------------
New World Communications Holdings Corp., 0%, 6/15/99(1)                          6/24/94              $52.32           $54.13
- ------------------------------------------------------------------------------------------------------------------------------------
Polish People's Republic Loan Participation Agreement,
5.0625%, 2/3/24                                                              1/12/94--2/7/94          $63.71           $55.33
- ------------------------------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(1)                                 6/17/94             $100.00          $100.00
- ------------------------------------------------------------------------------------------------------------------------------------
Prudential Agricultural Credit, Inc. Farmer Mac Agricultural
Real Estate Trust Sr. Sub. Mtg. Pass Through Certificates:
9.18%, Series 1992-2, Cl. B2, 1/15/03                                            8/18/92              $70.74           $76.04
9.47%, Series 1992-2, Cl. B3, 4/15/09                                            8/18/92              $74.47           $76.09
                                                                                                                   Per Unit as of
Security                                                                    Acquisition Date     Cost Per Unit   September 30, 1994
- ------------------------------------------------------------------------------------------------------------------------------------
Pulsar Internacional, S.A. de C.V.:
8% Nts., 12/14/94                                                               12/14/93             $100.00          $100.00
9% Nts., 9/19/95                                                                 9/16/94              $99.62          $100.00
- ------------------------------------------------------------------------------------------------------------------------------------
Rabobank Certificate of Deposit:
Japanese Yen Maximum Rate Nts., 10%, 6/2/95                                      5/20/94             $100.00           $92.96
British Pound Sterling Maximum Rate Nts., 10%, 6/2/95                            5/20/94             $100.00           $91.19
- ------------------------------------------------------------------------------------------------------------------------------------
Residential Funding Corp. 7.785% Mtg.
Pass Through Certificates, Series 1993-6, Cl. B5, 6/15/23(1)                     6/10/93              $82.13           $73.91
- ------------------------------------------------------------------------------------------------------------------------------------
SKW Real Estate Limited Partnership, 9.05%,
Secured Note, Cl. E, 4/15/04(1)                                                  4/14/94              $99.96           $95.25
- ------------------------------------------------------------------------------------------------------------------------------------
South Africa (Republic Of) Loan Participation Agreements:
Eskom, 4.907%, 12/23/97                                                         11/18/93              $94.75           $93.50
Eskom, 4.651%, 1/15/98                                                           2/9/94               $95.25           $93.00
Eskom, 4.875%, 4/15/98                                                          11/18/93              $94.75           $90.50
Eskom, 4.75%, 9/15/99                                                           12/17/93              $89.75           $90.50
Eskom, 4.875%, 2/15/00                                                           12/3/93              $90.50           $92.50
- ------------------------------------------------------------------------------------------------------------------------------------
Structured Product Asset Return Certificates,
9.40%, Series 94-2, 9/1/97(1)                                                    9/7/94              $100.00           $99.69
- ------------------------------------------------------------------------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec. Nts., Series A, 12/28/08(1)              12/20/93--12/22/93        $100.43           $92.25
- ------------------------------------------------------------------------------------------------------------------------------------
Terex Corp.:
13% Sr. Nts., 8/1/96(1)                                                      4/5/94--5/13/94          $93.33           $93.00
Rts., Exp. 7/96(1)                                                           4/5/94--6/29/94           $1.53            $1.50
- ------------------------------------------------------------------------------------------------------------------------------------
Treasure Bay Gaming & Resorts, Inc., Units(1)                               11/10/93--9/12/94        $102.96           $30.50
- ------------------------------------------------------------------------------------------------------------------------------------
Treasure Bay Gaming, 12.25% Fst. Mtg. Nts., 11/15/00(1)                     4/21/94--9/12/94          $92.19           $31.50
- ------------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc. Wts., Exp. 1/98                                 1/13/92--1/23/92           $0.00            $0.00
- ------------------------------------------------------------------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(1)             11/8/93--11/18/93        $100.02           $90.25
- ------------------------------------------------------------------------------------------------------------------------------------
United Mexican States:
1990 Combined Multi-Year Restructuring Agreement,
Restructured Sov. Loan, 4.28%, 12/23/06                                          1/11/94              $92.00           $83.25
Bankpesca Restructured Sov. Loan, 6.0625%, 10/26/06                              1/13/94              $91.75           $83.25
Banobras Myra Loan Participation Agreement,
Tranche 2, 6.125%, 11/16/06                                                      1/24/94              $91.75           $83.25
- ------------------------------------------------------------------------------------------------------------------------------------
Myra Old Money Loan Participation Agreements:
5.6875%, 3/20/05                                                                 1/24/94              $91.75           $83.25
6.1725%, 3/20/05                                                                 1/24/94              $91.75           $83.25
- ------------------------------------------------------------------------------------------------------------------------------------
New New Money Loan Participation Agreements:
5.1825%, 3/25/05                                                                 1/24/94              $91.75           $83.25
Tranche A, 6.0625%, 3/25/05                                                      1/24/94              $91.75           $83.25
- ------------------------------------------------------------------------------------------------------------------------------------
Petacalco Topolobampo Trust, Sr. Sec. Unsub. Nts.,
8.125%, 12/15/03(1)                                                         5/18/94--8/22/94          $87.92           $85.88
- ------------------------------------------------------------------------------------------------------------------------------------
Petroleos Mexicanos Gtd. Med.-Term Nts.,
7.60%, 6/15/00(1)                                                            8/3/94--8/5/94           $84.94           $82.88
- ------------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of):
6.75% Debs., 9/20/95(1)                                                      4/6/94--5/19/94          $95.14           $94.88
9.00% Sr. Unsec. Unsub. Nts., 5/27/96(1)                                     5/3/94--7/15/94          $94.58           $93.63
- ------------------------------------------------------------------------------------------------------------------------------------
Bonds, Banco Venezuela TCI:
0% Debs., 12/13/98                                                          7/13/93--7/15/93          $72.64           $64.00
- ------------------------------------------------------------------------------------------------------------------------------------


7. Futures Contracts

At September 30, 1994, the Fund had outstanding futures contracts to sell debt securities as follows:

                                             Expiration       Number of        Valuation as of       Unrealized
                                                Date      Futures Contracts   September 30, 1994    Appreciation
- -----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.                             12/94             245             $24,859,844          $61,250
U.S. Treasury Bonds                            12/94              89               8,805,438            2,781
                                                                 ---             -----------          -------
                                                                 334             $33,665,282          $64,031
                                                                 ---             -----------          -------
                                                                 ---             -----------          -------

1. Transferable under Rule 144A of the Act.

Appendix

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
0Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

* For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048

Transfer Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     Deloitte & Touche LLP
     1560 Broadway
     Denver, Colorado 80202

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202

Oppenheimer Strategic Diversified Income Fund
3410 South Galena Street, Denver, Colorado  80231
1-800-525-7048


Statement of Additional Information dated May 26, 1995


       This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated May 26, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.


TABLE OF CONTENTS

                                                      Page
About the Fund
Investment Objective and Policies                           2
     Investment Policies and Strategies.                    2
     Other Investment Techniques and Strategies               11
     Other Investment Restrictions                          25
     How the Fund is Managed                                26
     Organization and History                               26
     Trustees and Officers                                  26
     The Manager and Its Affiliates                         30
Brokerage Policies of the Fund                              31
Performance of the Fund                                     33
Distribution and Service Plan                               36
About Your Account                                          38
How To Buy Shares                                           38
How To Sell Shares                                          41
How To Exchange Shares                                      45
Dividends, Capital Gains and Taxes                          46
Additional Information About the Fund                       48
Independent Auditors' Report                                50
Financial Statements                                        51
Appendix: Industry Classifications                          A-1

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objectives. Certain capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

       In selecting securities for the Fund's portfolio, the Fund's investment manager, Oppenheimer Management Corporation (the "Manager"), evaluates the investment merits of debt securities primarily through the exercise of its own investment analysis. This may include, among other things, consideration of the financial strength of an issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of its assets in relation to their historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of an issuer and the issuer's continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

       - Investment Risks. With the exception of U.S. Government Securities, the debt securities the Fund invests in will have one or more types of investment risk: credit risk, interest rate risk or foreign exchange rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due.
Generally, higher yielding bonds are subject to credit risk to a greater extent than higher quality bonds. Interest rate risk refers to the fluctuations in value of debt securities resulting solely from the inverse relationship between price and yield of outstanding debt securities. An increase in prevailing interest rates will generally reduce the market value of debt securities, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Fluctuations in the market value of debt securities subsequent to their acquisition will not affect the interest payable on those securities, and thus the cash income from such securities, but will be reflected in the valuations of these securities used to compute the Fund's net asset values. Foreign exchange rate risk refers to the change in value of the currency in which a foreign security the Fund holds is denominated against the U.S. dollar.

       - Special Risks - High Yield Securities. As stated in the Prospectus, the corporate debt securities in which the Fund will principally invest may be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limitation, in unrated securities which offer, in the opinion of the Manager, comparable yields and risks as those rated securities in which the Fund may invest.

       Risks of high yield securities may include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates, (iii) subordination to the prior claims of banks and other senior lenders, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates that could cause the Fund to be able to reinvest premature redemption proceeds only in lower yielding portfolio securities,
(v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a substantial number of holders decided to sell. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

       - Portfolio Turnover. The Manager will monitor the Fund's tax status under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") during periods in which the Fund's annual turnover rate exceeds 100%. To the extent that increased portfolio turnover results in sales of securities held less than three months, the Fund's ability to qualify as "regulated investment company" under the Internal Revenue Code may be affected (see "Dividends and Distributions," below). No limitations are placed on the weighted average maturity of the portfolio, which will generally be of longer duration. Preferred stocks, other than those of a finite maturity, will be assumed to have a 40 year maturity for the purpose of calculating a weighted average maturity. The Fund anticipates it will shift its investment focus to securities of longer maturity as interest rates decline, and to securities of shorter maturity as interest rates rise. Although changes in the value of the Fund's portfolio securities subsequent to their acquisition are reflected in the net asset value of the Fund's shares, such changes will not affect the income received by the Fund from such securities. The dividends paid by the Fund will increase or decrease in relation to the income received by the Fund from its investments, which will in any case be reduced by the Fund's expenses before being distributed to the Fund's shareholders.

       - Debt Securities of Foreign Governments and Companies. As stated in the Prospectus, the Fund may invest in debt obligations and other securities (which may be denominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in debt obligations and other se-curities issued by U.S. corporations denominated in non-U.S. currencies. The types of foreign debt obligations and other securities in which the Fund may invest are the same types of debt obligations identified under "Debt Securities of U.S. Companies," below.

       The percentage of the Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. dollar.
These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data.

       Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers, by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctua-tions in portfolio value by taking advantage of foreign bond or other markets that do not move in a manner parallel to U.S. markets. From time to time, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be reimposed.

       Securities of foreign issuers that are represented by American depository receipts, or that are listed on a U.S. securities exchange, or are traded in the U.S. over-the-counter market are not considered "foreign securities" when the Fund moves its investment focus among different sectors, because they are not subject to many of the special consider-ations and risks (discussed below) that apply to foreign securities traded and held abroad. If the Fund's portfolio securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under appli-cable SEC rules.

       - Risks of Foreign Securities. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally-accepted accounting principles ("G.A.A.P."). If foreign securities are not registered under the Securities Act of 1933, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934. In addition, it is generally more difficult to obtain court judgments outside the United States. The values of foreign securities will be affected by incomplete or inaccurate information available as to foreign issuers, changes in currency rates or exchange control regulations or currency blockage, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the U.S. or abroad) or changed circum-stances in dealings between nations. Costs will be incurred in connection with conversions between various currencies. Foreign brokerage commis-sions are generally higher than commissions in the U.S., and foreign securities markets may be less liquid, more volatile and less subject to governmental regulation than in the U.S. Investments in foreign countries could be affected by other factors not generally thought to be present in the U.S., including expropriation or nationalization, confiscatory taxation and potential difficulties in enforcing contractual obligations, and could be subject to extended settlement periods.

       Because the Fund may purchase securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's as-sets and its income available for distribution. In addition, although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars, and absorb the cost of currency fluctuations. The Fund may engage in foreign currency exchange transactions for hedging purposes to protect against changes in future exchange rates. See "Covered Calls and Hedging" below.

       The values of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Fund will invest only in securities denominated in foreign currencies that at the time of investment do not have significant government-imposed restrictions on conversion into U.S. dollars, there can be no assurance against subsequent imposition of currency controls. In addition, the values of foreign securities will fluctuate in response to a variety of factors, including changes in U.S. and foreign interest rates.

       The Fund may invest in U.S. dollar-denominated foreign securities referred to as "Brady Bonds". These are debt obligations of foreign entities that may be fixed-rate par bonds or floating-rate discount bonds and are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. However, the Fund may also invest in uncollateralized Brady Bonds. Brady Bonds are generally viewed as having three or four valuation components: (i) any collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute what is referred to as the "residual risk" of such bonds). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

       The obligations of foreign governmental entities may or may not be supported by the full faith and credit of a foreign government. Obligations of supranational entities include those of international organizations designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockhold-ers," usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. There is no assurance that foreign governments will be able or willing to honor their commitments.

       - U.S. Government Securities. U.S. Government Securities are debt obligations issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, and include "zero coupon" Treasury securities, mortgage-backed securities and money market instruments.

       - Zero Coupon Treasury Securities. The Fund may invest in zero coupon Treasury securities, which are U.S. Treasury bills issued without interest coupons, U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped obligations and coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates.

       - Mortgage-Backed U.S. Government Securities and CMOs. These securities represent participation interests in pools of residential mortgage loans made by lenders such as banks and savings and loan associa-tions. The pools are assembled for sale to investors (such as the Fund) by government agencies, which issue or guarantee the securities relating to the pool. Such securities differ from conventional debt securities which generally provide for periodic payment of interest in fixed or determinable amounts (usually semi-annually) with principal payments at maturity or specified call dates. Some mortgage-backed U.S. Government securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Mortgage Corporation); and some are backed by only the credit of the issuer itself (e.g., Federal National Mortgage Association). Those guarantees do not extend to the value or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares. Those government agencies may also issue derivative mortgage-backed securities such as collateralized mortgage obligations ("CMOs"), discussed below.

       The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund to differ from the yield calculated on the basis of the expected average life of the pool.

       Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise to the extent that the values of other debt securities rise, because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at times when available investments offer higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to the Fund more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of their principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. The Fund may purchase mortgage-backed securities at a premium or at a discount.

       - GNMA Certificates. Certificates of Government National Mortgage Association ("GNMA") are mortgage-backed securities of GNMA that evidence an undivided interest in a pool or pools of mortgages ("GNMA Certifi-cates"). The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mort-gagor actually makes the payments when due.

       The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guar-anteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

       The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securi-ties. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Fore-closures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

       - FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

       - FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHMLC guarantees timely monthly payment of interest on Pcs and the ultimate payment of principal.

       - Collateralized Mortgage-Backed Obligations ("CMOs"). CMOs are fully-collateralized bonds that are the general obligations of the issuer thereof, either the U.S. Government, a U.S. Government instrumentality, or a private issuer. Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs. CMOs often are issued in two or more classes with different characteristics such as varying maturities and stated rates of interest. Because interest and principal payments on the underlying mortgages are not passed through to holders of CMOs, CMOs of varying matu-rities may be secured by the same pool of mortgages, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. Unlike other mortgage-backed securities (discussed above), CMOs are designed to be retired as the underlying mortgages are repaid.
In the event of prepayment on such mortgages, the class of CMO first to mature generally will be paid down. Therefore, although in most cases the issuer of CMOs will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure CMOs that remain outstanding.

       - Stripped Mortgage-Backed Securities. These are derivatives multi-class mortgage back securities, that are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of GNMA, FNMA or FHLMC certificates. Commonly, one class receives some of the interest and most of the principal, while the other class will receive most of the interest and the rest of the principal. In some cases, one class will receive all of the interest ("interest-only" securities) and the other will receive all of the principal. The yield on interest-only securities is extremely sensitive to the rate of principal payments (including prepayments) on the under-lying pool, and a rapid rate of principal prepayments may have a material adverse effect on the yield of the interest-only class. If the underlying pool experiences greater than anticipated principal prepayments, the Fund may fail to fully recoup its initial investment.

       - Mortgage-Backed Security Rolls. The Fund may enter into "forward roll" transactions with respect to mortgage-backed securities issued by GNMA, FNMA or FHLMC. In a forward roll transaction, which is considered to be a borrowing by the Fund, the Fund will sell a mortgage security
(same type, coupon and maturity) to selected banks or other entities and simultaneously agree to repurchase a similar security from the institution at a specified later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. Risks of mortgage-backed security rolls include: (i) the risk of prepayment prior to maturity, (ii) the possibility that the Fund may not be entitled to receive interest and principal payments on the securities sold and that the proceeds of the sale may have to be invested in money market instruments (typically repurchase agreements) maturing not later than the expiration of the roll, and (iii) the possibility that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to purchase the securities. The Fund will enter into only "covered" rolls. Upon entering into a mortgage-backed security roll, the Fund will be required to place cash, U.S. Government Securities or other high-grade debt securities in a segregated account with its Custodian in an amount equal to its obligation under the roll.

       - Debt Securities of U.S. Companies. The Fund's investments in fixed-income securities issued by domestic companies and other issuers may include debt obligations (bonds, debentures, notes, mortgage-backed and asset-backed securities and CMOs) together with preferred stocks.

       The risks attendant to investing in high-yielding, lower-rated bonds are described above. If a sinking fund or callable bond held by the Fund is selling at a premium (or discount) and the issuer exercises the call or makes a mandatory sinking fund payment, the Fund would realize a loss (or gain) in market value; the income from the reinvestment of the proceeds would be determined by current market conditions, and reinvest-ment of that income may occur at times when rates are generally lower than those on the called bond.

       - Preferred Stocks. Preferred stock, unlike common stock, offers a stated dividend rate payable from the corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participat-ing, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

       - Participation Interests. The Fund may invest in participation interests, subject to the limitation, described in "Illiquid and Re-stricted Securities" in the Prospectus, on investments by the Fund in illiquid investments. Participation interests represent an undivided interest in or assignment of a loan made by the issuing financial insti-tution in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same issuing bank. Participation interests are primarily dependent upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan, and there is a risk that such borrowers may have difficulty making payments. Such borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard
& Poor's. In the event the borrower fails to pay scheduled interest or principal payments, the Fund could experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the financial institution to perform its ob-ligation in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest. The Manager has set certain creditworthiness standards for issuers of loan participation and monitors their creditworthiness. These same standards apply to participation interests in loans to foreign companies.

       - Warrants and Rights. The Fund may, to the limited extent described in the Prospectus, invest in warrants and rights. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed by the issuer to its shareholders. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

       - Asset-Backed Securities. These securities, issued by trusts and special purpose corporations, are backed by pools of assets, primarily au-tomobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhance-ment, and is also affected if any credit enhancement has been exhausted. Payments of principal and interest passed through to holders of asset-backed securities are typically supported by some form of credit en-hancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience losses or delays in receiving payment. The risks of investing in asset-backed securities are ultimately dependent upon payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described above for prepayments of a pool of mortgage loans underlying mortgage-backed securities. However, asset-backed securities do not have the benefit of the same security interest in the underlying collateral as do mortgage backed securities.

       - Zero Coupon Corporate Securities. The Fund may invest in zero coupon securities issued by corporations. Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value, or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance. Such corporate zero coupon securities, in addition to the risks identified above under "U.S. Government Securities -
 Zero Coupon Treasury Securities," are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation.

       - Mortgage-Backed Securities. Mortgage-backed securities may also be issued by private issuers such as commercial banks, savings and loan associations, mortgage insurance companies and other secondary market issuers that create pass-through pools of conventional residential mortgage loans and commercial mortgage loans. They may be the originators of the underlying loans as well as the guarantors of the mortgage-backed securities. There are no direct or indirect government guarantees of payments on these pools. However, timely payment of interest and princi-pal of these pools is generally supported by various forms of insurance or guarantees. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. The insurance available, the guarantees, and the creditworthiness of the issuers will be evaluated by the Manager to determine whether a particular mortgage-backed security of this type meets the Fund's investment standards. There can be no assurance that the private insurers can meet their obligations under the policies. Securities issued by certain private poolers may not be readily marketable, and would be treated as illiquid securities subject to the Fund's limitations on investments in such securities.

       - Temporary Defensive Investments. In times of unstable or uncertain economic or market conditions, when the Manager determines it appropriate to do so, the Fund may assume a temporary defensive position and invest an unlimited amount of its assets in U.S. dollar-denominated debt obligations, issued by the U.S. or foreign governments, domestic or foreign corporations or banks, maturing in one year or less ("money market securities"). The Fund will purchase money market securities to maintain liquidity deemed necessary by the Manager for investment purposes, and to minimize the impact of fluctuating interest rates on the net asset value of the Fund. To the extent the Fund is so invested, it is not invested to achieve its investment objective of seeking a high level of current income.

Other Investment Techniques and Strategies

       - Repurchase Agreements. The Fund may acquire securities that are subject to repurchase agreements, in order to generate income while providing liquidity. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank, U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet the credit requirements set by the Fund's Board of Trustees from time to time), for delivery on an agreed upon future date. The sale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements will require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to collateralize the repayment obligation fully. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will con-tinuously monitor the collateral's value. If the vendor of a repurchase agreement fails to pay the agreed-upon resale price on the delivery date, the Fund's risks in such event may include any costs of disposing of the collateral, and any loss from any delay in foreclosing on the collateral.

       - Illiquid and Restricted Securities. The Fund will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). As noted in the prospectus, that amount may, in the future, increase to 15%. This policy applies to participation interests, bank time deposits, master demand notes, repurchase transactions having a maturity beyond seven days, over-the-counter options held by the Fund and that portion of assets used to cover such options and certain derivative instruments. This policy is not a fundamental policy and does not limit purchases of restricted securities eligible for resale to qualified insti-tutional purchasers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Such guidelines take into ac-count trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, the Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling illiquid securities at prices representing their fair value. The expenses of registration of restricted securities that are subject to legal restrictions on resale (excluding securities that may be resold by the Fund pursuant to Rule 144A, as explained in the Prospectus) may be negotiated at the time such securities are purchased by the Fund. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the Fund would be permitted to sell them. Thus, the Fund might not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund also may acquire, through private placements, securities having contractu-al resale restrictions, which might lower the amount realizable upon the sale of such securities.

       - Loans of Portfolio Securities. The Fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting certain credit standards if the loan is collateralized in accordance with applicable regulatory requirements, and if, after any loan, the value of securities loaned does not exceed 25% of the value of the Fund's total assets. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit, U.S. Government Securities, or other cash equivalents in which the Fund is per-mitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' or administrative fees the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower as long as it realizes at least a minimum amount of interest required by the lending guidelines established by its Board of Trustees. In connection with securities lending, the Fund might experience risks of delay in receiving additional collateral, or risks of delay in recovery of the securities, or loss of rights in the collateral should the borrower fail financially. The Fund will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or its Manager. The terms of the Fund's loans must meet certain tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter.

       - Special Risks - Borrowing For Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on a unsecured basis and investing the borrowed funds, subject to the restrictions stated in the Prospectus. Any such borrowing will be made only from banks, and pursuant to the requirements of the Investment Company Act, will be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing and amounts covering the Fund's obligations under "forward roll" transactions. If the value of the Fund's assets so computed should fail to meet the 300% asset coverage requirement, the Fund is required within three days to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale. Borrowing for investment increases both investment opportunity and risk. Since substantially all of the Fund's assets fluctuate in value, but borrowing obligations are fixed, when the Fund has outstanding borrowings, the net asset value per share of the Fund correspondingly will tend to increase and decrease more when portfolio assets fluctuate in value than otherwise would be the case.

       - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and in-denture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between com-mitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

       The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be re-ceived, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

       To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and for-ward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

       When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

       - Floating Rate/Variable Rate Obligations. Floating rate and variable rate demand notes are debt obligations that may have a stated maturity in excess of one year, but may include features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, in its discretion to prepay the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the holder. The interest rate on a floating rate demand note is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is also based on a stated prevailing market rate but is adjusted automatically at specified in-tervals of no less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate demand obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets the Fund's quality standards. Floating rate or variable rate obligations that do not provide for recovery of principal and interest within seven days will be subject to the limitations applicable to illiquid securities described in "Illiquid and Restricted Securities." There is otherwise no limit on the amount of the Fund's assets that may be invested in floating rate and variable rate obligations.

       - Hedging with Options and Futures Contracts. As described in the Prospectus, the Fund may employ one or more types of Hedging Instruments for temporary defensive purposes. The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Puts may also be written on debt securities to attempt to increase the Fund's income. For hedging purposes, the Fund may use Interest Rate Futures; Financial Futures (together with Interest Rate Futures, "Futures"); Forward Contracts (defined below); and call and put options on debt securities, Futures, bond indices and foreign currencies (all of the foregoing are referred to as "Hedging Instruments"). Hedging Instruments may be used to attempt to:
(i) protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), (ii) protect unrealized gains in the value of the Fund's debt securities which have appreciated, (iii) facilitate selling debt securities for investment reasons, (iv) establish a position in the debt securities markets as a temporary substitute for purchasing particular debt securities, or (v) reduce the risk of adverse currency fluctuations. A call or put may be purchased only if, after such purchase, the value of all call and put options held by the Fund would not exceed 5% of the Fund's total assets. The Fund will not use Futures and options on Futures for speculation. The Hedging Instruments the Fund may use are described below.

       When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) purchase puts on such Futures or securities, or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, the Fund may: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. Covered calls and puts may also be written on debt securities to attempt to increase the Fund's income. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency and on foreign currency Futures, (b) write calls on that currency or on such Futures, or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

       The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. Additional Information about the Hedging Instruments the Fund may use is provided below. At present, the Fund does not intend to enter into Futures, Forward Contracts and options on Futures if, after any such purchase, the sum of margin deposits on Futures and premiums paid on Futures options exceeds 5% of the value of the Fund's total assets. In the future, the Fund may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, legally permissible and adequately disclosed.

       - Writing Call Options. The Fund may write (i.e. sell) call options ("calls") on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets, to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 100% of the Fund's total assets may be subject to calls. All such calls written by the Fund must be "covered" while the call is outstanding (i.e. the Fund must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (discussed below) must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. When the Fund writes a call on a security it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

       To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase tran-saction due to lack of a market, it would have to hold the callable investments until the call lapsed or was exercised.

       The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

       - Writing Put Options. The Fund may write put options on debt securities or Futures but only if such puts are covered by segregated liquid assets. The Fund will not write puts if, as a result, more than 50% of the Fund's net assets would be required to be segregated to cover such put obligations. In writing puts, there is the risk that the Fund may be required to buy the underlying security at a disadvantageous price. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put lapses unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the current market value of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

       When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the put option. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

       The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

       - Purchasing Calls and Puts. The Fund may purchase calls on debt securities or on Futures that are traded on U.S. and foreign securities exchanges and the U.S. over-the-counter markets, in order to protect against the possibility that the Fund's portfolio will not fully participate in an anticipated rise in value of the long-term debt securities market. The value of debt securities underlying calls pur-chased by the Fund will not exceed the value of the portion of the Fund's portfolio invested in cash or cash equivalents (i.e. securities with maturities of less than one year). When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on indices or Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. When the Fund purchases a call on an index or Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

       The Fund may purchase put options ("puts") which relate to debt securities (whether or not it holds such securities in its portfolio), foreign currencies or Futures. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit.)

       Buying a put on an investment it does not own, either a put on an index or a put on a Future not held by the Fund, permits the Fund either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on an index, or on a Future not held by it, the put protects the Fund to the extent that the index moves in a similar pattern to the securities held. In the case of a put on an index or Future, settlement is in cash rather than by delivery by the Fund of the underlying investment.

       Puts and calls on broadly-based indices or Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements in individual securities or futures contracts. When the Fund buys a call on an index or Future, it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When the Fund buys a put on an index or Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver to the Fund an amount of cash to settle the put if the closing level of the index or Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

       An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise by the Fund of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       - Options on Foreign Currencies. The Fund intends to write and purchase calls on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options, for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are de-nominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or U.S. Government Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

       - Futures. The Fund may buy and sell Futures. No price is paid or received upon the purchase or sale of an Interest Rate Future or a foreign currency exchange contract ("Forward Contract"), discussed below.
Interest Rate Futures obligate one party to deliver and the other to take a specific debt security or amount of foreign currency, respectively, at a specified price on a specified date. That obligation may be satisfied by actual delivery of the debt security or by entering into an offsetting contract. A securities index assigns relative values to the securities included in that index and is used as a basis for trading long-term Financial Futures contracts. Financial Futures reflect the price move-ments of securities included in the index. They differ from Interest Rate Futures in that settlement is made in cash rather than by delivery of the underlying investment. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions.
As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be made to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized for tax purposes. Although Interest Rate Futures by their terms call for settlement by delivery or acquisition of debt securi-ties, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

       Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.

       - Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regula-tions applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign cur-rency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

       The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

       There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets de-nominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.

       The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Con-tract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

       The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dol-lar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

       The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund with the Custodian having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's obligations with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of for-eign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in cur-rency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

       The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

       At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would real-ize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

       The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

       Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conver-sion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

       - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transac-tions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

       - Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

       When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the op-tion, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option "is in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the market-to-market value of any OTC option held by it. The Securities and Exchange Commission ("SEC") is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

       The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

       - Regulatory Aspects of Hedging Instruments. The Fund must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which exempts the Fund from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. Under these restrictions the Fund will not, as to any positions, whether short, long or a combination thereof, enter into Futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its total assets, with certain exclusions as defined in the CFTC Rule. Under the restrictions, the Fund also must, as to its short positions, use Futures and options thereon solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA.

       Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its custodian bank, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

       - Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that less than 30% of its gross income (irrespective of losses) must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing calls or puts which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; and (v) writing calls on investments held for less than three months.

       Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section 1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

       Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

       Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other lia-bilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

       - Possible Risk Factors in Hedging. In addition to the risks with respect to options discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imper-fectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depend on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

       If the Fund uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Fund then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Fund will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

Other Investment Restrictions

       The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstand-ing shares.

       Under these additional restrictions, the Fund cannot: (1) buy or sell real estate, real estate limited partnerships, or commodities or com-modity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein, and the Fund may buy and sell Hedging Instruments; (2) buy securities on margin, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use; (3) underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter for purposes of the Securities Act of 1933;
(4) buy and retain securities of any issuer if those officers, Trustees or Directors of the Fund or the Manager who beneficially own more than .5% of the securities of such issuer together own more than 5% of the securities of such issuer; (5) invest in oil, gas, or other mineral leases or exploration or development programs; (6) buy the securities of any company for the purpose of exercising management control; (7) make loans, except by purchasing debt obligations in accordance with its investment objectives and policies, or by entering into repurchase agreements, or as described in "Loans of Portfolio Securities;" (8) buy securities of an issuer which, together with any predecessor, has been in operation for less than three years, if as a result, the aggregate of such investments would exceed 5% of the value of the Fund's total assets; (9) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or by virtue of ownership of other securities has the right, without payment of any further consideration, to obtain an equal amount of securities sold short ("short sales against-the-box"); short sales against-the-box may be made to defer realization of gain or loss for Federal income tax purposes; or (10) buy securities of other investment companies other than invest-ments of no more than 5% of its total assets in open-market purchases of closed-end investment companies, or other than securities acquired in connection with a merger, consolidation, reorganization or acquisition of assets.

       For purposes of the Fund's policy not to concentrate described under investment restriction number 3 in the Prospectus, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.


How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the sharehold-ers. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

       The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, as-sume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Mas-sachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circum-stances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Trust. The Trustees and officers of the Trust and their principal occupations and business affiliations during the past five years are listed below. All of the Trustees are also trustees, directors or managing general partners of Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Tax-Exempt Bond Fund, Oppenheimer Limited-Term Government Fund, The New York Tax-Exempt Income Fund, Inc., Centennial America Fund, L.P., Oppenheimer Champion High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Strategic Income & Growth Fund, Oppenheimer Strategic Investment Grade Bond Fund, Oppenheimer Strategic Short-Term Income Fund, Oppenheimer Variable Account Funds, Oppenheimer Integrity Funds, and the following "Centennial Funds": Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial Tax Exempt Trust and Centennial California Tax Exempt Trust, (all of the foregoing funds are collectively referred to as the "Denver OppenheimerFunds"). Mr. Fossel is President and Mr. Swain is Chairman of the Denver OppenheimerFunds. As of May 2, 1995, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two officers of the Fund, Jon S. Fossel and Andrew J. Donohue, are trustees), other than the shares beneficially owned under that plan by officers of the Fund listed above.

Robert G. Avis, Trustee*; Age 63
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment ad-viser and trust company, respectively).

William A. Baker, Trustee; Age 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

Charles Conrad, Jr., Trustee; Age 64
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

Jon S. Fossel, President and Trustee*; Age 53
Two World Trade Center, New York, New York 10048-0203
Chairman, Chief Executive Officer and a director of the Manager; President and a director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

Raymond J. Kalinowski, Trustee; Age 65
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc.; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. Howard Kast, Trustee; Age 73
2552 East Alameda, Denver, Colorado 80209
Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee; Age 73
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).


_____________________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Ned M. Steel, Trustee; Age 79
3416 S. Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

James C. Swain, Chairman and Trustee*; Age 61
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a Director of the Manager; President and a Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

Andrew J. Donohue, Vice President; Age 44
Executive Vice President and General Counsel of Oppenheimer Management Corporation ("OMC") (the "Manager") and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in, Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Vice President, Secretary and Treasurer; Age 58
3410 South Galena Street Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Arthur P. Steinmetz, Vice President and Portfolio Manager; Age 36
Two World Trade Center, New York, New York 10048-0203
Senior Vice President of the Manager; an officer of other
OppenheimerFunds.

David P. Negri, Vice President and Portfolio Manager; Age 41
Two World Trade Center, New York, New York 10048-0203
Vice President of the Manager; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age 46
Two World Trade Center, New York, New York 10048-0203
Senior Vice President and Associate General Counsel of the Manager, Assistant Secretary of SSI and SFSI; an officer of other OppenheimerFunds.


_____________________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

Robert J. Bishop, Assistant Treasurer; Age 36.
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller of the Manager, prior to which he was an Accountant for Resolution Trust Corporation and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29.
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting, an officer of other OppenheimerFunds; previously a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co. (a bank) and previously a Senior Fund Accountant for State Street Bank & Trust Company.

       - Remuneration of Trustees. The officers of the Trust are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both of-ficers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund during its fiscal year ended September 30, 1994, and (ii) from all 22 of the Denver-based OppenheimerFunds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:




                                                            Total Compensation
                                  Aggregate                 From All
                                  Compensation              Denver-based
Name and Position                 from Fund                 OppenheimerFunds1

Robert G. Avis                    $10.85                    $53,000.00
  Trustee
William A. Baker                  $14.99                    $73,257.01
  Audit and Review
  Committee Chairman
  and Trustee
Charles Conrad, Jr.               $13.97                    $68,293.67
  Audit and Review
  Committee Member
  and Trustee
Raymond J. Kalinowski             $10.85                    $53,000.00
  Trustee
C. Howard Kast                    $10.85                    $53,000.00
  Trustee
Robert M. Kirchner                $13.97                    $68,293.67
  Audit and Review
  Committee Member
  and Trustee
Ned M. Steel                      $10.85              $53,000.00
  Trustee


______________________
1  For the 1994 calendar year.

Major Shareholders. As of May 2, 1995, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding shares. Each such Trust has entered into an agreement with the Fund which provides that as long as the Trust owns the shares of the Fund, it will vote such shares on any matter presented at a shareholders meeting in the same proportion as other shareholders.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Trust, and two of whom (Mr. Fossel and Mr. Swain) serve as Trustees of the Trust.

       The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully maintained and strictly enforced by the Manager.

       - The Investment Advisory Agreement. The management fee is payable monthly to the Manager under the terms of the investment advisory agreement between the Manager and the Fund, and is computed on the aggregate net assets of the Fund as of the close of business each day.
The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

       Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor are paid by the Fund. The advisory agreement lists examples of expenses paid by the Fund, the major catego-ries of which relate to interest, taxes, brokerage commissions, fees to unaffiliated trustees, legal, bookkeeping and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation. The Fund also pays its organizational and start-up expenses, as explained in the notes to the accompanying Financial Statements. During the fiscal period February 1, 1994 through September 30, 1994, the management fee paid by the Fund to the Manager was $109,624.

       The Agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. At present, this limitation, imposed by California, limits such expenses to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million, and 1.5% of average annual net assets in excess of $100 million. In addition, independently of the advisory agreement, the Manager has voluntarily agreed to assume any expenses of the Fund in a fiscal year to the extent required to enable the Fund to accrue income, net of expenses, to allow the Fund to pay dividends at the annualized rate of $.3525 per share. The Fund may not necessarily pay all of its accrued income as dividends each month. The payment of the management fee at the end of the month will be reduced so that there will not be any accrued but unpaid liability under these expense limitations.
The Manager reserves the right to terminate or amend either of these undertakings at any time. Any assumption of the Fund's expenses under either undertaking would lower the Fund's overall expense ratio and increase its total return during any period in which expenses are limited.

       The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the Agreement relates. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager or one of its affiliates shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

       - The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (excluding payments under the Distribution and Service Plan, but including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal period February 1, 1994 through September 30, 1994, the contingent deferred sales charge collected on the Fund's shares totalled $18,270, all of which the Distributor retained.

       - The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the provisions of the Agreement and the interests and policies of the Fund as established by its Board of Trustees.

       Under the advisory agreement, the Manager is authorized to select brokers which provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith deter-mination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of the shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions. Most purchases made by the Fund are principal transactions at net prices, and the Fund incurs little or no brokerage costs.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, when brokers are used for the Fund's portfolio transactions, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain circumstances, portfolio manag-ers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. Brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

       As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf unless it is determined that a better price or execution can be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of such orders at the most favorable net price.

       The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evalua-tions, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in com-mission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research in the same manner as is permitted for agency transactions.

       The research services provided by brokers broaden the scope and supplement the research activities of the Manager by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "Independent Trustees" (those Trustees of the Trust who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Agreement, the Plans of Distribution described below or in any agreements relating to those Plans), annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or the benefit of such services.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return", "cumulative total return", "average annual total return at net asset value," and "total return at net asset value" of an investment in Fund shares may be advertised. An explanation of how yields and total returns are calculated and the components of those calculations are set forth below.

       The Fund's advertisement of its performance must, under applicable SEC rules, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year period (or the life of the class, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its yield and total return are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Yield and total return for any given past period are not a prediction or representation by the Fund of future yields or rates of return on its shares. The yield and total returns of the Class A and Class B shares of the Fund are affected by portfolio quality, portfolio maturity, the type of investments the Fund holds and expenses allocated to the particular class.

       -  Standardized Yields

       - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd

       The symbols above represent the following factors:

       a =    dividends and interest earned during the 30-day period.
       b =    expenses accrued for the period (net of any expense reimburse-
              ments).
       c =    the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
       d =    the maximum offering price per share on the last day of the period, adjusted for undistributed net investment income.

       The Fund's standardized yield for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This "standardized" yield is not based on distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the return on the Fund's portfolio investments, and may differ from the "dividend yield" described below. For the 30-day period ended September 30, 1994, the standardized yield for the Fund's shares was 7.11%.

       Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for shares of the Fund. Dividend yield is based on the dividends derived from net in-vestment income during a stated period and distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share) on the last day of the period. The maximum offering price for shares of the Fund is the net asset value per share, without considering the effect of the contingent deferred sales charge. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
- ----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


       -  Total Return Information

       - Average Annual Total Returns. The Fund's "average annual total return" is an average annual compounded rate of return. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

       - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

ERV - P
- ------- = Total Return
   P

       Both formulas assume the payment of the 1.0% contingent deferred sales charge, for the first 12 months applied as described in the Prospectus. The formulas also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period. For the fiscal period February 1, 1994 through September 30, 1994, the average annual total return and the cumulative total return on an investment in shares of the Fund were -.58% and -.38%, respectively.

       - Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a "cumulative total return at net asset value" for shares of the Fund. It is based on the difference in net asset value per share at the beginning and the end of the period (without considering the sales charges) and takes into consideration the reinvestment of dividends and capital gains (as with total return, described above). The cumulative total return at net asset value on the Fund's shares for the fiscal period February 1, 1994 through September 30, 1994 was .58%.

       Other Performance Comparisons. From time to time the Fund may publish the ranking of its performance shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service.
Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes is ranked against (i) all other funds, excluding money market funds, and (ii) all other general bond funds. The Lipper performance analysis includes the reinvestment of capital gains distribu-tions and income dividends but does not take sales charges or taxes into consideration. From time to time the Fund may include in its advertise-ments and sales literature performance information about the Fund cited in other newspapers and periodicals, such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar. The Fund's performance may also be compared to the performance of the Lipper General Bond Fund Index, which is a net asset value weighted index of general bond funds compiled by Lipper. It is calculated with adjustments for income dividends and capital gains distributions as of the ex-dividend date.

       From time to time the Fund may publish the ranking of its performance by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next
35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the shares of the Fund in relation to other rated fixed income funds. Rankings are subject to change.

       The total return on an investment made in Class A or Class B shares of the Fund may be compared with the performance for the same period of one or more of the following indices: the Consumer Price Index, the Salomon Brothers World Government Bond Index, the Standard & Poor's 500 Index, the Salomon Brothers High Grade Corporate Bond Index, the Shearson Lehman Government/Corporate Bond Index, the Lehman Brothers Aggregate Bond Index, and the J.P. Morgan Government Bond Index. Other indices may be used from time to time. The Consumer Price Index is generally considered to be a measure of inflation. The Salomon Brothers World Government Bond Index generally represents the performance of government debt securities of various markets throughout the world, including the United States. The Salomon Brothers High Grade Corporate Bond Index generally represents the performance of high grade long-term corporate bonds, and the Lehman Government/Corporate Bond Index generally represents the performance of intermediate and long-term government and investment grade corporate debt securities. The Lehman Brothers Aggregate Bond Index measures the performance of U.S. corporate bond issues, U.S. government securities and mortgage-backed securities. The J.P. Morgan Government Bond Index generally represents the performance of government bonds issued by various countries including the United States. The S&P 500 Index is a composite index of 500 common stocks generally regarded as an index of U.S. stock market performance. The foregoing bond indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.

       From time to time the Fund may also include in its advertisements and sales literature performance information about the Fund or rankings of the Fund's performance cited in newspapers or periodicals, such as The New
York Times, Money, The Wall Street Journal, Fortune, or other publica-tions. These articles may include quotations of performance from other sources, such as Lipper or Morningstar.

              When comparing yield, total return and investment risk of an investment in Class A or Class B shares of the Fund with other invest-ments, investors should understand that certain other investments have different risk characteristics than an investment in shares of the Fund. For example, certificates of deposit may have fixed rates of return and may be insured as to principal and interest by the FDIC, while the Fund's returns will fluctuate and its share values and returns are not guaran-teed. Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal. U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government. Money market mutual funds may seek to offer a fixed price per share.

Distribution and Service Plan

       The Fund has adopted a Distribution and Service Plan for shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class. The Plan has been approved by a vote of (i) the Board of Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of the Fund, (such vote having been cast by the Manager as the sole initial holder of shares of the Fund).

       The Plan shall, unless terminated as described below, continue in effect from year to year but only as long as such continuance is specifically approved at least annually by the Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares. The Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the Fund. All material amendments must be approved by the Independent Trustees.

       While the Plan is in effect, the Treasurer of the Trust shall provide written reports to the Board of Trustees at least quarterly on the amount of all payments made pursuant to the Plan, the purpose for which the payment was made and the identity of each Recipient that received any such payment. The report for the Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. The Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

       Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount. The Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from advisory fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

       The Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

       Although the Plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Plan are subject to the limitations imposed by the National Association of Securities Dealers, Inc. Rules of Fair Practice. The Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. For the fiscal period February 1, 1994 through September 30, 1994 payments under the plan totalled $143,650, all of which was paid by the Distributor to Recipients.

       The asset-based sales charge paid to the Distributor by the Fund under the Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of shares: (i) financing the advance of the service fee payment to Recipients under the Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How to Buy Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Fund is determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open by dividing the value of the Fund's net assets by the number of shares of the Fund outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The NYSE's most recent annual holiday schedule (which is subject to change) states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day; it may also close on other days. Trading may occur in debt securities and in foreign securities at times when the Exchange is closed, including weekends and holidays or after the close of the Exchange, on a regular business day. Because the net asset values of the Fund will not be calculated at such times, if securities held in the Fund's portfolio are traded at such times, the net asset values per share of the Fund may be significantly affected at times when shareholders do not have the ability to purchase or redeem shares.

       The Board of Trustees has established procedures for the valuation of the Fund's securities as follows: (i) equity securities traded on a securities exchange or on NASDAQ for which last sale information is regularly reported are valued at the last reported sale price on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sales prices of the preceding trading day, or closing bid and asked prices); (ii) securities traded on NASDAQ and other unlisted equity securities for which last sales prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the highest closing bid price at the time of valuation, or, if no closing bid price is reported, on the basis of a closing bid price obtained from a dealer who maintains an active market in that security; (iii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; (iv) debt securities having a maturity in excess of 60 days are valued at the mean between the bid and asked prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) short-term debt securities having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vi) securities traded on foreign exchanges or in foreign over-the-counter markets are valued at the closing or last sales prices reported on a principal exchange or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The value of securities denominated in foreign currency will be converted to U.S. dollars at the prevailing rates of exchange at the time of valuation.

       Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the NYSE.
Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees, or the Manager under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset value, in which case an adjustment would be made.

       In the case of U.S. Government Securities, mortgage-backed securi-ties, foreign fixed-income securities and corporate bonds, when last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity, and other special factors involved. The Board of Trustees has authorized the Manager to employ a pricing service to price U.S. Government Securities, mortgage-backed securities, foreign government securities and corporate bonds. The Trustees will monitor the accuracy of such pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

       Calls, puts and Futures are valued at the last sale prices on the principal exchanges or on the NASDAQ National Market on which they are traded, or, if there are no sales that day, in accordance with (i) above. Forward currency contracts are valued at the closing price on the London foreign exchange market. When the Fund writes an option, an amount equal to the premium received by the Fund is included in its Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of the ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

       - The OppenheimerFunds. The OppenheimerFunds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Bond Fund
Oppenheimer Insured Tax-Exempt Bond Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Time Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion High Yield Fund
Oppenheimer Investment Grade Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Mortgage Income Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Investment Grade Bond Fund
Oppenheimer Strategic Short-Term Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Strategic Diversified Income Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

       There is an initial sales charge on the purchase of Class A shares of each of the OppenheimerFunds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other OppenheimerFunds.

       There is a front-end sales charge on the purchase of certain OppenheimerFunds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date; that loss is equal to the amount of such decline in net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or by seeking other redress.

How to Sell Shares

       Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

       - Involuntary Redemptions. The Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares held in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or may set requirements for permission to allow the shareholder to increase the investment so that the shares would not be involuntarily redeemed.

       - Payments "In Kind." The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, if the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, the Fund may pay the redemption price in whole or in part by a distribu-tion in kind of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable Securities and Exchange Commission rules. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which it is obligated to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in converting the assets to cash. Any securities distributed by the Fund pursuant to an "in-kind" redemption will be readily marketable. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described above under "Determination of Net Asset Value Per Share," and such valuation will be made as of the same time the redemption price is determined.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of shares that were subject to the contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other OppenheimerFunds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the OppenheimerFunds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge ("CDSC") at the time of transfer (by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the CDSC, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and not all shares in the account would be subject to a CDSC if redeemed at the time of transfer, then shares will be transferred in the order described in "How to Buy Shares - Contingent Sales Charge" in the Prospectus for the imposition of the CDSC on redemptions.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How
To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans may not directly request redemption of their accounts. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the receipt of an order placed by such dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Payment ordinarily will be made within seven (effective June 7, 1995, within three) days after the Distributor's receipt of the required redemption documents, with signature(s) guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the sharehold-er for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How
To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Shareholders normally should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Contingent Deferred Sales Charge").

       By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

       - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for Class C shares of other OppenheimerFunds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

       - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

       The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Fund and the Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

       For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

       Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

       The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

       The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

       To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

       If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

       As stated in the Prospectus, shares of a particular class of OppenheimerFunds having more than one class of shares may be exchanged only for shares of the same class of other OppenheimerFunds. Shares of the OppenheimerFunds, except for the Fund, that have a single class without a class designation are deemed "Class A" shares for this purpose. The Fund offers only Class C shares. Only the following other OppenheimerFunds currently offer Class C shares:

                    Oppenheimer Fund
                    Oppenheimer Target Fund
                    Oppenheimer Global Growth & Income Fund
                    Oppenheimer Asset Allocation Fund
                    Oppenheimer Champion High Yield Fund
                    Oppenheimer U.S. Government Trust
                    Oppenheimer Intermediate Tax-Exempt Bond Fund
                    Oppenheimer Main Street Income & Growth Fund
                    Oppenheimer Strategic Income Fund
                    Oppenheimer Cash Reserves (Class C shares are available only by exchange)

       Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the OppenheimerFunds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the OppenheimerFunds. No contingent deferred sales charge is imposed on exchanges of shares of the Fund purchased subject to a contingent deferred sales charge. A contingent deferred sales charge is imposed on shares of the Fund acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

       When shares of the Fund are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

       The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

       When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctua-tions), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

       Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemp-tion Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

       The different OppenheimerFunds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for four business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).
If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

       Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by that shareholder for 45 days or less. To the extent the Fund's dividends are derived from its gross income from option premiums, interest income or short-term capital gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.
It is expected that for the most part the Fund's dividends will not qualify, because of the nature of the investments held by the Fund in its portfolio.

       Distributions may be made annually in December out of any net short-term or long-term capital gains realized from the sale of securities, premiums from expired calls written by the Fund and net profits from Hedging Instruments and closing purchase transactions realized in the twelve months ending on October 31 of the current year. Any difference between the net asset value of Class A and Class B shares will be reflected in such distributions. Distributions from net short-term capital gains are taxable to shareholders as ordinary income and when paid by the Fund are considered "dividends." The Fund may make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. Any long-term capital gains distributions will be identified separately when paid and when tax information is distributed by the Fund. If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of the Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate (although the Fund may have a targeted dividend rate for Class A shares) and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

       If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

       Under the Internal Revenue Code, the Fund must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of that year, or else the Fund must pay an excise tax on the amounts not distributed. The Manager might determine that in a particular year it might be in the best interest of shareholders not to make such distribu-tions at the required levels and to pay the excise tax on the undistribut-ed amounts, which would reduce the amount available for distribution to shareholders.

       The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other funds listed above as "Eligible Funds" (if they offer Class C shares) at net asset value without sales charge. Shareholders should be aware that as of the date of this Additional Statement, only a limited number of Eligible Funds offer Class C shares. To elect this option, the shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution.

Additional Information About the Fund

The Custodian. The Custodian of the assets of the Fund is The Bank of New York. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager and its affiliates have banking relationships with the Custodian. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may at times be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

                              INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of
Oppenheimer Strategic Diversified Income Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Strategic Diversified Income Fund as of September 30, 1994, the related statement of operations for the period from February 1, 1994 (commencement of operations) to September 30, 1994, the statement of changes in net assets for the period from February 1, 1994 (commencement of operations) to September 30, 1994 and the financial highlights for the period February 1, 1994 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.

Our procedures included confirmation of securities owned at September 30, 1994, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Strategic Diversified Income Fund at September 30, 1994, the results of its operations, the changes in its net assets and the financial highlights for the above stated period, in conformity with generally accepted accounting principles.


                           /s/ DELOITTE & TOUCHE LLP
                           -----------------------------
                              DELOITTE & TOUCHE LLP

                              Denver, Colorado
                              October 21, 1994


                    -----------------------------------------------------------------------------------------------------
                    -----------------------------------------------------------------------------------------------------
                    STATEMENT OF INVESTMENTS    September 30, 1994

                                                                                               FACE          MARKET VALUE
                                                                                               AMOUNT        SEE NOTE 1
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--7.0%
- -------------------------------------------------------------------------------------------------------------------------
                    Repurchase Agreement with First Chicago Capital Markets, 4.95%, dated
                    9/30/94, to be repurchased at $3,001,238 on 10/03/94, collateralized by
                    U.S. Treasury Nts., 4.25%-8.5%, 4/15/95-7/15/98, with a value of
                    $1,696,399 and U.S. Treasury Bills, 0%, 3/16/95-3/23/95, with a value of
                    $1,366,384 (Cost $3,000,000)
                                                                                               $3,000,000      $3,000,000     7.00%

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
GOVERNMENT OBLIGATIONS--45.7%
- -------------------------------------------------------------------------------------------------------------------------
                    Argentina (Republic of):
                    Bonds, 8.375%, 12/20/03                                                       800,000         666,802
                    Bonos de Consolidacion de Deudas, Series I, 4.8125%:
                    9/1/02 (4)(7)                                                                 267,900         180,399
                    4/1/07 (4)(7)                                                                 402,244         250,440
                    -----------------------------------------------------------------------------------------------------
                    Brazil (Federal Republic of):
                    Bonds, Banco Do Nordeste, 9% Sr. Unsec. Debs, 11/12/96                        100,000          94,875
                    Bonds, Banco Nacional de Desenvolvimento Economico e Social,
                    10.375%, 4/27/98                                                              100,000         100,125
                    Nts., Banco Estado Minas Gerais:
                    10%, 1/15/96                                                                   50,000          48,250
                    8.25%, 2/10/00                                                                500,000         402,500
                    -----------------------------------------------------------------------------------------------------
                    Denmark (Kingdom of) Bonds:
                    6%, 12/10/99                                                                2,600,000 (1)     379,697
                    9%, 11/15/98                                                                1,500,000 (1)     248,632
                    -----------------------------------------------------------------------------------------------------
                    Empresa Columbiana de Petroleos, Nts., 7.25%,
                    7/8/98 (6)                                                                    150,000         143,063
                    -----------------------------------------------------------------------------------------------------
                    Italy (Republic of) Treasury Bonds:
                    12.50% 1/1/98                                                             150,000,000 (1)      98,644
                    Buoni Pollennali del Tes:
                    12%, 5/1/97                                                               700,000,000 (1)     454,776
                    12.50%, 6/16/97                                                           300,000,000 (1)     196,942
                    -----------------------------------------------------------------------------------------------------
                    Morocco (Kingdom of) Loan Participation Agreements:
                    Tranche A, 4.50%, 1/1/09 (4)(6)                                               350,000         255,500
                    Tranche B, 4.312%, 1/1/04 (4)(6)                                               50,000          38,594
                    -----------------------------------------------------------------------------------------------------
                    New Zealand (Republic of) Bonds, 10%, 7/15/97                                 635,000 (1)     392,310
                    -----------------------------------------------------------------------------------------------------
                    South Australia Government Finance Authority Bonds, 10%, 1/15/03            1,080,000 (1)     766,802
                    -----------------------------------------------------------------------------------------------------
                    Spain (Kingdom of):
                    Bonds, 11.45%, 8/30/98                                                      8,000,000 (1)      62,998
                    Bonds, 11.45%, 8/30/98                                                    177,290,000 (1)   1,396,119
                    -----------------------------------------------------------------------------------------------------
                    Treasury Corp. of Victoria:
                    12%, 10/22/98                                                                 250,000 (1)     198,688
                    Gtd. Bonds, 8.25%, 10/15/03                                                   180,000 (1)     114,627
                    -----------------------------------------------------------------------------------------------------
                    United Kingdom Treasury Nts.:
                    12%, 11/20/98                                                                 306,000 (1)     535,041
                    12.25%, 3/26/99                                                               240,000 (1)     425,435
                    -----------------------------------------------------------------------------------------------------
                    United Mexican States:
                    Banco Nacional de Comercio Exterior SNC International Finance BV
                    Gtd. Matador Bonds, 7.25% Debs., 2/2/04                                       950,000 (1)     796,817
                    Petacalco Topolobampo Trust, Sr. Sec. Unsub. Nts.:
                    8.125%, 12/15/03 (6)                                                          200,000         171,750
                    8.125%, 12/15/03                                                              850,000         729,938
                    Petroleos Mexicanos Gtd. Medium term Nts., 7.60%, 6/15/00                      50,000          45,541
                    -----------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds, 11.75%, 11/15/14                                       3,600,000       4,799,250
                    -----------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts.:
                    8.875%, 11/15/97 (9)(10)                                                    3,656,000       3,852,510
                    9.25%, 1/15/96                                                                900,000         932,906
                    -----------------------------------------------------------------------------------------------------
                    Venezuela (Republic of):
                    6.75% Debs., 9/20/95 (6)                                                      325,000         308,344
                    9% Sr. Unsec. Unsub. Nts., 5/27/96 (6)                                        125,000         117,031
                    -----------------------------------------------------------------------------------------------------
                    Western Australia Treasury Corp. Gtd. Bonds, 12.5%, 4/1/98                    475,000 (1)     381,603
                                                                                                              -----------

                    Total Government Obligations (Cost $19,892,873)                                            19,586,949

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--3.9%
- -------------------------------------------------------------------------------------------------------------------------
Government          Federal National Mortgage Assn. Interest-Only Stripped Mtg.-Backed
Agency--3.9%        Security, Trust 240, Class 2:
                    7%, 9/25/23 (8)                                                               320,217         121,082
                    7%, 2/25/24 (8)                                                             3,900,491       1,496,813
                    -----------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corp., 8.95%, 3/15/20                               78,000          79,747
                                                                                                              -----------

                    Total Mortgage-Backed Obligations (Cost $1,627,755)                                         1,697,642
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--36.0%
- -------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--4.8%
- -------------------------------------------------------------------------------------------------------------------------
Chemicals--2.6%     Harris Chemical North America, Inc., 0%/10.25% Gtd. Sr. Sec.
                    Disc. Nts., 7/15/01 (3)                                                       400,000         326,000
                    -----------------------------------------------------------------------------------------------------


4   Oppenheimer Strategic Diversified Income Fund


                                                                                               FACE          MARKET VALUE
                                                                                               AMOUNT        SEE NOTE 1
- -------------------------------------------------------------------------------------------------------------------------
Chemicals           NL Industries, Inc.:
(continued)         11.75% Sr. Sec. Nts., 10/15/03                                               $200,000        $206,500
                    0%/13% Sr. Sec. Disc. Nts., 10/15/05 (3)                                      400,000         254,500
                    -----------------------------------------------------------------------------------------------------
                    Rexene Corp.:
                    9% Fst. Priority Nts., 11/15/99 (5)                                           127,000         121,179
                    10% 2nd Priority Nts., 11/15/02 (7)                                           200,000         199,000
                                                                                                              -----------
                                                                                                                1,107,179

- -------------------------------------------------------------------------------------------------------------------------
Metals--0.8%        Kaiser Aluminum & Chemical Corp.:
                    12.75% Sr. Sub. Nts., 2/15/02                                                 250,000         222,500
                    9.875% Sr. Nts., 2/1/03                                                       100,000          97,250
                                                                                                              -----------
                                                                                                                  319,750

- -------------------------------------------------------------------------------------------------------------------------
Paper and Forest    Rainy River Forest Products, 10.75% Sr. Sec. Nts., 10/15/01                    50,000          50,125
Products--1.4%      -----------------------------------------------------------------------------------------------------
                    Stone Consolidated, Corp., 10.25% Sr. Sec Nts., 12/15/00                      250,000         246,875 *
                    -----------------------------------------------------------------------------------------------------
                    Stone Container Corp.:
                    9.875% Sr. Nts., 2/1/01                                                       200,000         188,250
                    10.75% Fst. Mtg. Nts., 10/1/02                                                100,000          99,875
                                                                                                              -----------
                                                                                                                  585,125

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS-11.5%
- -------------------------------------------------------------------------------------------------------------------------
Automotive--2.2%    Envirotest Systems Corp., 9.125% Sr. Nts., 3/15/01                            350,000         324,625
                    -----------------------------------------------------------------------------------------------------
                    Foamex LP/Foamex Capital Corp., 11.875% Sr. Sub. Debs., 10/1/04               300,000         303,000
                    -----------------------------------------------------------------------------------------------------
                    Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                300,000         277,500
                    -----------------------------------------------------------------------------------------------------
                    SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02                                        50,000          52,250 *
                                                                                                              -----------
                                                                                                                  957,375

- -------------------------------------------------------------------------------------------------------------------------
Construction        Triangle Pacific Corp., 10.50% Sr. Nts., 8/1/03                               250,000         246,250
Supplies and        -----------------------------------------------------------------------------------------------------
Development--1.8%   USG Corp., 9.25% Sr. Sec. Nts., 9/15/01                                       200,000         190,500
                    -----------------------------------------------------------------------------------------------------
                    Walter Industries, Inc., 14.625% Sr. Nts., Series B, 1/1/49 (2)               200,000         338,000
                                                                                                              -----------
                                                                                                                  774,750

- -------------------------------------------------------------------------------------------------------------------------
Consumer Goods      MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99                    300,000         298,500
and Services--3.3%  -----------------------------------------------------------------------------------------------------
                    PT Polysindo Eka Perkasa, 13% Sr. Nts., 6/15/01                               250,000         237,042
                    -----------------------------------------------------------------------------------------------------
                    Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                       350,000         307,128
                    -----------------------------------------------------------------------------------------------------
                    Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                    300,000         303,000
                    -----------------------------------------------------------------------------------------------------
                    WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                      300,000         272,625
                                                                                                              -----------
                                                                                                                1,418,295

- -------------------------------------------------------------------------------------------------------------------------
Entertainment--1.6% Capital Gaming International, Inc., 11.50% Sr. Sec. Nts., 2/1/01              250,000         175,000
                    -----------------------------------------------------------------------------------------------------
                    Kloster Cruise Ltd., 13% Sr. Sec. Nts., 5/1/03                                200,000         199,000
                    -----------------------------------------------------------------------------------------------------
                    Marvel (Parent) Holdings, Inc., 0% Sr. Sec. Disc. Nts., 4/15/98               500,000         312,500
                                                                                                              -----------
                                                                                                                  686,500

- -------------------------------------------------------------------------------------------------------------------------
Media--1.1%         Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03        200,000         194,000
                    -----------------------------------------------------------------------------------------------------
                    Sinclair Broadcasting Group, Inc., 10% Sr. Sub. Nts., 12/15/03                300,000         291,000
                                                                                                              -----------
                                                                                                                  485,000

- -------------------------------------------------------------------------------------------------------------------------
Real Estate
Development--0.6%   Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Nts., 4/1/02            300,000         271,500
- -------------------------------------------------------------------------------------------------------------------------
Retail--0.9%        Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                            50,000          49,250
                    -----------------------------------------------------------------------------------------------------
                    R.H. Macy & Co., Inc., 14.50% Sr. Sub. Debs., 10/15/98 (2)                    450,000         324,000
                                                                                                              -----------
                                                                                                                  373,250

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--6.2%
- -------------------------------------------------------------------------------------------------------------------------
Food--0.1%          Kash 'N Karry Food Stores, Inc., 14% Sub. Debs., 2/1/01 (2)                   200,000          57,000
- -------------------------------------------------------------------------------------------------------------------------
Food and Drug       Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                       150,000         150,000
Distribution--1.1%  -----------------------------------------------------------------------------------------------------
                    Grand Union Co., 12.25% Sr. Sub. Nts., 7/15/02                                400,000         296,000
                                                                                                              -----------
                                                                                                                  446,000

- -------------------------------------------------------------------------------------------------------------------------
Healthcare--0.8%    Total Renal Care, Inc., Units                                                 500,000         360,000
- -------------------------------------------------------------------------------------------------------------------------
Financial--4.2%     Banco Ganadero S.A., 9.75%, 8/26/99 (6)                                       300,000         302,250
                    -----------------------------------------------------------------------------------------------------
                    Borg-Warner Security Corp, 9.125% Sr. Sub. Nts., 5/1/03                       400,000         361,000
                    -----------------------------------------------------------------------------------------------------
                    Card Establishment Services, Inc., 10% Sr. Sub. Nts.,
                    Series B, 10/1/03                                                             300,000         283,500
                    -----------------------------------------------------------------------------------------------------
                    International Bank for Reconstruction and Development Bonds,
                    12.50%, 7/25/97                                                               980,000 (1)     637,745
                    -----------------------------------------------------------------------------------------------------
                    Nacolah Holding Corp., 9.50% Sr. Nts., 12/1/03                                250,000         223,125
                                                                                                              -----------
                                                                                                                1,807,620

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--3.2%
- -------------------------------------------------------------------------------------------------------------------------
Containers--.9%     Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                     400,000         398,000
- -------------------------------------------------------------------------------------------------------------------------
General             EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                   350,000         318,500
Industrial--1.4%    -----------------------------------------------------------------------------------------------------
                    Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02 (6)                             300,000         300,000
                                                                                                              -----------
                                                                                                                  618,500

- -------------------------------------------------------------------------------------------------------------------------
Transportation--0.9% Tiphook Financial Corp., 7.125% Gtd. Nts., 5/1/98                            500,000         362,500
- -------------------------------------------------------------------------------------------------------------------------


5   Oppenheimer Strategic Diversified Income Fund


                                                                                               FACE          MARKET VALUE
                                                                                               AMOUNT        SEE NOTE 1
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--8.8%
- -------------------------------------------------------------------------------------------------------------------------
Aerospace/          GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                $200,000        $168,000
Defense--1.1%       -----------------------------------------------------------------------------------------------------
                    Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                         300,000         307,500
                                                                                                              -----------
                                                                                                                  475,500

- -------------------------------------------------------------------------------------------------------------------------
Cable               American Telecasting, Inc., 12.5% Sr. Disc. Nts., 6/15/04                     400,000         196,000
Television--3.9%    -----------------------------------------------------------------------------------------------------
                    Bell Media Cable, 11.95% Sr. Disc. Nts., 7/15/04 (5)                          400,000         228,500
                    -----------------------------------------------------------------------------------------------------
                    Cablevision Systems Corp., 10.75% Sr. Sub. Debs., 4/1/04                      300,000         306,000
                    -----------------------------------------------------------------------------------------------------
                    Celcaribe S.A., 0%/13.50% Sr. Sec. Nts., 3/15/04 (3)(6)                       100,000          63,375
                    -----------------------------------------------------------------------------------------------------
                    Comcast Cellular Corp., 0% Nts., Series B, 3/5/00                             500,000         310,000
                    -----------------------------------------------------------------------------------------------------
                    Continental Broadcasting Ltd./Continental Broadcasting Capital Corp.,
                    10.625% Sr. Sub. Nts., 7/1/03                                                 250,000         252,813
                    -----------------------------------------------------------------------------------------------------
                    Echostar Communications Corp., Units                                          320,000         153,600
                    -----------------------------------------------------------------------------------------------------
                    Marcus Cable, 0% Gtd. Sr. Sub. Disc. Nts., 8/01/04 (3)                        300,000         164,250
                                                                                                              -----------
                                                                                                                1,674,538

- -------------------------------------------------------------------------------------------------------------------------
Communications--3.6% Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03 (3)                    280,000         184,800
                    -----------------------------------------------------------------------------------------------------
                    Horizon Cellular Telephone LP/Horizon Finance Corp.,
                    0%/11.375% Sr. Sub. Disc. Nts., 10/1/00 (3)                                   500,000         360,000
                    -----------------------------------------------------------------------------------------------------
                    MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04 (3)               600,000         355,500
                    -----------------------------------------------------------------------------------------------------
                    NewCity Communications, Inc., 11.375%, Sr. Sub. Nts., 11/1/03                 300,000         303,750
                    -----------------------------------------------------------------------------------------------------
                    Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr.
                    Sub. Disc. Nts., 8/1/03 (3)                                                   500,000         336,250
                                                                                                              -----------
                                                                                                                1,540,300

- -------------------------------------------------------------------------------------------------------------------------
Technology--0.2%    Imax Corp., 7% Sr. Nts., 3/1/01 (5)                                            80,000          70,000
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.5%
- -------------------------------------------------------------------------------------------------------------------------
Utility--1.5%       Beaver Valley Funding Corp., 9.00% Debs., 6/1/17                              300,000         228,245
                    -----------------------------------------------------------------------------------------------------
                    California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04 (3)                  165,000         118,387
                    -----------------------------------------------------------------------------------------------------
                    El Paso Electric Co., 10.375% Lease Oblig. Debs., 1/2/11 (2)                  210,000         113,577
                    -----------------------------------------------------------------------------------------------------
                    First PV Funding Corp., Lease Obligation Bonds, 10.15%,
                    Series 1986B, 1/15/16                                                         200,000         183,929
                                                                                                              -----------
                                                                                                                  644,138
                                                                                                              -----------

                    Total Corporate Bonds and Notes (Cost $15,585,965)                                         15,432,820


                                                                                                 SHARES
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--0.2%
- -------------------------------------------------------------------------------------------------------------------------
                    Capital Gaming, Inc. (7)                                                        6,667          44,169
                    -----------------------------------------------------------------------------------------------------
                    Celcaribe S.A. (6)                                                             16,260          19,875
                                                                                                              -----------

                    Total Common Stocks (Cost $70,007)                                                             64,044

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
PREFERRED           First Madison Bank, FSB, 11.50%                                                 3,000         315,000
STOCKS--1.2%
- -------------------------------------------------------------------------------------------------------------------------
                    Prime Retail, Inc., $19.00 C.V., Series B                                       8,000         193,000
                                                                                                              -----------

                    Total Preferred Stocks (Cost $498,000)                                                        508,000

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS, AND CERTIFICATES--0%
- -------------------------------------------------------------------------------------------------------------------------
                    Capital Gaming International, Inc. Wts., Exp. 2/99                              5,062          16,451
                    -----------------------------------------------------------------------------------------------------
                    Terex Corp. Rts., Exp. 7/96 (6)                                                     6               9
                                                                                                              -----------

                    Total Rights, Warrants, and Certificates (Cost $22,524)                                        16,460


                                                                   DATE/PRICE                 FACE AMOUNT
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0%
- -------------------------------------------------------------------------------------------------------------------------
                    European OTC Deutsche Mark/U.S. Dollar Put     Nov. 2/1.60 DEM              1,522,819 (1)       3,141
                    European OTC Deutsche Mark/U.S. Dollar Put     Nov. 8/1.60 DEM                761,409 (1)       2,000
                    European OTC Deutsche Mark/U.S. Dollar Put     Nov. 4/1.60 DEM                761,409 (1)       1,718
                                                                                                              -----------

                    Total Put Options Purchased (Cost $33,185)                                                      6,859

- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
STRUCTURED INSTRUMENTS--5.4%
- -------------------------------------------------------------------------------------------------------------------------
                    Argentina Local Market Securities Trust:
                    Series I, 14.75%, 9/1/02 (6)                                                  250,000         250,000
                    Series II, 11.30%, 4/1/00 (6)                                                 300,000         302,265
                    -----------------------------------------------------------------------------------------------------
                    Bayerische Landesbank, N.Y. Branch:
                    Mexican Peso Linked Confidence Nt., Girozentrale Branch,
                    35.50%, 12/30/94 (6)                                                          200,000         196,500
                    Italian Lira Linked Confidence Nt., Girozentrale Branch,
                    10%, 8/7/95                                                                   140,000         136,864
                    -----------------------------------------------------------------------------------------------------
                    Citibank, 10.50%-16% CD, 12/12/94-8/17/95                                 274,189,082 (1)     814,731
                    -----------------------------------------------------------------------------------------------------
                    Goldman Sachs International Limited, 5.10%, 2/28/95                            80,000          77,808
                    -----------------------------------------------------------------------------------------------------
                    Lehman Brothers Holdings, Inc., Standard & Poor's 500
                    Index-Linked Nts.:
                    4.85%, 11/25/94 (6)                                                            25,000          35,770
                    4.9125%, 12/14/94 (6)                                                          25,000          34,505
                    -----------------------------------------------------------------------------------------------------


6   Oppenheimer Strategic Diversified Income Fund


                                                                                               FACE          MARKET VALUE
                                                                                               AMOUNT        SEE NOTE 1
- -------------------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------------------
Structured Instruments (continued)
                    Pulsar Internacional, S.A. de C.V., 9%, 9/19/95 (6)                          $250,000        $250,000
                    -----------------------------------------------------------------------------------------------------
                    Swiss Bank Corporation Investment Banking, Inc.,
                    10% CD Sterling Rate Linked Nts., 7/3/95                                      230,000         226,872
                                                                                                              -----------

                    Total Structured Instruments (Cost $2,315,444)                                              2,325,315



- -------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $43,045,753)                                                       99.4%     42,638,089
- -------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                       0.6%        249,652
                                                                                              -----------     -----------
Net Assets                                                                                          100.0%    $42,887,741
                                                                                              -----------     -----------
                                                                                              -----------     -----------


1. Face amount is reported in foreign currency.
2. Non-income producing security.
3. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
4. Represents the current interest rate for a variable rate security.
5. Represents the current interest rate for an increasing rate security.
6. Restricted security-See Note 6 of Notes to Financial Statements.
7. Interest or dividend is paid in kind.
8. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans.  These securities typically decline in price as interest rates decline.  Most other fixed-income securities increase in price when interest rates decline.  The principal amount of the underlying pool represents the notional amount on which current interest is calculated.  The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage backed securities (for example, GNMA pass-throughs).
9. Securities with an aggregate market value of $93,784 are held in escrow to cover outstanding call options, as follows:


                                                                  FACE
                                                                 SUBJECT    EXPIRATION     EXERCISE     PREMIUM    MARKET
VALUE
                                                                 TO CALL       DATE         PRICE       RECEIVED    SEE NOTE 1
- -------------------------------------------------------------------------------------------------------------------------------
                    European OTC Deutsche Mark/U.S. Dollar       332,290     11/4/94       1.50 DEM     $1,599           $981
                    European OTC Deutsche Mark/U.S. Dollar       149,290     11/4/94       1.60 DEM      3,923          4,931
                    European OTC Deutsche Mark/U.S. Dollar       664,581     11/2/94       1.50 DEM      3,087          1,753
                    European OTC Deutsche Mark/U.S. Dollar       298,580     11/2/94       1.60 DEM      7,787          9,950
                    European OTC Deutsche Mark/U.S. Dollar       332,291     11/8/94       1.54 DEM      3,965          4,085
                    European OTC Deutsche Mark/U.S. Dollar       149,290     11/8/94       1.60 DEM      4,060          5,108

                                                                                                       -------        -------
                                                                                                       $24,421        $26,808

                    10. Securities with an aggregate market value of $10,538 are held in escrow to cover initial margin requirements on open interest rate futures sales contracts as follows:


                    TYPE OF CONTRACT                                             NUMBER OF CONTRACTS         FACE
AMOUNT
                    ----------------------------------------------------------------------------------------------------
                    U.S. Treasury Nts., 12/94                                                      1            $101,719

                    The market value of the open contracts was $101,469 at September 30, 1994 with a net unrealized gain of $249.


7   Oppenheimer Strategic Diversified Income Fund


                              ------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------
                              STATEMENT OF ASSETS AND LIABILITIES September 30, 1994
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------

ASSETS                        Investments, at value (cost $43,045,753) - see accompanying statement               $42,638,089
                              ------------------------------------------------------------------------------------------------
                              Cash                                                                                    557,053
                              ------------------------------------------------------------------------------------------------
                              Unrealized appreciation on futures contracts - Note 7                                       249
                              ------------------------------------------------------------------------------------------------
                              Receivables:
                              Interest and dividends                                                                  945,838
                              Shares of beneficial interest sold                                                      217,954
                              Investments sold                                                                         15,108
                              ------------------------------------------------------------------------------------------------
                              Other                                                                                    12,134
                                                                                                                  -----------
                              Total assets                                                                         44,386,425
- ------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                   Options written, at value (premiums received $24,421) - see accompanying
                              statement - Note 4                                                                       26,808
                              ------------------------------------------------------------------------------------------------
                              Payables and other liabilities:
                              Investments purchased                                                                 1,253,551
                              Shares of beneficial interest redeemed                                                   78,804
                              Distribution and service plan fees - Note 5                                              21,780
                              Dividends                                                                               105,799
                              Other                                                                                    11,942
                                                                                                                  -----------
                              Total liabilities                                                                     1,498,684
- ------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                        $42,887,741
                                                                                                                  -----------
                                                                                                                  -----------
- ------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                Paid-in capital                                                                     $43,752,822
NET ASSETS                    ------------------------------------------------------------------------------------------------
                              Undistributed net investment income                                                       4,070
                              ------------------------------------------------------------------------------------------------
                              Accumulated net realized loss from investment, written option
                              and foreign currency transactions                                                      (460,892)
                              ------------------------------------------------------------------------------------------------
                              Net unrealized depreciation on investments, options written and translation of assets and liabilities denominated in foreign
                              currencies                                                                             (408,259)
                              ------------------------------------------------------------------------------------------------
                              Net assets                                                                          $42,887,741
                                                                                                                  -----------
                                                                                                                  -----------
- ------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE               Net asset value, redemption price and offering
PER SHARE                     price per share (based on net assets of $42,887,741 and 8,943,700
                              shares of beneficial interest outstanding)                                               $ 4.80



                              See accompanying Notes to Financial Statements.


8  Oppenheimer Strategic Diversified Income Fund


                              ------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------
                              STATEMENT OF OPERATIONS For the Period from February 1, 1994 (commencement of operations)
                                                      to September 30, 1994
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME             Interest                                                                             $1,296,832
                              Dividends                                                                                 4,250
                                                                                                                   ----------
                              Total income                                                                          1,301,082
- ------------------------------------------------------------------------------------------------------------------------------
EXPENSES                      Service plan fees - Note 5                                                              143,650
                              ------------------------------------------------------------------------------------------------
                              Management fees - Note 5                                                                109,624
                              ------------------------------------------------------------------------------------------------
                              Registration and filing fees                                                             13,505
                              ------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees - Note 5                                   11,481
                              ------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                              11,441
                              ------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                  10,501
                              ------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                       8,957
                              ------------------------------------------------------------------------------------------------
                              Other                                                                                     2,389
                                                                                                                   ----------
                              Total expenses                                                                          311,548
                              ------------------------------------------------------------------------------------------------
                              Less reimbursement from Oppenheimer Management Corporation - Note 5                     (61,005)
                                                                                                                   ----------
                              Net expenses                                                                            250,543
- ------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                               1,050,539
- ------------------------------------------------------------------------------------------------------------------------------
REALIZED AND                  Net realized gain (loss) from:
UNREALIZED GAIN (LOSS)        Investments and options written                                                        (443,166)
ON INVESTMENTS AND            Closing and expiration of option contracts written - Note 4                               5,502
FOREIGN CURRENCY              Foreign currency transactions                                                           (23,228)
TRANSACTIONS                                                                                                       ----------
                              Net realized loss                                                                      (460,892)
                              ------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on:
                              Investments and options written                                                        (555,781)
                              Translation of assets and liabilities denominated in foreign currencies                 147,522
                                                                                                                   ----------
                              Net change                                                                             (408,259)
                                                                                                                   ----------

                              Net realized and unrealized loss on investments, options written and foreign
                              currency transactions                                                                  (869,151)
- ------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               $
181,388
                                                                                                                   ----------
                                                                                                                   ----------



                              See accompanying Notes to Financial Statements.


9  Oppenheimer Strategic Diversified Income Fund


                              ------------------------------------------------------------------------------------------------
                              ------------------------------------------------------------------------------------------------
                              STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                PERIOD ENDED
                                                                                                                SEPTEMBER 30,
                                                                                                                1994(1)
- ------------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------

OPERATIONS                    Net investment income                                                               $ 1,050,539
                              ------------------------------------------------------------------------------------------------
                              Net realized loss on investments, options written and foreign
                              currency transactions                                                                  (460,892)
                              ------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on
                              investments, options written and translation of assets and
                              liabilities denominated in foreign currencies                                          (408,259)
                                                                                                                  -----------
                              Net decrease in net assets resulting from operations                                    181,388
- ------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS TO                  Dividends from net investment income
SHAREHOLDERS                  ($.228 per share)                                                                    (1,046,469)
- ------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST           Net increase in net assets resulting from
TRANSACTIONS                  beneficial interest transactions - Note 2                                            43,752,822
- ------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                    Total increase                                                                       42,887,741
                              ------------------------------------------------------------------------------------------------
                              Beginning of period                                                                          --
                              End of period (including undistributed net investment income of $4,070)             $42,887,741


                              1.  For the period from February 1, 1994 (commencement of operations) to September 30, 1994.



                              See accompanying Notes to Financial Statements.


10  Oppenheimer Strategic Diversified Income Fund


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                              PERIOD ENDED
                                                              SEPTEMBER 30,
                                                              1994(1)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

PER SHARE OPERATING DATA:
Net asset value, beginning of period                                $  5.00
- ----------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                   .23
Net realized and unrealized loss on
investments, options written and foreign currency
transactions                                                           (.20)
                                                                    -------
Total income from investment operations                                 .03
- ----------------------------------------------------------------------------
Dividends from net investment income                                   (.23)
- ----------------------------------------------------------------------------
Net asset value, end of period                                      $  4.80
- ----------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)                                     .58%
- ----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                            $42,888
- ----------------------------------------------------------------------------
Average net assets (in thousands)                                   $22,046
- ----------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                                        8,944
- ----------------------------------------------------------------------------
Ratios to average net assets(3):
Net investment income                                                 7.187%
Expenses, before voluntary reimbursement by the Manager               2.131%
Expenses net of voluntary reimbursement by the Manager                1.714%
- ----------------------------------------------------------------------------
Portfolio turnover rate(4)                                            108.8%

1. For the period from February 1, 1994 (commencement of operations) to September 30, 1994.
2. Assumes a hypothetical initial investment on February 1, 1994, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1994 were $63,604,122 and $21,616,005, respectively.




                 See accompanying Notes to Financial Statements.


11  Oppenheimer Strategic Diversified Income Fund

                      ----------------------------------------------------------
                      ----------------------------------------------------------

                      NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Strategic Diversified Income Fund (the Fund) is a separate series of Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers a single class of shares, designated as Class C shares, which may be subject to a contingent deferred sales charge. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Long-term debt securities which cannot be valued by the approved portfolio pricing service are valued by averaging the mean between the bid and asked prices obtained from two active market makers in such securities. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Securities for which market quotes are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. An option is valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used. Forward foreign currency exchange contracts are valued at the forward rate on a daily basis.

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.
At September 30, 1994, securities with an aggregate market value of $832,577, representing 1.88% of the Fund's total assets were in default.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund generally enters into forward currency exchange contracts as a hedge, upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions. A forward exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Risks may arise from the potential inability of the counterparty to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.


REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

OPTIONS WRITTEN. The Fund may write covered call and put options. When an option is written, the Fund receives a premium and becomes obligated to sell the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or purchasing a security at a price different from the current market value. All securities covering call options written are held in escrow by the custodian bank and the Fund maintains liquid assets sufficient to cover written put options in the event of exercise by the holder.

FEDERAL INCOME TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.


OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.



2. SHARES OF BENEFICAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                    PERIOD ENDED
                                                    SEPTEMBER 30, 1994(1)
                                                    ----------------------
                                                    SHARES         AMOUNT
                              --------------------------------------------------
                              Sold                  9,579,653      $46,855,355
                              Dividends Reinvested    132,003          640,038
                              Redeemed               (767,956)      (3,742,571)
                                                    ----------     ------------
                              Net increase          8,943,700      $43,752,822
                                                    ----------     ------------
                                                    ----------     ------------


1. For the period from February 1, 1994 (commencement of operations) to September 30, 1994.

3. UNREALIZED GAINS AND LOSSES
ON INVESTMENTS
At September 30, 1994, net unrealized depreciation on investments and options written of $409,802 was composed of gross appreciation of $382,008, and gross depreciation of $791,810.

4. OPTION ACTIVITY
Option activity for the period from February 1, 1994 (commencement of operations) to September 30, 1994 was as follows:


                                                           CALL OPTIONS                PUT OPTIONS
                                                           ------------------------    --------------------------
                                                           NUMBER OF      AMOUNT OF    NUMBER OF       AMOUNT OF
                                                           OPTIONS        PREMIUMS     OPTIONS         PREMIUMS

                              -----------------------------------------------------------------------------------
                              Options written               1,926,322     $ 24,421          3,132      $ 5,502
                              Options expired prior
                              to exercise                          --           --         (3,132)      (5,502)
                                                           -----------    ---------    -----------     --------
                              Options outstanding at
                              September 30, 1994            1,926,322     $ 24,421             --       $    --
                                                           -----------    ---------    -----------     --------
                                                           -----------    ---------    -----------     --------

- -----------------------------------------------------------------------
- ---------

5. MANAGEMENT FEES
OTHER TRANSACTIONS WITH
AFFILIATES
Management fees paid to the Manager were in acordance with the investment advisory agreement and with the Fund which provides for an annual fee of
 .75% on the first $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses. In addition, the Manager has voluntarily undertaken to reimburse Fund expenses to the level needed to maintain a stable dividend.

During the eight months ended September 30, 1994, Oppenheimer Funds Distributor, Inc. (OFDI) received contingent deferred sales charges of $18,270 upon redemption of Fund shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

Under an approved distribution and service plan, the Fund may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other financial institutions. In addition, the Fund's shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Fund shares sold prior to termination or discontinuance of the plan. During the period ended September 30, 1994, OFDI retained $143,650 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.
- -----------------------------------------------------------------------
- ---------

6.RESTRICTED SECURITIES
The Fund owns securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the Act). The securities are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $2,788,831, or 6.5% of the Fund's net assets, at September 30, 1994. Illiquid and/or restricted securities, including those restricted securities that are transferable under Rule 144A of the Act are listed below.


                                                                                                                VALUATION PER
                                                                                      ACQUISITION    COST       UNIT AS OF
                              SECURITY                                                DATE           PER UNIT   SEPTEMBER 30, 1994
                              ----------------------------------------------------------------------------------------------------
                              Argentina Local Market Securities Trust:
                              Series I, 14.75%, 9/1/02(1)                                 9/19/94     $ 98.83         $100.00
                              Series II, 11.30%, 4/1/00(1)                                8/24/94     $100.00         $100.76
                              Banco Ganadero S.A., 9.75%, 8/26/99(1)                      8/10/94     $ 99.58         $100.75
                              Bayerische Landesbank, N.Y. Branch, Mexican Peso
                              Linked Confidence Nt., Girozentrale Branch,
                              35.50%, 12/30/94                                            9/23/94     $100.00         $ 98.25
                              Celcaribe S.A.(1)                                           5/17/94     $119.00         $122.23
                              Celcaribe S.A., 0%/13.50% Sr. Sec. Nts., 3/15/04(1)         5/17/94     $ 63.34         $ 63.37
                              Empresa Columbiana de Petroleos, Nts., 7.25%,
                              7/8/98(1)                                                   4/25/94     $ 93.92         $ 95.38
                              Lehman Brothers Holdings, Inc., Standard &
                              Poor's 500 Index-Linked Nts:
                              4.85%, 11/25/94                                             8/24/94     $139.00         $143.08
                              4.9125%, 12/14/94                                           9/13/94     $137.00         $138.02
                              Morocco (Kingdom of) Loan Participation
                              Agreements:
                              Tranche A, 4.50%, 1/1/09                             3/4/94-4/21/94     $ 70.29         $ 73.00
                              Tranche B, 4.312%, 1/1/04                                   5/25/94     $ 80.50         $ 77.19
                              Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(1)            6/17/94     $100.00         $100.00
                              Pulsar International, S.A. de C.V., 9%, 9/19/95             9/16/94     $ 99.63         $100.00
                              Terex Corp. Rts., Exp. 7/96(1)                              6/28/94     $  1.49         $  1.50
                              United Mexican States, Petacalco Topolobampo
                              Trust, Sr. Sec. Unsub. Nts., 8.125%, 12/15/03(1)            8/22/94     $ 88.96         $ 85.88
                              Venezuela (Republic of):
                              6.75% Debs., 9/20/95(1)                              4/7/94-5/19/94     $ 96.44         $ 94.88
                              9% Sr. Unsec. Unsub. Nts., 5/27/96(1)                5/3/94-5/19/94     $ 96.98         $ 93.63

                              1. Transferable under Rule 144A of the Act.

- --------------------------------------------------
                              NOTES TO FINANCIAL STATEMENTS (Continued)
- -----------------------------------------------------------------------
- ---------




7.  FUTURES CONTRACTS
At September 30, 1994, the Fund had outstanding futures contracts to sell debt securities as follows:


                                                        EXPIRATION    NUMBER OF       VALUATION AS OF           UNREALIZED
                              SECURITY                   DATE         CONTRACTS      SEPTEMBER 30, 1994
APPRECIATION
                              -----------------------------------------------------------------------------------------------
                              U.S. Treasury Nts.,
                              12/94                     12/20/94              1            $101,469                  $249

Appendix

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

________________________
* For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, gas utilities and gas transmission utilities each will be considered a separate industry.

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048

Transfer Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     Deloitte & Touche LLP
     1560 Broadway
     Denver, Colorado 80202

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202

Oppenheimer Strategic Income Fund
Semiannual Report March 31, 1995

"We want our money to work hard, but we're concerned about risk."

Appendix photo: man and woman at flower show

[Oppenheimer Funds Logo]

This Fund is for people who want high income from an investment that's strategically designed to lower risk.

News

"Over the trailing three-year period, the fund has been one of the top-performing strategic-income offerings. This fund has a lot to offer one-stop fixed-income shoppers."
                                                       Morningstar Mutual Funds
                                                                        12/9/94

"The Fund's Class A shares are ranked HHHH among 189 hybrid funds as of 3/31/95.(1)

How Your Fund Is Managed

Oppenheimer Strategic Income Fund seeks high current income by strategically allocating its assets among three sectors: U.S. government issues, foreign fixed income securities and higher-yielding, lower-rated corporate bonds. Strategic investing gives the Fund's managers the flexibility to shift assets among three fixed income sectors to capitalize on worldwide investment opportunities. At the same time, allocating the Fund's assets among three distinct fixed income sectors can provide the diversification necessary to lower risk.

Performance

Total returns at net asset value for the 6 months ended 3/31/95 for Class A and B shares were -0.42% and -1.01%, respectively.(2)

Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 3/31/95 and since inception of the Class on 10/16/89 were -4.38%, 9.00% and 8.90%, respectively. For Class B shares, average annual total returns for the 1-year period ended 3/31/95 and since inception of the Class on 11/30/92 were -4.96% and 5.06%, respectively.(3)

Outlook

"The outlook for the bond market is more positive today than it has been in some time, both in terms of income and potential total returns. The Fund's ability to shift assets strategically among market sectors worldwide remains a major advantage for shareholders in the current environment. It allows us to seek high yields, while keeping portfolio risks under careful control."

                               David Negri and Art Steinmetz, Portfolio Managers
                                                                  March 31, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Source: Morningstar Mutual Funds, 3/31/95. Morningstar, Inc., an independent mutual fund monitoring service, produces proprietary monthly rankings of funds in broad investment categories (equity, taxable bond, tax-exempt bond, or "hybrid") based on risk-adjusted investment return, after considering sales charges and expenses. Investment return measures a fund's (or class's) 3-, 5-, and 10-year (depending on the inception of the class or fund) average annual total returns in excess of 90-day U.S. Treasury bill returns. Risk measures a fund's (or class's) performance below 90-day U.S. Treasury bill returns. Risk and returns are combined to produce star rankings, reflecting performance relative to the average fund in a fund's category. Five stars is the highest ranking (top 10%), 4 stars is "above average" and 1 star is the lowest (bottom 1%). The 4-star current ranking is a weighted average of the 3- and 5-year rankings for the class, which were both 4 stars, weighted 40%/60%. The Fund was ranked among 189 hybrid funds. Rankings are subject to change. The Fund's Class A and Class B shares have the same portfolio.

2. Based on the change in net asset value per share for the periods shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Class A returns show results of hypothetical investments on 4/1/94, 4/1/90, and 10/16/89 (inception of class), after deducting the current maximum initial sales charge of 4.75%. Class B returns show results of hypothetical investments on 4/1/94 and 11/30/92 (inception of class) and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). An explanation of the different total returns is in the Fund's prospectus.

2 Oppenheimer Strategic Income Fund

Dear OppenheimerFunds Shareholder,

1994 was marked by one of the greatest tests the bond markets faced in more than six decades. As the U.S. Federal Reserve undertook the most aggressive moves in its history to raise interest rates, bond prices and bond mutual funds declined across the board. Changing interest rates are a fact of life and they affect the short-term performance of all bond markets. That is why we believe the best measure of any fixed income mutual fund is its performance over the long term. And we believe the long-term outlook for the bond markets is very positive.

To see how greatly the U.S. bond market has improved since last fall, we need look no further than the market's reaction to the Fed's most recent short-term rate increase in February. While the markets had already anticipated this move, unlike previous rate increases, long-term interest rates continued to decline and bonds rallied further. Although the Fed could raise rates again, we believe that this positive environment will prove more than momentary as a result of several factors.

First, concerns about the effects of inflation on bond prices are fading fast. By most indicators, economic growth is slowing to a pace that can be sustained without reigniting inflation or causing a recession. Second, at current prices, intermediate and long-term bonds are producing some of the best inflation-adjusted returns in years. With the actual inflation rate running just over 3 percent today, many fixed income investors are clearly being rewarded. Attracted by the strong, real returns intermediate and long-term bonds offer, investors are returning to bonds in a significant way. This rising demand is providing solid support for bond prices. Third, as the Fed concludes its tightening efforts and recent reports suggest that point is near-long-term interest rates will likely stay within their current range, and could decline further. Of course, rates could rise later this year if future reports indicate that the economy isn't slowing as quickly as it seems to be today; however, we believe that over the longer term, the downward trend of rates will continue.

Two uncertainties affecting the fixed income markets are foreign investors' attitudes toward U.S. debt and the weakness of the U.S. dollar abroad relative to other major currencies. But investors' attitudes overseas and the dollar's decline, in our view, should prove temporary. Both have been driven by the government's moves to support the Mexican peso, a widening trade deficit, and Congress's apparent inability to limit the Federal budget deficit.

We believe the trade deficit will narrow with increasing U.S. exports as European economies come out of recession and emerging world markets stabilize. Additionally, the need to support the peso has begun to decline as Mexico's tough domestic economic policy has gained credibility. Finally, we are confident that Congress will be able to get the budget deficit issue dealt with because Americans are demanding it.

Of course, no one can predict the future with perfect clarity. The bond markets are always subject to fluctuations and, as we saw in 1994, the shifts can sometimes be sharp. Overall, however, we believe the outlook for the bond markets today appears positive.

Your portfolio manager discusses the outlook for your Fund on the following pages. We appreciate your trust, and we'll continue to do our best to help you meet your long-term investment objectives.

James C. Swain               Jon S. Fossel
April 24, 1995

James C. Swain
Chairman
Oppenheimer
Strategic Income Fund

Jon S. Fossel
President
Oppenheimer
Strategic Income Fund

3 Oppenheimer Strategic Income Fund

Q + A

An interview with your Fund's managers.

Q What's your outlook for the Fund?

Investments in emerging markets historically have played an important role in the Fund's portfolio. Did the devaluation of the peso affect your strategy? It certainly did with regard to Mexico itself, where we have drastically reduced our positions. And it had a short-term negative impact on performance.

In other emerging markets, however, we think the perception of risk has been exaggerated. We've reduced our emerging-market holdings as a defensive measure, but for the most part we've redirected our investments among emerging markets, to countries like Morocco and Poland, with relatively stronger markets and economies, and where attractive yields should compensate for perceived risks. We also continue to maintain positions in several other markets that were not significantly affected by the turmoil in Mexico. (1)

These markets don't, of course, develop in straight lines. Foreign investments are always subject to adverse market changes as a result of currency fluctuations, and sometimes the shifts can be sharp. But over time, we expect that the long-term returns will more than compensate for temporary risks, especially when these investments are part of a diversified portfolio.

Have changes in interest rates and the economy affected your allocations among the U.S. government and high yield corporate sectors?

While where we allocate the Fund's assets among fixed income sectors is critical to producing good returns, how we allocate assets within each sector is just as important to meeting the Fund's objectives. For example, last year, when interest rates were rising and the economy was gaining strength, our strategy was to decrease the impact of interest-rate risk by shortening Treasury maturities and investing in corporate bonds with stronger prospects than their credit ratings suggested.

That strategy worked well for us, but today, as the economic expansion and interest rates approach what we believe will be their peak, we're revers-

1. The Fund's portfolio is subject to change.

4 Oppenheimer Strategic Income Fund
ing that strategy. With interest rates poised to fall and the economy slowing, we're extending Treasury maturities and upgrading the quality of the high yield portion of the portfolio.

Have you made any changes in the types of bonds you're buying in the high yield sector of the portfolio?

While we think the expansion phase of the economic cycle is drawing to a close, cyclical companies continue to do well, and we are still focusing on industrial companies whose earnings benefit in the later stages of the economic cycle.

At the same time, however, there's little doubt the Fed's efforts to control inflation are slowing the economy. For high yield issuers, that means earnings and cash flow may come under pressure, and we've been managing the Fund's high yield sector more conservatively, focusing on issuers' financial strength and orienting the portfolio toward relatively higher quality. Of course, investments in high yield bonds are subject to greater risk that the issuer will default in principal or interest payments. Our focus on quality, however, helps reduce that risk.

Has the recent weakness of the dollar affected the Fund?

It has to some extent. The dollar's decline was driven largely by the U.S. government's attempt to support Mexico by buying peso-denominated securities. As our government pumped U.S. dollars into the system, and as the supply of dollars rose, their value fell. But as investors sought stability, other markets and currencies, notably Germany and the mark, benefitted. Currency declines affecting one sector of the Fund were largely offset by currency gains in Europe.

What's your outlook for the Fund?

The Fund's flexibility and diversification should continue to help us manage risk and seek solid returns. And now that the prospects for the bond markets in general are positive, we believe that the Fund is positioned for good performance in 1995.

Facing page
Top left: Art Steinmetz,
Portfolio Manager

Top right: The trading desk

Bottom: Eva Zeff, Assistant VP
Fixed Income Investments
Portfolio Management Team

This page
Top: Ashwin Vasan, VP
Fixed Income Investments
Portfolio Management Team

Bottom: David Negri,
Portfolio Manager

A Flexibility and diversification should continue to help us manage risk and seek solid returns.

5 Oppenheimer Strategic Income Fund

                         Statement of Investments   March 31, 1995 (Unaudited)

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
==========================================================
==========================================================
================
Certificates of Deposit--1.6%
- ------------------------------------------------------------------------------------------------------------------------------------
                         Citibank CD:
                         10.50%, 7/14/95(2) ARA                                                  $     7,400,000     $     7,401,821
                         -----------------------------------------------------------------------------------------------------------
                         10.75%, 11/20/95--11/21/95(2) CLP                                         2,735,851,960           6,779,462
                         -----------------------------------------------------------------------------------------------------------
                         13%, 11/13/95(2) CLP                                                        970,588,931           2,405,127
                         -----------------------------------------------------------------------------------------------------------
                         15%, 8/28/95(2) CLP                                                       1,166,000,000           2,889,357
                         -----------------------------------------------------------------------------------------------------------
                         16%, 5/3/95--8/17/95(2) CLP                                               9,007,661,571          22,321,053
                         -----------------------------------------------------------------------------------------------------------
                         16.25%, 5/30/95(2) CLP                                                    1,988,563,369           4,927,674
                         -----------------------------------------------------------------------------------------------------------
                         16.50%, 7/12/95(2) CLP                                                    2,558,400,000           6,339,733
                         -----------------------------------------------------------------------------------------------------------
                         Indonesia (Republic of) CD, Bank Negara, Zero Coupon, 4/24/95 IDR        56,500,000,000
24,986,983
                                                                                                                     ---------------
                         Total Certificates of Deposit (Cost $77,911,253)                                                 78,051,210

==========================================================
==========================================================
================
Mortgage-Backed Obligations--11.8%
- ------------------------------------------------------------------------------------------------------------------------------------
Government Agency--8.9%
- ------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/
Sponsored--6.2%          Federal Home Loan Mortgage Corp., Series 176, Cl. F, 8.95%, 3/15/20          16,988,000
17,290,726
                         -----------------------------------------------------------------------------------------------------------
                         Federal National Mortgage Assn.:
                         Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment
                         Conduit Pass-Through Certificates, 10.50%, 11/25/20                          38,400,000          43,535,613
                         Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates,
                         Trust 1993-87, Cl. S, Inverse Floater, 4.875%, 6/25/23(3)                    28,806,289          14,457,157
                         Interest-Only Stripped Mtg.-Backed Security:
                         Trust 221, Cl. 2, 7.50%, 5/25/23(4)                                         179,107,604          63,835,070
                         Trust 222, Cl. 2, 7%, 6/25/23(4)                                             97,830,154          34,821,420
                         Trust 240, Cl. 2, 7%, 9/25/23(4)                                            189,670,144          68,696,156
                         Trust 258, Cl. 2, 7%, 3/25/24(4)                                             34,471,293          12,097,270
                         Principal-Only Stripped Mtg.-Backed Security, Series 1993-253,
                         Cl. G, Zero Coupon, 11/25/23(5)                                               7,802,220           3,966,941
                         Series 1994-83, Cl. Z, 7.50%, 6/25/24                                        33,168,748          28,013,994
                                                                                                                     ---------------
                                                                                                                         286,714,347

- ------------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed--2.7%    Government National Mortgage Assn., 7.50%, 4/1/25--6/1/25(6)                123,500,000
 126,085,781
- ------------------------------------------------------------------------------------------------------------------------------------
Private--2.9%
- ------------------------------------------------------------------------------------------------------------------------------------
Agricultural--0.2%       Prudential Agricultural Credit, Inc., Farmer Mac Agricultural
                         Real Estate Trust Sr. Sub. Mtg. Pass-Through Certificates, Series 1992-2:
                         Cl. B2, 8.961%, 1/15/03(7)(8)                                                 5,720,249           4,342,921
                         Cl. B3, 9.294%, 4/15/09(7)(8)                                                 5,635,220           4,205,371
                                                                                                                     ---------------
                                                                                                                           8,548,292

- ------------------------------------------------------------------------------------------------------------------------------------
Commercial--1.1%         Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5:
                         Cl. B3, 7%, 4/25/23                                                           1,653,341           1,142,356
                         Cl. B4, 7%, 4/25/23(8)                                                        1,594,295             223,201
                         -----------------------------------------------------------------------------------------------------------
                         CS First Boston Mortgage Securities Corp., Mtg. Pass-Through
                         Certificates, Cl. 1E-1, 11%, 2/15/14(9)                                      12,000,000          11,637,588
                         -----------------------------------------------------------------------------------------------------------
                         FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
                         Certificates, Series 1994-C1:
                         Cl. 2-D, 8.70%, 9/25/25(8)                                                    2,500,000           2,452,344
                         Cl. 2-E, 8.70%, 9/25/25(8)                                                    2,500,000           2,366,406
                         Cl. 2-G, 8.70%, 9/25/25                                                       4,870,000           4,443,875


6 Oppenheimer Strategic Income Fund

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Commercial (continued)   Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                         Series 1992-CHF, Cl. C, 8.25%, 12/25/20                                 $     1,740,537     $     1,713,191
                         Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                       9,890,259           9,609,005
                         Series 1993-C1, Cl. B, 8.75%, 5/25/24                                         7,572,000           7,564,901
                         Series 1993-C1, Cl. D, 9.45%, 5/25/24                                         6,370,007           6,332,185
                         Series 1993-C2, Cl. E, 8.50%, 3/25/25                                           137,688             131,880
                         Series 1994-C2, Cl. D, 8%, 4/25/25                                            1,988,211           1,871,090
                         Series 1994-C1, Cl. E, 8%, 6/25/26                                            4,875,808           3,728,470
                                                                                                                     ---------------
                                                                                                                          53,216,492

- ------------------------------------------------------------------------------------------------------------------------------------
Multi-Family--1.0%       Countrywide Funding Corp., Series 1993-12, Cl. B1, 6.625%, 2/25/24            3,500,000
2,855,781
                         -----------------------------------------------------------------------------------------------------------
                         Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
                         Series 1991-M6, Cl. B4, 6.45%, 6/25/21(7)                                    10,573,125          10,199,762
                         Series 1992-M4, Cl. B, 7.20%, 9/25/21                                         4,468,291           4,369,850
                         Series 1994-C1, Cl. C, 8%, 6/25/26                                            8,000,000           7,658,750
                         Series 1994-C2, Cl. E, 8%, 4/25/25                                           19,595,191          16,407,911
                         Series 1994-C2, Cl. G, 8%, 4/25/25                                            3,917,480           2,916,437
                                                                                                                     ---------------
                                                                                                                          44,408,491

- ------------------------------------------------------------------------------------------------------------------------------------
Residential--0.6%        Chase Mortgage Finance Corp.:
                         Nts., 6.75%, 2/25/25(9)                                                         706,397             472,845
                         Nts., 6.75%, 3/25/25(9)                                                         844,890             565,549
                         Sub. Mtg. Pass-Through Certificates, Series 1994-1:
                         Cl. B-10, 6.601%, 3/25/25(9)                                                  1,075,853             739,986
                         Cl. B-8, 6.601%, 3/25/25(9)                                                   2,151,707           1,500,816
                         Cl. B-9, 6.601%, 3/25/25(9)                                                   2,151,707           1,492,747
                         -----------------------------------------------------------------------------------------------------------
                         CMC Security Corp. III, Collateralized Mtg. Obligation,
                         Series 1994-E, Cl. E-B3, 6.50%, 3/25/24(9)                                    4,932,128           3,160,030
                         -----------------------------------------------------------------------------------------------------------
                         GE Capital Mortgage Services, Inc., Sub. Bonds:
                         Series 1994-10, Cl. B3, 6.50%, 3/25/24(9)                                     4,738,823           3,145,394
                         Series 1994-11, Cl. B3, 6.50%, 4/25/24(9)                                     3,151,273           2,101,006
                         Series 1994-7, Cl. B3, 6%, 2/25/09                                            1,552,394           1,120,636
                         -----------------------------------------------------------------------------------------------------------
                         Prudential Home Mortgage Securities Corp., Sub. Fixed Rate Mtg.
                         Securities, Real Estate Mtg. Investment Conduit Pass-Through
                         Certificates, Series 1995-A, Cl. B2, 8.684%, 3/28/25(9)                       5,437,000           5,340,153
                         -----------------------------------------------------------------------------------------------------------
                         SKW Real Estate L.P.,  Sec. Nt.,
                         Cl. D, 9.05%, 4/15/04(7)(9)                                                   9,500,000           9,378,281
                                                                                                                     ---------------
                                                                                                                          29,017,443
                                                                                                                     ---------------
                         Total Mortgage-Backed Obligations (Cost $547,015,912)                                           547,990,846

==========================================================
==========================================================
================
U.S. Government Obligations--31.5%
- ------------------------------------------------------------------------------------------------------------------------------------
Treasury--31.5%          U.S. Treasury Bonds:
                         7.125%, 2/15/23                                                             100,000,000          95,656,189
                         7.50%, 11/15/24                                                              21,000,000          21,072,175
                         7.875%, 2/15/21(10)(11)                                                     222,500,000         229,939,708
                         8.125%, 8/15/19--8/15/21                                                    134,157,000         142,654,573
                         8.75%, 8/15/00                                                              143,500,000         153,948,506
                         10.375%, 5/15/95                                                            122,500,000         123,112,500
                         11.50%, 11/15/95                                                             51,150,000          52,748,438
                         11.625%, 11/15/02                                                           138,279,000         173,885,843
                         13.375%, 8/15/01                                                             72,000,000          94,612,456


7 Oppenheimer Strategic Income Fund

Statement of Investments (Unaudited) (Continued)

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Treasury (continued)     U.S. Treasury Nts.:
                         8.875%, 11/15/97                                                        $   128,719,000     $   134,752,703
                         9.375%, 4/15/96                                                              67,100,000          68,966,249
                         10.50%, 8/15/95                                                             101,695,000         103,283,984
                         11.25%, 5/15/95(10)(11)                                                      68,000,000          68,403,708
                                                                                                                     ---------------
                         Total U.S. Government Obligations (Cost $1,530,543,776)                                       1,463,037,032

==========================================================
==========================================================
================
Foreign Government Obligations--19.5%
- ------------------------------------------------------------------------------------------------------------------------------------
Argentina--0.9%          Argentina (Republic of):
                         Bonos de Consolidacion de Deudas:
                         Bonds, Series I, 3.032%, 4/1/01(7)(12) ARA                                      298,090             100,450
                         Bonds, Series I, 6.062%, 4/1/01(7)(12)                                        8,265,641           4,350,745
                         Bonds, Series I, 6.062%, 4/1/07(7)(12)                                          873,796             328,586
                         Bonos del Tesoro:
                         Bonds, Series II, 6.188%, 9/1/97(7)                                          16,486,500          13,945,485
                         Bonds, Series I, 6.188%, 5/31/96(7)                                           4,578,000           4,237,108
                         Par Bonds, 4.25%, 3/31/23(13)                                                35,000,000          14,284,375
                                                                                                                     ---------------
                                                                                                                          37,246,749

- ------------------------------------------------------------------------------------------------------------------------------------
Australia--2.7%          First Australia National Mortgage Acceptance Corp. Ltd. Bonds,
                         Series 17, 15%, 7/15/02 AUD                                                   2,370,000           1,907,099
                         -----------------------------------------------------------------------------------------------------------
                         New South Wales Treasury Corp. Gtd.:
                         Bonds, 12%, 12/1/01 AUD                                                      22,803,000          18,359,013
                         Exch. Bonds, 12%, 12/1/01 AUD                                                38,250,000          30,802,061
                         -----------------------------------------------------------------------------------------------------------
                         Queensland Treasury Corp. Gtd. Nts., 8%, 8/14/01 AUD                         78,780,000          52,425,377
                         -----------------------------------------------------------------------------------------------------------
                         Western Australia Treasury Corp. Gtd. Bonds, 12%, 8/1/01 AUD                 30,010,000
24,079,143
                                                                                                                     ---------------
                                                                                                                         127,572,693

- ------------------------------------------------------------------------------------------------------------------------------------
Brazil--0.7%             Brazil (Federal Republic of):
                         Interest Due and Unpaid Bonds, 7.813%, 1/1/01(7)                              1,309,500             960,641
                         Nts., Banco Estado Minas Gerais:
                         10%, 1/15/96                                                                 14,870,000          13,717,575
                         7.875%, 2/10/99(9)                                                            4,000,000           2,540,000
                         8.25%, 2/10/00                                                                9,000,000           5,535,000
                         8.25%, 2/10/00(9)                                                             2,000,000           1,362,500
                         -----------------------------------------------------------------------------------------------------------
                         Petroquimica do Nordeste Sr. Unsec. Unsub. Nts., 9.50%, 10/19/01             11,850,000          10,428,000
                                                                                                                     ---------------
                                                                                                                          34,543,716

- ------------------------------------------------------------------------------------------------------------------------------------
Colombia--0.4%           Colombia (Republic of) 1989--1990 Integrated Loan Facility Bonds:
                         6.75%, 7/1/01(7)(8)                                                          16,131,048          13,953,358
                         7.937%, 10/26/03(7)(8)                                                        8,089,264           6,835,428
                                                                                                                     ---------------
                                                                                                                          20,788,786

- ------------------------------------------------------------------------------------------------------------------------------------
Denmark--0.9%            Denmark (Kingdom of) Bonds, 9%, 11/15/00 DKK                                215,000,000
40,265,801
- ------------------------------------------------------------------------------------------------------------------------------------
Ecuador--0.3%            Ecuador (Republic of) Bonds, 7.25%, 2/28/25(7)                               36,500,000          16,242,500
- ------------------------------------------------------------------------------------------------------------------------------------
Germany--0.9%            Germany (Republic of) Gtd. Federal Government Debs., 9%, 10/20/00 DEM        52,000,000
   41,892,828
- ------------------------------------------------------------------------------------------------------------------------------------
Great Britain--3.4%      United Kingdom Treasury Nts.:
                         12%, 11/20/98 GBP                                                            43,743,000          79,174,995
                         13%, 7/14/00 GBP                                                             34,090,000          65,832,758
                         9%, 3/3/00 GBP                                                                7,800,000          12,986,523
                                                                                                                     ---------------
                                                                                                                         157,994,276

8 Oppenheimer Strategic Income Fund

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Mexico--1.6%             Banco Nacional de Comercio Exterior SNC International Finance
                         BV Gtd. Matador Bonds:
                         13%, 1/29/97 ESP                                                          1,250,000,000     $     9,461,801
                         12.65%, 6/21/98 ESP                                                       3,028,000,000          19,886,260
                         -----------------------------------------------------------------------------------------------------------
                         Bonos de la Tesoreria de la Federacion, Zero Coupon:
                         4/20/95                                                                       1,313,000           1,291,766
                         5/4/95                                                                        1,050,000           1,020,408
                         -----------------------------------------------------------------------------------------------------------
                         United Mexican States:
                         Banco Nacional de Comercio Exterior SNC International Finance
                         BV Gtd. Matador Bonds, 12.25%, 12/3/98 GBP                                    8,500,000          12,858,357
                         Combined Facility 2, Loan Participation Agreement, Tranche A,
                         7.625%, 3/20/99(7)(8)                                                         1,083,614             612,242
                         Gtd. Matador Bonds, Bankpesca Restructured Sov. Loan,
                         7.562%, 10/26/06(7)(8)                                                        5,237,680           2,789,065
                         Nacional Financiera SNC Nts., 13.60%, 4/2/98 ESP                          1,395,000,000           9,881,245
                         Petacalco Topolobampo Trust Sr. Sec. Unsub. Nts.:
                         8.125%, 12/15/03                                                             10,975,000           5,432,625
                         8.125%, 12/15/03(9)                                                           1,950,000             965,250
                         Petroleos Mexicanos Gtd. Medium-Term Nts., 7.60%, 6/15/00                    14,310,000           8,729,100
                                                                                                                     ---------------
                                                                                                                          72,928,119

- ------------------------------------------------------------------------------------------------------------------------------------
Morocco--1.6%            Morocco (Kingdom of) Loan Participation Agreement:
                         Tranche A, 7.375%, 1/1/09(7)                                                 88,450,000          51,522,125
                         Tranche B, 7.375%, 1/1/04(7)                                                 33,800,000          21,336,250
                                                                                                                     ---------------
                                                                                                                          72,858,375

- ------------------------------------------------------------------------------------------------------------------------------------
New Zealand--2.9%        International Bank for Reconstruction and Development Bonds,
                         12.50%, 7/25/97 NZD                                                          65,320,000          46,402,331
                         -----------------------------------------------------------------------------------------------------------
                         New Zealand (Republic of) Bonds:
                         10%, 7/15/97 NZD                                                            108,531,000          73,358,277
                         8%, 11/15/95 NZD                                                             22,700,000          14,744,339
                                                                                                                     ---------------
                                                                                                                         134,504,947

- ------------------------------------------------------------------------------------------------------------------------------------
Poland--0.5%             Poland (Republic of):
                         Disc. Bonds, 6.812%, 10/27/24(7)                                             10,500,000           6,772,500
                         Past Due Interest Bonds, 3.25%, 10/27/14(13)                                 39,250,000          15,650,938
                                                                                                                     ---------------
                                                                                                                          22,423,438

- ------------------------------------------------------------------------------------------------------------------------------------
South Africa--0.6%       South Africa (Republic of) Loan Participation Agreements, Eskom:
                         7.375%, 4/15/98(7)(8)                                                         2,421,839           2,246,256
                         7.875%, 2/9/00(7)(8)                                                          9,590,909           9,087,387
                         7.875%, 9/15/99(7)(8)                                                         7,721,056           7,180,582
                         8.625%, 1/5/98(7)(8)                                                          7,500,000           7,087,500
                                                                                                                     ---------------
                                                                                                                          25,601,725

- ------------------------------------------------------------------------------------------------------------------------------------
Spain--1.2%              Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
                         10.25%, 11/30/98 ESP                                                      7,319,000,000          55,211,953

- ------------------------------------------------------------------------------------------------------------------------------------
Supranational--0.0%      Corporacion Andina de Fomento Sr. Unsec. Debs.:
                         6.625%, 10/14/98                                                              1,250,000           1,143,750
                         7.25%, 4/30/98                                                                1,030,000             952,750
                                                                                                                     ---------------
                                                                                                                           2,096,500
9 Oppenheimer Strategic Income Fund

Statement of Investments (Unaudited) (Continued)

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Venezuela--0.9%          Bariven SA Sr. Nts., Gtd. by Petroleos de Venezuela, 9.50%, 12/10/96    $       500,000
$483,125
                         -----------------------------------------------------------------------------------------------------------
                         Venezuela (Republic of):
                         Debs., 6.75%, 9/20/95                                                         1,200,000           1,176,000
                         Debs., 8.313%, 12/29/95(7)                                                    5,365,714           4,976,700
                         Debs., 9%, 5/27/96                                                           23,025,000          21,758,623
                         Debs., 9.125%, 3/11/96                                                        7,500,000           7,059,375
                         Debs., Banco Venezuela TCI, Zero Coupon, 12/13/98(8)                          7,908,048           4,942,530
                         Unsub. Nts., 8.237%, 9/20/95(7)                                               2,500,000           2,418,750
                                                                                                                     ---------------
                                                                                                                          42,815,103
                                                                                                                     ---------------
                         Total Foreign Government Obligations (Cost $926,488,025)                                        904,987,509

==========================================================
==========================================================
================
Corporate Bonds and Notes--33.5%
- ------------------------------------------------------------------------------------------------------------------------------------
Basic Industry--4.1%
- ------------------------------------------------------------------------------------------------------------------------------------
Chemicals--1.0%          Carbide/Graphite Group, Inc., 11.50% Sr. Nts., 9/1/03                        13,000,000
13,585,000
                         -----------------------------------------------------------------------------------------------------------
                         Georgia Gulf Corp., 15% Sr. Sub. Nts., 4/15/00                                  500,000             500,000
                         -----------------------------------------------------------------------------------------------------------
                         NL Industries, Inc.:
                         0%/13% Sr. Sec. Disc. Nts., 10/15/05(14)                                     13,450,000           8,809,750
                         11.75% Sr. Sec. Nts., 10/15/03                                                3,500,000           3,596,250
                         -----------------------------------------------------------------------------------------------------------
                         Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(9)                              3,900,000           3,783,000
                         -----------------------------------------------------------------------------------------------------------
                         Quantum Chemical Corp., 10.375% Fst. Mtg. Nts., 6/1/03                        3,500,000           3,868,805
                         -----------------------------------------------------------------------------------------------------------
                         Sherritt, Inc., 11% Debs., 3/31/04 CAD                                       10,000,000           6,879,344
                         -----------------------------------------------------------------------------------------------------------
                         UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05(9)                  4,000,000           4,215,000
                                                                                                                     ---------------
                                                                                                                          45,237,149

- ------------------------------------------------------------------------------------------------------------------------------------
Containers--0.3%         Calmar Spraying Systems, Inc., 14% Sr. Sub. Disc. Nts., 2/15/99               3,850,000
3,893,313
                         -----------------------------------------------------------------------------------------------------------
                         Calmar, Inc., 12% Sr. Sec. Nts., 12/15/97                                     7,000,000           7,105,000
                         -----------------------------------------------------------------------------------------------------------
                         Owens-Illinois, Inc.:
                         10% Sr. Sub. Nts., 8/1/02                                                     1,150,000           1,155,750
                         11% Sr. Debs., 12/1/03                                                          750,000             804,375
                                                                                                                     ---------------
                                                                                                                          12,958,438

- ------------------------------------------------------------------------------------------------------------------------------------
Metals/Mining--0.5%      Horsehead Industries, Inc.:
                         14% Sub. Nts., 6/1/99                                                         3,050,000           3,126,250
                         15.75% Sr. Sub. Nts., 6/1/97                                                  4,566,000           4,725,810
                         -----------------------------------------------------------------------------------------------------------
                         Kaiser Aluminum & Chemical Corp.:
                         12.75% Sr. Sub. Nts., 2/1/03                                                  2,800,000           2,898,000
                         9.875% Sr. Nts., 2/15/02                                                     14,775,000          13,888,500
                                                                                                                     ---------------
                                                                                                                          24,638,560

- ------------------------------------------------------------------------------------------------------------------------------------
Paper--1.9%              Domtar, Inc.:
                         10.85% Debs., 8/15/17 CAD                                                     1,700,000           1,146,765
                         11.25% Debs., 9/15/17                                                         1,325,000           1,393,734
                         11.75% Sr. Nts., 3/15/99                                                        500,000             537,500
                         12% Nts., 4/15/01                                                             1,050,000           1,160,250
                         -----------------------------------------------------------------------------------------------------------
                         Gaylord Container Corp.:
                         0%/12.75% Sr. Sub. Disc. Debs., 5/15/05(14)                                   9,250,000           8,810,625
                         11.50% Sr. Nts., 5/15/01                                                      8,250,000           8,703,750
                         -----------------------------------------------------------------------------------------------------------
                         Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                  3,350,000           3,500,750


10 Oppenheimer Strategic Income Fund

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Paper (continued)        Noranda Forest, Inc., 11% Debs., 7/15/98 CAD                            $     2,000,000     $     1,511,317
                         -----------------------------------------------------------------------------------------------------------
                         PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                           12,040,000          10,173,800
                         -----------------------------------------------------------------------------------------------------------
                         Rainy River Forest Products, 10.75% Sr. Sec. Nts., 10/15/01                   1,500,000           1,541,250
                         -----------------------------------------------------------------------------------------------------------
                         Repap Wisconsin, Inc., 9.25% Fst. Priority Sr. Sec. Nts., 2/1/02              1,000,000             945,000
                         -----------------------------------------------------------------------------------------------------------
                         Riverwood International Corp.:
                         10.375% Sr. Sub. Nts., 6/30/04                                                3,600,000           3,699,000
                         10.75% Sr. Nts., 6/15/00                                                      9,790,000          10,255,025
                         11.25% Sr. Sub. Nts., 6/15/02                                                 3,904,000           4,128,480
                         -----------------------------------------------------------------------------------------------------------
                         Scotia Pacific Holding Co., 7.95% Timber Collateralized Nts., 7/20/15         2,586,007           2,448,835
                         -----------------------------------------------------------------------------------------------------------
                         SD Warren Co., 12% Sr. Sub. Nts., 12/15/04(9)                                 2,000,000           2,130,000
                         -----------------------------------------------------------------------------------------------------------
                         Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                      4,800,000           4,878,000
                         -----------------------------------------------------------------------------------------------------------
                         Stone Container Corp.:
                         10.75% Fst. Mtg. Nts., 10/1/02                                                4,100,000           4,253,750
                         10.75% Sr. Sub. Nts., 6/15/97                                                   900,000             931,500
                         9.875% Sr. Nts., 2/1/01                                                      14,900,000          14,527,500
                                                                                                                     ---------------
                                                                                                                          86,676,831

- ------------------------------------------------------------------------------------------------------------------------------------
Steel--0.4%              AK Steel Corp., 10.75% Gtd. Sr. Nts., 4/1/04                                  3,000,000           3,030,000
                         -----------------------------------------------------------------------------------------------------------
                         Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                             5,975,000           5,736,000
                         -----------------------------------------------------------------------------------------------------------
                         Sheffield Steel Corp., 12% Sec. Fst. Mtg., 11/1/01                            4,000,000           3,820,000
                         -----------------------------------------------------------------------------------------------------------
                         Wheel-Pittsburgh Corp., 9.375% Sr. Nts., 11/15/03                             7,750,000           6,800,625
                                                                                                                     ---------------
                                                                                                                          19,386,625

- ------------------------------------------------------------------------------------------------------------------------------------
Consumer Related--7.8%
- ------------------------------------------------------------------------------------------------------------------------------------
Consumer Products--1.8%  Amstar Corp., 11.375% Sr. Sub. Nts., 2/15/97                                 10,886,000
10,886,000
                         -----------------------------------------------------------------------------------------------------------
                         Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02             24,750,000          27,101,250
                         -----------------------------------------------------------------------------------------------------------
                         International Semi-Tech Microelectronics, Inc., 0%/11.50%
                         Sr. Sec. Disc. Nts., 8/15/03(14)                                             19,560,000           8,704,200
                         -----------------------------------------------------------------------------------------------------------
                         Pace Industries, Inc., 10.625% Sr. Nts., Series B, 12/1/02                   12,300,000          11,377,500
                         -----------------------------------------------------------------------------------------------------------
                         Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                       3,490,000           3,289,325
                         -----------------------------------------------------------------------------------------------------------
                         Revlon Worldwide Corp., Zero Coupon Sr. Sec. Disc. Nts., 3/15/98              4,000,000           2,390,000
                         -----------------------------------------------------------------------------------------------------------
                         Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                   13,925,000          13,576,875
                         -----------------------------------------------------------------------------------------------------------
                         Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                         5,000,000           4,812,500
                                                                                                                     ---------------
                                                                                                                          82,137,650

- ------------------------------------------------------------------------------------------------------------------------------------
Food/Beverages/
Tobacco--1.7%            Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                        4,400,000           4,180,000
                         -----------------------------------------------------------------------------------------------------------
                         Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                       8,680,000           7,421,400
                         -----------------------------------------------------------------------------------------------------------
                         Dr. Pepper Bottling Co. of Texas, 10.25% Sr. Nts., 2/15/00                    3,000,000           3,045,000
                         -----------------------------------------------------------------------------------------------------------
                         Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc. Nts., 2/15/03(14)    5,300,000           3,736,500
                         -----------------------------------------------------------------------------------------------------------
                         Dr. Pepper/Seven-Up Cos., Inc., 0%/11.50% Sr. Sub. Disc. Nts., 11/1/02(14)    4,118,000
3,582,660
                         -----------------------------------------------------------------------------------------------------------
                         Heileman Acquisition Corp., 9.625% Sr. Sub. Nts., 1/31/04                     8,050,000           5,554,500
                         -----------------------------------------------------------------------------------------------------------
                         Pulsar Internacional, SA de C.V., 9% Nts., 9/19/95(8)                        14,750,000          14,012,500
                         -----------------------------------------------------------------------------------------------------------
                         RJR Nabisco, Inc., 8.625% Medium-Term Nts., 12/1/02                          20,000,000          19,653,638
                         -----------------------------------------------------------------------------------------------------------
                         Royal Crown Corp., 9.75% Sr. Sec. Nts., 8/1/00                               13,650,000          12,831,000
                         -----------------------------------------------------------------------------------------------------------
                         Specialty Foods Acquisition Corp.:
                         10.25% Sr. Nts., 8/15/01                                                      5,000,000           4,900,000
                         11.25% Sr. Sub. Nts., 8/15/03                                                 1,500,000           1,462,500
                                                                                                                     ---------------
                                                                                                                          80,379,698
11 Oppenheimer Strategic Income Fund

Statement of Investments (Unaudited) (Continued)
                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Healthcare--1.7%         Abbey Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 11/1/02              $     3,850,000     $
3,984,750
                         -----------------------------------------------------------------------------------------------------------
                         AmeriSource Corp., 11.25% Sr. Debs., 7/15/05(12)                             14,301,696          14,896,117
                         -----------------------------------------------------------------------------------------------------------
                         Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                         1,000,000           1,007,500
                         -----------------------------------------------------------------------------------------------------------
                         Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04                          3,900,000           4,114,500
                         -----------------------------------------------------------------------------------------------------------
                         Healthsouth Rehabilitation Corp., 9.50% Sr. Sub. Nts., 4/1/01                 3,200,000           3,208,000
                         -----------------------------------------------------------------------------------------------------------
                         Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., 7/15/02(9)                   10,900,000          11,608,500
                         -----------------------------------------------------------------------------------------------------------
                         Mediq/PRN Life Support Services, Inc., 11.125% Sr. Sec. Nts., 7/1/99          3,000,000           2,767,500
                         -----------------------------------------------------------------------------------------------------------
                         Multicare Cos., Inc. (The), 12.50% Sr. Sub. Nts., 7/1/02                      6,290,000           7,107,700
                         -----------------------------------------------------------------------------------------------------------
                         National Medical Enterprises, Inc., 10.125% Sr. Sub. Nts., 3/1/05            13,900,000          14,351,750
                         -----------------------------------------------------------------------------------------------------------
                         Quorum Health Group, Inc., 11.875% Sr. Sub. Nts., 12/15/02                    3,750,000           4,087,500
                         -----------------------------------------------------------------------------------------------------------
                         Surgical Health Corp., 11.50% Sr. Sub. Nts., 7/15/04                          3,350,000           3,618,000
                         -----------------------------------------------------------------------------------------------------------
                         Total Renal Care, Inc., Units                                                 9,700,000           8,487,500
                                                                                                                     ---------------
                                                                                                                          79,239,317

- ------------------------------------------------------------------------------------------------------------------------------------
Hotel/Gaming--1.4%       Arizona Charlie's, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(8)            5,775,000
4,706,625
                         -----------------------------------------------------------------------------------------------------------
                         Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                    5,575,000           6,034,938
                         -----------------------------------------------------------------------------------------------------------
                         Capital Gaming International, Inc. Promissory Nts.                               31,000                  --
                         -----------------------------------------------------------------------------------------------------------
                         Capitol Queen & Casino, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(8)       2,100,000           1,921,500
                         -----------------------------------------------------------------------------------------------------------
                         Casino Magic Finance Corp., 11.50% Fst. Mtg. Nts., 10/15/01                   4,150,000           3,174,750
                         -----------------------------------------------------------------------------------------------------------
                         GB Property Funding Corp., 10.875% Fst. Mtg. Nts., 1/15/04                    4,400,000           3,773,000
                         -----------------------------------------------------------------------------------------------------------
                         Hollywood Casino Corp.:
                         13.50% Fst. Mtg. Nts., 9/30/98                                                3,500,000           3,447,500
                         14% Sr. Sec. Nts., 4/1/98                                                     3,900,000           4,173,000
                         -----------------------------------------------------------------------------------------------------------
                         Host Marriott Hospitality, Inc., 11% Sr. Nts., Series L, 5/1/07               3,880,000           3,938,200
                         -----------------------------------------------------------------------------------------------------------
                         Maritime Group Ltd., Units(9)(15)                                             3,042,347           1,916,679
                         -----------------------------------------------------------------------------------------------------------
                         MGM Grand Hotel Finance Corp.:
                         11.75% Fst. Mtg. Nts., Series A, 5/1/99                                       5,000,000           5,362,500
                         12% Fst. Mtg. Nts., 5/1/02                                                      625,000             690,625
                         -----------------------------------------------------------------------------------------------------------
                         Pioneer Finance Corp., 13.50% Gtd. Fst. Mtg. Bonds, 12/1/98                  18,205,000          14,290,924
                         -----------------------------------------------------------------------------------------------------------
                         Showboat, Inc., 13% Sr. Sub. Nts., 8/1/09                                     1,750,000           1,820,000
                         -----------------------------------------------------------------------------------------------------------
                         Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                           3,750,000           3,318,750
                         -----------------------------------------------------------------------------------------------------------
                         Stratosphere Corp., 14.25% Gtd. Fst. Mtg. Nts., 5/15/02                       1,000,000           1,025,000
                         -----------------------------------------------------------------------------------------------------------
                         Trump Plaza Funding, Inc., 10.875% Gtd. Mtg. Nts., 6/15/01                    1,450,000           1,210,750
                         -----------------------------------------------------------------------------------------------------------
                         Trump Taj Mahal Funding, Inc., 11.35% Debs., Series A, 11/15/99               2,250,000           1,624,775
                                                                                                                     ---------------
                                                                                                                          62,429,516

- ------------------------------------------------------------------------------------------------------------------------------------
Leisure--0.4%            Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts., Series B, 5/27/98   17,450,000
12,345,875
                         -----------------------------------------------------------------------------------------------------------
                         Kloster Cruise Ltd., 13% Sr. Sec. Nts., 5/1/03                                4,250,000           3,336,250
                                                                                                                     ---------------
                                                                                                                          15,682,125

- ------------------------------------------------------------------------------------------------------------------------------------
Restaurants--0.6%        Family Restaurants, Inc.:
                         0%/10.875% Sr. Sub. Disc. Nts., 2/1/04(14)                                    4,850,000           1,818,750
                         9.75% Sr. Nts., 2/1/02                                                        2,900,000           2,008,250
                         -----------------------------------------------------------------------------------------------------------
                         Flagstar Corp., 10.75% Sr. Nts., 9/15/01                                      9,800,000           9,432,500
                         -----------------------------------------------------------------------------------------------------------
                         Foodmaker, Inc., 14.25% Sr. Sub. Nts., 5/15/98                               15,000,000          15,487,500
                                                                                                                     ---------------
                                                                                                                          28,747,000
12 Oppenheimer Strategic Income Fund

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Textile/Apparel--0.2%    PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts., 10/23/96 IDR      20,000,000,000     $
   6,188,560
                         -----------------------------------------------------------------------------------------------------------
                         WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                      5,600,000           5,159,000
                                                                                                                     ---------------
                                                                                                                          11,347,560

- ------------------------------------------------------------------------------------------------------------------------------------
Housing Related--2.1%
- ------------------------------------------------------------------------------------------------------------------------------------
Building Materials--1.2% Dal-Tile International, Inc., Zero Coupon Sr. Sec. Nts., 7/15/98             17,750,000
11,759,375
                         -----------------------------------------------------------------------------------------------------------
                         Nortek, Inc., 9.875% Sr. Sub. Nts., 3/1/04                                    8,300,000           7,594,500
                         -----------------------------------------------------------------------------------------------------------
                         Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                  14,370,000          13,507,800
                         -----------------------------------------------------------------------------------------------------------
                         Southdown, Inc., 14% Sr. Sub. Nts., Series B, 10/15/01                        3,450,000           3,812,250
                         -----------------------------------------------------------------------------------------------------------
                         USG Corp.:
                         10.25% Sr. Sec. Nts., 12/15/02                                               10,967,000          11,117,796
                         9.25% Sr. Nts., Series B, 9/15/01                                             3,200,000           3,156,000
                         -----------------------------------------------------------------------------------------------------------
                         Walter Industries, Inc.:
                         14.625% Sr. Nts., Series B, 1/1/49(15)                                          742,000           1,398,670
                         17% Sub. Nts., 1/1/96(15)                                                     4,250,000           2,698,750
                                                                                                                     ---------------
                                                                                                                          55,045,141

- ------------------------------------------------------------------------------------------------------------------------------------
Homebuilders/
Real Estate--0.9%        Baldwin Co., 10.375% Sr. Nts., Series B, 8/1/03                               7,200,000           4,572,000
                         -----------------------------------------------------------------------------------------------------------
                         Blue Bell Funding, Inc., 11.85% Extd. Sec. Nts., 5/1/99                       4,500,000           4,680,000
                         -----------------------------------------------------------------------------------------------------------
                         Hovnanian K. Enterprises, Inc., 11.25% Gtd. Sub. Nts., 4/15/02                6,900,000           6,089,250
                         -----------------------------------------------------------------------------------------------------------
                         Olympia & York First Canadian Place Ltd., 11% Debs., Series 3,
                           11/4/49(16) CAD                                                             5,150,000           2,276,243
                         -----------------------------------------------------------------------------------------------------------
                         Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Nts., 4/1/02           17,000,000          15,810,000
                         -----------------------------------------------------------------------------------------------------------
                         Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(9)              13,700,000           8,254,250
                                                                                                                     ---------------
                                                                                                                          41,681,743

- ------------------------------------------------------------------------------------------------------------------------------------
Energy--1.5%
- ------------------------------------------------------------------------------------------------------------------------------------
                         Argo Petroleum Corp., 16.50% Sub. Debs., 1/1/02(15)                           3,000,000                  --
                         -----------------------------------------------------------------------------------------------------------
                         Coastal Corp., 11.75% Sr. Debs., 6/15/06                                      2,500,000           2,702,855
                         -----------------------------------------------------------------------------------------------------------
                         Global Marine, Inc., 12.75% Sr. Sec. Nts., 12/15/99                           6,785,000           7,310,838
                         -----------------------------------------------------------------------------------------------------------
                         Gulf Canada Resources Ltd., 9.25% Sr. Sub. Debs., 1/15/04                    10,500,000           9,871,154
                         -----------------------------------------------------------------------------------------------------------
                         HS Resources, Inc., 9.875% Sr. Sub. Nts., 12/1/03                             3,750,000           3,600,000
                         -----------------------------------------------------------------------------------------------------------
                         Maxus Energy Corp.:
                         11.50% Debs., 11/15/15                                                        3,500,000           2,992,500
                         8.50% Debs., 4/1/08                                                           1,000,000             835,000
                         9.375% Nts., 11/1/03                                                          1,250,000           1,037,500
                         -----------------------------------------------------------------------------------------------------------
                         Mesa Capital Corp., 0%/12.75% Sec. Disc. Nts., 6/30/98(14)                    8,908,000           8,596,220
                         -----------------------------------------------------------------------------------------------------------
                         OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                      13,000,000          14,365,000
                         -----------------------------------------------------------------------------------------------------------
                         Petroleum Heat & Power Co., Inc.:
                         12.25% Sub. Debs., 2/1/05                                                     3,625,000           3,788,125
                         9.375% Sub. Debs., 2/1/06                                                     3,250,000           2,843,750
                         -----------------------------------------------------------------------------------------------------------
                         Presidio Oil Co., 13.30% Sr. Sub. Gas Indexed Nts., Series B, 7/15/02(7)        750,000             348,750
                         -----------------------------------------------------------------------------------------------------------
                         Rowan Cos., Inc., 11.875% Sr. Nts., 12/1/01                                   4,500,000           4,668,750
                         -----------------------------------------------------------------------------------------------------------
                         Southwest Gas Corp., 9.75% Debs., Series F, 6/15/02                             125,000             134,777
                         -----------------------------------------------------------------------------------------------------------
                         Triton Energy Corp.:
                         0%/9.75% Sr. Sub. Disc. Nts., 12/15/00(14)                                      800,000             652,000
                         Zero Coupon Sr. Sub. Disc. Nts., 11/1/97                                      9,250,000           7,307,500
                                                                                                                     ---------------
                                                                                                                          71,054,719


13 Oppenheimer Strategic Income Fund

Statement of Investments (Unaudited) (Continued)
                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Financial Services--1.2%
- ------------------------------------------------------------------------------------------------------------------------------------
Diversified
Financial--1.1%          Card Establishment Services, Inc., 10% Sr. Sub. Nts.,
                           Series B, 10/1/03                                                     $    17,275,000     $    19,196,844
                         -----------------------------------------------------------------------------------------------------------
                         ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(8)                                   1,293,590           1,422,950
                         -----------------------------------------------------------------------------------------------------------
                         GPA Delaware, Inc.:
                         8.75% Gtd. Nts., 12/15/98                                                     5,955,000           4,704,450
                         9.75%, 12/10/01                                                               2,000,000           1,320,000
                         -----------------------------------------------------------------------------------------------------------
                         GPA Holland BV:
                         8.50% Medium-Term Nts., 2/10/97(9)                                           10,500,000           9,187,500
                         8.625% Medium-Term Nts., Series C, 1/15/99(8)                                 4,750,000           3,544,687
                         8.94% Medium-Term Nts., Series C, 2/16/99                                     2,000,000           1,502,500
                         9.50% Medium-Term Nts., Series A, 12/15/01(8)                                 1,500,000             975,000
                         -----------------------------------------------------------------------------------------------------------
                         GPA Investment BV, 6.40% Nts., 11/19/98                                       2,000,000           1,375,000
                         -----------------------------------------------------------------------------------------------------------
                         GPA Netherlands BV, 8.50% Medium-Term Nts., 3/3/97(9)                         6,500,000           5,703,750
                                                                                                                     ---------------
                                                                                                                          48,932,681

- ------------------------------------------------------------------------------------------------------------------------------------
Insurance--0.1%          Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                      2,500,000           2,737,500
                         -----------------------------------------------------------------------------------------------------------
                         Nacolah Holding Corp., 9.50% Sr. Nts., 12/1/03                                2,100,000           1,932,000
                                                                                                                     ---------------
                                                                                                                           4,669,500

- ------------------------------------------------------------------------------------------------------------------------------------
Media--6.1%
- ------------------------------------------------------------------------------------------------------------------------------------
Broadcasting--1.5%       Act III Broadcasting, Inc., 9.625% Sr. Sub. Nts., 12/15/03                    4,930,000           4,794,425
                         -----------------------------------------------------------------------------------------------------------
                         Chancellor Broadcasting Co., 12.50% Sr. Sub. Nts., 10/1/04                    7,000,000           7,070,000
                         -----------------------------------------------------------------------------------------------------------
                         Gillett Holdings, Inc., 12.25% Sr. Sub. Nts., Series A, 6/30/02              12,800,000          13,504,000
                         -----------------------------------------------------------------------------------------------------------
                         New City Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03                17,975,000          16,447,125
                         -----------------------------------------------------------------------------------------------------------
                         New World Communications Group Holding Corp., Zero Coupon
                         Sr. Disc. Nts., Series B, 6/15/99                                            12,000,000           6,990,000
                         -----------------------------------------------------------------------------------------------------------
                         Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                     2,000,000           2,010,000
                         -----------------------------------------------------------------------------------------------------------
                         SCI Television, Inc., 11% Sr. Nts., Series 1, 6/30/05                         2,153,155           2,217,750
                         -----------------------------------------------------------------------------------------------------------
                         SFX Broadcasting, Inc., 11.375% Sr. Sub. Nts., 10/1/00                        3,000,000           3,060,000
                         -----------------------------------------------------------------------------------------------------------
                         Sinclair Broadcasting Group, Inc., 10% Sr. Sub. Nts., 12/15/03                8,975,000           8,660,875
                         -----------------------------------------------------------------------------------------------------------
                         Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01               5,500,000           5,857,500
                                                                                                                     ---------------
                                                                                                                          70,611,675

- ------------------------------------------------------------------------------------------------------------------------------------
Cable Television--2.6%   Adelphia Communications Corp., 12.50% Sr. Nts., 5/15/02                       7,740,000
7,430,400
                         -----------------------------------------------------------------------------------------------------------
                         American Telecasting, Inc., 0%/12.50% Sr. Disc. Nts., 6/15/04(14)            20,150,000          10,175,750
                         -----------------------------------------------------------------------------------------------------------
                         Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04(14)                   22,500,000          13,640,625
                         -----------------------------------------------------------------------------------------------------------
                         Cablevision Industries Corp.:
                         10.75% Sr. Nts., 1/30/02                                                        900,000             951,750
                         9.25% Sr. Debs., Series B, 4/1/08                                             2,400,000           2,370,000
                         -----------------------------------------------------------------------------------------------------------
                         Cablevision Systems Corp.:
                         10.75% Sr. Sub. Debs., 4/1/04                                                 6,025,000           6,281,063
                         9.875% Sr. Sub. Debs., 2/15/13                                                4,550,000           4,390,750
                         9.875% Sr. Sub. Debs., 4/1/23                                                 1,100,000           1,040,875
                         -----------------------------------------------------------------------------------------------------------
                         Continental Cablevision, Inc.:
                         11% Sr. Sub. Debs., 6/1/07                                                    2,700,000           2,889,135
                         9.50% Sr. Debs., 8/1/13                                                      12,255,000          11,826,075
                         -----------------------------------------------------------------------------------------------------------
                         Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B,
                         11/1/03(7)                                                                   18,500,000          16,326,250


14 Oppenheimer Strategic Income Fund

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Cable Television
(continued)              Marcus Cable Operating Co. LP/Marcus Capital Corp., 0%/13.50%
                         Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04(14)                         $    13,200,000     $     7,606,500
                         -----------------------------------------------------------------------------------------------------------
                         Time Warner, Inc.:
                         9.125% Debs., 1/15/13                                                        12,550,000          12,054,538
                         9.15% Debs., 2/1/23                                                           4,500,000           4,284,516
                         -----------------------------------------------------------------------------------------------------------
                         Time Warner, Inc./Time Warner Entertainment LP:
                         10.15% Sr. Nts., 5/1/12                                                       1,000,000           1,068,014
                         8.375% Sr. Debs., 3/15/23                                                    12,804,000          11,520,552
                         -----------------------------------------------------------------------------------------------------------
                         TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                 6,000,000           6,390,000
                                                                                                                     ---------------
                                                                                                                         120,246,793

- ------------------------------------------------------------------------------------------------------------------------------------
Diversified Media--1.2%  Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03        8,850,000
8,938,500
                         -----------------------------------------------------------------------------------------------------------
                         Echostar Communications Corp., Units                                         19,220,000           8,745,100
                         -----------------------------------------------------------------------------------------------------------
                         GSPI Corp., 10.15% Fst. Mtg. Bonds, 6/24/10(9)                                  829,369             916,454
                         -----------------------------------------------------------------------------------------------------------
                         Lamar Advertising Co., 11% Sr. Sec. Nts., 5/15/03                            12,000,000          11,730,000
                         -----------------------------------------------------------------------------------------------------------
                         News America Holdings, Inc.:
                         10.125% Gtd. Sr. Debs., 10/15/12                                              3,300,000           3,572,257
                         12% Sr. Nts., 12/15/01                                                        2,500,000           2,817,307
                         8.50% Sr. Nts., 2/15/05                                                       6,000,000           6,041,147
                         8.625% Sr. Nts., 2/1/03                                                      10,400,000          10,540,150
                         -----------------------------------------------------------------------------------------------------------
                         Rogers Communications, Inc., 10.875% Sr. Debs., 4/15/04                       2,200,000           2,222,000
                                                                                                                     ---------------
                                                                                                                          55,522,915

- ------------------------------------------------------------------------------------------------------------------------------------
Entertainment/Film--0.4% Imax Corp., 7% Sr. Nts., 3/1/01(13)                                          13,200,000          11,484,000
                         -----------------------------------------------------------------------------------------------------------
                         Marvel Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts., Series B, 4/15/98    11,000,000           7,095,000
                                                                                                                     ---------------
                                                                                                                          18,579,000

- ------------------------------------------------------------------------------------------------------------------------------------
Publishing/
Printing--0.4%           Bell & Howell Co., 10.75% Sr. Sub. Nts., Series B, 10/1/02                    2,000,000           2,060,000
                         -----------------------------------------------------------------------------------------------------------
                         Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(14)  13,500,000
7,323,750
                         -----------------------------------------------------------------------------------------------------------
                         General Media, Inc., 10.625% Sr. Sec. Nts., 12/31/00                          4,000,000           3,340,000
                         -----------------------------------------------------------------------------------------------------------
                         United States Banknote Corp., 11.625% Sr. Nts., Series B, 8/1/02              4,220,000           3,291,600
                                                                                                                     ---------------
                                                                                                                          16,015,350

- ------------------------------------------------------------------------------------------------------------------------------------
Transportation--0.8%
- ------------------------------------------------------------------------------------------------------------------------------------
Air Transportation--0.1% Northwest Airlines, Inc., 12.0916% Sr. Gtd. Nts., 12/31/00                    4,969,886
5,075,491
- ------------------------------------------------------------------------------------------------------------------------------------
Railroads--0.2%          Transtar Holdings LP/Transtar Capital Corp., 0%/13.375%
                         Sr. Disc. Nts., Series B, 12/15/03(14)                                       19,266,000          10,114,650
- ------------------------------------------------------------------------------------------------------------------------------------
Shipping--0.4%           Sea Containers Ltd.:
                         12.50% Sr. Sub. Debs., Series A, 12/1/04                                      2,850,000           3,021,000
                         9.50% Sr. Sub. Debs., 7/1/03                                                  4,750,000           4,465,000
                         -----------------------------------------------------------------------------------------------------------
                         Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                    11,900,000          11,483,500
                                                                                                                     ---------------
                                                                                                                          18,969,500

- ------------------------------------------------------------------------------------------------------------------------------------
Trucking--0.1%           Trism, Inc., 10.75% Sr. Sub. Nts., 12/15/00                                   1,250,000           1,212,500
- ------------------------------------------------------------------------------------------------------------------------------------
Utilities--4.8%
- ------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--2.4% Beaver Valley II Funding Corp., 9% 2nd Lease Obligation Bonds, 6/1/17        24,189,000
18,667,618
                         -----------------------------------------------------------------------------------------------------------
                         C.A. La Electricidad de Caracas, 7.188% Exchange Eurobonds, 9/30/03(7)        3,691,162
1,421,098


15 Oppenheimer Strategic Income Fund

Statement of Investments (Unaudited) (Continued)
                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Electric Utilities
(continued)              California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(14)            $    17,390,000     $
13,129,450
                         -----------------------------------------------------------------------------------------------------------
                         Del Norte Funding Corp.:
                         11.25% Debs., 1/2/14(15)                                                      3,350,000           2,012,931
                         9.95% Debs., 1/2/98(15)                                                       5,000,000           3,001,060
                         -----------------------------------------------------------------------------------------------------------
                         El Paso Electric Co.:
                         10.375% Lease Obligation Bonds, Series 1986A, 1/2/11(15)                     12,750,000           7,774,706
                         10.75% Lease Obligation Bonds, 4/1/13(15)                                    11,900,000           7,268,793
                         9.20% Lease Obligation Bonds, Series 1986A, 7/2/97(15)                        1,500,000             915,355
                         9.375% Lease Obligation Bonds, 10/1/96(15)                                    6,000,000           3,662,813
                         -----------------------------------------------------------------------------------------------------------
                         First PV Funding Corp.:
                         10.15% Lease Obligation Bonds, Series 1986B, 1/15/16                         24,800,000          24,145,478
                         10.30% Lease Obligation Bonds, Series 1986A, 1/15/14                         16,700,000          16,708,417
                         -----------------------------------------------------------------------------------------------------------
                         Subic Power Corp.:
                         9.50% Sinking Fund Debs., 12/28/08                                            7,434,350           6,040,409
                         9.50% Sinking Fund Debs., 12/28/08(9)                                         5,793,103           5,011,034
                                                                                                                     ---------------
                                                                                                                         109,759,162

- ------------------------------------------------------------------------------------------------------------------------------------
Telecommunications--2.4% Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts., 12/1/04(14)             8,400,000
4,641,000
                         -----------------------------------------------------------------------------------------------------------
                         Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04(9)(14)                        12,600,000           8,461,646
                         -----------------------------------------------------------------------------------------------------------
                         Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(14)                    26,626,000          18,505,070
                         -----------------------------------------------------------------------------------------------------------
                         Comcast Cellular Corp., Zero Coupon Nts., Series B, 3/5/00                   10,250,000           7,277,500
                         -----------------------------------------------------------------------------------------------------------
                         Horizon Cellular Telephone LP/Horizon Finance Corp., 0%/11.375%
                         Sr. Sub. Disc. Nts., 10/1/00(14)                                             21,402,000          16,265,520
                         -----------------------------------------------------------------------------------------------------------
                         MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(14)              13,400,000
8,609,500
                         -----------------------------------------------------------------------------------------------------------
                         Panamsat LP/Panamsat Capital Corp.:
                         0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(14)                                   33,700,000          22,157,750
                         9.75% Sr. Sec. Nts., 8/1/00                                                   5,700,000           5,628,750
                         -----------------------------------------------------------------------------------------------------------
                         PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01(14)         16,667,000          12,333,580
                         -----------------------------------------------------------------------------------------------------------
                         USA Mobile Communications, Inc. II:
                         14% Sr. Nts., 11/1/04                                                         7,750,000           8,331,250
                         9.50% Sr. Nts., 2/1/04                                                        1,850,000           1,600,250
                                                                                                                     ---------------
                                                                                                                         113,811,816

- ------------------------------------------------------------------------------------------------------------------------------------
Other--1.7%
- ------------------------------------------------------------------------------------------------------------------------------------
Conglomerates--0.9%      Acadia Partners LP, 13% Sub. Nts., 10/1/97(9)                                25,000,000
25,750,000
                         -----------------------------------------------------------------------------------------------------------
                         MacAndrews & Forbes Group, Inc., 12.25% Sub. Nts., 7/1/96                     1,565,000           1,561,088
                         -----------------------------------------------------------------------------------------------------------
                         MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99                    4,915,000           4,890,425
                         -----------------------------------------------------------------------------------------------------------
                         Talley Industries, Inc., 0%/12.25% Sr. Disc. Debs., 10/15/05(14)             16,946,000           9,616,855
                                                                                                                     ---------------
                                                                                                                          41,818,368

- ------------------------------------------------------------------------------------------------------------------------------------
Environmental--0.4%      EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                  13,135,000          11,493,125
                         -----------------------------------------------------------------------------------------------------------
                         Envirotest Systems Corp., 9.125% Sr. Nts., 3/15/01                           10,250,000           7,738,750
                                                                                                                     ---------------
                                                                                                                          19,231,875


16 Oppenheimer Strategic Income Fund

                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Services--0.4%           Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03                $    11,760,000     $
9,702,000
                         -----------------------------------------------------------------------------------------------------------
                         Grupo Mexicano de Desarrollo SA:
                         8.25% Gtd. Nts., 2/17/01(9)                                                  11,700,000           2,866,500
                         8.25% Gtd. Nts., 2/17/01                                                      3,000,000             735,000
                         -----------------------------------------------------------------------------------------------------------
                         Protection One Alarm Monitoring, Inc., 12% Sr. Sub. Nts.,
                         Series B, 11/1/03                                                             6,500,000           6,077,500
                                                                                                                     ---------------
                                                                                                                          19,381,000

- ------------------------------------------------------------------------------------------------------------------------------------
Retail--1.4%
- ------------------------------------------------------------------------------------------------------------------------------------
Department Stores--0.1%  Parisian, Inc., 9.875% Sr. Sub. Nts., 7/15/03                                 4,000,000           2,800,000
                         -----------------------------------------------------------------------------------------------------------
                         Sears Canada, Inc., 11.75% Debs., 12/5/95 CAD                                 2,400,000           1,749,421
                                                                                                                     ---------------
                                                                                                                           4,549,421

- ------------------------------------------------------------------------------------------------------------------------------------
Drug Stores--0.1%        Duane Reade, 12% Sr. Nts., Series B, 9/15/02                                  2,250,000           1,676,250
                         -----------------------------------------------------------------------------------------------------------
                         Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03                               5,000,000           5,262,500
                                                                                                                     ---------------
                                                                                                                           6,938,750

- ------------------------------------------------------------------------------------------------------------------------------------
Specialty
Retailing--0.7%          Caldor Corp., 15% Sr. Sub. Nts., 6/1/00                                       2,000,000           2,150,000
                         -----------------------------------------------------------------------------------------------------------
                         Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                          13,300,000          12,768,000
                         -----------------------------------------------------------------------------------------------------------
                         Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                      7,000,000           5,460,000
                         -----------------------------------------------------------------------------------------------------------
                         Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                           6,870,000           6,423,450
                         -----------------------------------------------------------------------------------------------------------
                         Waban, Inc., 11% Sr. Sub. Nts., 5/15/04                                       2,950,000           3,001,625
                         -----------------------------------------------------------------------------------------------------------
                         Zale Delaware, Inc., 11% Gtd. 2nd Priority Sr. Sec. Nts., 7/30/00             2,000,000           2,005,000
                                                                                                                     ---------------
                                                                                                                          31,808,075

- ------------------------------------------------------------------------------------------------------------------------------------
Supermarkets--0.5%       Food 4 Less Supermarkets, Inc., 13.75% Sr. Sub. Nts., 6/15/01                 1,500,000
1,605,000
                         -----------------------------------------------------------------------------------------------------------
                         Grand Union Co.:
                         11.25% Sr. Nts., 7/15/00(15)                                                  2,700,000           2,824,875
                         11.75% Sr. Nts., 2/15/99(15)                                                  4,650,000           4,719,750
                         12.25% Sr. Sub. Nts., 7/15/02(15)                                             5,070,000           1,698,450
                         -----------------------------------------------------------------------------------------------------------
                         Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99                  9,000,000           7,740,000
                         -----------------------------------------------------------------------------------------------------------
                         Southland Corp., 4.50% 2nd Priority Sr. Sub. Debs., Series A, 6/15/04         4,850,000           3,140,375
                                                                                                                     ---------------
                                                                                                                          21,728,450

- ------------------------------------------------------------------------------------------------------------------------------------
Manufacturing--2.0%
- ------------------------------------------------------------------------------------------------------------------------------------
Aerospace/Electronics/
Computers--0.6%          Berg Electronics Holdings Corp., 11.375% Sr. Sub. Debs., 5/1/03               4,450,000
4,594,625
                         -----------------------------------------------------------------------------------------------------------
                         Dell Computer Corp., 11% Sr. Nts., 8/15/00                                    9,500,000          10,212,500
                         -----------------------------------------------------------------------------------------------------------
                         Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                         1,800,000           1,836,000
                         -----------------------------------------------------------------------------------------------------------
                         Unisys Corp.:
                         13.50% Credit Sensitive Nts., 7/1/97(7)                                       9,200,000          10,142,356
                         8.875% Nts., 7/15/97                                                          1,000,000             993,230
                         9.75% Sr. Nts., 9/15/16                                                       3,900,000           3,687,157
                                                                                                                     ---------------
                                                                                                                          31,465,868

- ------------------------------------------------------------------------------------------------------------------------------------
Automotive--1.1%         Aftermarket Technology Corp., 12% Sr. Sub. Nts., 8/1/04                       4,650,000
4,905,750
                         -----------------------------------------------------------------------------------------------------------
                         Chrysler Financial Corp., 13.25% Sr. Nts., 10/15/99                           4,500,000           5,434,434
                         -----------------------------------------------------------------------------------------------------------
                         Foamex LP/Foamex Capital Corp.:
                         11.25% Sr. Nts., 10/1/02                                                      4,800,000           4,728,000
                         9.50% Sr. Sec. Nts., 6/1/00                                                   3,622,000           3,531,450


17 Oppenheimer Strategic Income Fund

Statement of Investments (Unaudited) (Continued)
                                                                                                 Face                Market Value
                                                                                                 Amount(1)           See Note 1
- ------------------------------------------------------------------------------------------------------------------------------------
Automotive (continued)   Foamex LP/JPS Automotive Corp., 0%/14% Sr. Disc. Nts.,
                         Series B, 7/1/04(14)                                                    $     7,250,000     $     3,987,500
                         -----------------------------------------------------------------------------------------------------------
                         JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                      2,500,000           2,450,000
                         -----------------------------------------------------------------------------------------------------------
                         Navistar Financial Corp., 9.50% Medium-Term Nts., 6/1/96                      6,075,000           6,133,623
                         -----------------------------------------------------------------------------------------------------------
                         Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                               11,500,000          10,378,750
                         -----------------------------------------------------------------------------------------------------------
                         SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02                                       1,000,000           1,045,000
                         -----------------------------------------------------------------------------------------------------------
                         Terex Corp., 13% Sr. Nts., 8/1/96(9)                                          8,759,000           8,496,230
                                                                                                                     ---------------
                                                                                                                          51,090,737

- ------------------------------------------------------------------------------------------------------------------------------------
Capital Goods--0.3%      Atlantis Group, Inc., 11% Sr. Nts., 2/15/03                                   9,000,000           8,955,000
                         -----------------------------------------------------------------------------------------------------------
                         Imo Industries, Inc., 12.25% Sr. Sub. Debs., 8/15/97                          2,860,000           2,888,600
                                                                                                                     ---------------
                                                                                                                          11,843,600
                                                                                                                     ---------------
                         Total Corporate Bonds and Notes (Cost $1,627,067,998)                                         1,550,019,249
                                                                                                 Shares

==========================================================
==========================================================
================
Common Stocks--0.2%
- ------------------------------------------------------------------------------------------------------------------------------------
                         Berg Electronics Holdings Corp.(9)(17)                                          159,220             716,490
                         -----------------------------------------------------------------------------------------------------------
                         Celcaribe SA(9)(17)                                                           2,048,760           1,870,354
                         -----------------------------------------------------------------------------------------------------------
                         Dell Computer Corp.(17)                                                          61,052           2,671,025
                         -----------------------------------------------------------------------------------------------------------
                         ECM Fund, L.P.I.(8)                                                                 525             525,000
                         -----------------------------------------------------------------------------------------------------------
                         Equitable Bag, Inc.(17)                                                          68,985             206,955
                         -----------------------------------------------------------------------------------------------------------
                         Kash 'N Karry Food Stores, Inc.(17)                                              25,095             483,079
                         -----------------------------------------------------------------------------------------------------------
                         Ladish, Inc.(17)                                                                806,000             201,500
                         -----------------------------------------------------------------------------------------------------------
                         New World Communications Group, Inc., Cl. A(17)                                  44,672             770,592
                         -----------------------------------------------------------------------------------------------------------
                         Thrifty Payless Holdings, Inc.(17)                                               38,000             152,000
                         -----------------------------------------------------------------------------------------------------------
                         Triangle Wire & Cable, Inc.(8)(17)                                              232,222             928,888
                                                                                                                     ---------------
                         Total Common Stocks (Cost $8,919,466)                                                             8,525,883

==========================================================
==========================================================
================
Preferred Stocks--1.0%
- ------------------------------------------------------------------------------------------------------------------------------------
                         AK Steel Holding Corp., 7% Cv. Stock Appreciation Income
                         Linked Securities                                                               107,000           3,076,250
                         -----------------------------------------------------------------------------------------------------------
                         Atlantic Richfield Co., 9% Exchangeable Notes for Common Stock
                         of Lyondell Petrochemical Co., 9/15/97                                           48,500           1,212,500
                         -----------------------------------------------------------------------------------------------------------
                         Berg Electronics Holdings Corp., $3.3438, Series E                               86,772           2,386,230
                         -----------------------------------------------------------------------------------------------------------
                         California Federal Bank, 10.625% Non-Cum., Series B                              63,475           6,474,450
                         -----------------------------------------------------------------------------------------------------------
                         First Nationwide Bank, 11.50% Non-Cum.                                          132,000          13,299,000
                         -----------------------------------------------------------------------------------------------------------
                         K-III Communications Corp.:
                         $11.625 Exch., Series B(12)(18)                                                  56,388           5,469,652
                         Sr. Exch., Series A                                                              80,000           2,130,000
                         -----------------------------------------------------------------------------------------------------------
                         Kaiser Aluminum Corp.:
                         $.65 Cv., Series A                                                               42,000             346,500
                         8.255% Provisionally Redeemable Income Debt Exchangeable for Stock              289,400           3,038,700
                         -----------------------------------------------------------------------------------------------------------
                         Prime Retail, Inc., $19.00 Cv., Series B                                        200,000           3,475,000
                         -----------------------------------------------------------------------------------------------------------
                         TGX Corp., Series A                                                             692,000           1,211,000
                         -----------------------------------------------------------------------------------------------------------
                         Unisys Corp., $3.75 Cv., Series A                                               118,800           4,618,350
                                                                                                                     ---------------
                         Total Preferred Stocks (Cost $48,094,903)                                                        46,737,632


18 Oppenheimer Strategic Income Fund

                                                                                                                     Market Value
                                                                                                 Units               See Note 1
==========================================================
==========================================================
================
Rights, Warrants and Certificates--0.0%
- ------------------------------------------------------------------------------------------------------------------------------------
                         American Telecasting, Inc. Wts., Exp. 6/99                                      100,750            $201,500
                         -----------------------------------------------------------------------------------------------------------
                         Ames Department Stores, Inc.:
                         Excess Cash Flow Payment Certificates, Series AG-7A                              37,200                 372
                         Litigation Trust                                                                118,975               1,190
                         -----------------------------------------------------------------------------------------------------------
                         Becker Gaming, Inc. Wts., Exp. 11/00(8)                                         262,500             525,000
                         -----------------------------------------------------------------------------------------------------------
                         Capital Gaming International, Inc. Wts., Exp. 2/99                               69,024             172,560
                         -----------------------------------------------------------------------------------------------------------
                         Casino America, Inc. Wts., Exp. 11/96                                             9,789               2,447
                         -----------------------------------------------------------------------------------------------------------
                         Eye Care Centers of America, Inc. Wts., Exp. 10/03                                7,000              35,000
                         -----------------------------------------------------------------------------------------------------------
                         Foamex LP/JPS Automotive Corp. Wts., Exp. 7/99                                    7,250             108,750
                         -----------------------------------------------------------------------------------------------------------
                         General Media, Inc. Wts., Exp. 12/00(9)                                           4,000              45,000
                         -----------------------------------------------------------------------------------------------------------
                         Mexican Value Rights MXP                                                     21,153,000                  --
                         -----------------------------------------------------------------------------------------------------------
                         Protection One, Inc. Wts., Exp. 11/03                                           182,000             819,000
                         -----------------------------------------------------------------------------------------------------------
                         Santa Fe Hotel, Inc. Wts., Exp. 12/96                                               100              69,000
                         -----------------------------------------------------------------------------------------------------------
                         Terex Corp. Rts., Exp. 7/96(9)                                                   13,935              10,451
                                                                                                                     ---------------
                         Total Rights, Warrants and Certificates (Cost $1,588,702)                                         1,990,270
                                                                                Date/Price       Shares

==========================================================
==========================================================
================
Put Options Purchased--0.0%
- ------------------------------------------------------------------------------------------------------------------------------------
                         Federal National Mortgage Assn., 6.50% Put Opt.        Apr. 11/                  91,000              42,656
                         (Cost $234,609)                                           0.258
                                                                                                 Face
                                                                                                 Amount
==========================================================
==========================================================
================
Structured Instruments--2.3%
- ------------------------------------------------------------------------------------------------------------------------------------
                         Argentina Local Market Securities Trust, Series 1994-II, 11.30%,
                         4/1/00(2)(9)                                                            $    21,365,217          16,718,283
                         -----------------------------------------------------------------------------------------------------------
                         Bayerische Landesbank, N.Y. Branch, 10% Italian Lira/Deutsche Mark
                         Linked Confidence Nts., Girozentrale Branch, 8/7/95(2)                       14,600,000           2,708,300
                         -----------------------------------------------------------------------------------------------------------
                         Rabobank Certificate of Deposit:
                         British Pound Sterling Maximum Rate Linked Nts., 10%, 6/2/95(2)(8)           25,000,000          24,095,000
                         Japanese Yen Minimum Rate Linked Nts., 10%, 6/2/95(2)(8)                     12,500,000          12,562,500
                         -----------------------------------------------------------------------------------------------------------
                         Repackaged Argentina Domestic Securities Trust I, 14.75%, 9/1/02(9)          11,500,000           6,583,750
                         -----------------------------------------------------------------------------------------------------------
                         Structured Product Asset Return Certificates, 9.40%, Series 94-2, 9/1/97(9)   8,285,714           7,109,275
                         -----------------------------------------------------------------------------------------------------------
                         Swiss Bank Corp. Investment Banking, Inc.:
                         10% CD Japanese Yen Rate Linked Nts., 6/5/95(2)(8)                           12,500,000          12,500,000
                         10% CD Sterling Rate Linked Nts., 7/3/95(2)                                  23,530,000          23,153,520
                                                                                                                     ---------------
                         Total Structured Instruments (Cost $129,268,690)                                                105,430,628

==========================================================
==========================================================
================
Repurchase
Agreements--0.1%         Repurchase agreement with First Chicago Capital Markets,
                         6.25%, dated 3/31/95, to be repurchased at $4,402,292 on 4/3/95, collateralized by U.S. Treasury Nts., 4.75%--8.875%, 5/15/96--10/31/99,
                         with a value of $653,436 (Cost $4,400,000)                                    4,400,000           4,400,000

- ------------------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $4,901,533,334)                                                          101.5%      4,711,212,915
- ------------------------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                                                                       (1.5)       (67,949,010)
                                                                                                 ---------------     ---------------
Net Assets                                                                                                 100.0%    $ 4,643,263,905
                                                                                                 ===============
===============


19 Oppenheimer Strategic Income Fund

- ------------------------------------------------------------------------------
1. Face amount is reported in local currency. Foreign currency abbreviations are as follows:
ARA--Argentine Austral
DEM--German Deutsche Mark
IDR--Indonesian Rupiah
AUD--Australian Dollar
DKK--Danish Krone
MXP--Mexican Peso
CAD--Canadian Dollar
ESP--Spanish Peseta
NZD--New Zealand Dollar
CLP--Chilean Peso
GBP--British Pound Sterling
USD--U.S. Dollar

2. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.

3. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $14,457,157 or .31% of the Fund's net assets, at March 31, 1995.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA's pass-throughs).

5. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

6. When-issued security to be delivered and settled after March 31, 1995.

7. Represents the current interest rate for a variable rate security.

8. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

9. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $175,756,290 or 3.79% of the Fund's net assets at March 31, 1995.

10. A sufficient amount of securities is segregated to collateralize outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

11. A sufficient amount of liquid assets has been designated to cover outstanding call and put options, as follows:

                                       Face Subject      Expiration  Exercise       Premium    Market Value
                                        To Call/Put       Date        Price          Received   See Note 1
- -----------------------------------------------------------------------------------------------------------
Call Option on Australian Dollar       44,750,000 AUD    4/20/95     0.74 USD/AUD  $   77,418    $  132,460
- -----------------------------------------------------------------------------------------------------------
Call Option on New South Wales Treasury
Corp. Gtd. Exch. Bonds, 12%, 12/1/01   24,300,000 AUD    4/28/95     109.056 AUD      164,844       213,887
- -----------------------------------------------------------------------------------------------------------
Call Option on Poland (Republic of) Disc.
Bonds, 6.812%, 7/15/97                 10,500,000        4/21/95     64.875           105,000        93,492
- -----------------------------------------------------------------------------------------------------------
Call Option on Pound Sterling          45,025,000 GBP    5/8/95      1.60 USD/GBP     444,847     1,743,369
- -----------------------------------------------------------------------------------------------------------
Call Option on Spanish Peseta/Deutsche
Mark                                   2,800,000,000 ESP 5/4/95      89.00 ESP/DEM    156,180        91,957
- -----------------------------------------------------------------------------------------------------------
Put Option on Argentina (Republic of) Past
Due Interest Bonds, 6.50%, 3/31/05     30,000,000        11/2/95     62.00            405,000     4,128,000
- -----------------------------------------------------------------------------------------------------------
Put Option on Brazil (Republic of) Interest
Due and Unpaid Bonds, 7.813%, 1/1/01   19,000,000        11/2/95     95.00            313,500       942,400
- -----------------------------------------------------------------------------------------------------------
Put Option on Deutsche Mark            50,000,000 DEM    6/2/95      1.48 DEM/USD     297,500       162,162
Put Option on Deutsche Mark            47,750,000 DEM    6/6/95      1.46 DEM/USD     338,070       238,750
                                                                                    ----------    ----------
                                                                                   $2,302,359    $7,746,477

12. Interest or dividend is paid in kind.
13. Represents the current interest rate for an increasing rate security.
14. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.
15. Non-income producing--issuer is in default of interest payment.
16. Partial interest payment received.
17. Non-income producing security.
18. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended March 31, 1995. The aggregate fair value of all securities of affiliated companies as of March 31, 1995 amounted to $5,469,652. Transactions during the period in which the issuer was an affiliate are as follows:

                         Balance                                                         Balance
                         September 30, 1994     Gross Additions     Gross Reductions     March 31, 1995        Dividend
                         Shares    Cost         Shares   Cost       Shares    Cost       Shares   Cost         Income
- ------------------------------------------------------------------------------------------------------------------------------------
K-III Communications
Corp., $11.625 Exch.,
Series B                 53,249    $5,383,979   3,139    $302,089   --        --         56,388   $5,686,068   $302,089

                         See accompanying Notes to Financial Statements.


20 Oppenheimer Strategic Income Fund

Statement of Assets and Liabilities March 31, 1995 (Unaudited)

==========================================================
==========================================================
===============

Assets                   Investments, at value (cost $4,901,533,334)--see accompanying statement                     $4,711,212,915
                         ----------------------------------------------------------------------------------------------------------
                         Receivables:
                         Interest and dividends                                                                         112,681,886
                         Investments sold                                                                                81,300,604
                         Shares of beneficial interest sold                                                              17,679,643
                         ----------------------------------------------------------------------------------------------------------
                         Other                                                                                              117,830
                                                                                                                     --------------
                         Total assets                                                                                 4,922,992,878

==========================================================
==========================================================
===============
Liabilities              Bank overdraft                                                                                     621,894
                         ----------------------------------------------------------------------------------------------------------
                         Unrealized depreciation on forward foreign currency exchange contracts--Note 5                     122,643
                         ----------------------------------------------------------------------------------------------------------
                         Options written, at value (premiums received $2,302,359)--
                         see accompanying statement--Note 4                                                               7,746,477
                         ----------------------------------------------------------------------------------------------------------
                         Payables and other liabilities:
                         Investments purchased                                                                          235,990,249
                         Shares of beneficial interest redeemed                                                          18,154,378
                         Dividends                                                                                       14,019,735
                         Distribution and service plan fees--Note 6                                                       2,804,791
                         Other                                                                                              268,806
                                                                                                                     --------------
                         Total liabilities                                                                              279,728,973

==========================================================
==========================================================
===============
Net Assets                                                                                                           $4,643,263,905
                                                                                                                     ==============
==========================================================
==========================================================
===============
Composition of
Net Assets               Paid-in capital                                                                             $5,194,278,050
                         ----------------------------------------------------------------------------------------------------------
                         Overdistributed net investment income                                                          (32,622,783)
                         ----------------------------------------------------------------------------------------------------------
                         Accumulated net realized loss from investment, written option and foreign
                         currency transactions                                                                         (323,248,765)
                         ----------------------------------------------------------------------------------------------------------
                         Net unrealized depreciation on investments, written options and translation of assets
                         and liabilities denominated in foreign currencies                                             (195,142,597)
                                                                                                                     --------------
                         Net assets                                                                                  $4,643,263,905
                                                                                                                     ==============
==========================================================
==========================================================
===============
Net Asset Value
Per Share                Class A Shares:
                         Net asset value and redemption price per share (based on net assets
                         of $2,990,586,689 and 663,783,585 shares of beneficial interest outstanding)                         $4.51
                         Maximum offering price per share
                         (net asset value plus sales charge of 4.75% of offering price)                                       $4.73
                         ----------------------------------------------------------------------------------------------------------
                         Class B Shares:
                         Net asset value, redemption price and offering price per share (based on net assets
                         of $1,652,677,216 and 366,177,811 shares of beneficial interest outstanding)                         $4.51

                         See accompanying Notes to Financial Statements.

21 Oppenheimer Strategic Income Fund

Statement of Operations For the Six Months Ended March 31, 1995 (Unaudited)

==========================================================
==========================================================
===============
Investment Income        Interest (net of foreign withholding taxes of $849,421)                                     $ 249,135,073
                         ----------------------------------------------------------------------------------------------------------
                         Dividends:
                         Unaffiliated companies                                                                           1,927,618
                         Affiliated companies                                                                               302,089
                                                                                                                     --------------
                         Total income                                                                                   251,364,780

==========================================================
==========================================================
===============
Expenses                 Management fees--Note 6                                                                         12,485,016
                         ----------------------------------------------------------------------------------------------------------
                         Distribution and service plan fees:
                         Class A--Note 6                                                                                  3,682,992
                         Class B--Note 6                                                                                  7,986,106
                         ----------------------------------------------------------------------------------------------------------
                         Transfer and shareholder servicing agent fees--Note 6                                            2,125,389
                         ----------------------------------------------------------------------------------------------------------
                         Custodian fees and expenses                                                                        948,370
                         ----------------------------------------------------------------------------------------------------------
                         Shareholder reports                                                                                469,706
                         ----------------------------------------------------------------------------------------------------------
                         Registration and filing fees:
                         Class A                                                                                              1,414
                         Class B                                                                                             63,741
                         ----------------------------------------------------------------------------------------------------------
                         Trustees' fees and expenses                                                                         37,831
                         ----------------------------------------------------------------------------------------------------------
                         Legal and auditing fees                                                                             35,635
                         ----------------------------------------------------------------------------------------------------------
                         Other                                                                                               25,645
                                                                                                                     --------------
                         Total expenses                                                                                  27,861,845

==========================================================
==========================================================
===============
Net Investment Income                                                                                                   223,502,935

==========================================================
==========================================================
===============
Realized and Unrealized
Gain (Loss) on Investments,
Options Written and
Foreign Currency
Transactions             Net realized loss from:
                         Investments and options written                                                               (294,935,347)
                         Closing and expiration of options written--Note 4                                              (14,875,135)
                         Foreign currency transactions                                                                  (18,594,305)
                                                                                                                     --------------
                         Net realized loss                                                                             (328,404,787)
                         ----------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on:
                         Investments and options written                                                                 57,857,416
                         Translation of assets and liabilities denominated in foreign currencies                         15,996,354
                                                                                                                     --------------
                         Net change                                                                                      73,853,770
                                                                                                                     --------------
                         Net realized and unrealized loss on investments, options written and
                         foreign currency transactions                                                                 (254,551,017)

==========================================================
==========================================================
===============
Net Decrease in Net Assets Resulting From Operations                                                                 $  (31,048,082)
                                                                                                                     ==============

                         See accompanying Notes to Financial Statements.



22 Oppenheimer Strategic Income Fund

                         Statements of Changes in Net Assets

                                                                                                 Six Months Ended
                                                                                                 March 31, 1995      Year Ended
                                                                                                 (Unaudited)         Sept. 30, 1994
==========================================================
==========================================================
===============
Operations               Net investment income                                                   $   223,502,935     $  366,546,493
                         ----------------------------------------------------------------------------------------------------------
                         Net realized loss on investments, options written and foreign
                         currency transactions                                                      (328,404,787)       (17,210,118)
                         ----------------------------------------------------------------------------------------------------------
                         Net change in unrealized appreciation or depreciation on investments, options written and translation of assets and liabilities denominated
                         in foreign currencies                                                        73,853,770       (317,182,306)
                                                                                                 ---------------     --------------
                         Net increase (decrease) in net assets resulting from operations             (31,048,082)        32,154,069

==========================================================
==========================================================
===============
Dividends and
Distributions to
Shareholders             Dividends from net investment income:
                         Class A ($.2182 and $.4329 per share, respectively)                        (144,270,531)      (236,741,649)
                         Class B ($.2008 and $.3938 per share, respectively)                         (69,583,464)      (119,419,105)
                         ----------------------------------------------------------------------------------------------------------
                         Distributions in excess of net realized gain on investments, options written and foreign currency transactions:
                         Class A ($.1179 per share)                                                           --        (57,628,697)
                         Class B ($.1179 per share)                                                           --        (29,069,526)
                         ----------------------------------------------------------------------------------------------------------
                         Tax return of capital distribution:
                         Class A ($.0135 per share)                                                           --         (8,947,314)
                         Class B ($.0135 per share)                                                           --         (4,513,275)

==========================================================
==========================================================
===============
Beneficial Interest
Transactions
Net increase in net assets resulting from Class A beneficial interest
transactions--Note 2                                                                                   8,602,927        685,155,178
                         ----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from Class B beneficial interest
transactions--Note 2                                                                                 150,368,645      1,019,463,146

==========================================================
==========================================================
===============
Net Assets               Total increase (decrease)                                                   (85,930,505)     1,280,452,827
                         ----------------------------------------------------------------------------------------------------------
                         Beginning of period                                                       4,729,194,410      3,448,741,583
                                                                                                 ---------------     --------------
                         End of period (including overdistributed net investment income of
                         $32,622,783 and $2,882,064, respectively)                               $ 4,643,263,905     $4,729,194,410
                                                                                                 ===============
==============

                         See accompanying Notes to Financial Statements.

23 Oppenheimer Strategic Income Fund

                         Financial Highlights


                         Class A                                                               Class B
                         -------------------------------------------------------------------   -------------------------------------
                         Six Months Ended                                                      Six Months Ended
                         March 31, 1995     Year Ended September 30,                           March 31, 1995   Year Ended Sept.
30,
                         (Unaudited)        1994        1993      1992      1991      1990(2)  (Unaudited)      1994      1993(1)
==========================================================
==========================================================
================
Per Share Operating Data:
Net asset value,
beginning of period           $4.75         $5.21       $5.07     $5.01     $4.87     $5.00       $4.76         $5.22     $4.89
- ------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income           .23           .45         .48       .46       .56       .59         .21           .42       .36
Net realized and
unrealized gain (loss)
on investments, options
written and foreign
currency transactions         (.25)          (.35)        .17       .14       .21      (.10)       (.26)         (.36)      .34
                           -------        -------     -------   -------   -------   -------     -------       -------   -------
Total income (loss) from
investment operations         (.02)           .10         .65       .60       .77       .49        (.05)          .06       .70
- ------------------------------------------------------------------------------------------------------------------------------------
Dividends and
distributions to
shareholders:
Dividends from net
investment income             (.22)          (.43)       (.50)     (.46)     (.57)     (.57)       (.20)         (.39)     (.36)
Distributions from net
realized gain on
investments, options
written and foreign
currency transactions           --             --        (.01)     (.08)     (.06)     (.05)         --            --      (.01)
Distributions in excess
of net realized gain on
investments, options
written and foreign
currency transactions           --           (.12)         --        --        --        --          --          (.12)       --
Tax return of capital           --           (.01)         --        --        --        --          --          (.01)       --
                           -------        -------     -------   -------   -------   -------     -------       -------   -------
Total dividends and
distributions to
shareholders                  (.22)          (.56)       (.51)     (.54)     (.63)     (.62)       (.20)         (.52)     (.37)
- ------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end
of period                    $4.51          $4.75       $5.21     $5.07     $5.01     $4.87       $4.51         $4.76     $5.22
                           =======        =======     =======   =======   =======   =======
   =======       =======   =======

==========================================================
==========================================================
================
Total Return, at Net
Asset Value(3)                (.42)%         1.85%      13.30%    12.56%    16.97%    10.20%      (1.01)%        1.07%
13.58%
==========================================================
==========================================================
================
Ratios/Supplemental Data:
Net assets, end of period
(in millions)               $2,991         $3,143      $2,754    $1,736      $560      $177      $1,653        $1,586      $695
- ------------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in millions)               $3,037         $3,082      $2,107    $1,084      $311       $93      $1,603        $1,236      $276
- ------------------------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding
at end of period (in
thousands)                 663,784        661,897     528,587   342,034   111,739    36,418     366,178       333,489   133,235
- ------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income         9.88%(4)       8.72%       9.78%     9.39%    11.82%    12.79%(4)    9.10%(4)      7.90%
8.13%(4)
Expenses                       .94%(4)        .95%       1.09%     1.16%(5)  1.27%(5)  1.36%(4)    1.69%(4)      1.71%
1.80%(4)
- ------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)    66.9%         119.0%      148.6%    208.2%    194.7%    424.6%       66.9%        119.0%
148.6%

1. For the period from November 30, 1992 (inception of offering) to September 30, 1993.
2. For the period from October 16, 1989 (commencement of operations) to September 30, 1990.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized.
5. Includes $.0002 and $.0020 per share of federal excise tax expense for 1992 and 1991, respectively. The expense ratio, exclusive of federal excise tax expense, was 1.16% and 1.23%, respectively.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $3,262,530,007 and $2,841,432,985, respectively.

See accompanying Notes to Financial Statements.

24 Oppenheimer Strategic Income Fund

Notes to Financial Statements (Unaudited)

1. Significant
Accounting Policies

Oppenheimer Strategic Income Fund (the Fund) is a separate series of
Oppenheimer Strategic Funds Trust, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge. Class B shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At March 31, 1995, securities with an aggregate market value of $42,169,075, representing .91% of the Fund's net assets, were in default.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.


25 Oppenheimer Strategic Income Fund

1. Significant
Accounting Policies
(continued)

Allocation of Income, Expenses and Gains and Losses. Income, expenses
(other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders. The Fund intends to declare dividends separately for Class A and Class B shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains (losses), and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund. Effective October 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. During the period ended March 31, 1995, in accordance with Statement of Position 93-2, undistributed net investment income and accumulated net realized loss were decreased by $39,389,659 due to the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes.

Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in- kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                     Six Months Ended March 31, 1995      Year Ended September 30, 1994
                                             Shares            Amount          Shares          Amount
- --------------------------------------------------------------------------------------------------------
Class A:
Sold                                         73,931,762   $339,303,475     236,638,548    $1,198,107,502
Dividends and distributions reinvested       20,518,912     93,796,832      46,661,271       234,357,544
Redeemed                                    (92,564,333)  (424,497,380)   (149,989,676)     (747,309,868)
                                            -----------   ------------    ------------    --------------
Net increase                                  1,886,341     $8,602,927     133,310,143      $685,155,178
                                            ===========   ============    ============
==============
- --------------------------------------------------------------------------------------------------------
Class B:
Sold                                         54,907,870   $252,496,780     211,514,941    $1,074,296,304
Dividends and distributions reinvested        8,332,909     38,143,804      13,715,575        68,501,659
Redeemed                                    (30,552,322)  (140,271,939)    (24,975,699)     (123,334,817)
                                            -----------   ------------    ------------    --------------
Net increase                                 32,688,457   $150,368,645     200,254,817    $1,019,463,146
                                            ===========   ============    ============
==============

26 Oppenheimer Strategic Income Fund

3. Unrealized Gains
And Losses on
Investments and
Options Written

At March 31, 1995, net unrealized depreciation on investments and options written of $195,764,537 was composed of gross appreciation of $74,502,296, and gross depreciation of $270,266,833.


4. Option Activity

The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the six months ended March 31, 1995 was as follows:

                                                  Call Options                      Put Options
                                               Number           Amount         Number           Amount
                                            of Options     of Premiums      of Options       of Premiums
Options outstanding at September 30, 1994   428,512,533     $5,932,144         300,000          $609,375
Options written                                 319,249      1,714,679      66,538,263         1,354,070
Options canceled in closing purchase
  transactions                             (428,650,783)    (6,198,535)       (300,000)         (609,375)
Options expired prior to exercise               (25,000)      (500,000)            --                 --
Options outstanding at March 31, 1995           155,999       $948,288      66,538,263        $1,354,070

5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Fund uses forward contracts to seek to manage foreign currency risks.
They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

In this report, securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unreal ized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

27 Oppenheimer Strategic Income Fund

5. Forward
Contracts
(continued)

At March 31, 1995, the Fund had outstanding forward contracts to purchase and sell foreign currencies as follows:

                                                    Contract                                 Unrealized
Contracts to                                         Amount            Valuation as       of Appreciation
Purchase                   Expiration Date          (000's)          March 31, 1995        (Depreciation)
- -----------------------------------------------------------------------------------------------------------
Deutsche Mark              4/10/95--5/16/95         105,981            $77,518,657           $1,914,846
New Zealand Dollar                   5/4/95          25,081             16,419,849               18,976
                                                                       -----------          -----------
                                                                       $93,938,506           $1,933,822
                                                                       ===========          ===========
Contracts to Sell
- -----------------------------------------------------------------------------------------------------------
Argentine Austral            4/3/95--4/6/95           9,896             $9,898,685              $(2,435)
Australian Dollar                    5/4/95          22,375             16,424,551              (23,678)
British Pound Sterling               4/4/95             871              1,418,967              (12,544)
Spanish Peseta             4/10/95--5/15/95       9,800,000             77,621,618           (2,017,808)
                                                                       -----------          -----------
                                                                      $105,363,821           (2,056,465)
                                                                      ============          -----------
                                                                                              $(122,643)
                                                                                            ===========


6. Management Fees
And Other Transactions
With Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .75% on the first $200 million of net assets with a reduction of .03% on each $200 million thereafter to $800 million, .60% on the next $200 million and .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

For the six months ended March 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $8,005,768, of which $2,308,900 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $9,478,623, of which $886,439 was paid to an affiliated broker/dealer. During the six months ended March 31, 1995, OFDI received contingent deferred sales charges of $2,947,531 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan. During the six months ended March 31, 1995, OFDI paid $244,099 and $33,581, respectively, to an affiliated broker/dealer as reimbursement for Class A and Class B personal service and maintenance expenses and retained $6,953,364 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

28 Oppenheimer Strategic Income Fund

7. Illiquid Securities

At March 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid and restricted securities. The aggregate value of these securities subject to this limitation at March 31, 1995 was $146,044,241, which represents 3.1% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                   Valuation
                                                                                                                   Per Unit as of
Security                                                                Acquisition Date       Cost Per Unit       March 31, 1995
- ------------------------------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00         11/18/93-12/9/93          $100.00              $81.50
- ------------------------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                    11/18/93-12/9/93            $2.10               $2.00
- ------------------------------------------------------------------------------------------------------------------------------------
Capital Queen & Casino, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00    11/18/93-12/17/93          $87.89              $91.50
- ------------------------------------------------------------------------------------------------------------------------------------
Citicorp Mortgage Securities, Inc., Sub. Bonds, Series 1993-5,
Cl. B4, 7%, 4/25/23                                                     4/29/93                    $13.97              $14.00
- ------------------------------------------------------------------------------------------------------------------------------------
Colombia (Republic of) 1989--1990 Integrated Loan Facility Bonds:
6.75%, 7/1/01                                                           6/17/93-11/12/93           $91.78              $86.50
7.937%, 10/26/03                                                        10/25/93-12/17/93          $89.77              $84.50
- ------------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.                                                        4/14/92                 $1,000.00           $1,000.00
- ------------------------------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02                                4/14/92                   $100.00             $110.00
- ------------------------------------------------------------------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through
Certificates, Series 1994-C1:
Cl. 2-D, 8.70%, 9/25/25                                                 8/10/94                    $98.00              $98.09
Cl. 2-E, 8.70%, 9/25/25                                                 8/10/94                    $94.88              $94.66
- ------------------------------------------------------------------------------------------------------------------------------------
GPA Holland BV, 8.625% Medium-Term Nts., Series C, 1/15/99              1/10/94                    $78.13              $74.63
- ------------------------------------------------------------------------------------------------------------------------------------
GPA Holland BV, 9.50% Medium-Term Nts., Series A, 12/15/01              1/27/94                    $79.96              $65.00
- ------------------------------------------------------------------------------------------------------------------------------------
Prudential Agricultural Credit, Inc., Farmer Mac Agricultural Real
Estate Trust Sr. Sub. Mtg. Pass- Through Certificates, Series 1992-2:
Cl. B2, 8.961%, 1/15/03                                                 8/18/92                    $70.74              $75.92
Cl. B3, 9.294%, 4/15/09                                                 8/18/92                    $74.47              $74.63
- ------------------------------------------------------------------------------------------------------------------------------------
Pulsar Internacional, SA de C.V., 9%, 9/19/95                           9/16/94                    $99.62              $95.00
- ------------------------------------------------------------------------------------------------------------------------------------
Rabobank Certificate of Deposit British Pound Sterling Maximum
Rate Linked Nts., 10%, 6/2/95                                           5/20/94                   $100.00              $96.38
- ------------------------------------------------------------------------------------------------------------------------------------
Rabobank Certificate of Deposit Japanese Yen Minimum Rate
Linked Nts., 10%, 6/2/95                                                5/20/94                   $100.00             $100.50
- ------------------------------------------------------------------------------------------------------------------------------------
South Africa (Republic of) Loan Participation Agreements, Eskom:
7.375%, 4/15/98                                                         11/18/93                   $94.75              $92.75
7.875%, 2/9/00                                                          12/3/93                    $90.50              $94.75
7.875%, 9/15/99                                                         12/17/93                   $89.75              $93.00
8.625%, 1/15/98                                                         2/9/94                     $95.25              $94.50
- ------------------------------------------------------------------------------------------------------------------------------------
Swiss Bank Corp. Investment Banking, Inc., 10% CD Japanese
Yen Rate Linked Nts., 6/5/95                                            5/20/94                   $100.00             $100.00
- ------------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc.                                             5/2/94                      $9.50               $4.00
- ------------------------------------------------------------------------------------------------------------------------------------
United Mexican States, Gtd. Matador Bonds, Bankpesca
Restructured Sov. Loan, 7.562%, 10/26/06                                1/13/94                    $91.75              $53.25
- ------------------------------------------------------------------------------------------------------------------------------------
United Mexican States, Combined Facility 2, Loan
Participation Agreement, Tranche A, 7.625%, 3/20/99                     10/25/94                   $85.25              $56.50
- ------------------------------------------------------------------------------------------------------------------------------------
Venezuela (Republic of) Debs., Banco Venezuela TCI, Zero
Coupon, 12/13/98                                                        7/13/93-7/15/93            $72.64              $62.50

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

29 Oppenheimer Strategic Income Fund

                         Oppenheimer Strategic Income Fund
                         A Series of Oppenheimer Strategic Funds Trust
==========================================================
=====================
Officers and Trustees    James C. Swain, Chairman and Chief Executive Officer
                         Robert G. Avis, Trustee
                         William A. Baker, Trustee
                         Charles Conrad, Jr., Trustee
                         Jon S. Fossel, Trustee and President
                         Raymond J. Kalinowski, Trustee
                         C. Howard Kast, Trustee
                         Robert M. Kirchner, Trustee
                         Ned M. Steel, Trustee
                         Andrew J. Donohue, Vice President
                         David P. Negri, Vice President
                         Arthur P. Steinmetz, Vice President
                         George C. Bowen, Vice President, Secretary,
                           and Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott Farrar, Assistant Treasurer
                         Robert G. Zack, Assistant Secretary

==========================================================
=====================
Investment Advisor       Oppenheimer Management Corporation

==========================================================
=====================
Distributor              Oppenheimer Funds Distributor, Inc.

==========================================================
=====================
Transfer and Shareholder
Servicing Agent          Oppenheimer Shareholder Services
==========================================================
=====================
Custodian of
Portfolio Securities     The Bank of New York
==========================================================
=====================
Independent Auditors     Deloitte & Touche LLP

==========================================================
=====================
Legal Counsel            Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors. This is a copy of a report to shareholders of Oppenheimer Strategic Income Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Strategic Income Fund. For material information concerning the Fund, see the Prospectus.


30 Oppenheimer Strategic Income Fund

OppenheimerFunds Family

OppenheimerFunds offers over 35 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 30 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investmentswith over 2.4 million shareholder accounts and more than $30 billion under Oppenheimer's management and that of our affiliates.

At OppenheimerFunds, we don't charge a fee to exchange shares of eligible funds of the same class. And you can exchange shares easily by mail or by telephone.
(1) For more information on OppenheimerFunds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

Stock Funds
Discovery Fund                             Global Fund
Global Emerging Growth Fund(2)             Oppenheimer Fund
Time Fund                                  Value Stock Fund
Target Fund                                Gold & Special Minerals Fund
Growth Fund(3)

Stock & Bond Funds
Main Street Income & Growth Fund           Equity Income Fund
Total Return Fund                          Asset Allocation Fund
Global Growth & Income Fund

Bond Funds
High Yield Fund                            Strategic Short-Term Income Fund
Champion High Yield Fund                   Investment Grade Bond Fund
Strategic Income & Growth Fund             Mortgage Income Fund
Strategic Income Fund                      U.S. Government Trust
Strategic Diversified Income Fund          Limited-Term Government Fund
Strategic Investment Grade Bond Fund

Tax-Exempt Funds
New York Tax-Exempt Fund(4)                New Jersey Tax-Exempt Fund(4)
California Tax-Exempt Fund(4)              Tax-Free Bond Fund
Pennsylvania Tax-Exempt Fund(4)            Insured Tax-Exempt Bond Fund
Florida Tax-Exempt Fund(4)                 Intermediate Tax-Exempt Bond Fund

Money Market Funds
Money Market Fund                          Cash Reserves

1. Exchange privileges are subject to change or termination.

2. Formerly Global Bio-Tech Fund.

3. Formerly Special Fund.

4. Available only to residents of certain states.

OppenheimerFunds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(c) Copyright 1995 Oppenheimer Management Corporation. All rights reserved.

31 Oppenheimer Strategic Income Fund

"How may I help you?"

As an OppenheimerFunds shareholder, you have some special privileges.
Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your OppenheimerFunds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

You can count on us whenever you need assistance. That's why the International Customer Service Association, an indepen-dent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the OppenheimerFunds' transfer agent,

Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

So call us today--we're here to help.

Information

General Information
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048

Telephone Transactions
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457

PhoneLink
24 hours a day, automated
information and transactions
1-800-533-3310

Telecommunications Device
for the Deaf (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461

OppenheimerFunds
Information Hotline
24 hours a day, timely and insightful
messages on the economy and issues
that affect your investments
1-800-835-3104

RS0230.001.0595  May 31, 1995

[Oppenheimer Funds Logo]
Oppenheimer Funds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270

Bulk Rate
U.S. Postage
PAID
Permit No. 11
Philadelphia, PA

Oppenheimer Strategic Diversified Income Fund
Semiannual Report March 31, 1995



[LOGO}

            Yield

- ---------------------------------
     Standardized Yield
- ---------------------------------
For the 30 Days Ended 3/31/95:(1)
- ---------------------------------
  8.15%
- ---------------------------------



This Fund is for people who want high income from an investment that's strategically designed to lower risk.

- --------------------------------------------------------------------------------
How Your Fund Is Managed
- --------------------------------------------------------------------------------

Oppenheimer Strategic Diversified Income Fund seeks high current income by strategically allocating its assets among three sectors: U.S. government issues, foreign fixed income securities and higher-yielding, lower-rated corporate bonds. Strategic investing gives the Fund's managers the flexibility to shift assets among three fixed income sectors to capitalize on worldwide investment opportunities. At the same time, allocating the Fund's assets among three distinct fixed income sectors can provide the diversification necessary to lower risk.

- --------------------------------------------------------------------------------
Performance
- --------------------------------------------------------------------------------

Total return at net asset value for the 6 months ended 3/31/95 was -1.84%.(2)

     Your Fund's average annual total returns at maximum offering price for the 1-year period ended 3/31/95 and since inception of the Fund on 2/1/94 were
- -1.04% and -1.06%, respectively.(3)

- --------------------------------------------------------------------------------
Outlook
- --------------------------------------------------------------------------------

"The outlook for the bond market is more positive today than it has been in some time, both in terms of income and potential total returns. The Fund's ability to shift assets strategically among bond-market sectors worldwide remains a major advantage for shareholders in the current environment. It has allowed us to seek high yields, while keeping portfolio risks under careful control."

                               David Negri and Art Steinmetz, Portfolio Managers
                                                                  March 31, 1995



All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 3/31/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

2. Based on the change in net asset value per share from 9/30/94 to 3/31/95, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

3. Returns show results of hypothetical investments on 4/1/94 and 2/1/94 (inception of Fund), with the 1% contingent deferred sales charge deducted for the 1-year result.


2    Oppenheimer Strategic Diversified Income Fund

James C. Swain
Chairman
Oppenheimer
Strategic Short-Term
Income Fund

Jon S. Fossel
President
Oppenheimer
Strategic Short-Term
Income Fund



Dear OppenheimerFunds Shareholder,

1994 was marked by one of the greatest tests the bond markets faced in more than six decades. As the U.S. Federal Reserve undertook the most aggressive moves in its history to raise interest rates, bond prices and bond mutual funds declined across the board. Changing interest rates are a fact of life and they affect the short-term performance of all bond markets. That is why we believe the best measure of any fixed income mutual fund is its performance over the long term. And we believe the long-term outlook for the bond markets is very positive.

     To see how greatly the U.S. bond market has improved since last fall, we need look no further than the market's reaction to the Fed's most recent short-term rate increase in February. While the markets had already anticipated this move, unlike previous rate increases, long-term interest rates continued to decline and bonds rallied further. Although the Fed could raise rates again, we believe that this positive environment will prove more than momentary as a result of several factors.

     First, concerns about the effects of inflation on bond prices are fading fast. By most indicators, economic growth is slowing to a pace that can be sustained without reigniting inflation or causing a recession. Second, at current prices, intermediate and long-term bonds are producing some of the best inflation-adjusted returns in years. With the actual inflation rate running just over 3 percent today, many fixed income investors are clearly being rewarded. Attracted by the strong, real returns intermediate and long-term bonds offer, investors are returning to bonds in a significant way. This rising demand is providing solid support for bond prices. Third, as the Fed concludes its tightening efforts--and recent reports suggest that point is near--long-term interest rates will likely stay within their current range, and could decline further. Of course, rates could rise later this year if future reports indicate that the economy isn't slowing as quickly as it seems to be today; however, we believe that over the longer term, the downward trend of rates will continue.

     Two uncertainties affecting the fixed income markets are foreign investors' attitudes toward U.S. debt and the weakness of the U.S. dollar abroad relative to other major currencies. But investors' attitudes overseas and the dollar's decline, in our view, should prove temporary. Both have been driven by the government's moves to support the Mexican peso, a widening trade deficit, and Congress's apparent inability to limit the Federal budget deficit.

     We believe the trade deficit will narrow with increasing U.S. exports as European economies come out of recession and emerging world markets stabilize. Additionally, the need to support the peso has begun to decline as Mexico's tough domestic economic policy has gained credibility. Finally, we are confident that Congress will be able to get the budget deficit issue dealt with because Americans are demanding it.

     Of course, no one can predict the future with perfect clarity. The bond markets are always subject to fluctuations and, as we saw in 1994, the shifts can sometimes be sharp. Overall, however, we believe the outlook for the bond markets today appears positive.

     Your portfolio manager discusses the outlook for your Fund on the following pages. We appreciate your trust, and we'll continue to do our best to help you meet your long-term investment objectives.


James C. Swain                                    Jon S. Fossel
April 24, 1995




3    Oppenheimer Strategic Diversified Income Fund

David Negri and Art Steinmetz
Portfolio Managers

Q+A

An interview with your Fund's managers.

Investments in emerging markets historically have played an important role in the Fund's portfolio. Did the devaluation of the peso affect your strategy?

It certainly did with regard to Mexico itself, where we have drastically reduced our positions. In other emerging markets, however, we think the perception of risk has been exaggerated. We've reduced our emerging-market holdings as a defensive measure, but for the most part we've redirected our investments among emerging markets, to countries like Morocco and Poland, with stronger markets and economies, and where we believe attractive yields compensate for perceived risks.

     These markets don't, of course, develop in straight lines. Foreign investments are always subject to adverse market changes as a result of currency fluctuations, and sometimes the shifts can be sharp. But over time, the long-term returns more than compensate for temporary risks, especially when these investments are part of a diversified portfolio.(1)

Have changes in interest rates and the economy affected your allocations among fixed income sectors?

While where we allocate the Fund's assets among fixed income sectors is critical to producing good returns, how we allocate assets within each sector is just as important to meeting the Fund's objectives. For example, last year, when interest rates were rising and the economy was gaining strength, our strategy was to avoid interest rate risk by shortening Treasury maturities and investing in corporate bonds with stronger prospects than their credit ratings suggested.

     That strategy worked well for us, but today, as the economic expansion and interest rates approach what we believe will be their peak, we're reversing that strategy. With interest rates poised to fall and the economy slowing, we're extending Treasury maturities and upgrading the quality of the high yield portion of the portfolio.

Have you made any changes in the high yield sector of the portfolio?

While we think the expansion phase of the economic cycle is drawing to a close, cyclical companies continue to do well, and we are still focusing on industrial companies whose earnings benefit in the later stages of the economic cycle.

     At the same time, however, there's little doubt that the Fed's efforts to control inflation are slowing the economy. For high yield issuers, that means earnings and cash flow may come under pressure, and we've been managing the Fund's high yield sector more conservatively, focusing on issuers' financial strength and orienting the portfolio toward higher quality.

     Of course, investments in high yield bonds are subject to greater risk that the issuer will default in principal or interest payments. Our focus on quality, however, helps reduce that risk.

Has the recent weakness of the dollar affected the Fund?

It has to some extent. The dol-lar's decline was driven largely by the U.S. government's attempt to support Mexico by buying peso-denominated securities. The government pumped U.S. dollars into the system, and as the supply of dollars rose, their value fell. But as investors sought stability, other markets and currencies, notably Germany and the mark, benefitted--thus, currency declines affecting one sector of the Fund were largely offset by currency gains in Europe. //



1. The Fund's portfolio is subject to change.

4    Oppenheimer Strategic Diversified Income Fund

         --------------------------------------------------------------------------------------------------------------------------
         Statement of Investments                                                           March 31, 1995 (Unaudited)

                                                                                            Face                  Market Value
                                                                                            Amount (1)            See Note 1
==========================================================
==========================================================
===============
Certificates of Deposit -- 1.7%
- -----------------------------------------------------------------------------------------------------------------------------------
         Citibank CD:
         10.50%, 7/14/95                                                     (2) ARA        $       150,000       $        150,037
         10.75%, 11/20/95                                                    (2) CLP            107,888,289                267,348
         16%, 5/3/95                                                         (2) CLP            129,000,000                319,663
         16%, 8/17/95                                                        (2) CLP             41,501,570                102,841
                                                                                                                  -----------------
         Total Certificates of Deposit (Cost $822,407)                                                                     839,889

==========================================================
==========================================================
===============
Mortgage-Backed Obligations -- 8.0%
- -----------------------------------------------------------------------------------------------------------------------------------
Government Agency -- 5.9%
- -----------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/Sponsored -- 4.4%
         --------------------------------------------------------------------------------------------------------------------------
         Federal Home Loan Mortgage Corp., Series 176, Cl. F, 8.95%,
         3/15/20                                                                                     78,000                 79,390
         --------------------------------------------------------------------------------------------------------------------------
         Federal National Mortgage Assn.:
         Collateralized Mtg. Obligations, Gtd. Real Estate Mtg.
         Investment Conduit Pass-Through Certificates, 10.50%, 11/25/20                             355,000                402,478
         Interest-Only Stripped Mtg.-Backed Security, Trust 240, Cl. 2,
         7%, 2/25/24                                                         (3)                  3,820,482              1,398,058
         Interest-Only Stripped Mtg.-Backed Security, Trust 240, Cl. 2,
         7%, 9/25/23                                                         (3)                    313,428                113,520
         Series 1994-83, Cl. Z, 7.50%, 6/25/24                                                      169,228                142,929
                                                                                                                  -----------------
                                                                                                                         2,136,375
- -----------------------------------------------------------------------------------------------------------------------------------
GNMA/Guaranteed -- 1.5%
         --------------------------------------------------------------------------------------------------------------------------
         Government National Mortgage Assn., 7.50%, 6/1/25                                          735,000                750,389
- -----------------------------------------------------------------------------------------------------------------------------------
Private -- 2.1%
- -----------------------------------------------------------------------------------------------------------------------------------
Commercial -- 0.9%
         --------------------------------------------------------------------------------------------------------------------------
         Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
         Series 1992-CHF, Cl. D, 8.25%, 12/25/20                                                    231,080                224,509
         Series 1993-C1, Cl. D, 9.45%, 5/25/24                                                      227,500                226,149
                                                                                                                  -----------------
                                                                                                                           450,658
- -----------------------------------------------------------------------------------------------------------------------------------
Multi-Family -- 1.2%
         --------------------------------------------------------------------------------------------------------------------------
         Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates:
         Series 1991-M6, Cl. B4, 6.45%, 6/25/21                              (4)                    103,894                100,226
         Series 1994-C2, Cl. E, 8%, 4/25/25                                                         394,865                330,638
         Series 1994-C2, Cl. G, 8%, 4/25/25                                                         244,842                182,277
                                                                                                                  -----------------
                                                                                                                           613,141
                                                                                                                  -----------------

         Total Mortgage-Backed Obligations (Cost $3,864,819)                                                             3,950,563

==========================================================
==========================================================
===============
U.S. Government Obligations - 35.2%
- -----------------------------------------------------------------------------------------------------------------------------------
Treasury - 35.2%
- -----------------------------------------------------------------------------------------------------------------------------------
         U.S. Treasury Bonds:
         10.375%, 5/15/95                                                                         2,700,000              2,713,500
         11.50%, 11/15/95                                                                           600,000                618,750
         11.625%, 11/15/02                                                                        3,800,000              4,778,500
         11.75%, 11/15/14                                                                         3,260,000              4,478,425
         8.125%, 8/15/19                                                                            326,000                345,662
         8.75%, 8/15/00                                                                           3,450,000              3,701,201
         --------------------------------------------------------------------------------------------------------------------------

          5  Oppenheimer Strategic Diversified Income Fund

         --------------------------------------------------------------------------------------------------------------------------
         Statement of Investments (Unaudited)(Continued)                                    Face                  Market Value
                                                                                            Amount (1)            See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Treasury (Continued)
- -----------------------------------------------------------------------------------------------------------------------------------
         U.S. Treasury Nts., 9.375%, 4/15/96                                                $       636,000       $        653,689
                                                                                                                  -----------------

         Total U.S. Government Obligations (Cost $17,127,464)                                                           17,289,727

==========================================================
==========================================================
===============
Foreign Government Obligations -- 17.8%
- -----------------------------------------------------------------------------------------------------------------------------------
         Argentina (Republic of) Bonds, Bonos del Tesoro:
         Series I, 6.188%, 5/31/96                                           (4)                     56,000                 51,830
         Series II, 6.188%, 9/1/97                                           (4)                     58,000                 49,061
         --------------------------------------------------------------------------------------------------------------------------
         Bonos de la Tesoreria de la Federacion, Zero Coupon, 5/4/95                                 50,000                 48,591
         --------------------------------------------------------------------------------------------------------------------------
         Brazil (Federal Republic of) Nts., Banco Estado Minas Gerais:
         10%, 1/15/96                                                                                50,000                 46,125
         8.25%, 2/10/00                                                                             500,000                307,500
         --------------------------------------------------------------------------------------------------------------------------
         Corporacion Andina de Fomento Sr. Unsec. Debs., 7.25%, 4/30/98                             150,000                138,750
         --------------------------------------------------------------------------------------------------------------------------
         Ecuador (Republic of) Bonds, 7.25%, 2/28/25                         (4)                    500,000                222,500
         --------------------------------------------------------------------------------------------------------------------------
         International Bank for Reconstruction and Development Bonds,
         12.50%, 7/25/97                                                         NZD                980,000                696,177
         --------------------------------------------------------------------------------------------------------------------------
         Morocco (Kingdom of) Loan Participation Agreement:
         Tranche A, 7.375%, 1/1/09                                           (4)                  2,100,000              1,223,250
         Tranche B, 7.375%, 1/1/04                                           (4)                     50,000                 31,563
         --------------------------------------------------------------------------------------------------------------------------
         New South Wales Treasury Corp. Gtd. Exch. Bonds, 12%, 12/1/01           AUD                240,000
193,268
         --------------------------------------------------------------------------------------------------------------------------
         New Zealand (Republic of) Bonds:
         10%, 7/15/97                                                            NZD                635,000                429,209
         8%, 11/15/95                                                            NZD              1,000,000                649,530
         --------------------------------------------------------------------------------------------------------------------------
         Petroquimica do Nordeste Sr. Unsec. Unsub. Nts., 9.50%,
         10/19/01                                                                                   100,000                 88,000
         --------------------------------------------------------------------------------------------------------------------------
         Poland (Republic of) Past Due Interest Bonds, 3.25%, 10/27/14       (5)                  2,750,000              1,096,563
         --------------------------------------------------------------------------------------------------------------------------
         Queensland Treasury Corp. Gtd. Nts., 8%, 8/14/01                        AUD              1,633,000              1,086,705
         --------------------------------------------------------------------------------------------------------------------------
         Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado,
         10.25%, 11/30/98                                                        ESP             98,000,000                739,277
         --------------------------------------------------------------------------------------------------------------------------
         United Kingdom Treasury Nts.:
         12%, 11/20/98                                                           GBP                306,000                553,861
         12.25%, 3/26/99                                                         GBP                240,000                440,631
         13%, 7/14/00                                                            GBP                210,000                405,541
         --------------------------------------------------------------------------------------------------------------------------
         United Mexican States:
         Combined Facility 3, Loan Participation Agreement, Tranche A,
         7.625%, 9/20/97                                                  (4)(6)                    190,476                107,619
         Petroleos Mexicanos Gtd. Medium-Term Nts., 7.60%, 6/15/00                                   50,000                 30,500
         --------------------------------------------------------------------------------------------------------------------------
         Venezuela (Republic of) Debs., 9%, 5/27/96                                                 125,000                118,124
                                                                                                                  -----------------

         Total Foreign Government Obligations (Cost $8,897,761)                                                          8,754,175

==========================================================
==========================================================
===============
Corporate Bonds and Notes - 37.6%
- -----------------------------------------------------------------------------------------------------------------------------------
Basic Industry - 6.4%
- -----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 2.3%
         --------------------------------------------------------------------------------------------------------------------------
         Harris Chemical North America, Inc., 0%/10.25% Gtd. Sr. Sec.        (7)                    200,000                175,000
         Disc. Nts., 7/15/01
         --------------------------------------------------------------------------------------------------------------------------
         NL Industries, Inc.:
         0%/13% Sr. Sec. Disc. Nts., 10/15/05                                (7)                    400,000                262,000
         11.75% Sr. Sec. Nts., 10/15/03                                                             200,000                205,500
         --------------------------------------------------------------------------------------------------------------------------
         Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02                       (8)                    300,000                291,000
         --------------------------------------------------------------------------------------------------------------------------

          6  Oppenheimer Strategic Diversified Income Fund

         --------------------------------------------------------------------------------------------------------------------------
         Statement of Investments (Unaudited)(Continued)                                    Face                  Market Value
                                                                                            Amount (1)            See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Chemicals (Continued)
         --------------------------------------------------------------------------------------------------------------------------
         UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05           (8)            $       200,000       $        210,750
                                                                                                                  -----------------
                                                                                                                         1,144,250
- -----------------------------------------------------------------------------------------------------------------------------------
Metals/Mining -- 0.6%
         --------------------------------------------------------------------------------------------------------------------------
         Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02                                 300,000                282,000
- -----------------------------------------------------------------------------------------------------------------------------------
Paper -- 3.0%
         --------------------------------------------------------------------------------------------------------------------------
         Gaylord Container Corp., 0%/12.75% Sr. Sub. Disc. Debs.,
         5/15/05                                                             (7)                    550,000                523,875
         --------------------------------------------------------------------------------------------------------------------------
         Rainy River Forest Products, 10.75% Sr. Sec. Nts., 10/15/01                                 50,000                 51,375
         --------------------------------------------------------------------------------------------------------------------------
         Riverwood International Corp.:
         10.75% Sr. Nts., 6/15/00                                                                   200,000                209,500
         11.25% Sr. Sub. Nts., 6/15/02                                                              100,000                105,750
         --------------------------------------------------------------------------------------------------------------------------
         SD Warren Co., 12% Sr. Sub. Nts., 12/15/04                          (8)                    100,000                106,500
         --------------------------------------------------------------------------------------------------------------------------
         Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                                   250,000                254,063
         --------------------------------------------------------------------------------------------------------------------------
         Stone Container Corp.:
         10.75% Fst. Mtg. Nts., 10/1/02                                                             100,000                103,750
         9.875% Sr. Nts., 2/1/01                                                                    100,000                 97,500
                                                                                                                    ---------------
                                                                                                                         1,452,313
- -----------------------------------------------------------------------------------------------------------------------------------
Steel -- 0.5%
         --------------------------------------------------------------------------------------------------------------------------
         Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                                          100,000                 96,000
         --------------------------------------------------------------------------------------------------------------------------
         Wheel-Pittsburgh Corp., 9.375% Sr. Nts., 11/15/03                                          200,000                175,500
                                                                                                                  -----------------
                                                                                                                           271,500
- -----------------------------------------------------------------------------------------------------------------------------------
Consumer Related -- 7.5%
- -----------------------------------------------------------------------------------------------------------------------------------
Consumer Products -- 2.0%
         --------------------------------------------------------------------------------------------------------------------------
         Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                           200,000                219,000
         --------------------------------------------------------------------------------------------------------------------------
         International Semi-Tech Microelectronics, Inc., 0%/11.50% Sr.
         Sec. Disc. Nts., 8/15/03                                            (7)                    400,000                178,000
         --------------------------------------------------------------------------------------------------------------------------
         Revlon Consumer Products Corp., 9.375% Sr. Nts., 4/1/01                                    100,000                 94,250
         --------------------------------------------------------------------------------------------------------------------------
         Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                                 300,000                292,500
         --------------------------------------------------------------------------------------------------------------------------
         Williams (J. B.) Holdings, Inc., 12% Sr. Nts., 3/1/04                                      200,000                192,500
                                                                                                                  -----------------
                                                                                                                           976,250
- -----------------------------------------------------------------------------------------------------------------------------------
Food/Beverages/Tobacco -- 1.6%
         --------------------------------------------------------------------------------------------------------------------------
         Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                                     100,000                 95,000
         --------------------------------------------------------------------------------------------------------------------------
         Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                                    150,000                128,250
         --------------------------------------------------------------------------------------------------------------------------
         Dr. Pepper Bottling Holdings, Inc., 0%/11.625% Sr. Disc.
         Nts., 2/15/03                                                       (7)                    300,000                211,500
         --------------------------------------------------------------------------------------------------------------------------
         Pulsar Internacional, SA de C.V., 9% Nts., 9/19/95                  (6)                    250,000                237,500
         --------------------------------------------------------------------------------------------------------------------------
         Royal Crown Corp., 9.75% Sr. Sec. Nts., 8/1/00                                             100,000                 94,000
                                                                                                                  -----------------
                                                                                                                           766,250
- -----------------------------------------------------------------------------------------------------------------------------------
Healthcare -- 2.8%
         --------------------------------------------------------------------------------------------------------------------------
         Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                      300,000                302,250
         --------------------------------------------------------------------------------------------------------------------------
         Healthsouth Rehabilitation Corp., 9.50% Sr. Sub. Nts., 4/1/01                              100,000                100,250
         --------------------------------------------------------------------------------------------------------------------------
         Icon Health & Fitness, Inc., 13% Sr. Sub. Nts., 7/15/02             (8)                    300,000                319,500
         --------------------------------------------------------------------------------------------------------------------------
         National Medical Enterprises, Inc., 10.125% Sr. Sub. Nts., 3/1/05                          200,000                206,500
         --------------------------------------------------------------------------------------------------------------------------
         Total Renal Care, Inc., Units                                       (7)                    500,000                437,500
                                                                                                                  -----------------
                                                                                                                         1,366,000
- -----------------------------------------------------------------------------------------------------------------------------------
Hotel/Gaming -- 0.0%
         --------------------------------------------------------------------------------------------------------------------------
         Capital Gaming International, Inc. Promissory Nts.                                           2,500                     --
- -----------------------------------------------------------------------------------------------------------------------------------
Leisure -- 0.2%
         --------------------------------------------------------------------------------------------------------------------------
         Kloster Cruise Ltd., 13% Sr. Sec. Nts., 5/1/03                                             150,000                117,750
- -----------------------------------------------------------------------------------------------------------------------------------
Restaurants -- 0.4%
         --------------------------------------------------------------------------------------------------------------------------
         Flagstar Corp., 10.75% Sr. Nts., 9/15/01                                                   200,000                192,500

          7  Oppenheimer Strategic Diversified Income Fund

         --------------------------------------------------------------------------------------------------------------------------
         Statement of Investments (Unaudited)(Continued)                                    Face                  Market Value
                                                                                            Amount (1)            See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Textile/Apparel -- 0.5%
         --------------------------------------------------------------------------------------------------------------------------
         PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts., 10/23/96         IDR            500,000,000       $
154,714
         --------------------------------------------------------------------------------------------------------------------------
         WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                                   100,000                 92,125
                                                                                                                  -----------------
                                                                                                                           246,839
- -----------------------------------------------------------------------------------------------------------------------------------
Energy -- 0.9%
- -----------------------------------------------------------------------------------------------------------------------------------
         Petroleum Heat & Power Co., Inc., 12.25% Sub. Debs., 2/1/05                                200,000                209,000
         --------------------------------------------------------------------------------------------------------------------------
         Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 11/1/97                              300,000                237,000
                                                                                                                  -----------------
                                                                                                                           446,000
- -----------------------------------------------------------------------------------------------------------------------------------
Financial Services -- 1.3%
- -----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial -- 1.1%
         --------------------------------------------------------------------------------------------------------------------------
         Card Establishment Services, Inc., 10% Sr. Sub. Nts., Series B,
         10/1/03                                                                                    300,000                333,375
         --------------------------------------------------------------------------------------------------------------------------
         GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                              250,000                197,500
                                                                                                                  -----------------
                                                                                                                           530,875
- -----------------------------------------------------------------------------------------------------------------------------------
Insurance -- 0.2%
         --------------------------------------------------------------------------------------------------------------------------
         Nacolah Holding Corp., 9.50% Sr. Nts., 12/1/03                                             100,000                 92,000
- -----------------------------------------------------------------------------------------------------------------------------------
Housing Related -- 2.6%
- -----------------------------------------------------------------------------------------------------------------------------------
Building Materials -- 2.0%
         --------------------------------------------------------------------------------------------------------------------------
         Nortek, Inc., 9.875% Sr. Sub. Nts., 3/1/04                                                 200,000                183,000
         --------------------------------------------------------------------------------------------------------------------------
         Triangle Pacific Corp., 10.50% Sr. Nts., 8/1/03                                            250,000                247,500
         --------------------------------------------------------------------------------------------------------------------------
         USG Corp., 9.25% Sr. Nts., Series B, 9/15/01                                               200,000                197,250
         --------------------------------------------------------------------------------------------------------------------------
         Walter Industries, Inc., 14.625% Sr. Nts., Series B, 1/1/49         (9)                    200,000                377,000
                                                                                                                  -----------------
                                                                                                                         1,004,750
- -----------------------------------------------------------------------------------------------------------------------------------
Homebuilders/Real Estate -- 0.6%
         --------------------------------------------------------------------------------------------------------------------------
         Saul (B.F.) Real Estate Investment Trust, 11.625% Sr. Nts., 4/1/02                         300,000                279,000
- -----------------------------------------------------------------------------------------------------------------------------------
Manufacturing -- 3.3%
- -----------------------------------------------------------------------------------------------------------------------------------
Aerospace/Electronics/Computers -- 1.3%
         --------------------------------------------------------------------------------------------------------------------------
         Berg Electronics Holdings Corp., 11.375% Sr. Sub. Debs., 5/1/03                            100,000                103,250
         --------------------------------------------------------------------------------------------------------------------------
         Rohr, Inc., 11.625% Sr. Nts., 5/15/03                                                      300,000                306,000
         --------------------------------------------------------------------------------------------------------------------------
         Unisys Corp., 13.50% Credit Sensitive Nts., 7/1/97                  (4)                    200,000                220,486
                                                                                                                  -----------------
                                                                                                                           629,736
- -----------------------------------------------------------------------------------------------------------------------------------
Automotive -- 2.0%
         --------------------------------------------------------------------------------------------------------------------------
         Aftermarket Technology Corp., 12% Sr. Sub. Nts., 8/1/04                                    100,000                105,500
         --------------------------------------------------------------------------------------------------------------------------
         Foamex LP/Foamex Capital Corp.:
         11.25% Sr. Nts., 10/1/02                                                                   300,000                295,500
         9.50% Sr. Sec. Nts., 6/1/00                                                                 50,000                 48,750
         --------------------------------------------------------------------------------------------------------------------------
         Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                             300,000                270,750
         --------------------------------------------------------------------------------------------------------------------------
         SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02                                                     50,000                 52,250
         --------------------------------------------------------------------------------------------------------------------------
         Terex Corp., 13% Sr. Nts., 8/1/96                                   (8)                    200,000                194,000
                                                                                                                  -----------------
                                                                                                                           966,750
- -----------------------------------------------------------------------------------------------------------------------------------
Media -- 6.1%
- -----------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 2.0%
         --------------------------------------------------------------------------------------------------------------------------
         Act III Broadcasting, Inc., 9.625% Sr. Sub. Nts., 12/15/03                                 100,000                 97,250
         --------------------------------------------------------------------------------------------------------------------------
         Chancellor Broadcasting Co., 12.50% Sr. Sub. Nts., 10/1/04                                 300,000                303,000
         --------------------------------------------------------------------------------------------------------------------------
         New City Communications, Inc., 11.375% Sr. Sub. Nts., 11/1/03                              300,000                274,500
         --------------------------------------------------------------------------------------------------------------------------
         Sinclair Broadcasting Group, Inc., 10% Sr. Sub. Nts., 12/15/03                             300,000                289,500
                                                                                                                  -----------------
                                                                                                                           964,250
- -----------------------------------------------------------------------------------------------------------------------------------
Cable Television -- 3.4%
         --------------------------------------------------------------------------------------------------------------------------
         American Telecasting, Inc., 0%/12.50% Sr. Disc. Nts.,
         6/15/04                                                             (7)                    300,000                151,500
         --------------------------------------------------------------------------------------------------------------------------
         Bell Cablemedia PLC, 0%/11.95% Sr. Disc. Nts., 7/15/04              (7)                    400,000                242,500
         --------------------------------------------------------------------------------------------------------------------------

          8  Oppenheimer Strategic Diversified Income Fund

         --------------------------------------------------------------------------------------------------------------------------
         Statement of Investments (Unaudited)(Continued)                                    Face                  Market Value
                                                                                            Amount (1)            See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Cable Television (Continued)
         --------------------------------------------------------------------------------------------------------------------------
         Cablevision Industries Corp., 10.75% Sr. Nts., 1/30/02                             $       100,000       $        105,750
         --------------------------------------------------------------------------------------------------------------------------
         Cablevision Systems Corp.:
         10.75% Sr. Sub. Debs., 4/1/04                                                              300,000                312,750
         9.875% Sr. Sub. Debs., 4/1/23                                                              100,000                 94,625
         --------------------------------------------------------------------------------------------------------------------------
         Continental Cablevision, Inc., 11% Sr. Sub. Debs., 6/1/07                                  300,000                321,015
         --------------------------------------------------------------------------------------------------------------------------
         Marcus Cable Operating Co. LP/Marcus Capital Corp., 0%/13.50%
         Gtd. Sr. Sub. Disc. Nts., Series II, 8/1/04                         (7)                    300,000                172,875
         --------------------------------------------------------------------------------------------------------------------------
         Time Warner, Inc., 9.15% Debs., 2/1/23                                                     100,000                 95,211
         --------------------------------------------------------------------------------------------------------------------------
         Time Warner, Inc./Time Warner Entertainment LP, 8.375% Sr.
         Debs., 3/15/23                                                                             200,000                179,952
                                                                                                                  -----------------
                                                                                                                         1,676,178
- -----------------------------------------------------------------------------------------------------------------------------------
Diversified Media -- 0.6%
         --------------------------------------------------------------------------------------------------------------------------
         Ackerley Communications, Inc., 10.75% Sr. Sec. Nts.,
         Series A, 10/1/03                                                                          200,000                202,000
         --------------------------------------------------------------------------------------------------------------------------
         Echostar Communications Corp., Units                                (7)                    250,000                113,750
                                                                                                                  -----------------
                                                                                                                           315,750
- -----------------------------------------------------------------------------------------------------------------------------------
Entertainment/Film -- 0.1%
         --------------------------------------------------------------------------------------------------------------------------
         Imax Corp., 7% Sr. Nts., 3/1/01                                     (5)                     80,000                 69,600
- -----------------------------------------------------------------------------------------------------------------------------------
Other -- 2.2%
- -----------------------------------------------------------------------------------------------------------------------------------
Conglomerates -- 0.6%
         --------------------------------------------------------------------------------------------------------------------------
         MacAndrews & Forbes Holdings, Inc., 13% Sub. Debs., 3/1/99                                 300,000                298,500
- -----------------------------------------------------------------------------------------------------------------------------------
Environmental -- 0.9%
         --------------------------------------------------------------------------------------------------------------------------
         EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                                200,000                175,000
         --------------------------------------------------------------------------------------------------------------------------
         Envirotest Systems Corp., 9.125% Sr. Nts., 3/15/01                                         350,000                264,250
                                                                                                                  -----------------
                                                                                                                           439,250
- -----------------------------------------------------------------------------------------------------------------------------------
Services -- 0.7%
         --------------------------------------------------------------------------------------------------------------------------
         Borg-Warner Security Corp., 9.125% Sr. Sub. Nts., 5/1/03                                   400,000                330,000
- -----------------------------------------------------------------------------------------------------------------------------------
Retail -- 0.5%
- -----------------------------------------------------------------------------------------------------------------------------------
Specialty Retailing -- 0.1%
         --------------------------------------------------------------------------------------------------------------------------
         Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                                         50,000                 48,000
- -----------------------------------------------------------------------------------------------------------------------------------
Supermarkets -- 0.4%
         --------------------------------------------------------------------------------------------------------------------------
         Grand Union Co., 11.75% Sr. Nts., 2/15/99                           (9)                    100,000                101,500
         --------------------------------------------------------------------------------------------------------------------------
         Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99                               100,000                 86,000
                                                                                                                  -----------------
                                                                                                                           187,500
- -----------------------------------------------------------------------------------------------------------------------------------
Transportation -- 0.8%
- -----------------------------------------------------------------------------------------------------------------------------------
Shipping -- 0.8%
         --------------------------------------------------------------------------------------------------------------------------
         Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                                  400,000                386,000
- -----------------------------------------------------------------------------------------------------------------------------------
Utilities -- 6.0%
- -----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 2.0%
         --------------------------------------------------------------------------------------------------------------------------
         Beaver Valley II Funding Corp., 9% 2nd Lease Obligation
         Bonds, 6/1/17                                                                              299,000                230,750
         --------------------------------------------------------------------------------------------------------------------------
         California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04            (7)                    300,000                226,500
         --------------------------------------------------------------------------------------------------------------------------
         El Paso Electric Co., 10.375% Lease Obligation Bonds, Series        (9)                    210,000                128,054
         1986A, 1/2/11
         --------------------------------------------------------------------------------------------------------------------------
         First PV Funding Corp., 10.15% Lease Obligation Bonds, Series                              200,000                194,722
         1986B, 1/15/16
         --------------------------------------------------------------------------------------------------------------------------
         Subic Power Corp., 9.50% Sinking Fund Debs., 12/28/08                                      241,375                196,117
                                                                                                                  -----------------
                                                                                                                           976,143
- -----------------------------------------------------------------------------------------------------------------------------------
Telecommunications -- 4.0%
         --------------------------------------------------------------------------------------------------------------------------
         Call-Net Enterprises, Inc., 0%/13.25% Sr. Disc. Nts.,
         12/1/04                                                             (7)                    400,000                221,000
         --------------------------------------------------------------------------------------------------------------------------
         Celcaribe SA, 0%/13.50% Sr. Sec. Nts., 3/15/04                   (7)(8)                    100,000                 67,156
         --------------------------------------------------------------------------------------------------------------------------

          9  Oppenheimer Strategic Diversified Income Fund

         --------------------------------------------------------------------------------------------------------------------------
         Statement of Investments (Unaudited)(Continued)                                    Face                  Market Value
                                                                                            Amount (1)            See Note 1
- -----------------------------------------------------------------------------------------------------------------------------------
Telecommunications (Continued)
         --------------------------------------------------------------------------------------------------------------------------
         Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03               (7)            $       280,000       $        194,600
         --------------------------------------------------------------------------------------------------------------------------
         Horizon Cellular Telephone LP/Horizon Finance Corp.,
         0%/11.375% Sr. Sub. Disc. Nts., 10/1/00                             (7)                    500,000                380,000
         --------------------------------------------------------------------------------------------------------------------------
         MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts.,
         1/15/04                                                             (7)                    500,000                321,250
         --------------------------------------------------------------------------------------------------------------------------
         Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc.
         Nts., 8/1/03                                                        (7)                    500,000                328,750
         --------------------------------------------------------------------------------------------------------------------------
         PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts.,
         11/15/01                                                            (7)                    300,000                222,000
         --------------------------------------------------------------------------------------------------------------------------
         USA Mobile Communications, Inc. II, 14% Sr. Nts., 11/1/04                                  200,000                215,000
                                                                                                                  -----------------
                                                                                                                         1,949,756
                                                                                                                  -----------------

         Total Corporate Bonds and Notes (Cost $18,471,685)                                                             18,405,690

                                                                                            Shares
==========================================================
==========================================================
===============
Common Stocks -- 0.2%
- -----------------------------------------------------------------------------------------------------------------------------------
         Celcaribe SA                                                    (8)(10)                     16,260                 14,844
         --------------------------------------------------------------------------------------------------------------------------
         Kash 'N Karry Food Stores, Inc.                                    (10)                      5,019                 96,616
                                                                                                                  -----------------

         Total Common Stocks (Cost $93,380)                                                                                111,460

==========================================================
==========================================================
===============
Preferred Stocks -- 2.0%
- -----------------------------------------------------------------------------------------------------------------------------------
         AK Steel Holding Corp., 7% Cv. Stock Appreciation Income
         Linked Securities                                                                            5,000                143,750
         --------------------------------------------------------------------------------------------------------------------------
         California Federal Bank, 10.625% Non-Cum., Series B                                          2,500                255,000
         --------------------------------------------------------------------------------------------------------------------------
         First Nationwide Bank, 11.50% Non-Cum.                                                       3,000                302,250
         --------------------------------------------------------------------------------------------------------------------------
         Kaiser Aluminum Corp., $.65 Cv., Series A                                                    2,100                 17,325
         --------------------------------------------------------------------------------------------------------------------------
         Kaiser Aluminum Corp., 8.255% Provisionally Redeemable Income
         Debt Exchangeable for Stock                                                                 10,000                105,000
         --------------------------------------------------------------------------------------------------------------------------
         Prime Retail, Inc., $19.00 Cv., Series B                                                     8,000                139,000
                                                                                                                  -----------------

         Total Preferred Stocks (Cost $1,036,704)                                                                          962,325

                                                                                            Units
==========================================================
==========================================================
===============
Rights, Warrants and Certificates -- 0.0%
- -----------------------------------------------------------------------------------------------------------------------------------
         American Telecasting, Inc. Wts., Exp. 6/99                                                   1,500                  3,000
         --------------------------------------------------------------------------------------------------------------------------
         Capital Gaming International, Inc. Wts., Exp. 2/99                                           5,062                 12,655
         --------------------------------------------------------------------------------------------------------------------------
         Terex Corp. Rts., Exp. 7/96                                         (8)                          6                      5
                                                                                                                  -----------------

         Total Rights, Warrants and Certificates (Cost $22,524)                                                             15,660

                                                                                            Shares
==========================================================
==========================================================
===============
Put Options Purchased -- 0.0%
- -----------------------------------------------------------------------------------------------------------------------------------
         Federal National Mortgage Assn., 6.50%, Exp. 4/95 (Cost $11,602)                             4,500                  2,109

                                                                                            Face
                                                                                            Amount (1)
==========================================================
==========================================================
===============
Structured Instruments -- 1.5%
- -----------------------------------------------------------------------------------------------------------------------------------
         Argentina Local Market Securities Trust, Series 1994-II,
         11.30%, 4/1/00                                                   (2)(8)                    273,913                214,337
         --------------------------------------------------------------------------------------------------------------------------
         Repackaged Argentina Domestic Securities Trust I, 14.75%,
         9/1/02                                                           (2)(8)                    500,000                286,250
         --------------------------------------------------------------------------------------------------------------------------
         Swiss Bank Corp. Investment Banking, Inc., 10% CD Sterling
         Rate Linked Nts., 7/3/95                                            (2)                    230,000                226,320
                                                                                                                  -----------------

         Total Structured Instruments (Cost $1,002,096)                                                                    726,907

         10  Oppenheimer Strategic Diversified Income Fund

         --------------------------------------------------------------------------------------------------------------------------
         Statement of Investments (Unaudited)(Continued)

         --------------------------------------------------------------------------------------------------------------------------
         Total Investments, at Value (Cost $51,350,442)                                     104.0%          51,058,505
         --------------------------------------------------------------------------------------------------------------
         Liabilities in Excess of Other Assets                                               (4.0)          (1,963,624)
                                                                                         ==========      ==============
         Net Assets                                                                         100.0%       $  49,094,881
                                                                                         ==========      ==============


 1. Face amount is reported in local currency. Foreign currency abbreviations are as follows:

     ARA - Argentine Austral                      GBP - British Pound Sterling
     AUD - Australian Dollar                      IDR - Indonesian Rupiah
     CLP - Chilean Peso                           NZD - New Zealand Dollar
     DEM - German Deutsche Mark                   USD - U.S. Dollar
     ESP - Spanish Peseta

 2. Indexed instrument for which the principal amount and/or interest due at maturity is affected by the relative value of a foreign currency.

 3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

 4.  Represents the current interest rate for a variable rate security.

 5.  Represents the current interest rate for an increasing rate security.

 6. Identifies issues considered to be illiquid -- See Note 7 of Notes to Financial Statements.

 7. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.

 8. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,704,342 or 3.47% of the Fund's net assets, at March 31, 1995.

 9.  Non-income producing--issuer is in default of interest payment.

10.  Non-income producing security.

11. A sufficient amount of securities is segregated to collateralize outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

12. A sufficient amount of liquid assets has been designated to cover outstanding call and put options, as follows:

                                       Face
                                       Subject
                                       to                  Expiration      Exercise                 Premium         Market Value
                                       Call/Put            Date            Price                    Received        See Note 1
- --------------------------------------------------------------------------------------------------------------------------------
Call Option on Australian Dollar         434,000 AUD       4/20/95            0.74 USD/AUD          $     751       $    1,285

Call Option on New South Wales
  Treasury Corp.
  Gtd. Exch. Bonds, 12%, 12/1/01         100,000 AUD       4/28/95         109.056 AUD                    678              880

Call Option on Pound Sterling            425,000 GBP        5/8/95            1.60 USD/DEM              4,199           16,456

Call Option on Spanish Peseta/
  Deutsche Mark                        2,500,000 ESP        5/4/95           89.00 ESP/DEM              1,395              821

Put Option on Deutsche Mark              200,000 DEM        6/6/95            1.46 DEM/USD              1,416            1,000

                                                                                                    ---------       ----------
                                                                                                    $   8,439       $   20,442
                                                                                                    =========       ==========



See accompanying Notes to Financial Statements.

11  Oppenheimer Strategic Diversified Income Fund

                           ---------------------------------------------------------------------------------------------------------
                           Statement of Assets and Liabilities March 31, 1995 (Unaudited)
- ------------------------------------------------------------------------------------------------------------------------------------

Assets                     Investments, at value (cost $51,350,442) -- see accompanying statement                     $51,058,505
                           ---------------------------------------------------------------------------------------------------------

                           Receivables:
                           Interest                                                                                     1,234,738
                           Investment sold                                                                                993,781
                           Shares of beneficial interest sold                                                             363,670
                           ---------------------------------------------------------------------------------------------------------

                           Other                                                                                            6,043
                                                                                                                     ------------
                           Total assets                                                                                53,656,737
- ------------------------------------------------------------------------------------------------------------------------------------

Liabilities                Bank overdraft                                                                                 552,458
                           ---------------------------------------------------------------------------------------------------------

                           Options written, at value (premiums received $8,439) -- see
                           accompanying statement -- Note 4                                                                20,442
                           ---------------------------------------------------------------------------------------------------------

                           Unrealized depreciation on forward foreign currency
                           exchange contracts -- Note 5                                                                       965
                           ---------------------------------------------------------------------------------------------------------

                           Payables and other liabilities:
                           Investments purchased                                                                        3,669,447
                           Shares of beneficial interest redeemed                                                         147,446
                           Dividends                                                                                      102,072
                           Service plan fees -- Note 6                                                                     28,578
                           Trustees' fees                                                                                   1,482
                           Transfer and shareholder servicing agent fees -- Note 6                                            579
                           Other                                                                                           38,387
                                                                                                                     ------------
                           Total liabilities                                                                            4,561,856
- ------------------------------------------------------------------------------------------------------------------------------------

Net Assets                                                                                                            $49,094,881
                                                                                                                    =============
- ------------------------------------------------------------------------------------------------------------------------------------


Composition of             Paid-in capital                                                                            $52,546,681
Net Assets
                           ---------------------------------------------------------------------------------------------------------

                           Undistributed net investment income                                                            148,195
                           ---------------------------------------------------------------------------------------------------------

                           Accumulated net realized loss from investment transaction and
                           written option transactions                                                                 (3,299,235)
                           ---------------------------------------------------------------------------------------------------------

                           Net unrealized depreciation on investments, options written and
                           translation of assets and liabilities denominated in foreign currencies                       (300,760)
                                                                                                                    --------------
                           Net assets                                                                                 $49,094,881
                                                                                                                    =============
- ------------------------------------------------------------------------------------------------------------------------------------


Net Asset Value            Net asset value,  redemption  price and offering price per share
Per  Share                 (based  on net  assets  of  $49,094,881  and  10,832,351  shares  of
                           beneficial interest outstanding)                                                                 $4.53


                           See accompanying Notes to Financial Statements.

                           12  Oppenheimer Strategic Diversified Income Fund

                           ---------------------------------------------------------------------------------------------------------

                           Statement of Operations For the Six Months Ended March 31, 1995 (Unaudited)
- ------------------------------------------------------------------------------------------------------------------------------------

Investment Income          Interest (net of foreign withholding taxes of $4,777)                                        $ 2,381,797
                           Dividends                                                                                         55,370
                                                                                                                       ------------
                           Total income                                                                                   2,437,167
- ------------------------------------------------------------------------------------------------------------------------------------

Expenses                   Management fees -- Note 6                                                                        171,570
                           ---------------------------------------------------------------------------------------------------------

                           Service plan fees -- Note 6                                                                      228,602
                           ---------------------------------------------------------------------------------------------------------

                           Transfer and shareholder servicing agent fees -- Note 6                                           25,519
                           ---------------------------------------------------------------------------------------------------------

                           Shareholder reports                                                                               24,759
                           ---------------------------------------------------------------------------------------------------------

                           Custodian fees and expenses                                                                       21,982
                           ---------------------------------------------------------------------------------------------------------

                           Legal and auditing fees                                                                           15,339
                           ---------------------------------------------------------------------------------------------------------

                           Registration and filing fees                                                                       4,394
                           ---------------------------------------------------------------------------------------------------------

                           Trustees' fees and expenses                                                                        2,388
                           ---------------------------------------------------------------------------------------------------------

                           Other                                                                                              6,771
                                                                                                                       ------------
                           Total expenses                                                                                   501,324

- ------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                                                     1,935,843
- ------------------------------------------------------------------------------------------------------------------------------------

Realized and               Net realized loss on:
Unrealized Gain (Loss)     Investments                                                                                   (2,345,688)
On Investments,            Expiration and closing of option contracts written -- Note 4                                     (63,983)
Options Written and        Foreign currency transactions                                                                   (428,672)
Foreign Currency                                                                                                       ------------
Transactions               Net realized loss                                                                             (2,838,343)
                           ---------------------------------------------------------------------------------------------------------

                           Net change in unrealized appreciation or depreciation on:
                           Investments and options written                                                                   94,940
                           Translation of assets and liabilities denominated in foreign currencies                           12,559
                                                                                                                       ------------
                           Net change                                                                                       107,499
                                                                                                                       ------------
                           Net realized and unrealized gain (loss) on investments, options written
                           and foreign currency transactions                                                             (2,730,844)

- ------------------------------------------------------------------------------------------------------------------------------------

Net Decrease in Net Assets Resulting From Operations                                                                    $  (795,001)
                                                                                                                        ============

                           See accompanying Notes to Financial Statements.

                           13  Oppenheimer Strategic Diversified Income Fund


                           ---------------------------------------------------------------------------------------------------------

                           Statements of Changes in Net Assets
                                                                                                Six Months Ended     Period Ended
                                                                                                March 31,            September 30,
                                                                                                1995 (Unaudited)     994(1)
- ------------------------------------------------------------------------------------------------------------------------------------

Operations                 Net investment income                                                $ 1,935,843          $ 1,050,539
                           ---------------------------------------------------------------------------------------------------------

                           Net realized loss on investments, options written and foreign
                           currency transactions                                                 (2,838,343)            (460,892)
                           ---------------------------------------------------------------------------------------------------------

                           Net change in unrealized appreciation or depreciation on
                           investments, options written and translation of assets and
                           liabilities denominated in foreign currencies                            107,499             (408,259)
                                                                                               -------------         ------------
                           Net increase (decrease) in net assets resulting from
                           operations                                                              (795,001)             181,388
- ------------------------------------------------------------------------------------------------------------------------------------

Dividends to               Dividends from net investment income ($.181 and
Shareholders               $.228 per share, respectively)                                        (1,791,718)          (1,046,469)
- ------------------------------------------------------------------------------------------------------------------------------------

Beneficial Interest        Net increase in net assets resulting from beneficial
Transactions               interest transactions -- Note 2                                        8,793,859           43,752,822
- ------------------------------------------------------------------------------------------------------------------------------------

Net Assets                 Total increase                                                         6,207,140           42,887,741
                           ---------------------------------------------------------------------------------------------------------

                           Beginning of period                                                   42,887,741                   --
                                                                                              --------------      --------------
                           End of period (including undistributed net
                           investment income of $148,195 and $4,070,
                           respectively)                                                       $ 49,094,881          $42,887,741
                                                                                               =============
===========

                           1. For the period from February 1, 1994 (commencement of operations) to September 30, 1994.



                           See accompanying Notes to Financial Statements.

                           14  Oppenheimer Strategic Diversified Income Fund

- ---------------------------------------------------------------------------------------------------------------------
Financial Highlights
                                                                            Six Months Ended           Period Ended
                                                                            March 31,                  September 30,
                                                                            1995 (Unaudited)           1994(1)
- ---------------------------------------------------------------------------------------------------------------------

Per Share Operating Data:
Net asset value, beginning of period                                        $  4.80                    $  5.00
- ---------------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
Net investment income                                                           .19                        .23
Net realized and unrealized loss on
investments, options written and foreign currency
transactions                                                                   (.28)                      (.20)
                                                                             -------                   --------
Total income from investment operations                                        (.11)                       .03
- ---------------------------------------------------------------------------------------------------------------------

Dividends from net investment income                                           (.18)                      (.23)
- ---------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                              $  4.53                    $  4.80
                                                                            ========                   =======
- ---------------------------------------------------------------------------------------------------------------------

Total Return, at Net Asset Value(2)                                           (1.84)%                      .58%
- ---------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data:
Net assets, end of period (in thousands)                                    $49,095                    $42,888
- ---------------------------------------------------------------------------------------------------------------------

Average net assets (in thousands)                                           $45,916                    $22,046
- ---------------------------------------------------------------------------------------------------------------------

Number of shares outstanding at end of period
(in thousands)                                                               10,832                      8,944
- ---------------------------------------------------------------------------------------------------------------------

Ratios to average net assets(3):
Net investment income                                                          8.46%                      7.19%
Expenses, before voluntary reimbursement by the Manager                        2.19%                      2.13%
Expenses net of voluntary reimbursement by the Manager                          N/A                       1.71%
- ---------------------------------------------------------------------------------------------------------------------

Portfolio turnover rate(4)                                                     79.7%                     108.8%


1. For the period from February 1, 1994 (commencement of operations) to September 30, 1994.

2. Assumes a hypothetical initial investment on the business day before commencement of operations, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3.   Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $44,097,093 and $34,051,060, respectively.


                See accompanying Notes to Financial Statements.

                15  Oppenheimer Strategic Diversified Income Fund


                              ------------------------------------------------------------------------------------------------------

                              Notes to Financial Statements (Unaudited)
- ------------------------------------------------------------------------------------------------------------------------------------

1. Significant                Oppenheimer  Strategic  Diversified  Income  Fund (the  Fund) is a  separate  series  of  Oppenheimer
   Accounting Policies        Strategic Funds Trust, a diversified,  open-end  management  investment  company registered under the
                              Investment Company Act of 1940, as amended.  The Fund's investment advisor is Oppenheimer
Management
                              Corporation  (the Manager).  The Fund offers a single class of shares,  designated as Class C shares, which may be subject to a contingent deferred sales charge. The following is a summary of significant accounting policies consistently followed by the Fund.
                              ------------------------------------------------------------------------------------------------------

                              Investment Valuation.  Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales,  at values based on the closing bid or asked price or the last sale price on the prior trading day.  Long-term and  short-term  "non-
                              money market" debt  securities  are valued by a portfolio  pricing  service  approved by the Board of
                              Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is  reliable  and that the  quotes  reflect  current  market  value,  or under  consistently  applied procedures  established  by the Board of Trustees to determine  fair value in good faith.  Short-term
                              "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost
                              (or last determined  market value) adjusted for  amortization to maturity of any premium or discount.
                              Forward  contracts are valued based on the closing prices of the forward  currency  contract rates in the London  foreign  exchange  markets on a daily  basis as  provided  by a reliable  bank or dealer.
                              Options are valued  based upon the last sale price on the  principal  exchange on which the option is traded or, in the absence of any  transactions  that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread,  the closing bid or asked price  closest to the last  reported sale price is used.
                              ------------------------------------------------------------------------------------------------------

                              Security  Credit Risk. The Fund invests in high yield  securities,  which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal,  and may be more sensitive to economic  conditions than lower yielding,  higher rated fixed income securities.
                              The Fund may acquire  securities  in default,  and is not  obligated to dispose of  securities  whose issuers  subsequently  default.  At March 31,  1995,  securities  with an  aggregate  market value of
                              $606,554, representing 1.24% of the Fund's net assets were in default.
                              ------------------------------------------------------------------------------------------------------

                              Foreign  Currency  Translation.  The accounting  records of the Fund are maintained in U.S.  dollars.
                              Prices of securities  denominated  in foreign  currencies  are  translated  into U.S.  dollars at the closing  rates of exchange.  Amounts  related to the purchase and sale of securities  and  investment income  are  translated  at the  rates  of  exchange  prevailing  on the  respective  dates  of  such transactions.

                              The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.
                              ------------------------------------------------------------------------------------------------------

                              Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have  segregated  within the  custodian's  vault,  all securities  held as  collateral  for  repurchase  agreements.  The  market  value  of the  underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the  agreement  defaults  and the value of the  collateral  declines,  or if the seller  enters an insolvency  proceeding,  realization  of the value of the  collateral  by the Fund may be  delayed or limited.


                              16 Oppenheimer Strategic Diversified Income Fund


                              ------------------------------------------------------------------------------------------------------

                              Notes to Financial Statements (Unaudited)(Continued)
- ------------------------------------------------------------------------------------------------------------------------------------

1.  Significant               Federal Taxes.  The Fund  intends to continue to comply with  provisions of the Internal Revenue Code
    Accounting Policies       applicable to regulated investment  companies and to distribute all of its taxable income,  including
    (continued)               any net realized gain on investments not offset by loss carryovers,  to shareholders.  Therefore,  no federal income or excise tax provision is required.
                              ------------------------------------------------------------------------------------------------------

                              Distributions to Shareholders.  The Fund intends to declare dividends from net investment income each day the New York Stock  Exchange is open for business and pay such dividends  monthly.  Distributions from net realized gains on investments, if any, will be declared at least once each year.
                              ------------------------------------------------------------------------------------------------------

                              Other.  Investment  transactions  are accounted for on the date the investments are purchased or sold
                              (trade  date) and  dividend  income is  recorded on the  ex-dividend  date.  Discount  on  securities purchased is amortized over the life of the respective securities,  in accordance with federal income tax  requirements.  Realized  gains and losses on  investments  and options  written  and  unrealized appreciation  and  depreciation  are determined on an identified cost basis,  which is the same basis used for federal income tax purposes.  Dividends in kind are recognized as income on the  ex-dividend date,  at the current  market value of the  underlying  security.  Interest on  payment-in-kind  debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.
                              ------------------------------------------------------------------------------------------------------

2. Shares of                  The Fund has authorized an unlimited number of no par value shares of beneficial interest.
   Beneficial Interest        Transactions in shares of beneficial interest were as follows:


                                                          Six Months Ended                           Period Ended
                                                          March 31, 1995                             September 30, 1994(1)
                                                          ----------------------------               ---------------------
                                                          Shares          Amount                     Shares             Amount
                              ------------------------------------------------------------------------------------------------------
                              Sold                         3,862,873       $17,871,337               9,579,653         $46,855,355
                              Dividends reinvested           227,402         1,044,924                 132,003             640,038
                              Redeemed                    (2,201,624)      (10,122,402)               (767,956)         (3,742,571)
                                                          -----------      ------------              ----------        ------------
                              Net increase                 1,888,651       $ 8,793,859               8,943,700         $43,752,822
                                                          ===========      ============
==========        ===========

                              1. For the period from February 1, 1994 (commencement of operations) to September 30, 1994.

- ------------------------------------------------------------------------------------------------------------------------------------

3. Unrealized Gains           At March 31, 1995, net unrealized depreciation on investments and options written of $303,940
   And Losses on              was composed of gross appreciation of $928,540, and gross depreciation of $1,232,480.
   Investments and
   Options Written
- ------------------------------------------------------------------------------------------------------------------------------------

4. Option  Activity           The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce  incremental  earnings  or  protect  against  changes  in the value of  portfolio securities.

                              The Fund  generally  purchases put options or writes  covered call options to hedge  against  adverse movements in the value of portfolio holdings.  When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying  security at a fixed price, upon exercise of the option.

                              Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized  appreciation or  depreciation is recorded.  The Fund will realize a gain or loss upon the  expiration  or closing of the option  transaction.  When an option is  exercised,  the proceeds on sales for a written call option,  the purchase cost for a written put option, or the cost of the security for a purchased  put or call option is adjusted by the amount of premium  received or paid.


                              17 Oppenheimer Strategic Diversified Income Fund


                              -----------------------------------------------------------------------------------------------------

                              Notes to Financial Statements (Unaudited)(Continued)
- ------------------------------------------------------------------------------------------------------------------------------------

4.  Option Activity           In this report, securities designated to cover outstanding call options are noted in the Statement of
    (continued)               Investments.  Shares subject to call,  expiration date,  exercise price,  premium received and market value are detailed in a footnote to the Statement of  Investments.  Options written are reported as a liability in the Statement of Assets and Liabilities.  Gains and losses are reported in the Statement of Operations.

                              The risk in writing a call option is that the Fund gives up the  opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security  decreases and the option is exercised.
                              The risk in buying an option is that the Fund pays a premium  whether or not the option is exercised.
                              The Fund also has the  additional  risk of not being  able to enter into a closing  transaction  if a liquid secondary market does not exist.

                              Written option activity for the six months ended March 31, 1995 was as follows:

                                                               Call Options                        Put Options
                                                               ----------------------------        ---------------------------
                                                               Number of          Amount of        Number of         Amount of
                                                               Options            Premiums         Options           Premiums
                              ------------------------------------------------------------------------------------------------
                              Options outstanding at
                              September 30, 1994                1,926,322         $ 24,421              --           $    --
                              Options written                       2,984           15,263         136,986             1,416
                              Options expired prior
                              to exercise                      (1,928,031)         (32,661)             --                --
                                                               -----------        ---------       ---------          -------
                              Options outstanding at
                              March 31, 1995                        1,275         $  7,023         136,986           $ 1,416
                                                               ===========        =========       =========
       =======


                              18 Oppenheimer Strategic Diversified Income Fund


                              ------------------------------------------------------------------------------------------------------

                              Notes to Financial Statements (Unaudited)(Continued)
- ------------------------------------------------------------------------------------------------------------------------------------

5. Forward Contracts          A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a
                              foreign currency at a future date, at a negotiated rate.

                              The Fund uses forward  contracts to seek to manage foreign  currency risks.  They may also be used to
                              tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition,  the Fund may enter into such contracts as a hedge against changes in foreign currency  exchange rates on portfolio positions.

                              Forward  contracts are valued based on the closing prices of the forward  currency  contract rates in the London foreign  exchange  markets on a daily basis as provided by a reliable bank or dealer.  The
                              Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                              In this report,  securities held in segregated  accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts  (unrealized  appreciation  or  depreciation  on forward  contracts)  are  reported  in the
                              Statement of Assets and  Liabilities.  Realized  gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                              Risks  include the  potential  inability  of the  counterparty  to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                              At March 31, 1995, outstanding forward contracts to buy and sell currencies were as follows:

                                                                            Contract                             Unrealized
                                                      Expiration            Amount         Valuation as of       Appreciation
                              Contracts to Buy        Date                  (000s)         March 31, 1995        (Depreciation)
                              ----------------        ---------------       --------       ---------------       --------------
                              Deutsche Mark           4/10/95-5/16/95          946         $ 692,132             $ 17,097
                              New Zealand Dollar               5/4/95          243           159,245                  184
                                                                                          ----------             -------
                                                                                           $ 851,377             $ 17,281
                                                                                          ==========             =======
                              Contracts to Sell
                              -----------------
                              Australian Dollar                5/4/95          217         $(159,291)            $   (230)
                              Spanish Peseta          4/10/95-5/16/95       87,500          (693,050)             (18,016)
                                                                                           ----------            ---------
                                                                                           $(852,341)            $(18,246)
                                                                                           ==========            =========

- ------------------------------------------------------------------------------------------------------------------------------------

6. Management Fees            Management  fees paid to the Manager were in accordance with the investment  advisory agreement with
   And Other                  the Fund which  provides  for an annual fee of .75% on the first  $200  million of net assets  with
a
   Transactions With          reduction of .03% on each $200 million thereafter to $800 million,  .60% on the next $200 million
and
   Affiliates                 .50% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses  (with  specified  exceptions)  exceed the most  stringent  state  regulatory  limit on Fund expenses.

                              During the six months ended March 31, 1995,  Oppenheimer  Funds  Distributor,  Inc.  (OFDI)
received
                              contingent  deferred sales charges of $32,307 upon redemption of Fund shares,  as  reimbursement  for sales commissions advanced by OFDI at the time of sale of such shares.


                              19 Oppenheimer Strategic Diversified Income Fund


                              ------------------------------------------------------------------------------------------------------

                              Notes to Financial Statements (Unaudited)(Continued)
- ------------------------------------------------------------------------------------------------------------------------------------

6.  Management Fees           Oppenheimer  Shareholder  Services (OSS), a division of the Manager,  is the transfer and shareholder
    And Other                 servicing agent for the Fund, and for other  registered  investment  companies.  OSS's total costs of
    Transactions  With        providing such services are allocated ratably to these companies.
    Affiliates
    (continued)

                              Under an approved  distribution  and service  plan,  the Fund may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions.  In addition,  the Fund's shares are subject to an asset-based  sales charge of .75% of net assets annually,  to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated  financing costs. In the event of termination or  discontinuance  of the plan, the Board of Trustees may allow the Fund to continue payment of the asset-based  sales charge to OFDI for distribution  expenses incurred on Fund shares sold prior to termination or discontinuance of the plan.  During the six months ended March 31, 1995,  OFDI paid $55 to an affiliated  broker/dealer  as reimbursement  for personal service and maintenance  expenses and retained  $227,583 as reimbursement for sales commissions and service fee advances, as well as financing costs.
- ------------------------------------------------------------------------------------------------------------------------------------

7. Illiquid                   At March 31, 1995,  investments in securities  included  issues that are illiquid or restricted.  The
   Securities                 securities  are often  purchased in private  placement  transactions,  are not  registered  under the
                              Securities Act of 1933, may have  contractual  restrictions  on resale,  and are valued under methods approved by the Board of Trustees as reflecting  fair value.  The Fund intends to invest no more than
                              10% of its net assets (determined at the time of purchase) in illiquid or restricted securities.  The aggregate value of these  securities  subject to this limitation at March 31, 1995 was $395,119 which represents .70% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                    Valuation Per
                                                                                   Acquisition       Cost           Unit as of
                              Security                                             Date              Per Unit       March 31, 1995
                              ------------------------------------------------------------------------------------------------------

                              Pulsar Internacional, SA de C.V. 9% Nts.,
                              9/19/95                                               9/16/94          $99.82         $95.00
                              United Mexican States, Combined Facility 3,
                              Loan Participation Agreement, Tranche A,
                              7.625%, 9/20/97                                      10/25/94          $89.77         $56.50

                              Pursuant  to  guidelines  adopted  by the Board of  Trustees,  certain  unregistered  securities  are determined to be liquid and are not included within the 10% limitation specified above.



                              20 Oppenheimer Strategic Diversified Income Fund


                              -----------------------------------------------------------------------------------------------------

                              Oppenheimer Strategic Diversified Income Fund
                              A Series of Oppenheimer Strategic Funds Trust
                              -----------------------------------------------------------------------------------------------------

                              Officers and Trustees     James C. Swain, Chairman and Chief Executive Officer
                                                        Robert G. Avis, Trustee
                                                        William A. Baker, Trustee
                                                        Charles Conrad, Jr., Trustee
                                                        Jon S. Fossel, Trustee and President
                                                        Raymond J. Kalinowski, Trustee
                                                        C. Howard Kast, Trustee
                                                        Robert M. Kirchner, Trustee
                                                        Ned M. Steel, Trustee
                                                        Andrew J. Donohue, Vice President
                                                        David P. Negri, Vice President
                                                        Arthur P. Steinmetz, Vice President
                                                        George C. Bowen, Vice President, Secretary, and Treasurer
                                                        Robert J. Bishop, Assistant Treasurer
                                                        Scott Farrar, Assistant Treasurer
                                                        Robert G. Zack, Assistant Secretary
                              -----------------------------------------------------------------------------------------------------

                              Investment Advisor        Oppenheimer Management Corporation
                              -----------------------------------------------------------------------------------------------------

                              Distributor               Oppenheimer Funds Distributor, Inc.
                              -----------------------------------------------------------------------------------------------------

                              Transfer and              Oppenheimer Shareholder Services
                              Shareholder Servicing
                              Agent
                              -----------------------------------------------------------------------------------------------------

                              Custodian of              The Bank of New York
                              Portfolio Securities
                              -----------------------------------------------------------------------------------------------------

                              Independent Auditors      Deloitte & Touche LLP
                              -----------------------------------------------------------------------------------------------------

                              Legal Counsel             Myer, Swanson, Adams & Wolf, P.C.


                              The  financial  statements  included  herein  have been  taken from the  records of the Fund  without examination by the independent auditors.

                              This is a copy of a report to shareholders  of Oppenheimer  Strategic  Diversified  Income Fund. This
                              report must be preceded or accompanied by a Prospectus of Oppenheimer  Strategic  Diversified  Income
                              Fund. For material information concerning the Fund, see the Prospectus.

                                OPPENHEIMER STRATEGIC FUNDS TRUST

                                            FORM N-14

                                             PART C

                                        OTHER INFORMATION

Item 15.  Indemnification

       Reference is made to Article Ninth of Registrant's Agreement and Declaration of Trust filed as Exhibit 24(b)(1) to Registrant's
Registration Statement and incorporated herein by reference.

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 16.      Exhibits

       (1)     Amended and Restated Declaration of Trust dated March 16, 1995:
Filed herewith.

       (2) By-Laws as amended through 6/26/90: Filed with Post-Effective Amendment No. 9, 1/31/95, and incorporated herein by reference.

       (3)     Not applicable.

       (4) Agreement and Plan of Reorganization: See Exhibit A to Part A of this Registration Statement.

       (5)     (i)      OSIF Specimen Class A Share Certificate: Filed with
Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

               (ii) OSIF Specimen Class B Share Certificate: Filed with Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

               (iii) OSIF Specimen Class C Share Certificate: Previously filed with Registrant's Post-Effective Amendment No. 10, 3/26/95, and incorporated herein by reference.



       (6)     (i)      Investment Advisory Agreement for OSIF dated 10/22/90:
Filed with Registrant's Post-Effective Amendment No. 9, 1/31/95, and incorporated herein by reference.

               (ii)     Investment Advisory Agreement for OSDIF dated 2/1/94:
Filed with Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

       (7)     (i)      (a)     General Distributor's Agreement for OSIF dated
10/13/92: Filed with Post-Effective Amendment No. 9, 1/31/95, and incorporated herein by reference.

                        (b) General Distributor's Agreement for OSDIF dated 2/1/94: Filed with Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

               (ii)     Form of Oppenheimer Funds Distributor, Inc. Dealer
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iii)    Form of Oppenheimer Funds Distributor, Inc. Broker
Agreement: Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (iv) Form of Oppenheimer Funds Distributor, Inc. Agency Agreement - Filed with Post-Effective Amendment No. 14 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No. 33-17850), 9/30/94, and incorporated herein by reference.

               (v) Broker Agreement between Oppenheimer Fund Management, Inc. and Newbridge Securities, Inc. dated 10/1/86: Previously filed with Post-Effective Amendment No. 25 to the Registration Statement of
Oppenheimer Special Fund (Reg. No. 2-45272), 11/1/86, refiled with Post-Effective Amendment No. 45 of Oppenheimer Special Fund (Reg. No. 2-45272), 8/22/94, pursuant to Item 102 of Regulation S-T, and incorporated herein by reference.



       (8) Retirement Plan for Non-Interested Trustees or Directors (adopted by Registrant - 6/7/90): Previously filed with Post-Effective Amendment No. 97 of Oppenheimer Fund (Reg. No. 2-14586), 8/30/90, and incorporated herein by reference.

       (9) Custody Agreement dated 10/6/92: Filed with Post-Effective Amendment No. 9, 1/31/95, and incorporate herein by reference.

       (10)    (i)      Service Plan and Agreement for Class A shares of OSIF
under Rule 12b-1 dated 6/22/93: Filed with Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

               (ii) Distribution and Service Plan and Agreement for Class B shares of OSIF under Rule 12b-1 dated 6/22/93: Filed with Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

               (iii) Distribution and Service Plan and Agreement for Class C shares of OSDIF under Rule 12b-1 dated 2/1/94: Filed with Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

               (iv) Form of Class C Distribution and Service Plan for Oppenheimer Strategic Income Fund dated 2/__/95: Filed with Registrant's Post-Effective Amendment No. 10, 3/26/95, and incorporated herein by reference.

       (11)    (i)      Opinion and Consent of Counsel for OSIF dated 8/30/89:
Previously filed with Registrant's Pre-Effective Amendment No. 9, 1/31/95, and incorporated herein by reference.

               (ii)     Opinion and Consent of Counsel for OSDIF dated 1/31/94:
Filed with Registrant's Post-Effective Amendment No. 8, 2/1/94, and incorporated herein by reference.

       (12)    Tax Opinion Relating to the Reorganization:  Filed herewith.

       (13)    Not applicable.

       (14)    Consent of Deloitte & Touche LLP:  Filed herewith.

       (15)    Not applicable.

       (16)    Not applicable

       (17) Declaration of Registrant under Rule 24f-2: Previously filed with Registrant's N-14 on 5/3/95.

       (18) Powers of Attorney: Filed with Registrant's Post-Effective Amendment No. 7, 2/1/94, and incorporated herein by reference.

Item 17.       Undertakings

       (1)     Not applicable.

       (2)     Not applicable.

                                           SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 2nd day of June, 1995.

                                OPPENHEIMER STRATEGIC FUNDS TRUST

                                  By: /s/ James C. Swain*
                                  ----------------------------------
                                  James C. Swain, Chairman

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                          Title                 Date


    /s/ James C. Swain*             Chairman of the
- ------------------                  Board of Trustees      June 2, 1995
James C. Swain

/s/ Jon S. Fossel*                  Chief Executive
- --------------------                Officer and            June 2, 1995
Jon S. Fossel                       Trustee

/s/ George C. Bowen*                Chief Financial
- -------------------                 and Accounting         June 2, 1995
George C. Bowen                     Officer

/s/ Robert G. Avis*                 Trustee                June 2, 1995
- ------------------
Robert G. Avis

/s/ William A. Baker*               Trustee                June 2, 1995
- --------------------
William A. Baker

/s/ Charles Conrad, Jr.*            Trustee                June 2, 1995
- -----------------------
Charles Conrad, Jr.

/s/ Raymond J. Kalinowski*          Trustee                June 2, 1995
- -------------------------
Raymond J. Kalinowski

/s/ C. Howard Kast*                 Trustee                June 2, 1995
- ------------------
C. Howard Kast

/s/ Robert M. Kirchner*             Trustee                June 2, 1995
- ----------------------
Robert M. Kirchner

/s/ Ned M. Steel*                   Trustee                June 2, 1995
- ----------------
Ned M. Steel



*By: /s/ Robert G. Zack
- --------------------------------
Robert G. Zack, Attorney-in-Fact

                                OPPENHEIMER STRATEGIC FUNDS TRUST

                                          EXHIBIT INDEX



Exhibit           Description
- -------           -----------

    16(1)         Amended Declaration of Trust

16(12)            Tax Opinion in Draft Form

16(14)            Independent Auditors' Consent